UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: April 30, 2017

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2017
Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX	HNACX
Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX	HNMGX
Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX	HNSGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX	HNSOX
VALUE FUNDS
Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX	HNLVX
Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX	HNMVX
Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX	HNVRX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds
Semi-Annual Report Overview (Unaudited)

The Funds' first half of the fiscal year ended April 30, 2017. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2017
GROWTH FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Capital Appreciation Fund	13.45%	13.32%	13.25%	13.50%
Harbor Mid Cap Growth Fund	14.10	14.03	14.00	14.10
Harbor Small Cap Growth Fund	17.04	16.95	16.83	17.11
Harbor Small Cap Growth Opportunities Fund	18.67	18.40	18.38	18.65
VALUE FUNDS
Harbor Large Cap Value Fund	15.44%	15.32%	15.16%	15.39%
Harbor Mid Cap Value Fund	15.18	15.04	14.98	15.23
Harbor Small Cap Value Fund	18.98	18.84	18.75	19.00

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2017
S&P 500 (large cap, domestic equity)	13.32%
Russell 1000® Growth (large cap, domestic equity)	15.23
Russell Midcap® Growth (mid cap, domestic equity)	13.59
Russell 2000® Growth (small cap, domestic equity)	18.48
Russell 1000® Value (large cap, domestic equity)	11.69
Russell Midcap® Value (mid cap, domestic equity)	12.42
Russell 2000® Value (small cap, domestic equity)	18.26

1

Harbor Domestic Equity Funds
Semi-Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
DOMESTIC EQUITY FUNDS	2013*	2014*	2015*	2016*	2017 [a]
Harbor Capital Appreciation Fund
Institutional Class	0.65%	0.65%	0.64%	0.64%	0.65%	0.88%
Administrative Class	0.90	0.90	0.89	0.89	0.90	1.17
Investor Class	1.02	1.02	1.01	1.01	1.02	1.24
Retirement Class	N/A	N/A	N/A	0.59 [b]	0.59	0.81
Harbor Mid Cap Growth Fund
Institutional Class	0.84%	0.83%	0.84%	0.85%	0.88%	1.02%
Administrative Class	1.09	1.08	1.09	1.10	1.13	1.34
Investor Class	1.21	1.20	1.21	1.22	1.25	1.37
Retirement Class	N/A	N/A	N/A	0.80 [b]	0.81	0.95
Harbor Small Cap Growth Fund
Institutional Class	0.83%	0.83%	0.83%	0.85%	0.85%	1.08%
Administrative Class	1.08	1.08	1.08	1.10	1.10	1.32
Investor Class	1.20	1.20	1.20	1.22	1.22	1.39
Retirement Class	N/A	N/A	N/A	0.80 [b]	0.80	1.03
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	0.90% [c]	0.90%	0.89%	0.89%	1.08%
Administrative Class	N/A	1.15 [c]	1.15	1.13	1.14	1.32
Investor Class	N/A	1.27 [c]	1.27	1.26	1.26	1.39
Retirement Class	N/A	N/A	N/A	0.84 [b]	0.83	1.03
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.83%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.15
Investor Class	1.05	1.05	1.05	1.05	1.05	1.19
Retirement Class	N/A	N/A	N/A	0.63 [b]	0.62	0.78
Harbor Mid Cap Value Fund
Institutional Class	0.93%	0.89%	0.86%	0.84%	0.84%	0.94%
Administrative Class	1.18	1.14	1.11	1.09	1.09	1.28
Investor Class	1.30	1.26	1.23	1.21	1.21	1.29
Retirement Class	N/A	N/A	N/A	0.79 [b]	0.78	0.88
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.84%	0.85%	0.86%	0.87%	1.09%
Administrative Class	1.09	1.09	1.10	1.11	1.12	1.48
Investor Class	1.21	1.21	1.22	1.23	1.24	1.54
Retirement Class	N/A	N/A	N/A	0.81 [b]	0.82	1.02

*	Audited
1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2017 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	Unaudited annualized figures for the six-month period ended April 30, 2017
b	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016
c	Annualized figures for the period February 1, 2014 (inception) through October 31, 2014
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
U.S. equities posted double digit gains in the fiscal half year ended April 30, 2017. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 13.83% for the fiscal six months.
Domestic equities started the strong advance immediately following the November 2016 elections. Investors were optimistic that campaign promises of tax reform, increased infrastructure spending and reduced government regulation would lead to higher economic growth and higher corporate earnings.
In December 2016, encouraging economic data led the U.S. Federal Reserve (Fed) to raise the federal funds rate, the first increase since December 2015 and the second increase since the financial crisis of 2008. The Fed raised the rate again in March 2017 amid continuing favorable economic news.
Modest economic growth, generally decent corporate earnings and investor confidence all contributed to a fiscal first half of solid equity increases and low volatility.
Comments by the portfolio managers of each Harbor domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2017
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	13.83%	18.58%	13.57%	7.23%	9.76%
S&P 500 (large cap stocks)	13.32	17.92	13.68	7.15	9.74
Russell Midcap® (mid cap stocks)	12.94	16.70	13.34	7.62	11.17
Russell 2000® (small cap stocks)	18.37	25.63	12.95	7.05	9.06
Russell 3000® Growth (growth stocks)	15.47	19.83	13.79	8.80	9.15
Russell 3000® Value (value stocks)	12.18	17.33	13.29	5.56	10.01
International & Global
MSCI EAFE (ND) (foreign stocks)	11.47%	11.29%	6.78%	0.87%	4.81%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	12.57	13.14	10.22	3.09	N/A
MSCI World (ND) (global stocks)	12.12	14.65	9.94	3.92	6.67
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	10.37	12.59	5.14	1.12	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	8.88	19.13	1.49	2.47	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-0.76%	-1.32%	-9.74%	-6.47%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	4.86%	11.27%	6.86%	6.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67	0.83	2.27	4.30	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.19	1.73	0.69	4.22	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.23	0.40	0.15	0.65	3.45
Strategic Growth
In March 2017, Harbor Funds acquired the assets of the Mar Vista Strategic Growth Fund and renamed the fund the Harbor Strategic Growth Fund. We are pleased to partner with Mar Vista Investment Partners, LLC and Silas Myers, Brian Massey, Joshua Honeycutt and Jeffrey Prestine, the portfolio managers of the fund. We believe this established large cap growth at a reasonable price fund is a good complement to the other funds in our domestic equity line-up.
Invest for the Long-Term
As this letter was being finalized in mid-June 2017, the Fed once again raised the federal funds rate, a measure of short-term rates, to a range of 1% to 1.25%. It was the third rate increase in fiscal 2017. The Fed also indicated that, assuming the economy continues to perform as expected, they would begin later in 2017 reducing very slowly their large inventory of bonds purchased during the financial crisis.
The actions of the Fed indicate the economy continues to improve and the Fed believes it is appropriate for interest rates to return to more normal (higher) levels. While the actions of the Fed should help short-term and long-term interest rates return to more normal levels, no one is able to predict when such rate increases will occur, especially for longer-term rates.
So how should investors respond to the actions of the Fed? We believe long-term investors probably need to make few, if any, changes. Interest rates move in the opposite direction of bond prices. Higher interest rates mean lower prices for existing bonds. Over time, the higher interest rates should make up for any decline in the price of existing bonds.
3

No one can predict stock prices or bond prices with certainty. We encourage all investors to have a diversified portfolio of stocks, bonds and cash in an allocation consistent with their long-term financial objectives and comfort with risk. We also encourage investors to rebalance periodically to keep the allocation consistent with their long-term financial goals. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
June 15, 2017

David G. Van Hooser
Chairman
4

Harbor Capital Appreciation Fund
Managers' Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
The six-month period ended April 30, 2017, saw gradually improving economic conditions in many major economies, especially the United States; steady improvement in business sentiment; and post-U.S.-election expectations that policies of the new administration would favor companies that would benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.
PERFORMANCE
The Harbor Capital Appreciation Fund advanced 13.45% (Institutional Class), 13.32% (Administrative Class), 13.25% (Investor Class) and 13.50% (Retirement Class) in the six months ended April 30, 2017, underperforming its benchmark, the Russell 1000® Growth Index, which rose 15.23%.
In the benchmark, the Financials, Consumer Discretionary, Information Technology, Health Care, Industrials, and Materials sectors posted double-digit gains. Energy was the lone sector to lose ground.
A number of the Fund’s positions in the Information Technology and Health Care sectors advanced but lagged the benchmark’s sector returns, while other positions in the sectors outperformed the benchmark. In Technology, declines in Qualcomm, Palo Alto Networks, and FleetCor Technologies had the effect of tempering strong advances in Apple, NVIDIA, Alphabet, and Adobe Systems. Qualcomm, which makes cellphone chips, fell on antitrust litigation. There is great incentive for Qualcomm and Apple, the other party in recent legal action, to reach agreement, as their business models rely heavily on each other’s long-term success. Internet security hardware and software maker Palo Alto Networks declined on indications of slowing revenue growth. We eliminated the position during the period. FleetCor Technologies is a leading provider of fleet cards and payment-processing services for commercial and government fleets. The company’s cards function like charge cards and are used to purchase fuel and lodging. The stock’s weakness reflected lower-than-expected revenue and concerns that organic growth may be slowing. We believe FleetCor has distinct competitive advantages and leadership positions in businesses with attractive long-term growth prospects.
Apple’s share price performance reflects the proliferation of the iOS platform across mobile phone, tablet, and personal computer landscapes as well as the financial power and attractive margins of the company’s hardware products. Semiconductor maker NVIDIA has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where it is leveraging its graphics expertise to offer high-value-added solutions: gaming (where it has dominant market share), automotive, high-performance computing (HPC), and cloud and enterprise. We continue to believe Alphabet’s technological lead and dominant position in Internet search is a unique strength that has enabled the company (formerly known as Google) to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue, and YouTube monetization opportunities. Adobe Systems, best known for its Photoshop photo-editing tool and the PDF and Flash platforms, benefited as customers transitioned from perpetual license agreements to subscriptions.
In Health Care, Alexion Pharmaceuticals’ weakness reflected investor concern about a change in senior management and disappointment that the Food and Drug Administration did not grant priority review for the company’s drug Soliris as a treatment for an ultra-rare form of myasthenia gravis. Soliris is already approved to treat two rare, genetic, and potentially life-threatening blood disorders. Other approved drugs target a disease caused by genetic mutations and an ultra-rare metabolic disorder. Celgene rose on positive results from a trial
5

Harbor Capital Appreciation Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	6.1%
Amazon.com Inc.	5.0%
Facebook Inc.	4.4%
Microsoft Corp.	3.7%
Alibaba Group Holding Ltd. ADR	3.4%
Netflix Inc.	3.2%
Visa Inc.	3.2%
MasterCard Inc.	3.0%
Tencent Holdings Ltd.	3.0%
Alphabet Inc. Class C	2.6%
of an experimental compound to treat relapsed/refractory multiple myeloma. We consider Celgene, with its robust revenue and earnings, and deep pipeline, one of the biotechnology sector’s most fundamentally sound companies. As of the end of the period, the Fund focused its holdings in high-conviction biotechnology and specialty pharmaceutical companies. We expect that productive research and development activity will yield effective disease treatments that improve the quality of patients’ lives -- characteristics that historically have been the source of longer-term outperformance in the sector.
Another detractor to Fund performance, American Tower, which operates broadcast and communications towers, wireless towers, and distributed antenna systems, was hurt by its sensitivity to interest rate increases and exposure to currency translation headwinds. We eliminated the position during the period.
Energy holdings rose modestly, faring better than the benchmark sector, although an overweight position relative to the benchmark detracted from the Fund’s relative performance.
In Consumer Discretionary, stock selection and an overweight position relative to the benchmark benefited the Fund’s performance. Amazon.com rose on strong execution, long-term revenue growth, margin-expansion potential, and development of a meaningfully important business opportunity in cloud infrastructure. Hotel operator Marriott benefitted from increased demand and limited supply growth in the U.S., which we believe should lead to accelerating revenue and operating income growth. Strong subscriber growth at Netflix reflected the appeal of the company’s original programming. We believe increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.
In Industrials, Boeing’s 787 Dreamliner commercial jet generated cash, organically, for the first time since deliveries started in 2011. The world’s largest aerospace company and a leading manufacturer of commercial jetliners and defense, space, and security systems, Boeing reported strong revenue, free cash flow, and earnings leading to a positive contribution to Fund performance.
An underweight in Consumer Staples benefited relative return.
OUTLOOK & STRATEGY
As fundamental investors, we examine company and industry prospects over the intermediate- and long-term, working to understand and anticipate how industries and businesses will change over time. Our goal is to identify companies with sustainable above-average growth. We have constructed a portfolio of companies with what we believe are differentiated products and market opportunities.
We expect Fund aggregate EPS growth in 2017 to once again outpace EPS growth for the S&P 500 Index. With a modest price-to-earnings ratio premium, the Fund was, as of the end of the period, at the low end of its historical valuation range relative to the S&P 500 and Russell 1000® Growth Indexes. In the past, the Fund has performed well when its relative valuation has been low and its above-average earnings growth has been achieved.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor Capital Appreciation Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012
Cusip	411511504
Ticker	HACAX
Inception Date	12/29/1987
Net Expense Ratio	0.65% [a,b]
Total Net Assets (000s)	$22,206,234

ADMINISTRATIVE CLASS

Fund #	2212
Cusip	411511827
Ticker	HRCAX
Inception Date	11/01/2002
Net Expense Ratio	0.90% [a,b]
Total Net Assets (000s)	$431,345

INVESTOR CLASS

Fund #	2412
Cusip	411511819
Ticker	HCAIX
Inception Date	11/01/2002
Net Expense Ratio	1.02% [a,b]
Total Net Assets (000s)	$1,506,393

RETIREMENT CLASS

Fund #	2512
Cusip	411512528
Ticker	HNACX
Inception Date	03/01/2016
Net Expense Ratio	0.59% [a,b]
Total Net Assets (000s)	$1,930,011

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$210,074	$183,326
Price/Earning Ratio (P/E)	39.8x	27.8x
Price/Book Ratio (P/B)	7.7x	7.4x
Beta vs. Russell 1000® Growth Index	1.09	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	29% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects a contractual management fee waiver effective through February 28, 2018
c	Unannualized
7

Harbor Capital Appreciation Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	13.45%	19.97%	13.05%	9.04%	12/29/1987	$118,775
Administrative Class	13.32	19.68	12.77	8.77	11/01/2002	115,869
Investor Class	13.25	19.53	12.63	8.64	11/01/2002	114,464
Retirement Class[1]	13.50	20.05	13.06	9.04	03/01/2016	118,853
Comparative Indices
Russell 1000® Growth	15.23%	19.50%	13.87%	8.88%	—	$117,051
S&P 500	13.32	17.92	13.68	7.15	—	99,775
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.70% (Gross) (Institutional Class); 0.90% (Net) and 0.95% (Gross) (Administrative Class); 1.02% (Net) and 1.07% (Gross) (Investor Class); and 0.57% (Net) and 0.62% (Gross) (Retirement Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor Capital Appreciation Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 0.1%)
COMMON STOCKS—99.9%
Shares		Value
AEROSPACE & DEFENSE—1.6%
2,289,687	Boeing Co.	$ 423,203
AIR FREIGHT & LOGISTICS—1.4%
1,902,072	FedEx Corp.	360,823
AUTOMOBILES—1.5%
1,266,741	Tesla Inc.*	397,845
BANKS—1.2%
3,531,572	JPMorgan Chase & Co.	307,247
BEVERAGES—1.5%
794,134	Constellation Brands Inc.	137,020
5,644,567	Monster Beverage Corp.*	256,150
		393,170
BIOTECHNOLOGY—6.9%
2,773,281	Alexion Pharmaceuticals Inc.*	354,370
2,843,891	BioMarin Pharmaceutical Inc.*	272,559
4,946,701	Celgene Corp.*	613,638
267,488	Regeneron Pharmaceuticals Inc.*	103,916
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY—Continued
2,087,116	Shire plc ADR[1]	$ 369,336
654,544	Vertex Pharmaceuticals Inc.*	77,433
		1,791,252
CAPITAL MARKETS—1.7%
1,984,987	Goldman Sachs Group Inc.	444,240
CHEMICALS—0.8%
1,929,643	Albemarle Corp.	210,157
COMMUNICATIONS EQUIPMENT—0.2%
399,716	Palo Alto Networks Inc.*	43,333
ENERGY EQUIPMENT & SERVICES—0.4%
2,139,239	Halliburton Co.	98,148
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
1,809,499	Crown Castle International Corp.	171,179
FOOD & STAPLES RETAILING—1.5%
2,218,874	Costco Wholesale Corp.	393,895
HOTELS, RESTAURANTS & LEISURE—2.3%
6,320,887	Marriott International Inc.	596,818
INTERNET & DIRECT MARKETING RETAIL—11.3%
1,414,503	Amazon.com Inc.*	1,308,401
1,568,281	Expedia Inc.	209,711
5,448,163	Netflix Inc.*	829,210
328,379	Priceline Group Inc.*	606,457
		2,953,779
INTERNET SOFTWARE & SERVICES—16.1%
7,679,282	Alibaba Group Holding Ltd. ADR (CHN)*,1	886,957
746,215	Alphabet Inc. Class A*	689,891
761,922	Alphabet Inc. Class C*	690,271
7,640,347	Facebook Inc.*	1,147,962
25,164,784	Tencent Holdings Ltd. (CHN)	788,496
		4,203,577
IT SERVICES—7.3%
2,011,773	FleetCor Technologies Inc.*	283,942
6,811,054	MasterCard Inc.	792,262
9,228,233	Visa Inc.	841,799
		1,918,003
LIFE SCIENCES TOOLS & SERVICES—1.4%
1,923,199	Illumina Inc.*	355,523
MACHINERY—1.1%
1,795,947	Parker-Hannifin Corp.	288,788
MEDIA—2.4%
1,210,600	Charter Communications Inc.*	417,851
2,112,483	Time Warner Inc.	209,706
		627,557
OIL, GAS & CONSUMABLE FUELS—1.9%
2,065,714	Concho Resources Inc.*	261,643
2,464,497	EOG Resources Inc.	227,966
		489,609

9

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—3.7%
2,118,764	Allergan plc	$ 516,682
8,100,829	Bristol-Myers Squibb Co.	454,051
		970,733
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.9%
1,739,981	Broadcom Ltd.	384,205
4,645,156	NVIDIA Corp.	484,490
1,921,120	QUALCOMM Inc.	103,241
3,794,587	Texas Instruments Inc.	300,455
		1,272,391
SOFTWARE—12.8%
6,040,016	Activision Blizzard Inc.	315,591
5,048,800	Adobe Systems Inc.*	675,226
13,919,247	Microsoft Corp.	952,912
3,192,449	Red Hat Inc.*	281,191
6,085,998	Salesforce.com Inc.*	524,126
2,557,200	Snap Inc.*	57,665
3,865,103	Splunk Inc.*	248,565
3,126,113	Workday Inc.*	273,222
		3,328,498
SPECIALTY RETAIL—5.3%
2,435,423	Home Depot Inc.	380,170
11,900,622	Industria de Diseno Textil SA (SP)[2]	456,046
1,418,760	O'Reilly Automotive Inc.*	352,065
714,721	ULTA Salon Cosmetics & Fragrance Inc.*	201,151
		1,389,432
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.1%
11,000,132	Apple Inc.	1,580,169
TEXTILES, APPAREL & LUXURY GOODS—4.0%
2,616,567	adidas AG (GER)	524,591
9,409,454	NIKE Inc.	521,378
		1,045,969
TOTAL COMMON STOCKS
(Cost $15,828,427)		26,055,338

SHORT-TERM INVESTMENTS—1.5%
Principal Amount		Value
REPURCHASE AGREEMENTS—0.1%
$32,153	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $32,798)	$ 32,153
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.4%
355,233,547	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.740%)[3]	355,234
TOTAL SHORT-TERM INVESTMENTS
(Cost $387,387)		387,387
TOTAL INVESTMENTS—101.4%
(Cost $16,215,814)		26,442,725
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.4)%		(368,742)
TOTAL NET ASSETS—100.0%		$26,073,983

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 423,203	$—	$—	$ 423,203
Air Freight & Logistics	360,823	—	—	360,823
Automobiles	397,845	—	—	397,845
Banks	307,247	—	—	307,247
Beverages	393,170	—	—	393,170
Biotechnology	1,791,252	—	—	1,791,252
Capital Markets	444,240	—	—	444,240
Chemicals	210,157	—	—	210,157
Communications Equipment	43,333	—	—	43,333
Energy Equipment & Services	98,148	—	—	98,148
Equity Real Estate Investment Trusts (REITs)	171,179	—	—	171,179
10

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Food & Staples Retailing	$ 393,895	$ —	$—	$ 393,895
Hotels, Restaurants & Leisure	596,818	—	—	596,818
Internet & Direct Marketing Retail	2,953,779	—	—	2,953,779
Internet Software & Services	3,415,081	788,496	—	4,203,577
IT Services	1,918,003	—	—	1,918,003
Life Sciences Tools & Services	355,523	—	—	355,523
Machinery	288,788	—	—	288,788
Media	627,557	—	—	627,557
Oil, Gas & Consumable Fuels	489,609	—	—	489,609
Pharmaceuticals	970,733	—	—	970,733
Semiconductors & Semiconductor Equipment	1,272,391	—	—	1,272,391
Software	3,328,498	—	—	3,328,498
Specialty Retail	933,386	456,046	—	1,389,432
Technology Hardware, Storage & Peripherals	1,580,169	—	—	1,580,169
Textiles, Apparel & Luxury Goods	521,378	524,591	—	1,045,969
Short-Term Investments
Repurchase Agreements	—	32,153	—	32,153
Investment Company-Securities Lending Investment Fund	355,234	—	—	355,234
Total Investments in Securities	$24,641,439	$1,801,286	$—	$26,442,725
There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of April 30, 2017.
3	Represents the investment of collateral received from securities lending activities.
CHN	China
GER	Germany
SP	Spain
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen Mortimer

Michael T. Carmen

Mario E. Abularach

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities rose for the six-month period ended April 30, 2017. The period began with stocks soaring following President Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. This rally continued into December as positive economic data added to the risk-on mood, including the strongest economic growth in two years and the highest level of consumer confidence in 15 years. The U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence mid-month by deciding to increase the policy rate for the first time since December 2015.
During the first quarter of 2017, President Trump stoked the tax reform optimism after communicating his plans to lower the tax burden. Despite voiced concerns regarding stretched valuations and overly optimistic policy expectations, the market hit a series of record-highs during the quarter. The Fed hiked rates for the third time in a decade, but the market did not flinch. The risk-on sentiment ground to a halt in March after the Republicans’ failure to repeal and replace the Affordable Care Act.
In April, despite a mixed economic backdrop, the combination of solid earnings, dampened French political risk, and renewed focus on meaningful tax reform rekindled bullish sentiment. Earnings season also began on an encouraging start even as heightened valuations continued to receive scrutiny.
Performance
For the six-month period ended April 30, 2017, the Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 14.10% (Institutional Class), 14.03% (Administrative Class), 14.00% (Investor Class) and 14.10% (Retirement Class) for the period, while its benchmark, the Russell Midcap® Growth Index, returned 13.59%.
Stock selection was the primary driver of relative outperformance. Strong selection in the Consumer Discretionary, Materials, and Information Technology sectors contributed the most to relative returns. Weaker selection in the Financials and Consumer Staples sectors partially offset positive returns. Sector allocation, a residual of the bottom-up stock selection process, also contributed to relative performance. Underweight allocations to the weaker-performing Consumer Staples and Consumer Discretionary sectors contributed while overweight allocations to the Energy and Financials sectors detracted from relative returns.
Panera Bread in the Consumer Discretionary sector, the American bakery-café fast casual restaurant, was the largest relative contributor during the period. The company reported solid fourth quarter results and beat earnings expectations. Then in April, it was announced that the company would be acquired at a significant premium. Another top contributor during the period was Mobileye (Information Technology), a developer of computer vision products and data analysis services for advanced driver assistance systems and autonomous driving technologies. The stock rose upon an acquisition agreement with Intel during first quarter of 2017. We eliminated the position on strength.
NVIDIA, a graphics chip producer for gaming visualization, data center acceleration, and deep learning, detracted from relative returns. We did not hold the stock early in the reporting period due to our concern that competitive incursions would hinder the company’s business. These competitive issues did not materialize as we had expected and we initiated a position in the first quarter of 2017. The company has an attractive growth profile in part due to its leading position in technology supporting artificial intelligence and virtual reality. Under Armour (Consumer Discretionary) was also a top detractor during the period. The athletic
12

Harbor Mid Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Workday Inc.	3.7%
Intuitive Surgical Inc.	3.6%
ServiceNow Inc.	3.5%
NVIDIA Corp.	2.9%
Arista Networks Inc.	2.5%
Zillow Group Inc. Class C	2.5%
CoStar Group Inc.	2.4%
Fastenal Co.	2.3%
Guidewire Software Inc.	2.3%
TD Ameritrade Holding Corp.	2.3%
apparel company reported a fourth quarter earnings miss with weakness across business segments. We trimmed the Fund’s position but still believe that Under Armour has a strong global brand that will continue to grow over the long-term.
OUTLOOK & STRATEGY
Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we focus on companies with improving fundamentals where we have a differentiated view of the potential future earnings relative to the market consensus. Finally, we believe that our valuation discipline helps control portfolio risk.
We employ this philosophy, in combination with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund’s portfolio. We consider a very broad universe of available stocks within the mid-cap market, typically focusing on companies with projected accelerating earnings growth. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Information Technology sector, the Fund’s largest sector weight on an absolute basis, and a decrease in exposure to the Consumer Discretionary sector. At the end of the period, the Fund was most overweight the Information Technology and Energy sectors relative to the Index and most underweight the Consumer Discretionary, Real Estate, and Consumer Staples sectors.
In terms of the stock picking environment going forward, we believe the U.S. should see continued solid growth, propelled by strong employment and consumption. The Fed hiked rates for the third time in a decade, but the market did not flinch and we expect more hikes to come in 2017. Furthermore, we believe the Trump administration’s ability to execute tax reform and deregulation may steer the course of U.S. equities in the short-term, but in the long run fundamentals are more important. The Fund has been positioned to take advantage of stocks that we believe will benefit from these themes that should perpetuate solid economic growth, while not abandoning positions that we view as strong secular growth stories.

This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019
Cusip	411511876
Ticker	HAMGX
Inception Date	11/01/2000
Net Expense Ratio	0.88% [a]
Total Net Assets (000s)	$135,771

ADMINISTRATIVE CLASS

Fund #	2219
Cusip	411511793
Ticker	HRMGX
Inception Date	11/01/2002
Net Expense Ratio	1.13% [a]
Total Net Assets (000s)	$79,835

INVESTOR CLASS

Fund #	2419
Cusip	411511785
Ticker	HIMGX
Inception Date	11/01/2002
Net Expense Ratio	1.25% [a]
Total Net Assets (000s)	$19,281

RETIREMENT CLASS

Fund #	2519
Cusip	411512510
Ticker	HNMGX
Inception Date	03/01/2016
Net Expense Ratio	0.81% [a]
Total Net Assets (000s)	$112,912

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$17,289	$14,596
Price/Earning Ratio (P/E)	47.4x	29.7x
Price/Book Ratio (P/B)	7.3x	6.3x
Beta vs. Russell Midcap® Growth Index	1.14	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	50% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Unannualized
14

Harbor Mid Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	14.10%	19.68%	11.11%	6.89%	11/01/2000	$ 97,312
Administrative Class	14.03	19.52	10.83	6.61	11/01/2002	94,821
Investor Class	14.00	19.33	10.71	6.49	11/01/2002	93,740
Retirement Class[1]	14.10	19.83	11.11	6.89	03/01/2016	97,312
Comparative Index
Russell Midcap® Growth	13.59%	15.83%	12.28%	7.83%	—	$106,233
As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); 1.24% (Investor Class); and 0.79% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 1.7%)
COMMON STOCKS—98.3%
Shares		Value
AUTOMOBILES—1.1%
12,010	Tesla Inc.*	$ 3,772
BANKS—1.9%
263,206	Huntington Bancshares Inc.	3,385
22,966	Signature Bank*	3,180
		6,565
BEVERAGES—3.0%
28,993	Molson Coors Brewing Co.	2,780
169,939	Monster Beverage Corp.*	7,712
		10,492
BIOTECHNOLOGY—2.9%
19,075	Incyte Corp.*	2,371
76,771	Ionis Pharmaceuticals Inc.*	3,699
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY—Continued
10,852	Tesaro Inc.*	$ 1,602
21,177	Vertex Pharmaceuticals Inc.*	2,505
		10,177
CAPITAL MARKETS—2.3%
212,410	TD Ameritrade Holding Corp.	8,129
CHEMICALS—1.6%
384,925	Platform Specialty Products Corp.*	5,454
COMMERCIAL SERVICES & SUPPLIES—1.1%
66,602	Clean Harbors Inc.*	3,870
COMMUNICATIONS EQUIPMENT—2.5%
61,263	Arista Networks Inc.*	8,555
CONSUMER FINANCE—1.8%
42,960	Capital One Financial Corp.	3,453
101,727	Synchrony Financial	2,828
		6,281
CONTAINERS & PACKAGING—1.3%
86,020	International Paper Co.	4,643
DIVERSIFIED FINANCIAL SERVICES—1.0%
326,045	Double Eagle Acquisition Corp. (CYM)*	3,430
ELECTRICAL EQUIPMENT—1.2%
26,453	Rockwell Automation Inc.	4,162
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
90,104	Trimble Inc.*	3,192
ENERGY EQUIPMENT & SERVICES—1.1%
66,619	Baker Hughes Inc.	3,955
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.4%
11,325	Equinix Inc.	4,730
HEALTH CARE EQUIPMENT & SUPPLIES—13.8%
28,704	Abiomed Inc.*	3,741
51,676	Align Technology Inc.*	6,957
53,263	DexCom Inc.*	4,152
68,314	Edwards Lifesciences Corp.*	7,492
170,477	Hologic Inc.*	7,697
126,041	Insulet Corp.*	5,471
14,792	Intuitive Surgical Inc.*	12,364
		47,874
HEALTH CARE TECHNOLOGY—1.4%
93,824	Veeva Systems Inc.*	5,031
HOTELS, RESTAURANTS & LEISURE—5.6%
101,288	Hilton Worldwide Holdings Inc.	5,973
63,388	Marriott International Inc.	5,985
135,400	Melco Crown Entertainment Ltd. ADR (HK)[1]	2,972
14,812	Panera Bread Co.*	4,632
		19,562
INTERNET & DIRECT MARKETING RETAIL—1.3%
29,751	Netflix Inc.*	4,528
INTERNET SOFTWARE & SERVICES—6.4%
34,894	CoStar Group Inc.*	8,406
134,485	Godaddy Inc.*	5,234

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET SOFTWARE & SERVICES—Continued
2,985	Trade Desk Inc.*	$ 112
219,704	Zillow Group Inc. Class C*	8,568
		22,320
IT SERVICES—1.2%
49,656	Global Payments Inc.	4,060
MACHINERY—2.1%
53,793	Middleby Corp.*	7,323
OIL, GAS & CONSUMABLE FUELS—3.9%
8,397	Centennial Resource Development PIPE*,2	139
21,961	Cimarex Energy Co.	2,562
27,451	Diamondback Energy Inc.*	2,741
72,562	Newfield Exploration Co.*	2,512
17,664	Pioneer Natural Resources Co.	3,056
213,363	WPX Energy Inc.*	2,545
		13,555
PHARMACEUTICALS—1.5%
48,300	Eisai Co. Ltd. (JP)	2,540
124,300	Ono Pharmaceutical Co. Ltd. (JP)	2,564
		5,104
PROFESSIONAL SERVICES—1.7%
144,363	TransUnion*	5,779
ROAD & RAIL—2.1%
35,253	JB Hunt Transport Services Inc.	3,161
91,385	Knight Transportation Inc.	3,134
37,100	Swift Transportation Corp.*	912
		7,207
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—12.2%
579,554	Advanced Micro Devices Inc.*	7,708
47,303	Analog Devices Inc.	3,605
92,355	Applied Materials Inc.	3,751
54,734	Cavium Inc.*	3,768
103,151	Microchip Technology Inc.	7,796
204,651	Micron Technology Inc.*	5,663
96,895	NVIDIA Corp.	10,106
		42,397
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—13.6%
85,280	Autodesk Inc.*	$ 7,681
129,266	Guidewire Software Inc.*	7,948
129,127	ServiceNow Inc.*	12,200
34,276	Ultimate Software Group Inc.*	6,947
145,470	Workday Inc.*	12,714
		47,490
SPECIALTY RETAIL—1.6%
20,073	ULTA Beauty Inc.*	5,649
TEXTILES, APPAREL & LUXURY GOODS—1.4%
182,569	Kate Spade & Co.*	3,176
96,483	Under Armour Inc. Class C*	1,873
		5,049
TRADING COMPANIES & DISTRIBUTORS—3.4%
77,392	AerCap Holdings NV (NET)*	3,561
181,427	Fastenal Co.	8,106
		11,667
TOTAL COMMON STOCKS
(Cost $289,317)		342,002

SHORT-TERM INVESTMENTS—1.5%
(Cost $5,083)
Principal Amount
REPURCHASE AGREEMENTS
$5,083	Repurchase Agreement with Bank of America dated April 28, 2017 due May 01, 2017 at 0.770% collateralized by U.S. Treasury Notes (value $5,193)	5,083
TOTAL INVESTMENTS—99.8%
(Cost $294,400)		347,085
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		714
TOTAL NET ASSETS—100.0%		$347,799

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Automobiles	$ 3,772	$—	$—	$ 3,772
Banks	6,565	—	—	6,565
Beverages	10,492	—	—	10,492
Biotechnology	10,177	—	—	10,177
Capital Markets	8,129	—	—	8,129
Chemicals	5,454	—	—	5,454
Commercial Services & Supplies	3,870	—	—	3,870
Communications Equipment	8,555	—	—	8,555
Consumer Finance	6,281	—	—	6,281
17

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Containers & Packaging	$ 4,643	$ —	$—	$ 4,643
Diversified Financial Services	3,430	—	—	3,430
Electrical Equipment	4,162	—	—	4,162
Electronic Equipment, Instruments & Components	3,192	—	—	3,192
Energy Equipment & Services	3,955	—	—	3,955
Equity Real Estate Investment Trusts (REITs)	4,730	—	—	4,730
Health Care Equipment & Supplies	47,874	—	—	47,874
Health Care Technology	5,031	—	—	5,031
Hotels, Restaurants & Leisure	19,562	—	—	19,562
Internet & Direct Marketing Retail	4,528	—	—	4,528
Internet Software & Services	22,320	—	—	22,320
IT Services	4,060	—	—	4,060
Machinery	7,323	—	—	7,323
Oil, Gas & Consumable Fuels	13,416	139	—	13,555
Pharmaceuticals	—	5,104	—	5,104
Professional Services	5,779	—	—	5,779
Road & Rail	7,207	—	—	7,207
Semiconductors & Semiconductor Equipment	42,397	—	—	42,397
Software	47,490	—	—	47,490
Specialty Retail	5,649	—	—	5,649
Textiles, Apparel & Luxury Goods	5,049	—	—	5,049
Trading Companies & Distributors	11,667	—	—	11,667
Short-Term Investments
Repurchase Agreements	—	5,083	—	5,083
Total Investments in Securities	$336,759	$10,326	$—	$347,085
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Common Stocks
Life Sciences Tools & Services	$180	$ —	$(182)	$—	$—	$ 2	$—	$ —	$—
Oil, Gas & Consumable Fuels	—	527	(468)	—	64	16	—	(139) [h]	—
	$180	$527	$(650)	$—	$ 64	$18	$—	$(139)	$—
There were no transfers between Levels 1 and 2 during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	PIPE after the name of a security stands for Private Investment in Public Equity and there are some restrictions on reselling this security within a certain period.
h	Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing input.
CYM	Cayman Islands
HK	Hong Kong
JP	Japan
NET	Netherlands
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Small Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William Muggia
Lead Portfolio Manager
Since 2000
Ethan Meyers, CFA
Since 2000
John Montgomery
Since 2011
Bruce Jacobs, CFA
Since 2011
Hamlen Thompson
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of
Fund Performance
Market Review
U.S. equities surged following the U.S. presidential election, lifting most stock indices to record highs. The rally began with a rotation into domestic cyclical growth, with lower P/E, smaller capitalization companies leading the charge. Domestic stocks extended post-election gains into the new year, supported by positive economic data at home and signs of improvements in the eurozone and emerging economies. However, market leadership has changed with the start of the new year. Cyclical and financial stocks pulled back as the “Trump trade” faded, giving way to high-quality, large market capitalization, growth-oriented companies, primarily within the Information Technology and Health Care sectors. Energy sold off and was the only segment to finish the period in negative territory. The defensive Consumer Staples, Real Estate, and Utilities sectors, prized by investors for their bond-like characteristics, underperformed.
Performance
The Harbor Small Cap Growth Fund returned 17.04% (Institutional Class), 16.95% (Administrative Class), 16.83% (Investor Class) and 17.11% (Retirement Class) for the six months ended April 30, 2017, underperforming the Russell 2000® Growth Index, which gained 18.48%. Relative weakness in the Industrials and Information Technology sectors offset relative strength in the Health Care and Consumer Discretionary sectors.
Investments in Industrials were the Fund’s biggest source of weakness, costing 276 basis points (bps) of relative returns. Matson, Inc., which provides multimodal transportation services to the North American market, declined after two sequential quarters of weaker-than-expected operational results. While we have maintained the Fund’s investment in the stock given our belief that Matson benefits from continued demand growth in Hawaii, market consolidation, and accelerating U.S. economic growth, we are monitoring the position closely. Huron Consulting Group, Inc., a provider of operational and financial consulting services, also underperformed. The Fund held the stock given our belief that the company would benefit from increased demand for its services from Health Care and Education organizations due to increased regulatory challenges and the strained end-markets of these businesses. However, we exited the position after the company lowered its earnings and revenue guidance.
Information Technology holdings detracted 119 bps from relative results. The Ultimate Software Group, Inc., a provider of Web-based payroll and workforce management software solutions, was the sector’s biggest relative underperformer. The company makes a small amount of revenue from Affordable Care Act (ACA) employer compliance filings and the stock came under selling pressure as the ACA had shifted from a perceived modest tailwind to a perceived risk. We maintained a position in the stock as we believe Ultimate is a high quality, purely domestic software-as-a-service growth company, which continues to take share from legacy payroll service bureaus. Also negatively impacting relative returns was the Fund’s position in BroadSoft, Inc., a provider of software that enables carriers to deliver voice and data services. We recently trimmed the Fund’s position but remain invested in the stock. We think BroadSoft has maintained market leadership by supporting a differentiated book of product offerings, including the most comprehensive suite of solutions from a feature and function standpoint.
19

Harbor Small Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
ICON plc	2.5%
John Bean Technologies Corp.	2.4%
Berry Plastics Group Inc.	2.2%
Masimo Corp.	2.2%
Installed Building Products Inc.	2.1%
Bright Horizons Family Solutions Inc.	2.0%
Omnicell Inc.	2.0%
Nektar Therapeutics	1.8%
Ryder System Inc.	1.8%
Vail Resorts Inc.	1.8%
Health Care holdings contributed 228 bps of relative gains. ARIAD Pharmaceuticals, Inc., an oncology-focused company with two commercial products and a drug candidate in clinical development, was the top relative performer in the sector. In early January, the company announced its agreement to be acquired by Takeda Pharmaceuticals for $24/share, a 75% premium to the closing price on the prior day. Following the news, we sold the Fund’s investment in the stock. Masimo Corp., a leader in the pulse oximetry (which measures patients’ oxygen levels during surgery) market, was another leading source of relative strength, advancing on the heels of a strong quarterly earnings report. Given the move and its impact to valuation we decided to take profits and reinvest the capital into companies that presented, in our view, more favorable risk/rewards.
Consumer Discretionary holdings provided a 135 bps incremental performance benefit. Insulation installer Installed Building Products, Inc. was the sector’s top source of relative strength. We believe Installed Building Products is a well-run company that is poised to benefit from the rebound in single-family housing starts and housing completions in the U.S. In addition, we think the company’s acquisition strategy should help drive further growth. Elsewhere in the sector, owner and operator of casual dining entertainment venues Dave & Buster’s Entertainment, Inc. also augmented the Fund’s relative performance. The company has very strong unit economics, and cash-on-cash return in recent years has been substantial due to high beverage and entertainment revenues. We continue to like Dave & Buster’s for its differentiated approach to casual dining with a focus on experiences and think the company is well positioned for future growth within the casual dining category, which has been fairly insulated from the e-commerce revolution that has been threatening revenues of many operators within the Consumer Discretionary segment.
Outlook & Strategy
Looking ahead, we will continue to track economic indicators and search for increased clarity on companies’ growth outlooks moving forward. Additionally, signs from Washington on new policy proposals and their timeliness will help inform our assessments and remove some of the uncertainty surrounding these issues. All said, we believe the current environment is becoming more favorable to active security selection as intra-stock correlations have receded and idiosyncratic drivers, such as earnings, are helping to determine asset valuations. We think these developments should favor funds with bottom-up GARP (“growth-at-a-reasonable-price”) strategies such as the Fund.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
20

Harbor Small Cap Growth Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010
Cusip	411511868
Ticker	HASGX
Inception Date	11/01/2000
Net Expense Ratio	0.85% [a]
Total Net Assets (000s)	$530,049

ADMINISTRATIVE CLASS

Fund #	2210
Cusip	411511769
Ticker	HRSGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a]
Total Net Assets (000s)	$657

INVESTOR CLASS

Fund #	2410
Cusip	411511777
Ticker	HISGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a]
Total Net Assets (000s)	$8,154

RETIREMENT CLASS

Fund #	2510
Cusip	411512494
Ticker	HNSGX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$146,675

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$3,483	$2,461
Price/Earning Ratio (P/E)	37.4x	32.9x
Price/Book Ratio (P/B)	4.7x	4.7x
Beta vs. Russell 2000® Growth Index	0.91	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	48% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Unannualized
21

Harbor Small Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	17.04%	23.67%	13.21%	8.42%	11/01/2000	$112,203
Administrative Class	16.95	23.39	12.95	8.17	11/01/2002	109,645
Investor Class	16.83	23.20	12.80	8.02	11/01/2002	108,109
Retirement Class[1]	17.11	23.74	13.24	8.43	03/01/2016	112,364
Comparative Index
Russell 2000® Growth	18.48%	24.06%	12.89%	7.97%	—	$107,673
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); 1.23% (Investor Class);  and 0.78% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
22

Harbor Small Cap Growth Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 4.1%)
COMMON STOCKS—95.9%
Shares		Value
AEROSPACE & DEFENSE—2.2%
146,990	Hexcel Corp.	$ 7,607
162,002	KLX Inc.*	7,662
		15,269
AIRLINES—1.0%
119,880	Spirit Airlines Inc.*	6,866
BANKS—4.6%
201,500	Bank of NT Butterfield & Son Ltd. (BM)	6,700
168,060	East West Bancorp Inc.	9,120
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
196,294	FCB Financial Holdings Inc.*	$ 9,275
174,194	Pacific Premier Bancorp Inc.*	6,367
		31,462
BIOTECHNOLOGY—4.5%
298,710	Acceleron Pharma Inc.*	9,864
97,080	La Jolla Pharmaceutical Co.*	2,815
200,885	Neurocrine Biosciences Inc.*	10,727
79,310	Prothena Corp. plc (IE)*	4,293
20,975	Tesaro Inc.*	3,096
		30,795
CAPITAL MARKETS—1.0%
37,510	MarketAxess Holdings Inc.	7,221
COMMUNICATIONS EQUIPMENT—2.0%
104,324	ARRIS International plc (UK)*	2,711
481,400	Ciena Corp.*	11,029
		13,740
CONSTRUCTION MATERIALS—0.7%
200,180	Summit Materials Inc.*	5,137
CONTAINERS & PACKAGING—2.2%
297,540	Berry Global Group Inc.*	14,877
DIVERSIFIED CONSUMER SERVICES—1.9%
175,630	Bright Horizons Family Solutions Inc.*	13,369
DIVERSIFIED TELECOMMUNICATION—0.4%
291,950	Orbcomm Inc.*	2,814
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
211,002	Orbotech Ltd. (IL)*	6,948
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.5%
372,130	Columbia Property Trust Inc.	8,373
140,872	Community Healthcare Trust Inc.	3,482
273,463	National Storage Affiliates Trust	6,700
135,040	QTS Realty Trust Inc.	7,217
192,250	Uniti Group Inc.	5,279
		31,051
FOOD & STAPLES RETAILING—0.4%
230,597	Natural Grocers by Vitamin Cottage Inc.*	2,523
HEALTH CARE EQUIPMENT & SUPPLIES—6.8%
136,310	DexCom Inc.*	10,627
238,560	Integra LifeSciences Holdings Corp.*	10,967
144,242	Masimo Corp.*	14,819
327,340	Wright Medical Group NV (NET)*	9,948
		46,361
HEALTH CARE TECHNOLOGY—2.0%
333,484	Omnicell Inc.*	13,806
HOTELS, RESTAURANTS & LEISURE—5.2%
119,740	Dave & Buster's Entertainment Inc.*	7,665
536,216	Eldorado Resorts Inc.*	10,255
237,328	Isle of Capri Casinos Inc.*	5,473
61,880	Vail Resorts Inc.	12,231
		35,624

23

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—2.8%
274,382	Installed Building Products Inc.*	$ 14,638
58,183	iRobot Corp.*	4,640
		19,278
INTERNET SOFTWARE & SERVICES—1.7%
47,598	CoStar Group Inc.*	11,466
IT SERVICES—3.4%
45,935	Euronet Worldwide Inc.*	3,795
248,970	Interxion Holding NV (NET)*	10,372
292,695	WNS Holdings Ltd. ADR (JE)*,1	9,372
		23,539
LEISURE PRODUCTS—2.0%
393,510	Acushnet Holdings Corp.	7,186
110,554	Brunswick Corp.	6,274
		13,460
LIFE SCIENCES TOOLS & SERVICES—2.5%
204,564	ICON plc (IE)*	17,284
MACHINERY—4.0%
104,620	Flowserve Corp.	5,322
183,980	John Bean Technologies Corp.	16,310
491,384	Mueller Water Products Inc.	5,528
		27,160
MARINE—0.7%
150,360	Matson Inc.	4,766
MEDIA—4.5%
436,891	Lions Gate Entertainment Corp. Class B (CAN)*	10,420
49,455	Madison Square Garden Co.*	9,978
149,464	Nexstar Media Group Inc.	10,313
		30,711
OIL, GAS & CONSUMABLE FUELS—1.5%
291,540	Western Refining Inc.	10,055
PHARMACEUTICALS—6.7%
280,942	Aclaris Therapeutics Inc.*	7,897
1,757,725	Cardiome Pharma Corp. (CAN)*	5,888
193,820	Medicines Co.*	9,559
648,603	Nektar Therapeutics*	12,304
219,164	Pacira Pharmaceuticals Inc.*	10,641
		46,289
ROAD & RAIL—1.8%
178,840	Ryder System Inc.	12,145
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.3%
151,280	Cavium Inc.*	10,416
249,990	Integrated Device Technology Inc.*	5,997
65,120	Macom Technology Solutions Holdings Inc.*	3,183
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
150,360	Microsemi Corp.*	$ 7,058
104,734	Monolithic Power Systems Inc.	9,583
		36,237
SOFTWARE—9.8%
274,999	BroadSoft Inc.*	10,560
136,581	Commvault Systems Inc.*	6,891
180,197	Fortinet Inc.*	7,028
92,480	Nice Ltd. ADR (IL)[1]	6,238
143,949	Proofpoint Inc.*	10,849
145,460	Tableau Software Inc.*	7,808
36,775	Ultimate Software Group Inc.*	7,453
350,639	Zendesk Inc.*	10,081
		66,908
SPECIALTY RETAIL—1.1%
80,850	Genesco Inc.*	4,309
32,160	Lithia Motors Inc.	3,073
		7,382
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.4%
205,000	Electronics for Imaging Inc.*	9,385
THRIFTS & MORTGAGE FINANCE—1.2%
768,950	MGIC Investment Corp.*	8,105
TRADING COMPANIES & DISTRIBUTORS—5.1%
518,121	BMC Stock Holdings Inc.*	12,072
207,316	Rush Enterprises Inc.*	7,826
274,080	Univar Inc.*	8,181
49,305	Watsco Inc.	6,844
		34,923
TOTAL COMMON STOCKS
(Cost $527,135)		656,956

SHORT-TERM INVESTMENTS—2.8%
(Cost $19,404)
Principal Amount
REPURCHASE AGREEMENTS
$19,404	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $19,796)	19,404
TOTAL INVESTMENTS—98.7%
(Cost $546,539)		676,360
CASH AND OTHER ASSETS, LESS LIABILITIES—1.3%		9,175
TOTAL NET ASSETS—100.0%		$685,535

24

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $19,404 are classified as Level 2. All other holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the fund owned more than 5% of the outstanding voting securities of the company during the six months ended April 30, 2017. Transactions during the period in securities of these companies were as follows:
Security Name	Purchases (000s)	Sales (000s)	Value (000s)	Net Dividend Income (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)
Cardiome Pharma Corp. (CAN)*	$–	$31	$5,888	$–	$(70)	$1,109

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
IE	Ireland
IL	Israel
JE	Jersey
NET	Netherlands
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
25

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
Lance Marx, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of
Fund Performance
Market REVIEW
Equity markets delivered strong performance during the six-month period ended April 30, 2017, with major U.S. indexes notching mid-teens-percentage or higher returns. In our view, underlying optimism in the equity markets seemed more based on what politically could happen to spur growth rather than specific proposals or legislative acts.
Meanwhile, macroeconomic data has been generally constructive, yet far from conclusively positive. Softer data, based on surveys, sent more positive signals than harder economic data; still, investors didn’t appear to be worried about broader economic growth during the period.
Corporate earnings were well received by investors, and equity markets performed the best over the period during the days and weeks when companies reported quarterly results. We have observed that most management teams have steered away from political or policy prognostications and remained focused on their own businesses. Both investors and company managements appeared to be awaiting specifics.
In March, investors’ positive sentiment was challenged by the failure to pass health care reform, and the broader market lost a little luster during March and April this year. Investors’ outlooks weren’t tied to health care per se; however, that legislative setback created doubts about other initiatives, like tax reform, upon which investors do place significant importance. At the end of the period, investors didn’t appear to be outright negative, yet some of the stock market’s favored groups since the election did not outperform following this set back.
The U.S. Federal Reserve did raise rates in March, which may have contributed to some of the diminished investor enthusiasm; though the increase seemed well telegraphed and shouldn’t have surprised many people. As of the end of April 2017, higher interest rates don’t appear to be a broad concern for investors.
Performance
For the period November 1, 2016 through April 30, 2017, the Harbor Small Cap Growth Opportunities Fund returned 18.67% (Institutional Class), 18.40% (Administrative Class), 18.38% (Investor Class), and 18.65% (Retirement Class) compared to its benchmark, the Russell 2000® Growth Index which was up 18.48% for the same period.
Outperformance was driven in large part by stock selection in the Industrials sector but was offset somewhat by stock selection in the Information Technology sector. Sector weights are typically a result of our individual stock-selection process and not a primary focus of our investment strategy.
Specific stocks that were meaningful to the Fund’s performance in the trailing six months included MaxLinear Inc., a mixed-signal semiconductor company. In addition to posting solid operating results, the company acquired another mixed-signal semiconductor company in March. MaxLinear has a strong track record of making attractive acquisitions, and we like this recent transaction as in our view it has potential revenue opportunities combined with significant cost synergies.
26

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Maxlinear Inc.	3.2%
Exact Sciences Corp.	2.5%
Interxion Holding NV	2.2%
Medicines Co.	2.1%
WNS Holdings Ltd. ADR	2.1%
Blackhawk Network Holdings Inc.	1.9%
Evolent Health Inc.	1.9%
Synchronoss Technologies Inc.	1.9%
Dycom Industries Inc.	1.8%
ICU Medical Inc.	1.7%
Exact Sciences Corp., a cancer diagnostic company, was also a good stock for the Fund as the company’s non-invasive colon cancer test continues to drive strong revenue growth. We remain optimistic about further share gains as the test gains broader insurance coverage, is less expensive than traditional therapies, and provides easier patient compliance.
Synchronoss Technologies, Inc., a mobile solutions software company, was a weak stock for the Fund. Along with turnover in the ranks of senior management, the market has become confused about the economics of two corporate transactions; specifically, one division was disaggregated from the company’s financials, and a new acquisition won’t be included until 2017. We believe that the moves make strategic sense. Simplistically, we believe that Synchronoss will improve its revenue growth rate, operating margins, and cash flow characteristics from these two transactions. We further believe that the company’s valuation should improve over time as investors more fully appreciate the strategic moves. However, it is also our assessment that it may take several quarters of operating results for investor sentiment to improve.
Novadaq Technologies, a leading manufacturer of fluorescence imaging products, was another poor stock for the Fund. The company had been operating well, and recent quarterly results were in line with investors’ expectations. In the aftermath of the election, investors became concerned that existing health care policy would be changed by the incoming administration, and that change could potentially disrupt hospital purchases of imaging systems. While we aren’t dismissive of these concerns, that worry is basically a timing issue in our opinion depending on what legislative proposals might actually occur. We believe that Novadaq is the market leader, and we continue to maintain the Fund’s position in these shares. Should a disruption over policy changes actually materialize, history suggests that purchase patterns normalize over time.
Outlook & StRategy
We believe that investors remain constructive about the overall economic outlook; however, given the legislative setback for the Republicans on health care, we also believe that doubts have crept into the market regarding what might get passed by Congress. From our observations and discussions with other investors, tax reform seems to be the most important issue, and while initial concepts have been floated, a specific tax proposal hasn’t reached Congress. Our concern is that further delays to unveil a specific plan, beyond the next couple of months or so, could significantly test the positive mood that has gripped investors since the days following the election. Financial stocks were quick to rally last November, and that group broadly lagged during March. Financial stocks could be telling us that investors are growing impatient.
We don’t select investment opportunities based upon themes like potential political change; rather, we remain committed to our long-standing investment process that focuses on identifying individual companies with attractive fundamentals. As recently as the fourth quarter of 2016, many of our health care holdings underperformed as investors looked to other sectors, in our view partially based on a broader market narrative about what changes might occur in the aftermath of the election. During the first quarter of this year, many of those same health care companies reported strong results and were positive stocks for the Fund. We are willing to be patient and disciplined if company fundamentals remain intact, and we would point to these past two quarters in health care stocks as an example of how investors can lose sight of underlying businesses when they pursue the market’s broader narrative. Over time, we believe that stock prices should ultimately track company fundamentals and staying focused on getting the businesses right is integral to long-term outperformance.

This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
27

Harbor Small Cap Growth Opportunities Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037
Cusip	411512668
Ticker	HASOX
Inception Date	02/01/2014
Net Expense Ratio	0.89% [a]
Total Net Assets (000s)	$213,135

ADMINISTRATIVE CLASS

Fund #	2237
Cusip	411512650
Ticker	HRSOX
Inception Date	02/01/2014
Net Expense Ratio	1.14% [a]
Total Net Assets (000s)	$1,182

INVESTOR CLASS

Fund #	2437
Cusip	411512643
Ticker	HISOX
Inception Date	02/01/2014
Net Expense Ratio	1.26% [a]
Total Net Assets (000s)	$1,277

RETIREMENT CLASS

Fund #	2537
Cusip	411512486
Ticker	HNSOX
Inception Date	03/01/2016
Net Expense Ratio	0.83% [a]
Total Net Assets (000s)	$24,112

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$1,808	$2,461
Price/Earning Ratio (P/E)	37.8x	32.9x
Price/Book Ratio (P/B)	3.4x	4.7x
Beta vs. Russell 2000® Growth Index	1.04	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	30% [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Unannualized
28

Harbor Small Cap Growth Opportunities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2014 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class	18.67%	23.63%	N/A	7.44%	02/01/2014	$63,099
Administrative Class	18.40	23.09	N/A	7.33	02/01/2014	62,903
Investor Class	18.38	23.12	N/A	7.01	02/01/2014	62,285
Retirement Class[1]	18.65	23.73	N/A	7.46	03/01/2016	63,151
Comparative Index
Russell 2000® Growth	18.48%	24.06%	N/A	7.53%	—	$63,284
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Institutional Class); 1.15% (Administrative Class); 1.27% (Investor Class); and 0.82% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
29

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 4.0%)
COMMON STOCKS—96.0%
Shares		Value
AEROSPACE & DEFENSE—1.2%
43,614	DigitalGlobe Inc.*	$ 1,404
166,472	KeyW Holding Corp.*	1,580
		2,984
AIR FREIGHT & LOGISTICS—1.3%
23,494	Atlas Air Worldwide Holdings Inc.*	1,363
89,027	Echo Global Logistics Inc.*	1,669
		3,032
AUTO COMPONENTS—0.8%
66,636	Fox Factory Holding Corp.*	2,002
BANKS—1.8%
26,183	Chemical Financial Corp.	1,242
47,707	FB Financial Corp.*	1,729
53,620	Tristate Capital Holdings Inc.*	1,335
		4,306
BEVERAGES—0.6%
123,068	Primo Water Corp.*	1,473
BIOTECHNOLOGY—5.4%
29,479	BioSpecifics Technologies Corp.*	1,672
202,779	Exact Sciences Corp.*	6,086
20,589	Ligand Pharmaceuticals Inc.*	2,289
78,737	Sarepta Therapeutics Inc.*	2,855
		12,902
BUILDING PRODUCTS—2.0%
40,712	Caesarstone Ltd. (IL)*	1,616
26,636	Masonite International Corp. (CAN)*	2,216
58,660	NCI Building Systems Inc.*	1,027
		4,859
CAPITAL MARKETS—0.8%
46,348	Financial Engines Inc.	1,970
COMMERCIAL SERVICES & SUPPLIES—2.5%
146,532	Hudson Technologies Inc.*	1,041
303,621	InnerWorkings Inc.*	3,215
36,957	TETRA Tech Inc.	1,624
		5,880
COMMUNICATIONS EQUIPMENT—0.9%
211,071	Infinera Corp.*	2,094
CONSTRUCTION & ENGINEERING—1.8%
40,955	Dycom Industries Inc.*	4,327
CONSUMER FINANCE—0.6%
40,253	Green Dot Corp.*	1,380
DIVERSIFIED CONSUMER SERVICES—1.5%
404,481	Chegg Inc.*	3,644
DIVERSIFIED FINANCIAL SERVICES—0.5%
241,375	On Deck Capital Inc.*	1,147
DIVERSIFIED TELECOMMUNICATION SERVICES—0.9%
213,115	Iridium Communications Inc.*	2,259
ELECTRICAL EQUIPMENT—0.4%
120,981	Power Solutions International Inc.*	1,028
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.9%
7,254	Coherent Inc.*	1,564

30

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
39,953	Methode Electronics Inc.	$ 1,780
27,054	MTS Systems Corp.	1,257
		4,601
HEALTH CARE EQUIPMENT & SUPPLIES—8.5%
724,496	Cerus Corp.*	3,151
119,153	Cryolife Inc.*	2,162
333,607	Endologix Inc.*	2,499
26,978	ICU Medical Inc.*	4,149
378,116	Novadaq Technologies Inc. (CAN)*	2,632
33,246	Nuvasive Inc.*	2,411
112,405	Wright Medical Group NV (NET)*	3,416
		20,420
HEALTH CARE PROVIDERS & SERVICES—1.3%
122,058	Teladoc Inc.*	3,027
HEALTH CARE TECHNOLOGY—3.2%
193,992	Evolent Health Inc.*	4,511
126,154	Vocera Communications Inc.*	3,199
		7,710
HOTELS, RESTAURANTS & LEISURE—5.6%
80,613	Belmond Ltd. (BM)*	1,000
16,895	Churchill Downs Inc.	2,818
157,553	ClubCorp Holdings Inc.	2,119
136,405	Habit Restaurants Inc.*	2,578
37,758	Penn National Gaming Inc.*	698
130,953	Planet Fitness Inc.*	2,724
46,804	Wingstop Inc.*	1,377
		13,314
HOUSEHOLD DURABLES—1.2%
63,456	Century Communities Inc.*	1,733
21,090	Installed Building Products Inc.*	1,125
		2,858
INSURANCE—1.8%
35,051	Kinsale Capital Group Inc.	1,268
132,069	National General Holdings Corp.	3,003
		4,271
INTERNET & DIRECT MARKETING RETAIL—1.1%
408,321	EVINE Live Inc.*	572
38,471	NutriSystem Inc.	2,056
		2,628
INTERNET SOFTWARE & SERVICES—5.6%
332,922	Bankrate Inc.*	3,529
245,917	Gogo Inc.*	3,101
32,081	LogMeIn Inc.	3,625
193,553	Quotient Technology Inc.*	2,110
25,485	Shutterstock Inc.*	1,102
		13,467
IT SERVICES—6.2%
110,985	Blackhawk Network Holdings Inc.*	4,489
128,033	Interxion Holding NV (NET)*	5,334
157,989	WNS Holdings Ltd. ADR (IND)*,1	5,059
		14,882
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—0.8%
99,642	Luminex Corp.	$ 1,876
MACHINERY—4.7%
46,366	Actuant Corp.	1,266
48,299	Barnes Group Inc.	2,655
40,824	CIRCOR International Inc.	2,723
84,100	NN Inc.	2,321
96,435	Rexnord Corp.*	2,353
		11,318
MEDIA—0.8%
64,378	AMC Entertainment Holdings Inc.	1,951
OIL, GAS & CONSUMABLE FUELS—1.7%
114,744	Callon Petroleum Co.*	1,358
58,064	SM Energy Co.	1,312
185,257	SRC Energy Inc.*	1,397
		4,067
PERSONAL PRODUCTS—0.5%
42,510	Elf Beauty Inc.*	1,158
PHARMACEUTICALS—4.7%
102,794	Medicines Co.*	5,070
76,387	Pacira Pharmaceuticals Inc.*	3,708
319,595	Teligent Inc.*	2,522
		11,300
PROFESSIONAL SERVICES—3.8%
102,821	Korn/Ferry International	3,331
59,914	On Assignment Inc.*	3,102
37,917	WageWorks Inc.*	2,798
		9,231
ROAD & RAIL—1.4%
35,274	Saia Inc.*	1,699
68,682	Swift Transportation Corp.*	1,688
		3,387
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
27,962	Inphi Corp.*	1,158
273,979	Maxlinear Inc.*	7,625
		8,783
SOFTWARE—6.4%
34,081	2U Inc.*	1,547
41,081	BroadSoft Inc.*	1,577
178,187	Callidus Software Inc.*	3,751
29,124	Imperva Inc.*	1,295
288,247	Synchronoss Technologies Inc.*	4,612
196,274	Vasco Data Security International Inc.*	2,650
		15,432
SPECIALTY RETAIL—1.8%
124,941	Carvana Co.*	1,387
115,305	J. Jill Inc.*	1,522
92,885	Party City Holdco Inc.*	1,486
		4,395
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
35,147	Electronics for Imaging Inc.*	1,609

31

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—0.5%
63,297	Kate Spade & Co.*	$ 1,101
THRIFTS & MORTGAGE FINANCE—1.8%
51,524	Bofi Holding Inc.*	1,231
14,294	LendingTree Inc.*	2,014
14,011	Meta Financial Group Inc.	1,190
		4,435
TRADING COMPANIES & DISTRIBUTORS—1.7%
51,671	Beacon Roofing Supply Inc.*	2,561
86,510	Foundation Building Materials Inc.*	1,401
		3,962
WATER UTILITIES—0.8%
99,912	Aquaventure Holdings Ltd. (VG)*	1,835
WIRELESS TELECOMMUNICATION SERVICES—0.8%
57,191	Shenandoah Telecommunications Co.	1,830
TOTAL COMMON STOCKS
(Cost $191,519)		230,135

SHORT-TERM INVESTMENTS—4.5%
(Cost $10,775)
Principal Amount		Value
REPURCHASE AGREEMENTS
$10,775	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $10,994)	$ 10,775
TOTAL INVESTMENTS—100.5%
(Cost $202,294)		240,910
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(1,204)
TOTAL NET ASSETS—100.0%		$239,706

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $10,775 are classified as Level 2. All other holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
IL	Israel
IND	India
NET	Netherlands
VG	Virgin Islands
The accompanying notes are an integral part of the Financial Statements.
32

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher

Management’s Discussion of
Fund Performance
Markets Review
Geopolitical events took center stage over the past year.  Elections in the U.S. and France along with referendum in the UK, Italy and elsewhere not only drove headlines but markets as well.  While it is very early in the game to determine the eventual impact those elections will have on individual business values, they have however impacted short term market movements.  Markets move based on expectations and the geopolitical events have given rise to much chatter concerning expected changes in policies.  We would caution though, that those expectations may or may not come to fruition.  If they do, there will be ample time to consider their eventual impact on business values.
Performance
The Harbor Large Cap Value Fund outperformed its benchmark, the Russell 1000® Value Index, during the six-months ended April 30, 2017. The Fund returned 15.44% (Institutional Class), 15.32% (Administrative Class), 15.16% (Investor Class) and 15.39% (Retirement Class) while the Russell 1000® Value Index rose 11.69%, and the broad S&P 500 Index gained 13.32%.
Stock selection was strongest in Financials and Information Technology, and within each sector, Ameriprise Financial, Inc. and Microchip Technology were the top contributors to relative return. Relative performance was hurt mostly with our stock selection in Energy and Consumer Staples, and within each sector, EQT Corporation and Coty, Inc. were the main detractors.
Diversified financial services company, Ameriprise Financial, Inc. was a primary contributor to performance. The company reported better-than-expected quarterly results, amidst declining expenses, strong net inflows into investment advisory accounts and improved advisor productivity.  Spun off from American Express in 2005, Ameriprise continues to transform itself from what was originally an insurance company into what is now a major player in the asset management industry.
A large detractor from performance was Coty Inc. Coty completed its acquisition of the specialty beauty brands of P&G. This was a major acquisition for the company more than doubling revenues. Recent short-term earnings disappointed as the company showed some weakness in existing brands. There may be some growing pains as the company integrates this large acquisition but we believe the combination to be accretive.
During the period, we sold our positions in Diageo plc and Texas Instruments to invest in what we consider to be a more compelling investment opportunity, global beverage producer The Coca-Cola Company. During the Fund’s holding period, many catalysts have been realized and both companies performed well.
Outlook & Strategy
Rather than become preoccupied with the vagaries of the markets as they react to various headline news, at Aristotle Capital, we stay focused on company fundamentals and the long-term. As a component of our process of understanding businesses, we accumulate economic knowledge one company at a time. We believe that, perhaps, fewer, but more deeply researched, data points could reveal more insightful conclusions. With the caveat that such broad analysis plays only a minor role in our process, we prefer to examine what businesses are doing (sometimes separate from what they are saying) to draw the broader conclusions. Do central bankers’ or politicians’ actions affect economies or markets? Of course, they do. However, our investment process is not dependent on the realization of proposed fiscal or monetary policies. We aim to find companies with quality characteristics that can allow them to succeed over full market
33

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Adobe Systems Inc.	3.5%
Baxter International Inc.	3.2%
Home Depot Inc.	3.2%
Bank of America Corp.	3.1%
Microsoft Corp.	3.1%
Martin Marietta Materials Inc.	3.0%
General Dynamics Corp.	2.9%
Medtronic plc	2.8%
Microchip Technology Inc.	2.8%
Banco Bilbao Vizcaya SA ADR	2.7%
cycles, regardless of macroeconomic and/or political events. We aim to give our clients value through a disciplined, research-oriented approach to finding great companies and a consistent, well-executed portfolio management process.

This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
34

Harbor Large Cap Value Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013
Cusip	411511603
Ticker	HAVLX
Inception Date	12/29/1987
Net Expense Ratio	0.68% [a,b]
Total Net Assets (000s)	$435,232

ADMINISTRATIVE CLASS

Fund #	2213
Cusip	411511751
Ticker	HRLVX
Inception Date	11/01/2002
Net Expense Ratio	0.93% [a,b]
Total Net Assets (000s)	$13,437

INVESTOR CLASS

Fund #	2413
Cusip	411511744
Ticker	HILVX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [a,b]
Total Net Assets (000s)	$92,221

RETIREMENT CLASS

Fund #	2513
Cusip	411512478
Ticker	HNLVX
Inception Date	03/01/2016
Net Expense Ratio	0.62% [a,b]
Total Net Assets (000s)	$4,745

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$83,244	$118,782
Price/Earning Ratio (P/E)	24.9x	21.4x
Price/Book Ratio (P/B)	3.3x	2.2x
Beta vs. Russell 1000® Value Index	1.01	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	6% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
c	Unannualized
35

Harbor Large Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	15.44%	21.79%	15.24%	7.19%	12/29/1987	$100,137
Administrative Class	15.32	21.51	14.92	6.91	11/01/2002	97,553
Investor Class	15.16	21.34	14.79	6.78	11/01/2002	96,364
Retirement Class[1]	15.39	21.87	15.23	7.19	03/01/2016	100,120
Comparative Index
Russell 1000® Value	11.69%	16.55%	13.32%	5.53%	—	$ 85,641
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.73% (Gross) (Institutional Class); 0.93% (Net) and 0.98% (Gross) (Administrative Class); 1.05% (Net) and 1.10% (Gross) (Investor Class); and 0.60% (Net) and 0.65% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
36

Harbor Large Cap Value Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 5.4%)
COMMON STOCKS—94.6%
Shares		Value
AEROSPACE & DEFENSE—2.8%
80,000	General Dynamics Corp.	$ 15,503
BANKS—16.1%
1,846,000	Banco Bilbao Vizcaya SA ADR (SP)[1]	14,768
725,000	Bank of America Corp.	16,921
100,000	BOK Financial Corp.	8,429
89,000	Cullen/Frost Bankers Inc.	8,401
99,000	First Republic Bank	9,154
115,000	JPMorgan Chase & Co.	10,005
72,000	M&T Bank Corp.	11,189
1,450,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	9,193
		88,060
BEVERAGES—2.0%
250,000	Coca-Cola Co.	10,787
BIOTECHNOLOGY—4.7%
212,000	AbbVie Inc.	13,979
71,000	Amgen Inc.	11,596
		25,575
CAPITAL MARKETS—2.7%
114,000	Ameriprise Financial Inc.	14,575
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—4.5%
200,000	Dow Chemical Co.	$ 12,560
110,800	PPG Industries Inc.	12,170
		24,730
CONSTRUCTION MATERIALS—2.9%
73,000	Martin Marietta Materials Inc.	16,074
ENERGY EQUIPMENT & SERVICES—1.8%
216,000	Halliburton Co.	9,910
FOOD & STAPLES RETAILING—2.7%
170,000	Walgreens Boots Alliance Inc.	14,712
FOOD PRODUCTS—4.1%
226,000	Archer Daniels Midland Co.	10,340
270,000	Mondelez International Inc.	12,158
		22,498
GAS UTILITIES—1.7%
162,254	National Fuel Gas Co.	8,986
HEALTH CARE EQUIPMENT & SUPPLIES—8.1%
316,000	Baxter International Inc.	17,595
133,000	Danaher Corp.	11,083
184,000	Medtronic plc (IE)	15,288
		43,966
HEALTH CARE PROVIDERS & SERVICES—1.7%
214,811	Acadia Healthcare Co. Inc.*	9,361
HOUSEHOLD DURABLES—2.6%
282,000	Lennar Corp.	14,241
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.4%
690,000	AES Corp.	7,804
INSURANCE—2.3%
91,000	Chubb Ltd. (SWS)	12,490
IT SERVICES—1.9%
220,000	PayPal Holdings Inc.*	10,498
MACHINERY—2.7%
4,411	Deere & Co.	492
207,000	Oshkosh Corp.	14,364
		14,856
MEDIA—1.9%
103,119	Time Warner Inc.	10,237
OIL, GAS & CONSUMABLE FUELS—6.1%
169,000	EQT Corp.	9,826
164,000	Phillips 66	13,048
59,000	Pioneer Natural Resources Co.	10,206
		33,080
PERSONAL PRODUCTS—3.2%
270,000	Coty Inc.	4,820
242,000	Unilever NV (NET)	12,642
		17,462
PHARMACEUTICALS—2.2%
153,000	Novartis AG ADR (SWS)[1]	11,786

37

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.8%
205,000	Microchip Technology Inc.	$ 15,494
SOFTWARE—8.4%
142,900	Adobe Systems Inc.*	19,111
91,099	ANSYS Inc.*	10,036
243,500	Microsoft Corp.	16,670
		45,817
SPECIALTY RETAIL—3.3%
114,000	Home Depot Inc.	17,795
TOTAL COMMON STOCKS
(Cost $402,718)		516,297

SHORT-TERM INVESTMENTS—5.3%
(Cost $28,739)
Principal Amount		Value
REPURCHASE AGREEMENTS
$28,739	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by Federal Farm Credit Bank Notes (value $29,319)	$ 28,739
TOTAL INVESTMENTS—99.9%
(Cost $431,457)		545,036
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		599
TOTAL NET ASSETS—100.0%		$545,635

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $28,739 are classified as Level 2. All other holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
IE	Ireland
JP	Japan
NET	Netherlands
SP	Spain
SWS	Switzerland
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Mid Cap Value Fund
Managers' Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2015
Guy Lakonishok, CFA
Since 2015
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Greg Sleight

Guy Lakonishok

Management’s Discussion of
Fund Performance
Market Review
U.S. equities rallied in the six month period ended April 30, 2017, thanks in large part to improved macroeconomic data and positive sentiment regarding the Trump administration’s legislative initiatives to cut taxes and relax regulatory burdens. Small cap stocks led the advance as the Russell 2000® Index gained 18.37% while the S&P 500 Index returned 13.32%. The Russell Midcap® Value Index finished up 12.42%.
Equity markets rallied following the November elections in the U.S. Despite the new administration’s failure to pass a few policy agenda items, investors have widely welcomed the administration’s tax reform plans and the prospects of decreased regulatory burdens, particularly on banks and small businesses. Domestic macroeconomic data, particularly employment and inflation numbers, have also proven supportive and further bolstered investor sentiment. In part due to the improved outlook for growth and inflation, the Federal Reserve raised interest rates twice in the period and announced its expectations for further rate increases later this year. Cyclical sectors, particularly Financials, initially benefitted from higher interest rates and the potential for less regulation.
Over the trailing six month period, Technology stocks led the market advancing nearly 23% with Financials also returning over 20%. Defensive, and historically less volatile sectors, lagged the market as Consumer Staples, Utilities and Real Estate stocks broadly underperformed. Energy stocks also struggled to keep pace, returning just over 2%, as investor concern regarding oversupply in U.S. shale oil production and large crude inventories weighed on oil prices and drove energy stocks lower after rallying in early 2016.
Value lagged among mid cap stocks over the period as the Russell Midcap® Value Index was up 12.42% compared to 13.59% for the Russell Midcap® Growth Index. After leading the market in late 2016, value stocks have underperformed growth stocks for the four months ended April 30, 2017. There has been a recent shift in market sentiment as investors have pulled back from stocks that initially benefited from the Trump election—namely small cap, value and Financial stocks in favor of large cap, growth and Technology stocks.
Performance
The Harbor Mid Cap Value Fund returned 15.18% (Institutional Class), 15.04% (Administrative Class), 14.98% (Investor Class) and 15.23% (Retirement Class) compared to 12.42% for the Russell Midcap® Value Index for the six month period ended April 30, 2017. Despite the underperformance of value, the Fund outperformed the benchmark for the period thanks to particularly strong relative performance during the post-election rally in 2016.
The Fund’s strong relative performance in the period was a result of both good stock selection and the Fund’s sector exposures relative to the benchmark. From a stock selection perspective, holdings within the Industrial, Financial and Real Estate sectors performed particularly well and offset losses from positions in the Consumer Discretionary sector. The Fund’s overweight to Financial and Technology stocks and underweight to Real Estate and Energy stocks also had a positive impact on performance.
Within Energy, the underweight to oil and gas exploration companies had a positive impact on results as the exploration companies struggled following strong performance in early 2016. Many of the oil and gas exploration stocks have negative earnings and do not rank highly
39

Harbor Mid Cap Value Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Public Service Enterprise Group Inc.	1.7%
Ameriprise Financial Inc.	1.5%
Entergy Corp.	1.3%
FirstEnergy Corp.	1.3%
Lam Research Corp.	1.3%
Quest Diagnostics Inc.	1.3%
Regions Financial Corp.	1.3%
SunTrust Banks Inc.	1.3%
Lincoln National Corp.	1.2%
Valero Energy Corp.	1.2%
on our model. Within the Industrials sector, the Fund’s holdings in the construction machinery and trucking industry including Wabash National and Meritor Inc. did well. Financial stocks that added value included Ameriprise Financial, Primerica and Regions Financial. In the Consumer Discretionary sector, Brinker, Smith & Wesson and several retail stocks detracted. Other detractors included Murphy Oil, FirstEnergy Corp, Pitney Bowes and the Fund’s underweight to Micron Technology. Other top contributors included LAM Research, Wyndham Worldwide, Applied Materials and H&E Equipment Services.
Outlook & Strategy
Our portfolio decision making process is quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis are to the Financial, Industrial, Consumer Discretionary and Technology sectors. Relative to the Russell Midcap® Value Index, the Fund is overweight the Consumer Discretionary and Technology sectors while underweight Energy, Utilities and REITs.
Changes in the Fund tend to be gradual given the Fund’s low turnover and our three to five year investment horizon. Over the last six months, we reduced the Fund’s overweight to the Financials and Technology sectors. Financials were among the best performing sectors particularly late in 2016. We trimmed several holdings that did well including Huntington Bancshares and Washington Federal. We also reduced the Fund’s overweight to Technology by selling Harris Corp and trimming the weight to Amkor Technology as both stocks did well. The Fund also had takeovers in both the Financial and Technology sectors as insurance company Endurance Specialty and Technology stock Mentor Graphics were acquired in the period. The Fund remains underweight in the Energy and Real Estate sectors but the underweights were reduced in the period with a combination of good stock selection and additions to the portfolio.
The Fund continues to trade at a significant discount to the its benchmark. The Fund is trading at 17.5x price to earnings, compared to 23.3x for the value benchmark, 2.0x price to book compared to 2.1x for the benchmark and 8.3x price to cash flow compared to 11.9x for the Russell Midcap® Value Index. The Fund is yielding 2.5%.

This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Mid Cap Value Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023
Cusip	411511835
Ticker	HAMVX
Inception Date	03/01/2002
Net Expense Ratio	0.84% [a,b]
Total Net Assets (000s)	$685,850

ADMINISTRATIVE CLASS

Fund #	2223
Cusip	411511728
Ticker	HRMVX
Inception Date	11/01/2002
Net Expense Ratio	1.09% [a,b]
Total Net Assets (000s)	$48,154

INVESTOR CLASS

Fund #	2423
Cusip	411511736
Ticker	HIMVX
Inception Date	11/01/2002
Net Expense Ratio	1.21% [a,b]
Total Net Assets (000s)	$161,714

RETIREMENT CLASS

Fund #	2523
Cusip	411512460
Ticker	HNMVX
Inception Date	03/01/2016
Net Expense Ratio	0.78% [a,b]
Total Net Assets (000s)	$49,934

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$11,105	$13,894
Price/Earning Ratio (P/E)	17.5x	23.3x
Price/Book Ratio (P/B)	2.0x	2.1x
Beta vs. Russell Midcap® Value Index	1.06	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	13% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects a contractual management fee waiver effective through February 28, 2018
c	Unannualized
41

Harbor Mid Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	15.18%	20.12%	15.30%	7.20%	03/01/2002	$100,181
Administrative Class	15.04	19.83	15.01	6.94	11/01/2002	97,781
Investor Class	14.98	19.68	14.87	6.80	11/01/2002	96,557
Retirement Class[1]	15.23	20.18	15.31	7.20	03/01/2016	100,228
Comparative Index
Russell Midcap® Value	12.42%	17.52%	14.26%	7.16%	—	$ 99,852
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Net) and 0.87% (Gross) (Institutional Class); 1.11% (Net) and 1.12% (Gross) (Administrative Class); 1.23% (Net) and 1.24% (Gross) (Investor Class); and 0.78% (Net) and 0.79% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
42

Harbor Mid Cap Value Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 1.4%)

COMMON STOCKS—98.6%
Shares		Value
AEROSPACE & DEFENSE—3.3%
83,000	AAR Corp.	$ 2,987
35,500	Huntington Ingalls Industries Inc.	7,132
53,100	Moog Inc.*	3,645
161,102	Spirit AeroSystems Holdings Inc.	9,208
124,900	Textron Inc.	5,828
85,800	Triumph Group Inc.	2,248
		31,048
AIR FREIGHT & LOGISTICS—0.5%
74,217	Atlas Air Worldwide Holdings Inc.*	4,305
AIRLINES—3.2%
79,057	Alaska Air Group Inc.	6,727
153,800	American Airlines Group Inc.	6,555
315,600	JetBlue Airways Corp.*	6,890
139,300	United Continental Holdings Inc.*	9,780
		29,952
AUTO COMPONENTS—2.3%
118,200	American Axle & Manufacturing Holdings Inc.*	2,079
29,600	Cooper-Standard Holdings Inc.*	3,347
277,200	Goodyear Tire & Rubber Co.	10,043
46,300	Lear Corp.	6,605
		22,074
AUTOMOBILES—0.5%
91,600	Harley-Davidson Inc.	5,204
BANKS—6.0%
120,000	Banco Latinoamericano de Comercio Exterior SA (PA)	3,442
134,800	CIT Group Inc.	6,242
327,900	Fifth Third Bancorp	8,011
495,200	KeyCorp	9,032
905,300	Regions Financial Corp.	12,448
225,100	SunTrust Banks Inc.	12,788
113,400	Zions Bancorporation	4,539
		56,502
BIOTECHNOLOGY—0.4%
31,000	United Therapeutics Corp.*	3,897
BUILDING PRODUCTS—0.5%
76,600	Owens Corning Inc.	4,661
CAPITAL MARKETS—2.4%
111,000	Ameriprise Financial Inc.	14,191
112,800	Lazard Ltd. (BM)	4,844
51,700	Piper Jaffray Cos.	3,236
		22,271
CHEMICALS—4.0%
90,300	A. Schulman Inc.	2,858
86,000	Cabot Corp.	5,176
72,800	Celanese Corp.	6,336

43

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
141,100	Eastman Chemical Co.	$ 11,253
289,700	Huntsman Corp.	7,176
70,400	Trinseo SA (LUX)	4,675
		37,474
COMMERCIAL SERVICES & SUPPLIES—0.4%
20,712	LSC Communications Inc.	536
187,400	Pitney Bowes Inc.	2,491
55,233	RR Donnelley & Sons Co.	694
		3,721
COMMUNICATIONS EQUIPMENT—1.9%
438,900	Brocade Communications Systems Inc.	5,517
232,600	Juniper Networks Inc.	6,994
49,300	NETGEAR Inc.*	2,325
64,600	Plantronics Inc.	3,527
		18,363
CONSTRUCTION & ENGINEERING—0.6%
134,100	Chicago Bridge & Iron Co. NV (NET)	4,034
42,500	Tutor Perini Corp.*	1,311
		5,345
CONSUMER FINANCE—1.6%
144,400	Discover Financial Services	9,038
225,200	Navient Corp.	3,423
56,500	Nelnet Inc.	2,543
		15,004
CONTAINERS & PACKAGING—1.2%
144,200	Owens-Illinois Inc.*	3,146
77,241	Packaging Corp. of America	7,630
7,946	WestRock Co.	426
		11,202
DIVERSIFIED FINANCIAL SERVICES—0.5%
120,200	Voya Financial Inc.	4,493
ELECTRIC UTILITIES—4.1%
115,100	American Electric Power Co. Inc.	7,807
82,400	Edison International	6,590
162,200	Entergy Corp.	12,369
409,500	FirstEnergy Corp.	12,261
		39,027
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
65,500	Avnet Inc.	2,534
235,500	Corning Inc.	6,794
480,500	Flex Ltd. (SGP)*	7,429
41,800	Tech Data Corp.*	3,998
196,236	TTM Technologies Inc.*	3,283
154,200	Vishay Intertechnology Inc.	2,521
		26,559
ENERGY EQUIPMENT & SERVICES—1.6%
241,367	Diamond Offshore Drilling Inc.*	3,481
100,600	Ensco plc (UK)	794
629,600	McDermott International Inc. (PA)*	4,118
83,400	National Oilwell Varco Inc.	2,916
74,800	Oceaneering International Inc.	1,974
131,800	Rowan Cos. plc (UK)*	1,854
		15,137
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—10.1%
181,700	Brandywine Realty Trust	$ 3,083
286,300	CBL & Associates Properties Inc.	2,648
180,100	DDR Corp.	1,947
507,836	Franklin Street Properties Corp.	6,160
169,100	Government Properties Income Trust	3,605
188,700	Hersha Hospitality Trust	3,480
229,600	Hospitality Properties Trust	7,308
378,000	Host Hotels & Resorts Inc.	6,785
733,500	Lexington Realty Trust	7,460
243,500	Mack-Cali Realty Corp.	6,587
263,000	Medical Properties Trust Inc.	3,437
209,300	OMEGA Healthcare Investors Inc.	6,907
320,900	Piedmont Office Realty Trust Inc.	7,012
234,300	Sabra Health Care REIT Inc.	6,371
209,812	Select Income REIT	5,258
411,114	Senior Housing Properties Trust	8,847
334,600	Summit Hotel Properties Inc.	5,531
209,823	Sunstone Hotel Investors Inc.	3,124
		95,550
FOOD & STAPLES RETAILING—1.0%
62,200	Ingles Markets Inc.	2,905
160,000	Kroger Co.	4,744
516,700	SUPERVALU Inc.*	2,118
		9,767
FOOD PRODUCTS—1.7%
67,500	Archer Daniels Midland Co.	3,088
89,100	Bunge Ltd. (BM)	7,042
86,900	Tyson Foods Inc.	5,584
		15,714
HEALTH CARE PROVIDERS & SERVICES—4.0%
22,400	Aetna Inc.	3,026
126,800	Cardinal Health Inc.	9,204
35,000	CIGNA Corp.	5,473
92,900	Community Health Systems Inc.*	800
61,286	LifePoint Health Inc.*	3,809
73,000	Owens & Minor Inc.	2,530
118,200	Quest Diagnostics Inc.	12,471
64,600	Select Medical Holdings Corp.*	888
		38,201
HOTELS, RESTAURANTS & LEISURE—1.7%
171,600	Brinker International Inc.	7,583
87,500	Wyndham Worldwide Corp.	8,340
		15,923
HOUSEHOLD DURABLES—1.7%
99,700	CalAtlantic Group Inc.	3,611
101,478	Ethan Allen Interiors Inc.	3,024
65,200	Meritage Homes Corp.*	2,540
37,400	Whirlpool Corp.	6,944
		16,119
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
380,400	AES Corp.	4,302
INSURANCE—8.4%
65,100	Aflac Inc.	4,875
38,100	Allstate Corp.	3,097
47,574	American Financial Group Inc.	4,629
83,000	AmTrust Financial Services Inc.	1,332

44

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
40,100	Assurant Inc.	$ 3,859
88,400	Assured Guaranty Ltd. (BM)	3,371
51,900	Axis Capital Holdings Ltd. (BM)	3,420
44,900	Everest Re Group Ltd. (BM)	11,302
150,800	Hartford Financial Services Group Inc.	7,293
179,800	Lincoln National Corp.	11,854
186,500	Maiden Holdings Ltd. (BM)	2,303
60,800	Principal Financial Group Inc.	3,960
134,600	Universal Insurance Holdings Inc.	3,506
139,000	Unum Group	6,440
77,600	Validus Holdings Ltd. (BM)	4,290
89,700	XL Group Ltd. (BM)	3,754
		79,285
INTERNET SOFTWARE & SERVICES—0.1%
190,700	DHI Group Inc.*	734
IT SERVICES—1.0%
43,000	Amdocs Ltd. (GG)	2,633
110,756	Convergys Corp.	2,493
228,100	Western Union Co.	4,530
		9,656
LEISURE PRODUCTS—0.4%
184,500	American Outdoor Brands Corp.*	4,087
MACHINERY—4.4%
42,500	AGCO Corp.	2,720
170,200	Briggs & Stratton Corp.	4,253
62,200	Cummins Inc.	9,389
89,800	Hillenbrand Inc.	3,314
161,900	Meritor Inc.*	2,883
86,200	Oshkosh Corp.	5,981
55,300	Timken Co.	2,668
111,200	Trinity Industries Inc.	2,991
327,400	Wabash National Corp.	7,458
		41,657
MEDIA—0.8%
26,450	Gannett Co. Inc.	221
98,500	TEGNA Inc.	2,510
108,800	Viacom Inc.	4,630
		7,361
METALS & MINING—0.6%
78,500	Reliance Steel & Aluminum Co.	6,187
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.4%
624,000	Annaly Capital Management Inc.	7,369
298,300	MFA Financial Inc.	2,479
144,800	PennyMac Mortgage Investment Trust	2,589
121,000	Two Harbors Investment Corp.	1,209
		13,646
MULTILINE RETAIL—1.0%
33,600	Dillard's Inc.	1,860
124,800	Kohl's Corp.	4,871
102,800	Macy's Inc.	3,004
		9,735
MULTI-UTILITIES—3.0%
62,400	Ameren Corp.	3,413
COMMON STOCKS—Continued
Shares		Value
MULTI-UTILITIES—Continued
368,400	Public Service Enterprise Group Inc.	$ 16,228
136,840	SCANA Corp.	9,074
		28,715
OIL, GAS & CONSUMABLE FUELS—4.3%
53,500	Energy XXI Ltd. (BM)*	—
119,000	HollyFrontier Corp.	3,349
133,900	Marathon Petroleum Corp.	6,821
220,437	Murphy Oil Corp.	5,771
163,700	PBF Energy Inc.	3,654
66,300	Ship Finance International Ltd. (BM)	932
106,100	Tesoro Corp.	8,457
183,400	Valero Energy Corp.	11,849
		40,833
PAPER & FOREST PRODUCTS—0.6%
44,800	Clearwater Paper Corp.*	2,177
98,600	Domtar Corp.	3,910
		6,087
PHARMACEUTICALS—0.6%
110,150	Lannett Co. Inc.*	2,864
84,495	Mylan NV (NET)*	3,156
		6,020
PROFESSIONAL SERVICES—0.5%
47,700	ManpowerGroup Inc.	4,817
ROAD & RAIL—0.7%
74,200	ArcBest Corp.	1,962
62,800	Ryder System Inc.	4,265
		6,227
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
475,000	Amkor Technology Inc.*	5,595
213,100	Applied Materials Inc.	8,654
88,100	Lam Research Corp.	12,761
141,100	Teradyne Inc.	4,977
		31,987
SOFTWARE—0.3%
76,300	CA Inc.	2,505
SPECIALTY RETAIL—3.3%
72,700	Bed Bath & Beyond Inc.	2,817
68,800	Dick's Sporting Goods Inc.	3,478
123,900	Finish Line Inc.	1,959
53,600	Foot Locker Inc.	4,145
89,100	GameStop Corp.	2,022
138,900	Gap Inc.	3,639
73,700	Group 1 Automotive Inc.	5,082
61,063	Murphy USA Inc.*	4,248
76,700	Penske Automotive Group Inc.	3,659
		31,049
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.6%
242,314	HP Inc.	4,560
197,600	NCR Corp.*	8,151
112,600	NetApp Inc.	4,487
143,800	Seagate Technology plc (IE)	6,058
65,200	Western Digital Corp.	5,808
759,600	Xerox Corp.	5,462
		34,526

45

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—0.3%
29,843	Carter's Inc.	$ 2,747
THRIFTS & MORTGAGE FINANCE—0.6%
249,400	MGIC Investment Corp.*	2,629
185,900	Radian Group Inc.	3,138
		5,767
TOBACCO—0.5%
58,751	Universal Corp.	4,315
TRADING COMPANIES & DISTRIBUTORS—0.3%
113,600	Aircastle Ltd. (BM)	2,683
TOTAL COMMON STOCKS
(Cost $818,291)		932,441

SHORT-TERM INVESTMENTS—1.3%
(Cost $12,409)
Principal Amount		Value
REPURCHASE AGREEMENTS
$12,409	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by Federal Farm Credit Bank Notes (value $12,660)	$ 12,409
TOTAL INVESTMENTS—99.9%
(Cost $830,700)		944,850
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		802
TOTAL NET ASSETS—100.0%		$945,652

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $12,409 are classified as Level 2. All other holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
BM	Bermuda
GG	Guernsey
IE	Ireland
LUX	Luxembourg
NET	Netherlands
PA	Panama
SGP	Singapore
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
Calendar year 2017 started off as an extension of a strong end to the last couple months of 2016 for small cap equities. The U.S. small cap value market ended the period in strongly positive territory with the Russell 2000 Value® Index rising more than 18%. Investors remained optimistic during the beginning of the year on hopes of pro-growth policies such as tax reform and infrastructure spending. Investor sentiment was also bolstered by a range of indications pointing to an improving U.S. economic backdrop.
Investors paid close attention to the U.S. Federal Reserve (Fed) during the period in anticipation of rate hikes, and the Fed met the market’s expectations at its meeting in March. The Fed voted to increase the short-term benchmark rate by 0.25%, to the range of 0.75% to 1.00%, the third rate increase since the end of 2015. The committee noted that a strengthening labor market, moderate economic expansion and a stable unemployment rate contributed to its decision. Additionally, it noted that inflation continues to perk up, moving towards the 2% long-term target. The committee stated that it expects that as the economy continues to improve, further increases in the federal funds rate will be warranted. Fourth-quarter 2016 GDP growth was revised up to 2.1% from 1.9%, and the unemployment rate maintained the 4.7% level in February that was reported in December, compared to 4.9% in February of 2016. The U.S. 10-year treasury rate, after rising sharply in fourth-quarter 2016, remained steady during the first-quarter 2017 finishing at 2.4%.
In the period, equity markets also focused on the potential impact of policy proposals from the new U.S. Administration, which took office on January 20th. The new administration promised reforms on a variety of topics, ranging from health care and taxes to immigration, infrastructure spending, government regulations, and environmental policies. The equity markets rallied significantly in January and February on hopes of potential action on many of these items but pulled back in March when it became clear that enacting legislation reforming the Affordable Care Act or the tax code would be challenging despite one party control over the executive and legislative branches of government. A 10% drop in crude oil prices also contributed to the March decline, although oil rose near quarter end to close above $50 per barrel, down from $54 at year-end. Despite the 1.2 million barrel per day cut in output announced by OPEC in November, U.S. stockpiles rose to record levels as shale production came back online.
Performance
The Harbor Small Cap Value Fund rose 18.98% (Institutional Class), 18.84% (Administrative Class), 18.75% (Investor Class), and 19.00% (Retirement Class) for the six months ended April 30, 2017, outperforming the broader small cap value market, as represented by the Russell 2000® Value Index, which returned 18.26%.
Contributing to performance, Cabot Microelectronics is a leading provider of highly specialized materials critical to the semiconductor chip manufacturing process. Its Chemical Mechanical Planarization (CMP) slurries are used to achieve extreme surface flatness, which is critical to the fabrication of circuits. CMP is becoming increasingly important in the fabrication of more advanced semiconductor chips as companies such as Intel and Qualcomm push the miniaturization of circuits. The highly complex designs and lengthy qualification process of a new slurry product have created a high barrier to entry for the business. During the period, shares gained over 40% on the back of strong double digit earnings growth, which was well ahead of market expectations. The overall slurry business saw healthy growth with particular strength from the adoption of 3D NAND memory technologies and the ramp up of advanced semiconductor process technologies.
47

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Coherent Inc.	3.9%
Entegris Inc.	3.3%
Advanced Energy Industries Inc.	3.2%
Global Payments Inc.	3.1%
Hexcel Corp.	2.9%
Snap-on Inc.	2.9%
Monolithic Power Systems Inc.	2.7%
Valspar Corp.	2.7%
EnerSys	2.5%
Raymond James Financial Inc.	2.5%
Contributing to performance, WesBanco is a bank based in West Virginia. It provides banking services through almost two hundred branch locations across five states. The company offers traditional and commercial banking, brokerage services, mortgage banking and insurance products. The financial and strategic acquisition of Your Community Bank expanded the firm’s footprint in Indiana and Kentucky while significantly growing their deposit base. During the period, WesBanco has been the beneficiary of strong loan growth. This was through acquisitions as well as through strong organic growth in commercial real estate, industrial and mortgage lending. As its core banking business continues to strengthen, investors drove shares of the company higher - ending the period up over 20%. With bond yields turning higher, banks broadly followed suit as rising interest rates typically translate to higher profitability. In addition to a favorable banking environment, WesBanco continues extracting additional operating efficiencies from its acquisitions that we believe should progressively translate into higher profitability for shareholders.
Outlook & Strategy
As of April 30, 2017, the Fund was overweight in the Industrials, Health Care, Information Technology, and Materials sectors and was underweight in Financials, Utilities, Consumer Staples, Energy, Telecommunications, and Consumer Discretionary, relative to its benchmark. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing the Fund’s portfolio, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Small Cap Value Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022
Cusip	411511843
Ticker	HASCX
Inception Date	12/14/2001
Net Expense Ratio	0.87% [a]
Total Net Assets (000s)	$898,824

ADMINISTRATIVE CLASS

Fund #	2222
Cusip	411511710
Ticker	HSVRX
Inception Date	11/01/2002
Net Expense Ratio	1.12% [a]
Total Net Assets (000s)	$2,041

INVESTOR CLASS

Fund #	2422
Cusip	411511694
Ticker	HISVX
Inception Date	11/01/2002
Net Expense Ratio	1.24% [a]
Total Net Assets (000s)	$33,615

RETIREMENT CLASS

Fund #	2522
Cusip	411512452
Ticker	HNVRX
Inception Date	03/01/2016
Net Expense Ratio	0.82% [a]
Total Net Assets (000s)	$3,148

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$4,647	$2,133
Price/Earning Ratio (P/E)	27.5x	25.2x
Price/Book Ratio (P/B)	3.1x	1.8x
Beta vs. Russell 2000® Value Index	0.90	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	0 [b]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Unannualized
49

Harbor Small Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	18.98%	27.19%	14.23%	7.63%	12/14/2001	$104,291
Administrative Class	18.84	26.88	13.94	7.36	11/01/2002	101,680
Investor Class	18.75	26.69	13.80	7.23	11/01/2002	100,455
Retirement Class[1]	19.00	27.26	14.25	7.64	03/01/2016	104,386
Comparative Index
Russell 2000® Value	18.26%	27.18%	12.96%	6.02%	—	$ 89,753
As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); 1.24% (Investor Class); and 0.79% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
50

Harbor Small Cap Value Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Industry (% of net assets)
(Excludes net cash and short-term investments of 3.9%)
COMMON STOCKS—96.1%
Shares		Value
AEROSPACE & DEFENSE—6.2%
535,648	Hexcel Corp.	$ 27,720
176,094	Moog Inc.*	12,089
134,248	Teledyne Technologies Inc.*	18,100
		57,909
BANKS—3.4%
341,903	Trustmark Corp.	11,358
253,269	United Bankshares Inc.	10,106
265,840	WesBanco Inc.	10,583
		32,047
CAPITAL MARKETS—4.8%
242,390	Eaton Vance Corp.	10,406
310,076	Raymond James Financial Inc.	23,107
243,782	Stifel Financial Corp.*	11,913
		45,426
CHEMICALS—5.9%
157,881	Cabot Corp.	9,503
209,734	Scotts Miracle-Gro Co.	20,261
226,390	Valspar Corp.	25,455
		55,219
CONSUMER FINANCE—1.6%
287,763	Firstcash Inc.	14,949
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—2.5%
285,475	EnerSys	$ 23,726
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—11.0%
168,992	Coherent Inc.*	36,435
389,992	FLIR Systems Inc.	14,325
133,384	Littelfuse Inc.	20,561
217,408	OSI Systems Inc.*	16,827
393,097	Sanmina Corp.*	14,643
		102,791
ENERGY EQUIPMENT & SERVICES—1.1%
94,848	Core Laboratories NV	10,511
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
707,125	First Potomac Realty Trust	7,778
802,783	Medical Properties Trust Inc.	10,492
131,295	SBA Communications Corp.*	16,608
		34,878
FOOD & STAPLES RETAILING—0.9%
208,675	United Natural Foods Inc.*	8,666
GAS UTILITIES—4.0%
440,647	South Jersey Industries Inc.	16,533
255,393	WGL Holdings Inc.	21,060
		37,593
HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
171,891	Cantel Medical Corp.	12,790
HEALTH CARE PROVIDERS & SERVICES—5.4%
277,147	Centene Corp.*	20,620
263,516	MEDNAX Inc.*	15,906
278,612	Molina Healthcare Inc.*	13,872
		50,398
HOTELS, RESTAURANTS & LEISURE—1.8%
763,642	Bloomin' Brands Inc.	16,563
HOUSEHOLD DURABLES—1.0%
252,196	Meritage Homes Corp.*	9,823
INSURANCE—6.7%
490,167	American Equity Investment Life Holding Co.	11,627
293,806	Horace Mann Educators Corp.	11,355
167,616	Reinsurance Group of America Inc.	20,959
168,172	State Auto Financial Corp.	4,519
321,142	United Fire Group Inc.	14,130
		62,590
IT SERVICES—4.3%
354,479	Global Payments Inc.	28,982
326,893	ManTech International Corp.	11,605
		40,587
MACHINERY—11.2%
234,202	Albany International Corp.	11,417
352,133	Altra Industrial Motion Corp.	15,547
471,390	Franklin Electric Co. Inc.	19,374
1,383,482	Mueller Water Products Inc.	15,564
163,307	Snap-on Inc.	27,359
331,318	Timken Co.	15,986
		105,247

51

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—2.1%
333,074	Gulfport Energy Corp.*	$ 5,289
106,162	ONEOK Inc.	5,585
164,536	PDC Energy Inc.*	9,088
		19,962
PHARMACEUTICALS—1.9%
592,769	Catalent Inc.*	17,356
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—11.4%
402,384	Advanced Energy Industries Inc.*	29,696
270,479	Cabot Microelectronics Corp.	21,192
1,239,905	Entegris Inc.*	30,750
279,349	Monolithic Power Systems Inc.	25,560
		107,198
THRIFTS & MORTGAGE FINANCE—2.1%
443,393	Astoria Financial Corp.	9,041
535,370	EverBank Financial Corp.	10,440
		19,481
TRADING COMPANIES & DISTRIBUTORS—1.7%
262,837	GATX Corp.	15,744
TOTAL COMMON STOCKS
(Cost $475,906)		901,454

SHORT-TERM INVESTMENTS—4.1%
(Cost $38,150)
Principal Amount		Value
REPURCHASE AGREEMENTS
$38,150	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes and U.S. Federal Farm Credit Bank Notes (value $38,914)	$ 38,150
TOTAL INVESTMENTS—100.2%
(Cost $514,056)		939,604
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(1,976)
TOTAL NET ASSETS—100.0%		$937,628

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $38,150 are classified as Level 2. All other holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
52

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—April 30, 2017 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$16,215,814	$294,400	$546,539	$202,294	$431,457	$830,700	$514,056
Investments, at value(Including securities loaned of $342,503, $0, $0, $0, $0, $0 and $0)	$26,410,572	$342,002	$656,956	$230,135	$516,297	$932,441	$901,454
Repurchase agreements	32,153	5,083	19,404	10,775	28,739	12,409	38,150
Cash	—	—	—	1	—	1	—
Receivables for:
Investments sold	148,020	4,016	11,310	2,894	938	47	—
Capital shares sold	50,202	223	396	82	596	1,108	2,399
Dividends	13,461	154	167	3	637	978	373
Securities lending income	3	—	—	—	—	—	—
Withholding tax	1,798	—	—	—	131	—	—
Prepaid registration fees	124	33	29	17	35	31	37
Prepaid fund insurance	88	1	3	1	2	4	4
Other assets	1,295	44	41	5	47	22	60
Total Assets	26,657,716	351,556	688,306	243,913	547,422	947,041	942,477
LIABILITIES
Payables for:
Due to custodian	—	1	—	—	—	—	—
Investments purchased	158,410	3,078	2,072	4,005	1,018	—	2,749
Capital shares reacquired	51,556	328	141	17	338	538	1,161
Collateral for securities loaned	355,234	—	—	—	—	—	—
Accrued expenses:
Management fees	11,596	210	420	144	263	560	564
12b-1 fees	391	20	2	—	22	43	7
Transfer agent fees	1,715	18	37	14	44	75	63
Trustees' fees and expenses	275	6	6	2	4	8	8
Other	4,556	96	93	25	98	165	297
Total Liabilities	583,733	3,757	2,771	4,207	1,787	1,389	4,849
NET ASSETS	$26,073,983	$347,799	$685,535	$239,706	$545,635	$945,652	$937,628
Net Assets Consist of:
Paid-in capital	$14,458,153	$269,813	$512,050	$205,061	$421,169	$804,761	$516,155
Accumulated undistributed net investment income/(loss)	9,297	(5,009)	(1,870)	(1,262)	1,718	3,730	256
Accumulated net realized gain/(loss)	1,379,675	30,310	45,534	(2,709)	9,169	23,011	(4,331)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	10,226,858	52,685	129,821	38,616	113,579	114,150	425,548
	$26,073,983	$347,799	$685,535	$239,706	$545,635	$945,652	$937,628

The accompanying notes are an integral part of the Financial Statements.

53

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$22,206,234	$135,771	$530,049	$213,135	$435,232	$685,850	$898,824
Shares of beneficial interest[1]	344,363	13,875	38,103	17,562	31,796	30,413	27,801
Net asset value per share[2]	$ 64.48	$ 9.79	$ 13.91	$ 12.14	$ 13.69	$ 22.55	$ 32.33
Administrative Class
Net assets	$ 431,345	$ 79,835	$ 657	$ 1,182	$ 13,437	$ 48,154	$ 2,041
Shares of beneficial interest[1]	6,793	8,469	50	98	984	2,119	63
Net asset value per share[2]	$ 63.50	$ 9.43	$ 13.15	$ 12.10	$ 13.67	$ 22.72	$ 32.22
Investor Class
Net assets	$ 1,506,393	$ 19,281	$ 8,154	$ 1,277	$ 92,221	$161,714	$ 33,615
Shares of beneficial interest[1]	24,099	2,097	647	107	6,686	7,188	1,063
Net asset value per share[2]	$ 62.51	$ 9.20	$ 12.60	$ 11.98	$ 13.79	$ 22.50	$ 31.63
Retirement Class
Net assets	$ 1,930,011	$112,912	$146,675	$ 24,112	$ 4,745	$ 49,934	$ 3,148
Shares of beneficial interest[1]	29,933	11,528	10,533	1,985	347	2,214	97
Net asset value per share[2]	$ 64.48	$ 9.79	$ 13.93	$ 12.15	$ 13.68	$ 22.55	$ 32.34

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
54

Harbor Domestic Equity Funds
StatementS of Operations—Six Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$ 97,026	$ 724	$ 1,907	$ 613	$ 4,563	$ 11,669	$ 5,065
Interest	17	12	5	2	5	2	7
Net securities lending income	6	—	—	—	—	—	—
Foreign taxes withheld	(659)	(6)	(2)	—	(142)	(3)	(16)
Total Investment Income	96,390	730	1,910	615	4,426	11,668	5,056
Operating Expenses
Management fees	74,164	1,302	2,414	817	1,375	3,383	3,247
12b-1 fees:
Administrative Class	580	176	1	1	13	59	2
Investor Class	1,845	23	10	1	95	203	32
Shareholder communications	1,272	13	17	2	11	67	125
Custodian fees	470	27	18	14	12	16	14
Transfer agent fees:
Institutional Class	8,904	63	222	81	154	274	349
Administrative Class	193	58	—	—	5	20	1
Investor Class	1,500	18	9	1	78	166	26
Retirement Class	156	2	11	3	1	4	—
Professional fees	347	7	8	3	5	14	11
Trustees' fees and expenses	350	7	8	3	5	11	11
Registration fees	93	32	31	41	33	43	38
Miscellaneous	126	7	8	6	7	9	8
Total expenses	90,000	1,735	2,757	973	1,794	4,269	3,864
Management fees waived	(5,677)	—	—	—	—	(102)	—
Transfer agent fees waived	(1,005)	(13)	(25)	(9)	(19)	(37)	(36)
Other expenses reimbursed	—	—	—	—	(63)	—	—
Custodial expense reductions	(3)	—	—	—	—	—	—
Net expenses	83,315	1,722	2,732	964	1,712	4,130	3,828
Net Investment Income/(Loss)	13,075	(992)	(822)	(349)	2,714	7,538	1,228
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,462,918	32,740	51,784	5,243	10,623	21,019	(58)
Foreign currency transactions	202	(11)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,686,008	16,230	48,934	31,426	49,109	93,567	143,234
Translations of assets and liabilities in foreign currencies	—	4	—	—	—	—	—
Net gain/(loss) on investment transactions	3,149,128	48,963	100,718	36,669	59,732	114,586	143,176
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,162,203	$47,971	$ 99,896	$36,320	$62,446	$122,124	$144,404
The accompanying notes are an integral part of the Financial Statements.

55

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56

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 13,075	$ 29,114	$ (992)	$ (2,419)	$ (822)	$ (1,245)
Net realized gain/(loss) on investments	1,463,120	1,533,430	32,729	1,228	51,784	(2,281)
Change in net unrealized appreciation/(depreciation) of investments	1,686,008	(1,946,895)	16,234	(3,958)	48,934	928
Net increase/(decrease) in assets resulting from operations	3,162,203	(384,351)	47,971	(5,149)	99,896	(2,598)
Distributions to Shareholders
Net investment income:
Institutional Class	(21,322)	(18,442)	—	(1,218)	—	—
Administrative Class	—	—	—	(1,470)	—	—
Investor Class	—	—	—	(49)	—	—
Retirement Class	(1,881)	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,220,935)	(1,555,558)	—	(20,507)	(2,458)	(67,517)
Administrative Class	(30,286)	(40,125)	—	(40,876)	(3)	(95)
Investor Class	(88,360)	(142,031)	—	(2,859)	(45)	(1,414)
Retirement Class	(65,872)	—	—	—	(418)	—
Total distributions to shareholders	(1,428,656)	(1,756,156)	–	(66,979)	(2,924)	(69,026)
Net Increase/(Decrease) Derived from Capital Share Transactions	(386,846)	(637,379)	(199,070)	(14,050)	954	58,935
Net increase/(decrease) in net assets	1,346,701	(2,777,886)	(151,099)	(86,178)	97,926	(12,689)
Net Assets
Beginning of period	24,727,282	27,505,168	498,898	585,076	587,609	600,298
End of period*	$26,073,983	$24,727,282	$ 347,799	$498,898	$685,535	$587,609
* Includes accumulated undistributed net investment income/(loss) of:	$ 9,297	$ 19,425	$ (5,009)	$ (4,017)	$ (1,870)	$ (1,048)
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ (349)	$ (1,015)	$ 2,714	$ 3,969	$ 7,538	$ 16,390	$ 1,228	$ 3,936
5,243	(4,313)	10,623	15,132	21,019	12,864	(58)	(5,052)
31,426	14,268	49,109	4,837	93,567	153	143,234	69,284
36,320	8,940	62,446	23,938	122,124	29,407	144,404	68,168

—	—	(1,746)	(2,884)	(10,454)	(6,586)	(2,997)	(2,908)
—	—	(39)	(143)	(625)	(315)	(3)	—
—	—	(251)	(257)	(2,059)	(1,677)	(10)	—
—	—	(22)	(19)	(270)	—	(12)	—

—	(6,945)	(10,933)	(9,776)	(9,256)	(8,684)	—	(27,732)
—	(103)	(318)	(1,072)	(636)	(503)	—	(37)
—	(21)	(2,115)	(1,298)	(2,358)	(2,946)	—	(590)
—	—	(134)	—	(231)	—	—	—
–	(7,069)	(15,558)	(15,449)	(25,889)	(20,711)	(3,022)	(31,267)
12,424	(19,521)	117,721	87,069	40,268	121,804	35,877	(121,896)
48,744	(17,650)	164,609	95,558	136,503	130,500	177,259	(84,995)

190,962	208,612	381,026	285,468	809,149	678,649	760,369	845,364
$239,706	$190,962	$545,635	$381,026	$945,652	$809,149	$937,628	$ 760,369
$ (1,262)	$ (913)	$ 1,718	$ 1,062	$ 3,730	$ 9,598	$ 256	$ 2,050
58

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,507,779	$ 4,324,920	$ 16,620	$ 205,012	$ 35,925	$ 128,476
Reinvested distributions	1,106,036	1,408,137	—	18,634	2,405	65,160
Cost of shares reacquired	(3,499,499)	(6,847,149)	(206,436)	(99,889)	(112,233)	(183,722)
Net increase/(decrease) in net assets	$ (885,684)	$(1,114,092)	$(189,816)	$ 123,757	$ (73,903)	$ 9,914
Administrative Class
Net proceeds from sale of shares	$ 48,303	$ 162,947	$ 21,537	$ 41,024	$ 85	$ 199
Reinvested distributions	29,735	39,492	—	42,343	3	95
Cost of shares reacquired	(226,192)	(217,037)	(136,319)	(219,131)	(219)	(387)
Net increase/(decrease) in net assets	$ (148,154)	$ (14,598)	$(114,782)	$(135,764)	$ (131)	$ (93)
Investor Class
Net proceeds from sale of shares	$ 118,992	$ 399,155	$ 2,703	$ 6,204	$ 410	$ 1,050
Reinvested distributions	86,039	138,997	—	2,892	44	1,411
Cost of shares reacquired	(335,135)	(1,022,417)	(2,957)	(13,658)	(1,965)	(4,062)
Net increase/(decrease) in net assets	$ (130,104)	$ (484,265)	$ (254)	$ (4,562)	$ (1,511)	$ (1,601)
Retirement Class
Net proceeds from sale of shares	$ 829,572	$ 1,062,582	$ 109,777	$ 2,588	$ 85,048	$ 53,839
Reinvested distributions	66,899	—	—	—	418	—
Cost of shares reacquired	(119,375)	(87,006)	(3,995)	(69)	(8,967)	(3,124)
Net increase/(decrease) in net assets	$ 777,096	$ 975,576	$ 105,782	$ 2,519	$ 76,499	$ 50,715
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 21,610	$ 61,682	$112,840	$135,414	$ 114,521	$ 250,615	$ 129,990	$ 213,448
—	6,942	12,211	12,187	19,313	14,725	2,417	25,802
(10,467)	(107,425)	(37,732)	(76,749)	(119,663)	(156,502)	(109,264)	(363,914)
$ 11,143	$ (38,801)	$ 87,319	$ 70,852	$ 14,171	$ 108,838	$ 23,143	$(124,664)

$ 1,136	$ 853	$ 3,597	$ 3,581	$ 11,266	$ 20,937	$ 538	$ 235
—	103	355	1,215	1,260	817	3	37
(214)	(3,582)	(904)	(18,742)	(10,356)	(10,516)	(128)	(121)
$ 922	$ (2,626)	$ 3,048	$ (13,946)	$ 2,170	$ 11,238	$ 413	$ 151

$ 301	$ 424	$ 40,097	$ 51,121	$ 39,276	$ 64,185	$ 16,050	$ 5,036
—	21	2,210	1,367	4,335	4,553	10	585
(75)	(171)	(15,426)	(25,830)	(52,136)	(81,262)	(3,886)	(5,330)
$ 226	$ 274	$ 26,881	$ 26,658	$ (8,525)	$ (12,524)	$ 12,174	$ 291

$ 2,497	$ 21,950	$ 482	$ 3,590	$ 35,268	$ 15,590	$ 274	$ 2,355
—	—	156	19	501	—	12	—
(2,364)	(318)	(165)	(104)	(3,317)	(1,338)	(139)	(29)
$ 133	$ 21,632	$ 473	$ 3,505	$ 32,452	$ 14,252	$ 147	$ 2,326
60

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	24,959	73,643	1,827	25,045	2,710	11,230
Shares issued due to reinvestment of distributions	19,319	23,073	—	2,167	186	5,430
Shares reacquired	(57,930)	(116,665)	(23,376)	(11,696)	(8,673)	(15,829)
Net increase/(decrease) in shares outstanding	(13,652)	(19,949)	(21,549)	15,516	(5,777)	831
Beginning of period	358,015	377,964	35,424	19,908	43,880	43,049
End of period	344,363	358,015	13,875	35,424	38,103	43,880
Administrative Class
Shares sold	814	2,791	2,453	5,026	7	19
Shares issued due to reinvestment of distributions	527	655	—	5,096	1	8
Shares reacquired	(3,887)	(3,733)	(15,160)	(27,691)	(18)	(34)
Net increase/(decrease) in shares outstanding	(2,546)	(287)	(12,707)	(17,569)	(10)	(7)
Beginning of period	9,339	9,626	21,176	38,745	60	67
End of period	6,793	9,339	8,469	21,176	50	60
Investor Class
Shares sold	2,019	6,993	317	770	34	100
Shares issued due to reinvestment of distributions	1,548	2,336	—	356	4	129
Shares reacquired	(5,732)	(17,816)	(347)	(1,667)	(166)	(381)
Net increase/(decrease) in shares outstanding	(2,165)	(8,487)	(30)	(541)	(128)	(152)
Beginning of period	26,264	34,751	2,127	2,668	775	927
End of period	24,099	26,264	2,097	2,127	647	775
Retirement Class
Shares sold	13,812	18,414	11,634	325	6,615	4,829
Shares issued due to reinvestment of distributions	1,169	—	—	—	33	—
Shares reacquired	(1,991)	(1,471)	(423)	(8)	(688)	(256)
Net increase/(decrease) in shares outstanding	12,990	16,943	11,211	317	5,960	4,573
Beginning of period	16,943	—	317	—	4,573	—
End of period	29,933	16,943	11,528	317	10,533	4,573
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

1,899	6,437	8,534	11,516	5,168	13,268	4,181	8,291
—	684	958	1,079	875	784	79	1,041
(924)	(10,416)	(2,866)	(6,429)	(5,417)	(8,146)	(3,544)	(13,820)
975	(3,295)	6,626	6,166	626	5,906	716	(4,488)
16,587	19,882	25,170	19,004	29,787	23,881	27,085	31,573
17,562	16,587	31,796	25,170	30,413	29,787	27,801	27,085

103	89	265	303	503	1,095	17	9
—	10	28	108	56	43	—	2
(19)	(378)	(70)	(1,683)	(459)	(537)	(4)	(5)
84	(279)	223	(1,272)	100	601	13	6
14	293	761	2,033	2,019	1,418	50	44
98	14	984	761	2,119	2,019	63	50

27	43	3,022	4,261	1,776	3,364	524	198
—	2	172	120	197	243	—	24
(6)	(17)	(1,156)	(2,161)	(2,370)	(4,225)	(128)	(211)
21	28	2,038	2,220	(397)	(618)	396	11
86	58	4,648	2,428	7,585	8,203	667	656
107	86	6,686	4,648	7,188	7,585	1,063	667

217	2,006	37	317	1,597	811	9	94
—	—	12	2	23	—	—	—
(208)	(30)	(12)	(9)	(149)	(68)	(5)	(1)
9	1,976	37	310	1,471	743	4	93
1,976	—	310	—	743	—	93	—
1,985	1,976	347	310	2,214	743	97	93
62

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 60.36	$ 65.27	$ 61.97	$ 54.71	$ 41.44	$ 38.34
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [e]	0.09 [e]	0.07 [e]	0.06	0.16	0.07
Net realized and unrealized gains/(losses) on investments	7.63	(0.84)	7.05	8.98	13.28	3.07
Total from investment operations	7.67	(0.75)	7.12	9.04	13.44	3.14
Less Distributions
Dividends from net investment income	(0.06)	(0.05)	(0.05)	(0.05)	(0.17)	(0.04)
Distributions from net realized capital gains[1]	(3.49)	(4.11)	(3.77)	(1.73)	—	—
Total distributions	(3.55)	(4.16)	(3.82)	(1.78)	(0.17)	(0.04)
Net asset value end of period	64.48	60.36	65.27	61.97	54.71	41.44
Net assets end of period (000s)	$22,206,234	$21,608,221	$24,669,740	$22,531,379	$19,366,148	$14,752,873
Ratios and Supplemental Data (%)
Total return[b]	13.45% [c]	(1.23)%	12.16%	16.95%	32.55%	8.21%
Ratio of total expenses to average net assets[2]	0.70 [d]	0.69	0.68	0.67	0.68	0.68
Ratio of net expenses to average net assets[a]	0.65 [d]	0.64	0.64	0.65	0.65	0.66
Ratio of net investment income to average net assets[a]	0.13 [d]	0.15	0.12	0.11	0.35	0.20
Portfolio turnover	29 [c]	34	37	34	48	41

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 58.66	$ 63.73	$ 60.76	$ 53.82	$ 40.79	$ 37.83
Income from Investment Operations
Net investment income/(loss)[a]	(0.07) [e]	(0.13) [e]	(0.16) [e]	(0.17)	(0.01)	0.02
Net realized and unrealized gains/(losses) on investments	7.41	(0.83)	6.90	8.84	13.07	2.94
Total from investment operations	7.34	(0.96)	6.74	8.67	13.06	2.96
Less Distributions
Dividends from net investment income	—	—	—	—	(0.03)	—
Distributions from net realized capital gains[1]	(3.49)	(4.11)	(3.77)	(1.73)	—	—
Total distributions	(3.49)	(4.11)	(3.77)	(1.73)	(0.03)	—
Net asset value end of period	62.51	58.66	63.73	60.76	53.82	40.79
Net assets end of period (000s)	$ 1,506,393	$ 1,540,557	$ 2,214,518	$ 1,910,930	$ 1,780,774	$ 1,360,248
Ratios and Supplemental Data (%)
Total return[b]	13.25% [c]	(1.60)%	11.75%	16.53%	32.04%	7.82%
Ratio of total expenses to average net assets[2]	1.07 [d]	1.06	1.05	1.04	1.05	1.05
Ratio of net expenses to average net assets[a]	1.02 [d]	1.01	1.01	1.02	1.02	1.03
Ratio of net investment income to average net assets[a]	(0.24) [d]	(0.22)	(0.25)	(0.26)	(0.03)	(0.18)
Portfolio turnover	29 [c]	34	37	34	48	41
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 59.50	$ 64.51	$ 61.39	$ 54.29	$ 41.12	$ 38.09

(0.03) [e]	(0.06) [e]	(0.08) [e]	(0.11)	0.02	— *,f
7.52	(0.84)	6.97	8.94	13.21	3.03
7.49	(0.90)	6.89	8.83	13.23	3.03

—	—	—	—	(0.06)	—
(3.49)	(4.11)	(3.77)	(1.73)	—	—
(3.49)	(4.11)	(3.77)	(1.73)	(0.06)	—
63.50	59.50	64.51	61.39	54.29	41.12
$431,345	$555,665	$620,910	$582,430	$613,413	$597,023

13.32% [c]	(1.48)%	11.88%	16.69%	32.21%	7.95%
0.95 [d]	0.94	0.93	0.92	0.93	0.93
0.90 [d]	0.89	0.89	0.90	0.90	0.91
(0.11) [d]	(0.11)	(0.13)	(0.14)	0.11	(0.04)
29 [c]	34	37	34	48	41

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
		(Unaudited)
$ 60.37	$55.79

0.05 [e]	0.05 [e]
7.65	4.53
7.70	4.58

(0.10)	—
(3.49)	—
(3.59)	—
64.48	60.37
$1,930,011	$1,022,839

13.50% [c]	8.21% [c]
0.64 [d]	0.65 [d]
0.59 [d]	0.59 [d]
0.18 [d]	0.13 [d]
29 [c]	34
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 8.58	$ 9.76	$ 11.43	$ 11.76	$ 9.22	$ 8.46
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.03) [e]	(0.04) [e]	(0.04)	(0.03)	(0.02)
Net realized and unrealized gains/(losses) on investments	1.23	(0.03)	0.20	1.55	2.76	0.78
Total from investment operations	1.21	(0.06)	0.16	1.51	2.73	0.76
Less Distributions
Dividends from net investment income	—	(0.06)	—	—	—	—
Distributions from net realized capital gains[1]	—	(1.06)	(1.83)	(1.84)	(0.19)	—
Total distributions	—	(1.12)	(1.83)	(1.84)	(0.19)	—
Net asset value end of period	9.79	8.58	9.76	11.43	11.76	9.22
Net assets end of period (000s)	$135,771	$303,802	$194,308	$306,371	$323,666	$286,490
Ratios and Supplemental Data (%)
Total return[b]	14.10% [c]	(0.60)%	1.55%	14.45%	30.13%	8.98%
Ratio of total expenses to average net assets[2]	0.89 [d]	0.86	0.84	0.84	0.84	0.85
Ratio of net expenses to average net assets[a]	0.88 [d]	0.85	0.84	0.83	0.84	0.85
Ratio of net investment income to average net assets[a]	(0.46) [d]	(0.31)	(0.35)	(0.34)	(0.27)	(0.31)
Portfolio turnover	50 [c]	84	82	95	111	123

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 8.07	$ 9.24	$ 10.95	$ 11.37	$ 8.96	$ 8.25
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.05) [e]	(0.07) [e]	(0.05)	(0.12)	(0.09)
Net realized and unrealized gains/(losses) on investments	1.17	(0.04)	0.19	1.47	2.72	0.80
Total from investment operations	1.13	(0.09)	0.12	1.42	2.60	0.71
Less Distributions
Dividends from net investment income	—	(0.02)	—	—	—	—
Distributions from net realized capital gains[1]	—	(1.06)	(1.83)	(1.84)	(0.19)	—
Total distributions	—	(1.08)	(1.83)	(1.84)	(0.19)	—
Net asset value end of period	9.20	8.07	9.24	10.95	11.37	8.96
Net assets end of period (000s)	$ 19,281	$ 17,167	$ 24,647	$ 37,887	$ 35,501	$ 33,543
Ratios and Supplemental Data (%)
Total return[b]	14.00% [c]	(1.05)%	1.21%	14.09%	29.54%	8.61%
Ratio of total expenses to average net assets[2]	1.26 [d]	1.22	1.21	1.21	1.21	1.22
Ratio of net expenses to average net assets[a]	1.25 [d]	1.22	1.21	1.20	1.21	1.22
Ratio of net investment income to average net assets[a]	(0.83) [d]	(0.68)	(0.71)	(0.71)	(0.63)	(0.68)
Portfolio turnover	50 [c]	84	82	95	111	123
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 8.27	$ 9.45	$ 11.15	$ 11.54	$ 9.08	$ 8.35

(0.03) [e]	(0.05) [e]	(0.06) [e]	(0.07)	(0.05)	(0.06)
1.19	(0.03)	0.19	1.52	2.70	0.79
1.16	(0.08)	0.13	1.45	2.65	0.73

—	(0.04)	—	—	—	—
—	(1.06)	(1.83)	(1.84)	(0.19)	—
—	(1.10)	(1.83)	(1.84)	(0.19)	—
9.43	8.27	9.45	11.15	11.54	9.08
$79,835	$175,211	$366,121	$384,511	$408,494	$315,975

14.03% [c]	(0.91)%	1.29%	14.16%	29.70%	8.74%
1.14 [d]	1.10	1.09	1.09	1.09	1.10
1.13 [d]	1.10	1.09	1.08	1.09	1.10
(0.69) [d]	(0.57)	(0.58)	(0.59)	(0.52)	(0.55)
50 [c]	84	82	95	111	123

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
		(Unaudited)
$ 8.58	$7.76

(0.02) [e]	(0.03) [e]
1.23	0.85
1.21	0.82

—	—
—	—
—	—
9.79	8.58
$112,912	$ 2,718

14.10% [c]	10.57% [c]
0.82 [d]	0.81 [d]
0.81 [d]	0.80 [d]
(0.45) [d]	(0.45) [d]
50 [c]	84
66

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 11.94	$ 13.65	$ 15.45	$ 15.72	$ 11.81	$ 12.07
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.02) [e]	(0.03) [e]	(0.05)	0.03	(0.02)
Net realized and unrealized gains/(losses) on investments	2.05	(0.11)	0.55	1.91	4.48	0.74
Total from investment operations	2.03	(0.13)	0.52	1.86	4.51	0.72
Less Distributions
Dividends from net investment income	—	—	—	—	(0.04)	—
Distributions from net realized capital gains[1]	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
Total distributions	(0.06)	(1.58)	(2.32)	(2.13)	(0.60)	(0.98)
Net asset value end of period	13.91	11.94	13.65	15.45	15.72	11.81
Net assets end of period (000s)	$530,049	$523,888	$587,761	$603,476	$601,255	$474,417
Ratios and Supplemental Data (%)
Total return[b]	17.04% [c]	(0.99)%	3.35%	12.94%	39.90%	6.88%
Ratio of total expenses to average net assets[2]	0.86 [d]	0.85	0.84	0.83	0.83	0.85
Ratio of net expenses to average net assets[a]	0.85 [d]	0.85	0.83	0.83	0.83	0.84
Ratio of net investment income to average net assets[a]	(0.26) [d]	(0.21)	(0.22)	(0.29)	0.22	(0.16)
Portfolio turnover	48 [c]	89	78	76	73	63

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 10.84	$ 12.59	$ 14.47	$ 14.90	$ 11.22	$ 11.57
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.06) [e]	(0.08) [e]	(0.51)	(0.06)	(0.11)
Net realized and unrealized gains/(losses) on investments	1.86	(0.11)	0.52	2.21	4.30	0.74
Total from investment operations	1.82	(0.17)	0.44	1.70	4.24	0.63
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
Total distributions	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
Net asset value end of period	12.60	10.84	12.59	14.47	14.90	11.22
Net assets end of period (000s)	$ 8,154	$ 8,401	$ 11,660	$ 14,266	$ 24,249	$ 19,530
Ratios and Supplemental Data (%)
Total return[b]	16.83% [c]	(1.44)%	2.98%	12.53%	39.50%	6.37%
Ratio of total expenses to average net assets[2]	1.23 [d]	1.22	1.21	1.20	1.20	1.22
Ratio of net expenses to average net assets[a]	1.22 [d]	1.22	1.20	1.20	1.20	1.21
Ratio of net investment income to average net assets[a]	(0.63) [d]	(0.58)	(0.59)	(0.66)	(0.16)	(0.55)
Portfolio turnover	48 [c]	89	78	76	73	63
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$11.30	$13.04	$14.89	$15.26	$11.46	$11.77

(0.03) [e]	(0.05) [e]	(0.07) [e]	0.54	(7.68)	(5.65)
1.94	(0.11)	0.54	1.22	12.04	6.32
1.91	(0.16)	0.47	1.76	4.36	0.67

—	—	—	—	—	—
(0.06)	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
(0.06)	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
13.15	11.30	13.04	14.89	15.26	11.46
$ 657	$ 686	$ 877	$ 650	$ 636	$1,122

16.95% [c]	(1.29)%	3.12%	12.65%	39.72%	6.61%
1.11 [d]	1.10	1.09	1.08	1.08	1.10
1.10 [d]	1.10	1.08	1.08	1.08	1.09
(0.50) [d]	(0.46)	(0.47)	(0.54)	0.19	(0.74)
48 [c]	89	78	76	73	63

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
		(Unaudited)
$ 11.95	$10.72

(0.01) [e]	(0.02) [e]
2.05	1.25
2.04	1.23

—	—
(0.06)	—
(0.06)	—
13.93	11.95
$146,675	$54,634

17.11% [c]	11.47% [c]
0.80 [d]	0.81 [d]
0.80 [d]	0.80 [d]
(0.20) [d]	(0.27) [d]
48 [c]	89
68

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class				Administrative Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,			6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014 [h]		2016	2015	2014 [h]
	(Unaudited)				(Unaudited)
Net asset value beginning of period	$ 10.23	$ 10.31	$ 10.77	$ 10.00	$10.22	$10.27	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.05) [e]	(0.06) [e]	(0.02)	(0.05) [e]	(0.07) [e]	(0.09) [e]	(0.09)
Net realized and unrealized gains/(losses) on investments	1.93	0.32	(0.35)	0.79	1.93	0.37	(0.34)	0.84
Total from investment operations	1.91	0.27	(0.41)	0.77	1.88	0.30	(0.43)	0.75
Less Distributions
Dividends from net investment income	—	—	—	—	—	—	—	—
Distributions from net realized capital gains[1]	—	(0.35)	(0.05)	—	—	(0.35)	(0.05)	—
Total distributions	—	(0.35)	(0.05)	—	—	(0.35)	(0.05)	—
Net asset value end of period	12.14	10.23	10.31	10.77	12.10	10.22	10.27	10.75
Net assets end of period (000s)	$213,135	$169,718	$205,007	$57,779	$1,182	$ 143	$3,006	$ 269
Ratios and Supplemental Data (%)
Total return[b]	18.67% [c]	2.62%	(3.78)%	(7.70)% [c]	18.40% [c]	2.94%	(3.98)%	7.50% [c]
Ratio of total expenses to average net assets[2]	0.90 [d]	0.89	0.90	1.60 [d]	1.15 [d]	1.14	1.15	1.85 [d]
Ratio of net expenses to average net assets[a]	0.89 [d]	0.89	0.90	0.90 [d]	1.14 [d]	1.13	1.15	1.15 [d]
Ratio of net investment income to average net assets[a]	(0.32) [d]	(0.48)	(0.55)	(0.67) [d]	(0.87) [d]	(0.69)	(0.80)	(0.90) [d]
Portfolio turnover	30 [c]	85	103	55 [c]	30 [c]	85	103	55 [c]
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Investor Class				Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31,			6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
	2016	2015	2014 [h]
(Unaudited)				(Unaudited)
$10.12	$10.24	$10.74	$10.00	$ 10.24	$ 9.04

(0.04) [e]	(0.09) [e]	(0.09) [e]	(0.05)	(0.01) [e]	(0.04) [e]
1.90	0.32	(0.36)	0.79	1.92	1.24
1.86	0.23	(0.45)	0.74	1.91	1.20

—	—	—	—	—	—
—	(0.35)	(0.05)	—	—	—
—	(0.35)	(0.05)	—	—	—
11.98	10.12	10.24	10.74	12.15	10.24
$1,277	$ 871	$ 599	$1,809	$24,112	$20,230

18.38% [c]	2.24%	(4.17)%	7.40% [c]	18.65% [c]	13.27% [c]
1.27 [d]	1.26	1.27	1.97 [d]	0.84 [d]	0.85 [d]
1.26 [d]	1.26	1.27	1.27 [d]	0.83 [d]	0.84 [d]
(0.74) [d]	(0.87)	(0.86)	(1.03) [d]	(0.25) [d]	(0.60) [d]
30 [c]	85	103	55 [c]	30 [c]	85
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012 [i]
	(Unaudited)
Net asset value beginning of period	$ 12.32	$ 12.16	$ 12.24	$ 10.85	$ 8.52	$ 7.44
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.16 [e]	0.15 [e]	0.15	0.14	0.21
Net realized and unrealized gains/(losses) on investments	1.79	0.64	0.70	1.37	2.31	1.06
Total from investment operations	1.87	0.80	0.85	1.52	2.45	1.27
Less Distributions
Dividends from net investment income	(0.07)	(0.13)	(0.14)	(0.13)	(0.12)	(0.19)
Distributions from net realized capital gains[1]	(0.43)	(0.51)	(0.79)	—	—	—
Total distributions	(0.50)	(0.64)	(0.93)	(0.13)	(0.12)	(0.19)
Net asset value end of period	13.69	12.32	12.16	12.24	10.85	8.52
Net assets end of period (000s)	$435,232	$310,127	$231,033	$202,596	$179,382	$140,323
Ratios and Supplemental Data (%)
Total return[b]	15.44% [c]	7.14%	7.29%	14.13%	29.06%	17.41%
Ratio of total expenses to average net assets[2]	0.72 [d]	0.72	0.70	0.70	0.71	0.72
Ratio of net expenses to average net assets[a]	0.68 [d]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.25 [d]	1.32	1.25	1.26	1.43	1.88
Portfolio turnover	6 [c]	34	24	32	26	125

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012 [i]
	(Unaudited)
Net asset value beginning of period	$ 12.42	$ 12.25	$ 12.33	$ 10.94	$ 8.59	$ 7.49
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.11 [e]	0.11 [e]	0.13	0.09	0.13
Net realized and unrealized gains/(losses) on investments	1.79	0.66	0.70	1.35	2.34	1.13
Total from investment operations	1.85	0.77	0.81	1.48	2.43	1.26
Less Distributions
Dividends from net investment income	(0.05)	(0.09)	(0.10)	(0.09)	(0.08)	(0.16)
Distributions from net realized capital gains[1]	(0.43)	(0.51)	(0.79)	—	—	—
Total distributions	(0.48)	(0.60)	(0.89)	(0.09)	(0.08)	(0.16)
Net asset value end of period	13.79	12.42	12.25	12.33	10.94	8.59
Net assets end of period (000s)	$ 92,221	$ 57,716	$ 29,745	$ 20,189	$ 11,934	$ 11,058
Ratios and Supplemental Data (%)
Total return[b]	15.16% [c]	6.80%	6.87%	13.62%	28.52%	17.04%
Ratio of total expenses to average net assets[2]	1.09 [d]	1.09	1.07	1.07	1.08	1.09
Ratio of net expenses to average net assets[a]	1.05 [d]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets[a]	0.88 [d]	0.94	0.89	0.88	1.04	1.41
Portfolio turnover	6 [c]	34	24	32	26	125
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012 [i]
(Unaudited)
$ 12.30	$12.15	$ 12.23	$ 10.85	$ 8.51	$ 7.43

0.06 [e]	0.13 [e]	0.12 [e]	0.15	0.16	— *
1.79	0.63	0.70	1.34	2.27	1.25
1.85	0.76	0.82	1.49	2.43	1.25

(0.05)	(0.10)	(0.11)	(0.11)	(0.09)	(0.17)
(0.43)	(0.51)	(0.79)	—	—	—
(0.48)	(0.61)	(0.90)	(0.11)	(0.09)	(0.17)
13.67	12.30	12.15	12.23	10.85	8.51
$13,437	$9,361	$24,690	$20,927	$13,453	$7,823

15.32% [c]	6.77%	7.02%	13.78%	28.76%	17.15%
0.97 [d]	0.96	0.95	0.95	0.96	0.97
0.93 [d]	0.93	0.93	0.93	0.93	0.93
0.96 [d]	1.09	1.00	1.02	1.16	1.59
6 [c]	34	24	32	26	125

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
		(Unaudited)
$ 12.32	$10.94

0.09 [e]	0.12 [e]
1.77	1.33
1.86	1.45

(0.07)	(0.07)
(0.43)	—
(0.50)	(0.07)
13.68	12.32
$ 4,745	$3,822

15.39% [c]	13.24% [c]
0.65 [d]	0.67 [d]
0.62 [d]	0.63 [d]
1.32 [d]	1.46 [d]
6 [c]	34
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 20.17	$ 20.27	$ 20.32	$ 17.50	$ 12.64	$ 11.19
Income from Investment Operations
Net investment income/(loss)[a]	0.19 [e]	0.44 [e]	0.34 [e]	0.18	0.28	0.22
Net realized and unrealized gains/(losses) on investments	2.85	0.08	(0.07)	2.84	4.86	1.38
Total from investment operations	3.04	0.52	0.27	3.02	5.14	1.60
Less Distributions
Dividends from net investment income	(0.35)	(0.27)	(0.19)	(0.20)	(0.28)	(0.15)
Distributions from net realized capital gains[1]	(0.31)	(0.35)	(0.13)	—	—	—
Total distributions	(0.66)	(0.62)	(0.32)	(0.20)	(0.28)	(0.15)
Net asset value end of period	22.55	20.17	20.27	20.32	17.50	12.64
Net assets end of period (000s)	$685,850	$600,800	$484,078	$195,247	$82,231	$63,551
Ratios and Supplemental Data (%)
Total return[b]	15.18% [c]	2.81%	1.32%	17.39%	41.48%	14.50%
Ratio of total expenses to average net assets[2]	0.87 [d]	0.86	0.86	0.89	0.93	0.99
Ratio of net expenses to average net assets[a]	0.84 [d]	0.84	0.86	0.89	0.93	0.95
Ratio of net investment income to average net assets[a]	1.75 [d]	2.28	1.66	1.40	1.87	1.79
Portfolio turnover	13 [c]	18	12	13	18	37

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 20.09	$ 20.19	$ 20.27	$ 17.49	$ 12.63	$ 11.17
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.37 [e]	0.27 [e]	0.17	0.13	0.20
Net realized and unrealized gains/(losses) on investments	2.84	0.08	(0.08)	2.78	4.96	1.35
Total from investment operations	2.99	0.45	0.19	2.95	5.09	1.55
Less Distributions
Dividends from net investment income	(0.27)	(0.20)	(0.14)	(0.17)	(0.23)	(0.09)
Distributions from net realized capital gains[1]	(0.31)	(0.35)	(0.13)	—	—	—
Total distributions	(0.58)	(0.55)	(0.27)	(0.17)	(0.23)	(0.09)
Net asset value end of period	22.50	20.09	20.19	20.27	17.49	12.63
Net assets end of period (000s)	$161,714	$152,358	$165,642	$ 91,724	$19,260	$ 3,087
Ratios and Supplemental Data (%)
Total return[b]	14.98% [c]	2.45%	0.93%	16.97%	40.99%	14.06%
Ratio of total expenses to average net assets[2]	1.24 [d]	1.23	1.23	1.26	1.31	1.36
Ratio of net expenses to average net assets[a]	1.21 [d]	1.21	1.23	1.26	1.30	1.32
Ratio of net investment income to average net assets[a]	1.39 [d]	1.92	1.29	1.01	1.21	1.43
Portfolio turnover	13 [c]	18	12	13	18	37
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 20.30	$ 20.40	$ 20.47	$ 17.64	$12.74	$11.28

0.17 [e]	0.40 [e]	0.29 [e]	0.25	0.23	0.18
2.87	0.07	(0.07)	2.75	4.92	1.40
3.04	0.47	0.22	3.00	5.15	1.58

(0.31)	(0.22)	(0.16)	(0.17)	(0.25)	(0.12)
(0.31)	(0.35)	(0.13)	—	—	—
(0.62)	(0.57)	(0.29)	(0.17)	(0.25)	(0.12)
22.72	20.30	20.40	20.47	17.64	12.74
$48,154	$40,992	$28,929	$14,775	$3,479	$1,274

15.04% [c]	2.54%	1.05%	17.15%	41.17%	14.17%
1.12 [d]	1.11	1.11	1.14	1.19	1.24
1.09 [d]	1.09	1.11	1.14	1.18	1.20
1.50 [d]	2.03	1.41	1.13	1.58	1.53
13 [c]	18	12	13	18	37

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
		(Unaudited)
$ 20.17	$18.36

0.19 [e]	0.28 [e]
2.86	1.53
3.05	1.81

(0.36)	—
(0.31)	—
(0.67)	—
22.55	20.17
$49,934	$14,999

15.23% [c]	9.86% [c]
0.81 [d]	0.82 [d]
0.78 [d]	0.79 [d]
1.74 [d]	2.11 [d]
13 [c]	18
74

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 27.27	$ 26.21	$ 27.17	$ 28.89	$ 21.41	$ 19.59
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [e]	0.12 [e]	0.10 [e]	0.06	0.13	0.23
Net realized and unrealized gains/(losses) on investments	5.12	1.92	(0.09)	2.68	7.84	1.64
Total from investment operations	5.17	2.04	0.01	2.74	7.97	1.87
Less Distributions
Dividends from net investment income	(0.11)	(0.09)	(0.06)	(0.05)	(0.22)	(0.05)
Distributions from net realized capital gains[1]	—	(0.89)	(0.91)	(4.41)	(0.27)	—
Total distributions	(0.11)	(0.98)	(0.97)	(4.46)	(0.49)	(0.05)
Net asset value end of period	32.33	27.27	26.21	27.17	28.89	21.41
Net assets end of period (000s)	$898,824	$738,705	$827,423	$709,251	$519,607	$473,100
Ratios and Supplemental Data (%)
Total return[b]	18.98% [c]	8.18%	0.01%	11.03%	37.91%	9.60%
Ratio of total expenses to average net assets[2]	0.88 [d]	0.86	0.85	0.84	0.84	0.86
Ratio of net expenses to average net assets[a]	0.87 [d]	0.86	0.85	0.84	0.84	0.85
Ratio of net investment income to average net assets[a]	0.30 [d]	0.48	0.38	0.33	0.45	0.97
Portfolio turnover	0 [c]	10	9	13	22	14

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 26.65	$ 25.63	$ 26.63	$ 28.45	$ 21.08	$ 19.31
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.03) [e]	(0.01) [e]	0.09	(0.09)	(0.19)
Net realized and unrealized gains/(losses) on investments	5.02	1.88	(0.10)	2.50	7.86	1.96
Total from investment operations	5.00	1.91	(0.09)	2.59	7.77	1.77
Less Distributions
Dividends from net investment income	(0.02)	—	—	—	(0.13)	—
Distributions from net realized capital gains[1]	—	(0.89)	(0.91)	(4.41)	(0.27)	—
Total distributions	(0.02)	(0.89)	(0.91)	(4.41)	(0.40)	—
Net asset value end of period	31.63	26.65	25.63	26.63	28.45	21.08
Net assets end of period (000s)	$ 33,615	$ 17,775	$ 16,797	$ 17,265	$ 17,330	$ 13,820
Ratios and Supplemental Data (%)
Total return[b]	18.75% [c]	7.79%	(0.37)%	10.61%	37.41%	9.17%
Ratio of total expenses to average net assets[2]	1.25 [d]	1.23	1.22	1.21	1.21	1.23
Ratio of net expenses to average net assets[a]	1.24 [d]	1.23	1.22	1.21	1.21	1.22
Ratio of net investment income to average net assets[a]	(0.11) [d]	0.10	0.02	(0.04)	0.07	0.63
Portfolio turnover	0 [c]	10	9	13	22	14
See page 77 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

75

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$27.16	$26.07	$27.05	$28.80	$ 21.34	$19.52

0.01 [e]	0.05 [e]	0.06 [e]	(0.12)	0.01	0.20
5.10	1.93	(0.13)	2.78	7.87	1.62
5.11	1.98	(0.07)	2.66	7.88	1.82

(0.05)	—	—	—	(0.15)	— *
—	(0.89)	(0.91)	(4.41)	(0.27)	—
(0.05)	(0.89)	(0.91)	(4.41)	(0.42)	— *
32.22	27.16	26.07	27.05	28.80	21.34
$2,041	$1,360	$1,144	$5,690	$12,171	$8,786

18.84% [c]	7.93%	(0.28)%	10.74%	37.54%	9.35%
1.13 [d]	1.11	1.10	1.09	1.09	1.01
1.12 [d]	1.11	1.10	1.09	1.09	1.10
0.03 [d]	0.21	0.21	0.10	0.20	1.10
0 [c]	10	9	13	22	14

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
		(Unaudited)
$27.29	$23.91

0.05 [e]	0.05 [e]
5.13	3.33
5.18	3.38

(0.13)	—
—	—
(0.13)	—
32.34	27.29
$3,148	$2,529

19.00% [c]	14.14% [c]
0.82 [d]	0.82 [d]
0.82 [d]	0.81 [d]
0.35 [d]	0.27 [d]
0 [c]	10
76

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period.
f	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) for the period due to the timing of sales and purchases in relation to fluctuating market values of the investments of the Fund.
g	For the period March 1, 2016 (inception) through October 31, 2016
h	For the period February 1, 2014 (inception) through October 31, 2014
i	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its Subadviser.
The accompanying notes are an integral part of the Financial Statements.

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Harbor Domestic Equity Funds
Notes to Financial Statements—April 30, 2017 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Harbor Funds’ valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation
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Note 2—Significant Accounting Policies—Continued
Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
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Note 2—Significant Accounting Policies—Continued
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
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Note 2—Significant Accounting Policies—Continued
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with the Funds' custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Funds generates credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
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Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Investment Company Reporting Modernization
In October 2016, the SEC released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2017 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$7,236,463	$9,076,714
Harbor Mid Cap Growth Fund	175,969	377,830
Harbor Small Cap Growth Fund	299,626	302,104
Harbor Small Cap Growth Opportunities Fund	69,218	62,074
VALUE FUNDS
Harbor Large Cap Value Fund	$ 108,394	$ 24,717
Harbor Mid Cap Value Fund	131,834	117,236
Harbor Small Cap Value Fund	24,560	1,832
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor Capital Appreciation Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Government Money Market Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. During the term of the loan, the Funds will continue to receive interest, dividends, or other amounts, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at April 30, 2017 of equity securities loaned and related cash collateral for Harbor Capital Appreciation Fund was $342,503,000 and $355,234,000, respectively. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.73
Harbor Small Cap Value Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2018.
b	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets over $500 million through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
•	Harbor Large Cap Value Fund. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.93%, 1.05% and 0.63% for the Institutional
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Note 4—Fees and Other Transactions with Affiliates—Continued
Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period March 1, 2017 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.93%, 1.05% and 0.60% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional shares
Administrative Class	0.09% of the average daily net assets of all Administrative shares
Investor Class	0.21% of the average daily net assets of all Investor shares
Retirement Class	0.01% of the average daily net assets of all Retirement shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares, 0.20% for the Investor Class shares, and 0.03% for the Retirement Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
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Note 4—Fees and Other Transactions with Affiliates—Continued
Shareholders
On April 30, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	—	—	—	40,974	40,974	0.0%
Harbor Mid Cap Growth Fund	—	—	—	134,378	134,378	0.4
Harbor Small Cap Growth Fund	—	—	—	71,541	71,541	0.1
Harbor Small Cap Growth Opportunities Fund	—	—	—	34,280	34,280	0.2
VALUE FUNDS
Harbor Large Cap Value Fund	—	—	—	108,037	108,037	0.3
Harbor Mid Cap Value Fund	—	—	—	58,053	58,053	0.1
Harbor Small Cap Value Fund	—	—	—	31,696	31,696	0.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $362,000 for the six-month period ended April 30, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
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NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$16,215,814	$10,335,540	$(108,629)	$10,226,911
Harbor Mid Cap Growth Fund	294,400	60,204	(7,519)	52,685
Harbor Small Cap Growth Fund	546,539	140,182	(10,361)	129,821
Harbor Small Cap Growth Opportunities Fund*	202,294	50,393	(11,777)	38,616
VALUE FUNDS
Harbor Large Cap Value Fund	$ 431,457	$ 118,385	$ (4,806)	$ 113,579
Harbor Mid Cap Value Fund	830,700	168,284	(54,134)	114,150
Harbor Small Cap Value Fund*	514,056	435,097	(9,549)	425,548

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the Deutsche Bank and Niese actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs filed a petition seeking rehearing en banc before the appeals court.  On July 22, 2016, the appeals court denied the petition.  On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims.  The shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016.  The plaintiffs filed a reply in support of the petition on November 4, 2016.  The Supreme Court has not yet granted or denied the petition for certiorari.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.
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Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Lyondell Chemical Company
In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.
The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.
On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.
On July 30, 2014, the defendants filed a motion to dismiss these lawsuits.  The Bankruptcy Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015.  On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.
On November 18, 2015, the Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.
On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust action and remanded to the Bankruptcy Court for further proceedings. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.
On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune Deutsche Bank and Niese actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439,000 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
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Notes to Financial Statements—Continued

Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
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Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Capital Appreciation Fund
Institutional Class	0.65%
Actual		$3.44	$1,000	$1,134.50
Hypothetical (5% return)		3.26	1,000	1,021.49
Administrative Class	0.90%
Actual		$4.76	$1,000	$1,133.20
Hypothetical (5% return)		4.51	1,000	1,020.22
Investor Class	1.02%
Actual		$5.40	$1,000	$1,132.50
Hypothetical (5% return)		5.11	1,000	1,019.61
Retirement Class	0.59%
Actual		$3.13	$1,000	$1,135.00
Hypothetical (5% return)		2.96	1,000	1,021.80
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Mid Cap Growth Fund
Institutional Class	0.88%
Actual		$4.67	$1,000	$1,141.00
Hypothetical (5% return)		4.41	1,000	1,020.32
Administrative Class	1.13%
Actual		$5.99	$1,000	$1,140.30
Hypothetical (5% return)		5.66	1,000	1,019.05
Investor Class	1.25%
Actual		$6.63	$1,000	$1,140.00
Hypothetical (5% return)		6.26	1,000	1,018.44
Retirement Class	0.81%
Actual		$4.30	$1,000	$1,141.00
Hypothetical (5% return)		4.06	1,000	1,020.68
Harbor Small Cap Growth Fund
Institutional Class	0.85%
Actual		$4.58	$1,000	$1,170.40
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.91	$1,000	$1,169.50
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.56	$1,000	$1,168.30
Hypothetical (5% return)		6.11	1,000	1,018.59
Retirement Class	0.80%
Actual		$4.31	$1,000	$1,171.10
Hypothetical (5% return)		4.01	1,000	1,020.73
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.89%
Actual		$4.82	$1,000	$1,186.70
Hypothetical (5% return)		4.46	1,000	1,020.27
Administrative Class	1.14%
Actual		$6.17	$1,000	$1,184.00
Hypothetical (5% return)		5.71	1,000	1,019.00
Investor Class	1.26%
Actual		$6.82	$1,000	$1,183.80
Hypothetical (5% return)		6.31	1,000	1,018.39
Retirement Class	0.83%
Actual		$4.50	$1,000	$1,186.50
Hypothetical (5% return)		4.16	1,000	1,020.58
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.63	$1,000	$1,154.40
Hypothetical (5% return)		3.41	1,000	1,021.34
Administrative Class	0.93%
Actual		$4.96	$1,000	$1,153.20
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.60	$1,000	$1,151.60
Hypothetical (5% return)		5.26	1,000	1,019.46
Retirement Class	0.62%
Actual		$3.31	$1,000	$1,153.90
Hypothetical (5% return)		3.11	1,000	1,021.64
Harbor Mid Cap Value Fund
Institutional Class	0.84%
Actual		$4.49	$1,000	$1,151.80
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$5.82	$1,000	$1,150.40
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.45	$1,000	$1,149.80
Hypothetical (5% return)		6.06	1,000	1,018.65
Retirement Class	0.78%
Actual		$4.16	$1,000	$1,152.30
Hypothetical (5% return)		3.91	1,000	1,020.83
Harbor Small Cap Value Fund
Institutional Class	0.87%
Actual		$4.72	$1,000	$1,189.80
Hypothetical (5% return)		4.36	1,000	1,020.37
Administrative Class	1.12%
Actual		$6.07	$1,000	$1,188.40
Hypothetical (5% return)		5.61	1,000	1,019.10
Investor Class	1.24%
Actual		$6.73	$1,000	$1,187.50
Hypothetical (5% return)		6.21	1,000	1,018.49
Retirement Class	0.82%
Actual		$4.46	$1,000	$1,190.00
Hypothetical (5% return)		4.11	1,000	1,020.63

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 12, 13, and 14, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s Subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge, as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by each Subadviser, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
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ADVISORY AGREEMENT APPROVALS—Continued
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Capital Appreciation Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund at meetings of the Board of Trustees held in 2016. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class Investor Class, and Retirement Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Capital Appreciation Fund. The Trustees considered Harbor Capital Appreciation Fund (inception date December 29, 1987), and its Institutional Class performance in relation to its Broadridge universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2016, noting that the Fund had outperformed both its universe and group medians according to Broadridge data for the two-, three-, four- and five-year periods ended December 31, 2016 while underperforming both its universe and group medians for the one-year period ended December 31, 2016. The Fund’s one-, three- and five-year rolling returns as of December 31, 2016 ranked in the fourth, second, and second quartiles, respectively, according to Morningstar.
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ADVISORY AGREEMENT APPROVALS—Continued
The Trustees also considered that the Fund had underperformed its benchmark, the Russell 1000® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for both the year-to-date and trailing one-year periods.
The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $55.11 billion in assets in this asset class, out of a firm-wide total of approximately $159.78 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $24.75 billion, showed that the Fund’s contractual management fee was slightly above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Mid Cap Growth Fund. The Trustees considered Harbor Mid Cap Growth Fund (inception date November 1, 2000), noting that, according to the Broadridge report, the Fund’s Institutional Class had outperformed its Broadridge group and universe medians for the five-year period ended December 31, 2016 and underperformed its group and universe medians for the one-, two-, three- and four-year periods ended December 31, 2016. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns ranked in the fourth, third and second quartiles, respectively, as of December 31, 2016. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for both the year-to-date and trailing one-year periods.
The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $2.75 billion in assets in this asset class, out of a firm-wide total of approximately $979.2 billion in assets under management. The Trustees noted the significant experience of the Fund’s portfolio managers.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below both the group and universe medians. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Small Cap Growth Fund. The Trustees considered Harbor Small Cap Growth Fund (inception date November 1, 2000), noting that, according to the Broadridge report, the Fund’s Institutional Class performance exceeded its group median for the two-, three-, four- and five-year periods ended December 31, 2016 and its universe median for the three-, four- and five-year periods ended December 31, 2016. The Fund underperformed its group median for the one-year period ended December 31, 2016 and its universe median for the one- and two-year periods ended December 31, 2016. The Morningstar data presented ranked the Fund’s three- and five-year rolling returns as of December 31, 2016 in the second quartile and its one-year rolling return as of December 31, 2016 in the fourth quartile. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the ten-year period ended December 31, 2016 while underperforming the benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for the year-to-date period.
The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.75 billion in assets in this asset class, out of a firm-wide total of approximately $11.75 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $600 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
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Harbor Small Cap Growth Opportunities Fund. The Trustees considered Harbor Small Cap Growth Opportunities Fund (inception date February 1, 2014), noting that, according to the Broadridge report, the Fund’s Institutional Class performance underperformed both its group and universe medians for the one-year, two-year, and since inception periods ended December 31, 2016. The Morningstar data presented ranked the Fund’s one-year rolling returns as of December 31, 2016 in the third quartile. The Trustees also considered the fact that Harbor Small Cap Growth Opportunities Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one-year and since inception periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for both the year-to-date and trailing one-year periods.
The Trustees considered the expertise of the Fund’s subadviser, Elk Creek Partners, LLC (“Elk Creek”) in managing assets generally and in the small cap growth asset class specifically, noting that Elk Creek managed approximately $1.07 billion in assets in this asset class, out of a firm-wide total of approximately $1.54 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to forming Elk Creek.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $200 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Large Cap Value Fund. The Trustees considered Harbor Large Cap Value Fund (inception date December 29, 1987), noting the Fund’s Institutional Class outperformance relative to both its group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2016. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the period ended December 31, 2016. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the three-, five- and ten-year periods ended December 31, 2016, while underperforming its benchmark for the one-year period ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for both the year-to-date and trailing one-year periods. The Trustees noted that the Fund had changed subadvisers in May of 2012, engaging Aristotle Capital Management, LLC (“Aristotle”) to manage the Fund.
The Trustees considered the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $9.49 billion in assets in the value equity strategy used for the Fund, out of a firm-wide total of approximately $11.09 billion in assets under management. The Trustees also discussed the significant experience of the Fund’s portfolio manager, including his experience prior to joining Aristotle.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $400 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Mid Cap Value Fund. The Trustees considered Harbor Mid Cap Value Fund (inception date March 1, 2002), noting the Fund’s Institutional Class performance was above its Broadridge group median for the three-, four- and five-year periods ended December 31, 2016 and below the group median for the one- and two-year periods ended December 31, 2016. The Fund’s performance was above its Broadridge universe median for the one-, two-, three-, four- and five-year periods ended December 31, 2016. The Morningstar data presented showed that the Fund’s three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2016 while the Fund’s one-year rolling returns ranked in the second quartile for the period ended December 31, 2016. The Trustees considered the fact that the Fund had outperformed its benchmark, the Russell Midcap® Value Index, for the five- and ten-year periods ended December 31, 2016, but underperformed its benchmark index for the one- and three-year periods ended December 31, 2016.
The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.88 billion in assets in this asset class, out of a firm-wide total of approximately $97.04 billion in assets under management. The Trustees reviewed the expertise of the Fund’s portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.
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ADVISORY AGREEMENT APPROVALS—Continued
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $825 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below its universe median expense ratio and at the group median expense ratio. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Small Cap Value Fund. The Trustees considered Harbor Small Cap Value Fund (inception date December 14, 2001), noting the Fund’s outperformance relative to its Broadridge group median for the two- and three-year periods ended December 31, 2016, underperformance relative to its group median for the one- and five-year periods ended December 31, 2016, and its performance at the group median for the four-year period ended December 31, 2016. The Fund outperformed relative to its Broadridge universe median for the three-, four- and five-year periods ended December 31, 2016, underperformed relative to its universe median for the one-year period ended December 31, 2016, and performed at the group median for the two-year period ended December 31, 2016. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns ranked in the third, first and second quartiles, respectively, for the periods ended December 31, 2016. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the three- and ten-year periods ended December 31, 2016 and underperformed its benchmark for the one- and five-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for the year-to-date period and was outperforming the peer group median for the trailing one-year period.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3.43 billion in assets in this asset class out of $19.61 billion firm wide total. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $775 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As
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ADVISORY AGREEMENT APPROVALS—Continued
noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
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This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
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Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofAMerrill Lynch U.S. High Yield Index—The BofAMerrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Benchmark Descriptions—Continued
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
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Financial Terms—Continued
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
103

Glossary—Continued

Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
104

Notes

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees, Advisory Board Members & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Joseph L. Dowling, III
Advisory Board Member
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer,
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.DE.0417

Semi-Annual Report
April 30, 2017
International & Global  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	HAINX	HRINX	HIINX	HNINX
Harbor Diversified International All Cap Fund	HAIDX	HRIDX	HIIDX	HNIDX
Harbor International Growth Fund	HAIGX	HRIGX	HIIGX	HNGFX
Harbor International Small Cap Fund	HAISX	HRISX	HIISX	HNISX
Harbor Global Leaders Fund (formerly known as Harbor Global Growth Fund)	HGGAX	HRGAX	HGGIX	HNGIX
Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX	HNEMX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds
Semi-Annual Report Overview (Unaudited)

The Funds' first half of the fiscal year ended April 30, 2017. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2017
HARBOR INTERNATIONAL & GLOBAL FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	10.73%	10.59%	10.51%	10.75%
Harbor Diversified International All Cap Fund	11.09	10.92	10.90	11.04
Harbor International Growth Fund	9.30	9.18	9.08	9.36
Harbor International Small Cap Fund	13.02	12.88	12.83	13.09
Harbor Global Leaders Fund	11.78	11.67	11.56	11.83
Harbor Emerging Markets Equity Fund	11.29	11.04	10.98	11.24

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2017
MSCI EAFE (ND) (foreign stocks)	11.47%
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	10.37
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	12.57
MSCI All Country World (ND) (global equity)	11.76
MSCI Emerging Markets (ND) (emerging market stocks)	8.88
1

Harbor International & Global Funds
Semi-Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
INTERNATIONAL AND GLOBAL FUNDS	2013*	2014*	2015*	2016*	2017 [a]
Harbor International Fund
Institutional Class	0.74%	0.73%	0.74%	0.77%	0.80%	0.96%
Administrative Class	0.99	0.98	0.99	1.02	1.05	1.36
Investor Class	1.11	1.10	1.11	1.14	1.17	1.36
Retirement Class	N/A	N/A	N/A	0.72 [b]	0.74	0.88
Harbor Diversified International All Cap Fund
Institutional Class	N/A	N/A	N/A	0.85% [c]	0.85%	0.96%
Administrative Class	N/A	N/A	N/A	1.10 [c]	1.10	1.36
Investor Class	N/A	N/A	N/A	1.22 [c]	1.22	1.36
Retirement Class	N/A	N/A	N/A	0.80 [b]	0.78	0.88
Harbor International Growth Fund
Institutional Class	0.89%	0.85%	0.85%	0.85%	0.85%	0.96%
Administrative Class	1.14	1.10	1.10	1.10	1.10	1.32
Investor Class	1.26	1.22	1.22	1.22	1.22	1.36
Retirement Class	N/A	N/A	N/A	0.80 [b]	0.78	0.91
Harbor International Small Cap Fund
Institutional Class	N/A	N/A	N/A	0.95% [d]	0.95%	1.24%
Administrative Class	N/A	N/A	N/A	1.20 [d]	1.20	1.56
Investor Class	N/A	N/A	N/A	1.32 [d]	1.32	1.59
Retirement Class	N/A	N/A	N/A	0.90 [d]	0.89	1.21
Harbor Global Leaders Fund
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%	0.97%
Administrative Class	1.15	1.15	1.15	1.15	1.15	1.27
Investor Class	1.27	1.27	1.27	1.27	1.27	1.33
Retirement Class	N/A	N/A	N/A	0.85 [b]	0.84	0.91
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	1.25%	1.17%	1.15%	1.15%	1.25%
Administrative Class	N/A	1.50	1.43	1.40	1.40	1.63
Investor Class	N/A	1.62	1.55	1.52	1.52	1.63
Retirement Class	N/A	N/A	N/A	1.10 [b]	1.09	1.21

*	Audited
1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2017 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	Unaudited annualized figures for the six-month period ended April 30, 2017
b	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016
c	Annualized figures for the period November 2, 2015 (inception) through October 31, 2016
d	Annualized figures for the period February 1, 2016 (inception) through October 31, 2016
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
International equities had double digit returns in the aggregate in the fiscal half year ended April 30, 2017. The MSCI All Country World Ex U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 10.37%.
The U.S. elections brought the hope of increased infrastructure spending, possibly lower tax rates and reduced regulation, sparking investor optimism world-wide. Strong European equity returns led international equities while Japanese equity returns lagged. Emerging markets had a strong single digit return as improved economic growth, increasing earnings expectations and strengthening currencies contributed to the solid fiscal first half results.
A world-wide mix of modest economic growth, generally decent corporate earnings and investor confidence all contributed to a fiscal six months of solid global equity increases. The MSCI World (ND) Index, a measure of the global equity markets, had a return of 12.12%.
Comments by the portfolio managers of each Harbor international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2017
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	11.47%	11.29%	6.78%	0.87%	4.81%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	12.57	13.14	10.22	3.09	N/A
MSCI World (ND) (global stocks)	12.12	14.65	9.94	3.92	6.67
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	10.37	12.59	5.14	1.12	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	8.88	19.13	1.49	2.47	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	13.83%	18.58%	13.57%	7.23%	9.76%
S&P 500 (large cap stocks)	13.32	17.92	13.68	7.15	9.74
Russell Midcap® (mid cap stocks)	12.94	16.70	13.34	7.62	11.17
Russell 2000® (small cap stocks)	18.37	25.63	12.95	7.05	9.06
Russell 3000® Growth (growth stocks)	15.47	19.83	13.79	8.80	9.15
Russell 3000® Value (value stocks)	12.18	17.33	13.29	5.56	10.01
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-0.76%	-1.32%	-9.74%	-6.47%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	4.86%	11.27%	6.86%	6.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67	0.83	2.27	4.30	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.19	1.73	0.69	4.22	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.23	0.40	0.15	0.65	3.45
Harbor Global Leaders Fund
Effective March 1, 2017, the Harbor Funds Board of Trustees appointed Sands Capital Management, LLC (“Sands Capital”) as subadviser to Harbor Global Growth Fund. Concurrently, the trustees approved a change in the name of the fund to the Harbor Global Leaders Fund. We welcome Sands Capital and Sunil Thakor, the portfolio manager of the fund, to Harbor Funds. The Harbor Global Leaders Fund will continue to invest in global equities with the emphasis on companies which are believed to be the established leaders in their products and services.
Invest for the Long-Term
As this letter was being finalized in mid-June 2017, the U.S. Federal Reserve (Fed) once again raised the federal funds rate, a measure of short-term rates, to a range of 1% to 1.25%. It was the third rate increase in fiscal 2017. The Fed also indicated that, assuming the economy continues to perform as expected, they would begin later in 2017 reducing very slowly their large inventory of bonds purchased during the financial crisis.
The actions of the Fed indicate the economy continues to improve and the Fed believes it is appropriate for interest rates to return to more normal (higher) levels. While the actions of the Fed should help short-term and long-term interest rates return to more normal levels, no one is able to predict when such rate increases will occur, especially for longer-term rates.
So how should investors respond to the actions of the Fed? We believe long-term investors probably need to make few, if any, changes. Interest rates move in the opposite direction of bond prices. Higher interest rates mean lower prices for existing bonds. Over time, the higher interest rates should make up for any decline in the price of existing bonds.
3

No one can predict stock prices or bond prices with certainty. We encourage all investors to have a diversified portfolio of stocks, bonds and cash in an allocation consistent with their long-term financial objectives and comfort with risk. We also encourage investors to rebalance periodically to keep the allocation consistent with their long-term financial goals. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
June 15, 2017

David G. Van Hooser
Chairman
4

Harbor International Fund
Managers' Commentary (Unaudited)

Subadviser
Northern Cross, LLC
125 Summer Street
Suite 1410
Boston, MA 02110
Portfolio Managers
Howard Appleby, CFA
Since 2009
Jean-Francois Ducrest
Since 2009
James LaTorre, CFA
Since 2009
Northern Cross, LLC has subadvised the Fund since 2009.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
Shares of companies based in developed overseas markets generally posted positive results for the first half of fiscal year 2017, with the MSCI EAFE (ND) Index gaining 11.47% for the six-months ended April 30, 2017. (All international and global returns are in U.S. Dollars.)
Foreign developed-market equities generally saw strong performance in the period as optimism for an improving global economy grew. Early in the period, the U.S. presidential election of Donald Trump substantially impacted world stock, bond and currency markets. Markets reacted positively to anticipated fiscal stimulus from proposed infrastructure spending and lower corporate and individual tax rates along with potential deregulation across many industries. Later in the period, solid corporate earnings growth and improving economic data in Europe, Japan and the U.S. kept the rally going. In April, after centrist Emmanuel Macron received the most votes in the first round of the French presidential election, European stocks rose sharply and other developed-market stocks followed suit. Macron’s pro-European Union stance reassured investors worried about economic and political risks from a possible French exit favored by Marine LePen, also a candidate for president of France.
For U.S.-based investors, the performance of international equities was hindered by the U.S. Dollar’s significant strengthening in the first half of the six-month reporting period versus most major currencies, which had a negative impact on the returns of the MSCI EAFE (ND) Index. The U.S. Dollar began to weaken in the latter half of the period.
In this environment, sector performance within the Fund’s benchmark was divergent for the period. Financials, Industrials and Information Technology outpaced their sector peers. While all sectors in the benchmark had positive performance for the six-month period, Telecommunication Services and Utilities were the weakest performers. Those two sectors declined as global yields rose. From a country perspective, European countries such as Austria, Sweden and France were a few of the better performing countries during the period, while Israel struggled, posting a negative return for the period.
PERFORMANCE
Harbor International Fund returned 10.73% (Institutional Class), 10.59% (Administrative Class), 10.51% (Investor Class) and 10.75% (Retirement Class) for the fiscal first half, underperforming the 11.47% return of its benchmark, the MSCI EAFE (ND) Index.
Stock selection, especially in the Financials, Consumer Staples and Energy sectors, weighed on relative results overall. Sector positioning was modestly positive, driven by lack of investment in Telecommunication Services and Utilities. On a regional basis, country allocation added relative value, particularly a substantial underweight to Japan and significant overweights to non-Index countries China and the United States. While stock selection in Japan and Sweden contributed to relative returns, those positive effects were more than offset by negative selection in the U.S., France and China.
In Financials, stock selection and an underweight to the benchmark’s best performing sector held back relative results. In addition, an underweight allocation to European banks overall weighed on relative results as those stocks performed well during the period. Major detractors from relative returns in other sectors included Schlumberger in Energy, Las Vegas Sands in Consumer Discretionary and Japan Tobacco in Consumer Staples.
5

Harbor International Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Las Vegas Sands Corp.	6.0%
Schlumberger Ltd.	3.2%
Wynn Resorts Ltd.	2.9%
Bayer AG	2.8%
Shire plc	2.8%
FANUC Corp.	2.4%
Heineken NV	2.3%
Vivendi SA	2.3%
Alibaba Group Holding Ltd. ADR	2.2%
Novartis AG	2.2%
Stock selection in Consumer Discretionary had a positive effect on relative returns, largely due to Wynn Resorts. The company, which derives a large majority of its revenue from its Macau operations, rose on strong mass-market visitation and positive comments on recent VIP segment strength. Luxury watch and jewelry maker Richemont also added relative value in Consumer Discretionary. The stock rose as the outlook for the Chinese market improved. Contributors to relative performance from other sectors included Industrials holding Atlas Copco, Lloyds Banking Group in Financials and recent addition Bayer in Materials.
OUTLOOK & STRATEGY
We believe the election of Donald Trump, though it introduces significant uncertainty, may be positive for the U.S. and therefore for the global economy as fiscal and budgetary stimuli may revive growth. At the same time, Europe experienced an uptick in short-term indicators that provides the basis for a slightly more optimistic view as we look to the second half of the fiscal year.
We focus on finding companies with long-term catalysts, a process that we believe leads to consistency and sustainability of individual stock performance. We believe that thorough and patient due diligence allows us to truly understand companies and industries, using fundamental research to invest in companies that we believe will deliver long-term profit-margin expansion. In a slow-growth, global environment, we believe that companies displaying significant entry barriers will deliver superior margins and returns.
We focus on the Fund’s investments in global franchises that can or do dominate an existing idea, and should in our view be able to demonstrate pricing power despite slow macroeconomic growth. In addition, many of these companies have well-established positions in major developing economies. While the gap between growth in emerging markets and the developed world is not as wide as it once was, we believe there is room for growth in selected markets and, through investing in multinational firms with exposure to and opportunity in those markets, we believe the Fund will benefit with potentially less volatility.

This report contains the current opinions of Northern Cross, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor International Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011
Cusip	411511306
Ticker	HAINX
Inception Date	12/29/1987
Net Expense Ratio	0.80% [a,b]
Total Net Assets (000s)	$31,117,882

ADMINISTRATIVE CLASS

Fund #	2211
Cusip	411511652
Ticker	HRINX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [a,b]
Total Net Assets (000s)	$449,990

INVESTOR CLASS

Fund #	2411
Cusip	411511645
Ticker	HIINX
Inception Date	11/01/2002
Net Expense Ratio	1.17% [a,b]
Total Net Assets (000s)	$2,011,700

RETIREMENT CLASS

Fund #	2511
Cusip	411512445
Ticker	HNINX
Inception Date	03/01/2016
Net Expense Ratio	0.74% [a,b]
Total Net Assets (000s)	$1,316,666

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	19	24
Weighted Average Market Cap (MM)	$64,397	$57,367
Price/Earning Ratio (P/E)	26.4x	21.4x
Price/Book Ratio (P/B)	2.9x	2.2x
Beta vs. MSCI EAFE (ND) Index	1.01	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	7% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects a contractual management fee waiver effective through February 28, 2018
c	Unannualized
7

Harbor International Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor International Fund
Institutional Class	10.73%	9.53%	4.68%	2.41%	12/29/1987	$63,465
Administrative Class	10.59	9.26	4.42	2.16	11/01/2002	61,892
Investor Class	10.51	9.12	4.29	2.03	11/01/2002	61,152
Retirement Class[1]	10.75	9.59	4.69	2.42	03/01/2016	63,499
Comparative Index
MSCI EAFE (ND)	11.47%	11.29%	6.78%	0.87%	—	$54,510
As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Net) and 0.80% (Gross) (Institutional Class); 1.04% (Net) and 1.05% (Gross) (Administrative Class); 1.16% (Net) and 1.17% (Gross) (Investor Class); and 0.71% (Net) and 0.72% (Gross) (Retirement Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor International Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 3.7%)
COMMON STOCKS—95.9%
Shares		Value
AEROSPACE & DEFENSE—1.8%
61,448,029	Rolls-Royce Holdings plc (UK)*	$ 645,911
AUTO COMPONENTS—2.0%
5,377,139	Cie Generale des Etablissements Michelin (FR)	703,335
BANKS—7.4%
73,978,553	Banco Bilbao Vizcaya Argentaria SA (SP)	592,688
13,262,775	Bancolombia SA ADR (COL)[1]	523,747
4,611,164	Erste Group Bank AG (AUT)	165,097
693,139,325	Lloyds Banking Group plc (UK)	622,803
70,989,570	Standard Chartered plc (UK)*	663,426
		2,567,761
BEVERAGES—8.1%
8,884,300	AmBev SA (BR)	51,111
9,040,904	AmBev SA ADR (BR)[1]	51,804
5,986,680	Anheuser-Busch InBev SA (BEL)[2]	675,120
2,931,000	Becle SAB de CV (MEX)*	4,904
20,718,534	Diageo plc (UK)	603,058
8,846,446	Heineken NV (NET)	789,043
5,302,472	Pernod Ricard SA (FR)	663,613
		2,838,653
BIOTECHNOLOGY—2.8%
16,790,683	Shire plc (UK)	989,957
CAPITAL MARKETS—2.1%
1,816,727	Deutsche Boerse AG (GER)	177,820
32,986,743	UBS Group AG (SWS)*	563,111
		740,931
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—4.2%
7,863,743	Bayer AG (GER)	$ 973,005
2,685,430	Linde AG (GER)	482,541
		1,455,546
CONSTRUCTION MATERIALS—2.6%
85,152,553	Cementos Argos SA (COL)	344,431
24,408,254	Grupo Argos SA (COL)	169,248
7,026,693	LafargeHolcim Ltd. (SWS)*	398,473
		912,152
DIVERSIFIED FINANCIAL SERVICES—2.1%
14,939,899	Grupo Aval Acciones y Valores SA ADR (COL)[1]	119,220
20,169,521	Grupo de Inversiones Suramericana SA (COL)	266,688
7,333,159	Investor AB (SW)	335,062
		720,970
ELECTRICAL EQUIPMENT—1.6%
6,834,071	Schneider Electric SE (FR)	541,297
ENERGY EQUIPMENT & SERVICES—3.2%
15,396,363	Schlumberger Ltd. (US)	1,117,622
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.8%
25,237,393	British Land Co. plc (UK)	214,597
61,781,800	Fibra Uno Administracion SA de CV (MEX)	107,678
12,707,263	Great Portland Estates plc (UK)	113,858
16,326,587	Land Securities Group plc (UK)	233,824
2,645,515	Unibail-Rodamco SE (FR)	649,584
		1,319,541
FOOD PRODUCTS—1.6%
7,429,866	Nestlé SA (SWS)	572,252
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
5,599,687	Essilor International SA (FR)	725,680
9,667,500	Hoya Corp. (JP)	462,037
8,547,400	Olympus Corp. (JP)	329,569
		1,517,286
HEALTH CARE PROVIDERS & SERVICES—1.3%
5,568,531	Fresenius SE & Co. KGaA (GER)	451,776
HOTELS, RESTAURANTS & LEISURE—9.0%
35,508,415	Las Vegas Sands Corp. (US)	2,094,641
10,794,000	MGM China Holdings Ltd. (CHN)	24,554
8,323,953	Wynn Resorts Ltd. (US)	1,023,930
		3,143,125
HOUSEHOLD PRODUCTS—2.0%
7,637,149	Reckitt Benckiser Group plc (UK)	703,667
INSURANCE—5.4%
3,025,306	Allianz SE (GER)	575,950
21,426,818	AXA SA (FR)[2]	571,670
17,699,400	Tokio Marine Holdings Inc. (JP)	746,270
		1,893,890
INTERNET SOFTWARE & SERVICES—2.2%
6,597,215	Alibaba Group Holding Ltd. ADR (CHN)*,1	761,978
MACHINERY—5.8%
19,158,506	Atlas Copco AB Class A (SW)	715,667
4,052,900	FANUC Corp. (JP)	825,154

9

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
894,200	SMC Corp. (JP)	$ 252,043
8,932,803	Weir Group plc (UK)	230,156
		2,023,020
MEDIA—6.2%
7,635,500	Dentsu Inc. (JP)	431,002
10,553,267	Grupo Televisa SAB ADR (MEX)[1]	256,444
6,022,749	JCDecaux SA (FR)	212,600
6,394,544	Liberty Global plc Class A (UK)*	226,495
5,752,416	Liberty Global plc Class C (UK)*	199,091
613,267	Liberty Global plc LiLAC Class A (UK)*	13,167
725,393	Liberty Global plc LiLAC Class C (UK)*	15,843
40,244,521	Vivendi SA (FR)[2]	798,258
		2,152,900
METALS & MINING—0.4%
7,697,296	Barrick Gold Corp. (CAN)	128,699
OIL, GAS & CONSUMABLE FUELS—0.5%
11,001,137	Statoil ASA (NOR)	181,176
PERSONAL PRODUCTS—1.8%
3,082,733	L'Oreal SA (FR)[2]	613,925
PHARMACEUTICALS—7.7%
25,351,933	Indivior plc (UK)*	110,040
10,041,132	Novartis AG (SWS)	773,017
19,226,059	Novo Nordisk AS (DEN)	748,602
2,260,141	Roche Holding AG (SWS)	591,398
14,883,743	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	470,029
		2,693,086
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
4,194,879	ASML Holding NV (NET)	554,686
SOFTWARE—1.6%
5,522,178	SAP SE (GER)	553,134
TEXTILES, APPAREL & LUXURY GOODS—1.7%
6,330,920	Cie Financiere Richemont SA (SWS)	529,002
128,131	Hermes International (FR)	61,256
		590,258
TOBACCO—1.1%
11,932,200	Japan Tobacco Inc. (JP)	397,053
TOTAL COMMON STOCKS
(Cost $24,400,095)		33,485,587

PREFERRED STOCKS—0.4%
AEROSPACE & DEFENSE—0.0%
4,433,051,211	Rolls-Royce Holdings plc (UK)*	5,742 [x]
PREFERRED STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—0.2%
12,401,019	Grupo Argos SA (COL)	$ 80,510
DIVERSIFIED FINANCIAL SERVICES—0.2%
4,581,621	Grupo de Inversiones Suramericana SA (COL)	58,648
TOTAL PREFERRED STOCKS
(Cost $137,894)		144,900

SHORT-TERM INVESTMENTS—7.6%
Principal Amount
COMMERCIAL PAPER—2.1%
	Exxon Mobil Corp.
$100,000	0.780%—05/04/2017	100,000
100,000	0.790%—05/03/2017	100,000
50,000	0.800%—05/02/2017	50,000
30,000	0.810%—05/04/2017	30,000
		280,000
	General Electric Co.
450,000	0.800%—05/01/2017-05/02/2017	450,000
		730,000
REPURCHASE AGREEMENTS—0.2%
79,314	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $80,900)	79,314
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—5.3%
1,828,035,587	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.740%)[3]	1,828,036
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,637,350)		2,637,350
TOTAL INVESTMENTS—103.9%
(Cost $27,175,339)		36,267,837
CASH AND OTHER ASSETS, LESS LIABILITIES—(3.9)%		(1,371,599)
TOTAL NET ASSETS—100.0%		$34,896,238

RIGHTS/WARRANTS OPEN AT APRIL 30, 2017
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Genting Bhd	30,633,782	MYR$ 7.96	12/18/2018	$ 14,434	$12,561

10

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ 454,596	$22,071,135	$ —	$22,525,731
Latin America	1,895,275	—	—	1,895,275
Middle East/Central Asia	470,029	—	—	470,029
North America	4,364,892	—	—	4,364,892
Pacific Basin	761,978	3,467,682	—	4,229,660
Preferred Stocks
Europe	—	—	5,742	5,742
Latin America	139,158	—	—	139,158
Short-Term Investments
Commercial Paper	—	730,000	—	730,000
Repurchase Agreements	—	79,314	—	79,314
Investment Company-Securities Lending Investment Fund	1,828,036	—	—	1,828,036
Total Investments in Securities	$9,913,964	$26,348,131	$5,742	$36,267,837
Financial Derivative Instruments - Assets
Rights/Warrants	$ 12,561	$ —	$ —	$ 12,561
Total Investments	$9,926,525	26,348,131	$5,742	$36,280,398
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Preferred Stocks	$4,508	$5,697	$(4,521)	$—	$—	$58	$—	$—	$5,742
Of the Level 2 investments presented above, certain Common Stocks valued at $675,120,000 were categorized in Level 1 at October 31, 2016. Transfers from Level 1 to Level 2 were a result of exchage traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$5,742	Market Approach	Pre-Traded Price	£ 0.001
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the fund because the Fund owned more than 5% of the outstanding voting securities of the company during the six months ended April 30, 2017. Transactions during the period in securities of these companies were as follows:
Security Name	Purchases (000s)	Sales (000s)	Value (000s)	Net Dividend Income (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)
Wynn Resorts Ltd. (US)	$ –	$6,649	$1,023,930	$5,368	$(12,271)	$265,977
Cementos Argos SA (COL)	24,166	–	344,431	2,910	–	6,264
	$24,166	$6,649	$1,368,361	$8,278	$(12,271)	$272,241
11

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of April 30, 2017.
3	Represents the investment of collateral received from securities lending activities.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.
The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2017 (000s)
	Preferred Stocks	$45
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price discount which is a Level 3 input.
£	British Pound
MYR$	Malaysian Ringgit
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Diversified International All Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
William J. Arah
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
Michael Godfrey
Since 2015
David Cull
Since 2015
Robert Anstey
Since 2015
Simon Somerville
Since 2016
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Non-U.S. equity markets rallied over the six-month period ended April 30, 2017, with the MSCI All Country World Ex. U.S. Index (ND) returning 10.37% (all international and global returns are in U.S. Dollars). European markets, which constituted 43.76% of the Index on average over the period, led the broad rally (returning 14.52% during the period), while Japan’s export-oriented equity market lagged the overall Index due to a weaker Japanese Yen. In our view, broadly speaking, the U.S. Presidential election result and subsequent exuberance relating to potential reflationary policies involving higher infrastructure spending and lower taxes drove a fair amount of the market’s positive momentum. In addition, more tangible factors such as positive Q1 2017 earnings results in Europe, supply-side reforms in China and supportive economic data across several markets added to the euphoria across global equity markets. Volatility across major global currencies remained elevated during the six-month period, with the British Pound Sterling reversing course following the Brexit referendum result and appreciating 5.97% against the U.S. Dollar. Meanwhile, the Japanese Yen fell 5.73% against the U.S. Dollar during the six-month period.
Performance
Harbor Diversified International All Cap Fund outperformed the MSCI All Country World Ex. U.S. Index (ND) over the six-month period, with a positive contribution from stock selection and regional allocation only partially offset by the negative influence due to currency exposure. The Fund returned 11.09% (Institutional Class), 10.92% (Administrative Class), 10.90% (Investor Class) and 11.04% (Retirement Class). More specifically, stock selection within emerging markets was the largest positive contributing factor to relative performance over the period. The Fund’s underweight exposure to emerging markets relative to the Index and stock selection within Europe (particularly the U.K.) also contributed positively to relative performance. Conversely, the Fund’s overweight exposure to the weaker Japanese Yen exerted a negative influence on relative returns over the six-month period. The Fund’s residual cash remained a notable detractor from previous reporting periods during this six-month reporting period as the Fund continued to experience some substantial flow activity relative to the overall size of the Fund.
From a sector standpoint, the Fund’s aggregate overweight to the outperforming Industrials sector and stock selection within both the Consumer Staples and Materials sectors were all positive contributors. Conversely, the Fund’s aggregate underweight to the outperforming Financials sector and stock selection within that sector contributed negatively during the six-month period. This was primarily due to not owning some of the larger European banks, such as Deutsche Bank, nor the Australian banks (such as Australia and New Zealand Bank and Westpac Banking Corporation).
Within the context of the above performance attribution highlights over the six-month period, and particularly in light of our belief that the market’s momentum was largely driven by the perception of what could happen rather than reality, the Fund’s turnover remained low (with an implied average holding period of over 7 years) and consistent with the long-term supply-side, bottom-up orientation of the investment philosophy and process that we employed. Furthermore, stock selection remained the largest positive contributor to the Fund’s relative performance.
Outlook & Strategy
We believe that accommodative monetary policy and access to cheap credit (in addition to the shorter-term events highlighted above) continues to propel equity markets broadly, with limited regard to underlying fundamentals and even less regard to the legitimacy of forecasted expectations and the degree to which they are being properly discounted. We also believe that this is likely to continue so long as those policies remain in place. Nevertheless, rather

13

Harbor Diversified International All Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Nippon Telegraph & Telephone Corp.	1.1%
Samsung Electronics Co. Ltd.	0.9%
Vestas Wind Systems AS	0.9%
Canadian Natural Resources Ltd.	0.8%
Compass Group plc	0.8%
Intertek Group plc	0.8%
Kirin Holdings Co. Ltd.	0.8%
Reckitt Benckiser Group plc	0.8%
Sampo OYJ	0.8%
West Japan Railway Co.	0.8%
than attempt to predict macro geopolitical and economic forces and their influence on market conditions, we remain focused on bottom-up stock selection with an aim to invest in businesses where we believe the capital cycle dynamics and capital allocation decisions by management remain favorable or are improving.

This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
14

Harbor Diversified International All Cap Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2038
Cusip	411512593
Ticker	HAIDX
Inception Date	11/02/2015
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$176,829

ADMINISTRATIVE CLASS

Fund #	2238
Cusip	411512585
Ticker	HRIDX
Inception Date	11/02/2015
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$273

INVESTOR CLASS

Fund #	2438
Cusip	411512577
Ticker	HIIDX
Inception Date	11/02/2015
Net Expense Ratio	1.22% [a,b]
Total Net Assets (000s)	$4,523

RETIREMENT CLASS

Fund #	2538
Cusip	411512437
Ticker	HNIDX
Inception Date	03/01/2016
Net Expense Ratio	0.78% [a,b]
Total Net Assets (000s)	$9,355

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	39	47
Weighted Average Market Cap (MM)	$32,072	$58,719
Price/Earning Ratio (P/E)	21.3x	20.7x
Price/Book Ratio (P/B)	2.4x	2.2x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.82	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	39% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
c	Unannualized
15

Harbor Diversified International All Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor Diversified International All Cap Fund
Institutional Class	11.09%	11.77%	N/A	5.68%	11/02/2015	$54,296
Administrative Class	10.92	11.50	N/A	5.40	11/02/2015	54,083
Investor Class	10.90	11.47	N/A	5.30	11/02/2015	54,006
Retirement Class[1]	11.04	11.84	N/A	5.64	03/01/2016	54,272
Comparative Index
MSCI All Country World Ex. U.S. (ND)	10.37%	12.59%	N/A	6.99%	—	$55,311
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.23% (Gross) (Institutional Class); 1.10% (Net) and 1.48% (Gross) (Administrative Class); 1.22% (Net) and 1.60% (Gross) (Investor Class); and 0.77% (Net) and 1.15% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
16

Harbor Diversified International All Cap Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 6.8%)
COMMON STOCKS—92.0%
Shares		Value
AEROSPACE & DEFENSE—1.7%
9,327	Airbus SE (FR)	$ 755
97,048	BAE Systems plc (UK)	788
35,527	Embraer SA (BR)*	172
COMMON STOCKS—Continued
Shares		Value
AEROSPACE & DEFENSE—Continued
57,379	Rolls-Royce Holdings plc (UK)*	$ 603
3,332	Thales SA (FR)	350
20,568	Zodiac Aerospace (FR)	499
		3,167
AIR FREIGHT & LOGISTICS—0.4%
4,921	Oesterreichische Post AG (AUT)	209
23,900	Yamato Holdings Co. Ltd. (JP)	516
		725
AIRLINES—0.4%
41,378	Air France-KLM (FR)*	348
16,759	EasyJet plc (UK)	253
3,300	Japan Airlines Co. Ltd. (JP)	104
		705
AUTO COMPONENTS—0.4%
1,800	Bridgestone Corp. (JP)	75
8,230	Nokian Renkaat OYJ (FIN)	354
20,100	Sumitomo Electric Industries Ltd. (JP)	328
500	Toyota Industries Corp. (JP)	25
		782
AUTOMOBILES—1.6%
7,652	Bayerische Motoren Werke AG (GER)	731
4,149	Hyundai Motor Co. (S. KOR)	525
15,800	Nissan Motor Co. Ltd. (JP)	150
277,549	Piaggio & C. SpA (IT)	575
4,300	Subaru Corp. (JP)	163
17,200	Toyota Motor Corp. (JP)	931
		3,075
BANKS—8.4%
24,681	Alpha Bank AE (GRC)*	53
28,560	Axis Bank Ltd. (IND)	226
8,315	Banco Santander SA (SP)	54
11,430	Bancolombia SA ADR (COL)[1]	451
109,000	Bangkok Bank PCL (THA)	565
2,587,534	Bank of Ireland (IE)*	651
1,444	Bank Pekao SA (POL)	52
267,173	Barclays plc (UK)	732
7,588	BGEO Group plc (UK)	353
13,372	BNP Paribas SA (FR)	944
3,811	Danske Bank AS (DEN)	139
9,175	DBS Group Holdings Ltd. (SGP)	127
15,446	DNB ASA (NOR)	241
254,900	Equity Group Holdings Ltd./(KEN)	83
18,000	Fukuoka Financial Group Inc. (JP)	82
19,497	Hana Financial Group Inc. (S. KOR)	670
77,827	HSBC Holdings plc (HK)	641
43,258	Intesa Sanpaolo SpA (IT)	126
3,138	Itausa - Investimentos Itau SA (BR)*	10
38,700	Kasikornbank PCL (THA)	207
3,084	Komercni Banka AS (CZ)	119
874,593	Lloyds Banking Group plc (UK)	786
32,200	Mitsubishi UFJ Financial Group Inc. (JP)	204
428,900	Mizuho Financial Group Inc. (JP)	784
26,419	Nordea Bank AB (SW)	325
164,600	Resona Holdings Inc. (JP)	915
32,316	Sberbank of Russia PJSC ADR (RUS)[1]	384
23,779	Shinhan Financial Group Co. Ltd. (S. KOR)	993
41,449	Standard Bank Group Ltd. (S. AFR)	460
54,694	Standard Chartered plc (UK)*	511

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
29,600	Sumitomo Mitsui Financial Group Inc. (JP)	$ 1,099
15,200	Sumitomo Mitsui Trust Holdings Inc. (JP)	521
68,172	Svenska Handelsbanken AB (SW)	967
241,779	Turkiye Garanti Bankasi AS (TUR)	653
50,297	Unicredit SpA (IT)*	819
7,432	United Overseas Bank Ltd. (SGP)	116
		16,063
BEVERAGES—3.8%
9,483	Anheuser-Busch InBev SA (BEL)	1,069
4,699	Carlsberg AS (DEN)	469
208,666	China Resources Beer Holdings Co. Ltd. (CHN)	502
43,544	Cia Cervecerias Unidas SA (CL)	561
68,475	Coca-Cola Amatil Ltd. (AUS)	480
10,523	Davide Campari-Milano SpA (IT)	124
32,006	Diageo plc (UK)	932
11,653	Heineken NV (NET)	1,039
4,383	Hite Jinro Co. Ltd. (S. KOR)	81
80,000	Kirin Holdings Co. Ltd. (JP)	1,557
2,800	Suntory Beverage & Food Ltd. (JP)	126
62,000	Tsingtao Brewery Co. Ltd. (CHN)	279
		7,219
BUILDING PRODUCTS—1.9%
67,483	Assa Abloy AB Class B (SW)	1,461
3,136	Geberit AG (SWS)	1,428
30,900	LIXIL Group Corp. (JP)	772
		3,661
CAPITAL MARKETS—2.6%
78,921	3i Group plc (UK)	811
31,305	Brookfield Asset Management Inc. (CAN)	1,157
49,237	BTG Pactual Group (BR)*	288
4,847	Close Brothers Group plc (UK)	106
51,091	IG Group Holdings plc (UK)	360
36,022	Jupiter Fund Management plc (UK)	222
69,094	Nex Group plc (UK)	552
115,100	Nomura Holdings Inc. (JP)	692
41,492	UBS Group AG (SWS)*	708
		4,896
CHEMICALS—2.5%
10,143	Akzo Nobel NV (NET)	887
10,890	BASF SE (GER)	1,061
22,441	DuluxGroup Ltd. (AUS)	114
6,054	Enaex SA (CL)	64
5,300	Nissan Chemical Industries Ltd. (JP)	164
25,150	Orica Ltd. (AUS)	348
52,000	Sumitomo Chemical Co. Ltd. (JP)	293
4,330	Symrise AG (GER)	303
64,038	Tikkurila OYJ (FIN)	1,268
35,200	Toray Industries Inc. (JP)	312
		4,814
COMMERCIAL SERVICES & SUPPLIES—2.1%
2,000	AEON Delight Co. Ltd. (JP)	61
13,680	Berendsen plc (UK)	148
368,196	Cleanaway Waste Management Ltd. (AUS)	350
14,672	Edenred (FR)	376
4,205	Elis SA (FR)	87
200,602	G4S plc (UK)	792
75,692	HomeServe plc (UK)	657
3,367	ISS AS (DEN)	140
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
9,863	Ritchie Bros Auctioneers Inc. (CAN)	$ 323
1,224	S-1 Corp. (S. KOR)	105
5,400	Secom Co. Ltd. (JP)	392
292,311	Serco Group plc (UK)*	437
118,470	Spotless Group Holdings Ltd. (AUS)	96
		3,964
COMMUNICATIONS EQUIPMENT—0.1%
31,176	Telefonaktiebolaget LM Ericsson (SW)	203
CONSTRUCTION & ENGINEERING—1.0%
11,768	Boskalis Westminster NV (NET)	433
14,000	Maeda Corp. (JP)	129
94,000	Obayashi Corp. (JP)	912
45,000	Shimizu Corp. (JP)	431
1,500	SHO-BOND Holdings Co. Ltd. (JP)	69
		1,974
CONSTRUCTION MATERIALS—0.4%
2,613	CRH plc (IE)	95
835	Imerys SA (FR)	72
1,834	Vicat SA (FR)	131
16,880	Wienerberger AG (AUT)	395
		693
CONSUMER FINANCE—0.7%
6,100	AEON Financial Service Co. Ltd. (JP)	117
4,000	Hitachi Capital Corp. (JP)	98
66,154	International Personal Finance plc (UK)	138
75,527	Non-Standard Finance plc (UK)[2]	66
21,429	Provident Financial plc (UK)	890
3,976	Shriram Transport Finance Co. Ltd. (IND)	64
		1,373
CONTAINERS & PACKAGING—0.3%
9,503	Amcor Ltd. (AUS)	112
18,706	Orora Ltd. (AUS)	42
23,200	Toyo Seikan Group Holdings Ltd. (JP)	389
		543
DISTRIBUTORS—0.1%
10,182	Inchcape plc (UK)	113
DIVERSIFIED FINANCIAL SERVICES—0.1%
356,000	First Pacific Co. Ltd. (HK)	274
DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
45,497	Deutsche Telekom AG (GER)	798
177,635	Koninklijke KPN NV (NET)	514
46,700	Nippon Telegraph & Telephone Corp. (JP)	2,001
74,011	Spark New Zealand Ltd. (NZ)	188
15,953	Telkom SA SOC Ltd. (S. AFR)	89
		3,590
ELECTRIC UTILITIES—0.3%
45,100	Tohoku Electric Power Co. Inc. (JP)	601
ELECTRICAL EQUIPMENT—1.8%
18,312	Legrand SA (FR)	1,185
618,850	TECO Electric and Machinery Co. Ltd. (TW)	613
3,000	Ushio Inc. (JP)	38
19,357	Vestas Wind Systems AS (DEN)	1,666
		3,502

18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.8%
7,700	Azbil Corp. (JP)	$ 259
90,000	Chroma ATE Inc. (TW)	281
53,735	Delta Electronics Inc. (TW)	303
228,000	Hitachi Ltd. (JP)	1,260
10,100	Kyocera Corp. (JP)	572
4,900	Nippon Signal Co. Ltd. (JP)	47
3,100	Omron Corp. (JP)	130
14,069	Spectris plc (UK)	503
1,600	TDK Corp. (JP)	99
		3,454
ENERGY EQUIPMENT & SERVICES—0.5%
21,665	Amec Foster Wheeler plc (UK)	152
4,631	Petrofac Ltd. (UK)	49
1,197,450	Saipem SpA (IT)*	516
2,833	Technipfmc plc (UK)*	85
10,974	Vallourec SA (FR)*	70
		872
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.2%
47,887	Grivalia Properties REIC AE (GRC)	445
FOOD & STAPLES RETAILING—1.9%
35,417	Almacenes Exito SA (COL)	184
12,000	Dairy Farm International Holdings Ltd. (HK)	107
26,512	Koninklijke Ahold Delhaize NV (NET)	549
15,188	Loblaw Cos. Ltd. (CAN)	852
2,200	Matsumotokiyoshi Holdings Co. Ltd. (JP)	110
99,292	Metcash Ltd. (AUS)*	160
42,539	O'Key Group SA GDR (RUS)[3]	89
32,200	Seven & I Holdings Co. Ltd. (JP)	1,360
103,667	Tesco plc (UK)*	246
		3,657
FOOD PRODUCTS—1.6%
176,000	China Mengniu Dairy Co. Ltd. (CHN)	340
47,695	Devro plc (UK)	122
51,423	Industrias Bachoco SAB de CV (MEX)	229
7,000	NH Foods Ltd. (JP)	200
40,300	Nippon Suisan Kaisha Ltd. (JP)	195
2,543	PGG Wrightson Ltd. (NZ)	1
386,255	Tingyi Cayman Islands Holding Corp. (CHN)	496
8,000	Toyo Suisan Kaisha Ltd. (JP)	300
16,518	Ulker Biskuvi Sanayi AS (TUR)	94
8,248	Viscofan SA (SP)	493
931,000	Want Want China Holdings Ltd. (CHN)	669
		3,139
GAS UTILITIES—0.1%
29,000	Tokyo Gas Co. Ltd. (JP)	135
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
16,770	Coloplast AS (DEN)	1,436
234,936	ConvaTec Group plc (UK)*,2	934
30,261	GN Store Nord AS (DEN)	787
6,618	Smith & Nephew plc (UK)	109
2,486	Sonova Holding AG (SWS)	368
32,800	Top Glove Corp. Bhd (MAL)	34
29,814	William Demant Holding AS (DEN)*	682
		4,350
HEALTH CARE PROVIDERS & SERVICES—1.0%
27,100	Alfresa Holdings Corp. (JP)	489
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
15,824	Fresenius Medical Care AG & Co. KGaA (GER)	$ 1,405
105,023	Sigma Pharmaceuticals Ltd. (AUS)	98
		1,992
HOTELS, RESTAURANTS & LEISURE—3.6%
392,000	Ajisen China Holdings Ltd. (CHN)	173
9,819	Carnival plc (UK)	605
75,053	Compass Group plc (UK)	1,515
137,900	GL Ltd. (SGP)	77
29,888	GVC Holdings plc (UK)	289
142,000	Hongkong & Shanghai Hotels Ltd. (HK)	167
127,261	Merlin Entertainments plc (UK)[2]	833
4,430	Millennium & Copthorne Hotels plc (UK)	26
9,356	OPAP SA (GRC)	93
8,721	Paddy Power Betfair plc (UK)	971
116,869	SSP Group plc (UK)	673
434,351	Thomas Cook Group plc (UK)	538
417	Tsogo Sun Holdings Ltd. (S. AFR)	1
45,352	TUI AG (UK)	659
8,609	Yum China Holdings Inc. (US)*	294
		6,914
HOUSEHOLD DURABLES—0.9%
16,642	Barratt Developments plc (UK)	125
8,200	Casio Computer Co. Ltd. (JP)	116
13,511	GUD Holdings Ltd. (AUS)	126
29,970	McCarthy & Stone plc (UK)[2]	71
130,100	MRV Engenharia e Participacoes SA (BR)	653
32,200	Nikon Corp. (JP)	460
6,900	Sekisui Chemical Co. Ltd. (JP)*	116
		1,667
HOUSEHOLD PRODUCTS—0.8%
16,039	Reckitt Benckiser Group plc (UK)	1,478
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.2%
1,725,800	Energy Development Corp. (PHIL)	208
666,800	Lopez Holdings Corp. (PHIL)	103
		311
INDUSTRIAL CONGLOMERATES—2.2%
83,000	CK Hutchison Holdings Ltd. (HK)	1,036
7,171	DCC plc (UK)	662
12,600	Jardine Matheson Holdings Ltd. (HK)	811
19,185	Koninklijke Philips NV (NET)	663
6,285	LG Corp. (S. KOR)	373
274,138	Quinenco SA (CL)	745
		4,290
INSURANCE—4.9%
21,546	Admiral Group plc (UK)	561
18,603	AXA SA (FR)	496
84,400	Dai-ichi Life Holdings Inc. (JP)	1,438
2,018	Fairfax Financial Holdings Ltd. (CAN)	923
30,300	Great Eastern Holdings Ltd. (SGP)	475
919	Hannover Rueck SE (GER)	110
167	Helvetia Holding AG (SWS)	93
42,100	Japan Post Holdings Co. Ltd. (JP)	522
37,500	MS&AD Insurance Group Holdings Inc. (JP)	1,223
100,538	Old Mutual plc (S. AFR)	253
63,651	Porto Seguro SA (BR)*	576
30,624	Sampo OYJ (FIN)	1,466
401	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	94

19

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
16,300	Sompo Holdings Inc. (JP)	$ 616
22,576	St. James's Place plc (UK)	336
4,500	Tokio Marine Holdings Inc. (JP)	190
		9,372
INTERNET & DIRECT MARKETING RETAIL—0.2%
47,040	B2W Cia Digital (BR)	197
365	CJ O Shopping Co. Ltd. (S. KOR)	61
396	GS Home Shopping Inc. (S. KOR)	71
		329
INTERNET SOFTWARE & SERVICES—2.2%
22,233	Auto Trader Group plc (UK)[2]	115
3,821	Baidu Inc. ADR (CHN)*,1	689
17,467	Carsales.Com Ltd. (AUS)	153
37,658	Just Eat plc (UK)*	282
70,917	Moneysupermarket.com Group plc (UK)	318
36,102	Pchome Online Inc. (TW)	308
26,422	Rightmove plc (UK)	1,433
31,738	Yandex NV (RUS)*	865
		4,163
IT SERVICES—1.1%
3,517	Genpact Ltd. (US)	86
20,800	NTT Data Corp. (JP)	966
2,200	OBIC Co. Ltd. (JP)	119
2,800	SCSK Corp. (JP)	113
80,000	TravelSky Technology Ltd. (CHN)	210
35,632	Wipro Ltd. (IND)	274
79,569	Worldpay Group plc (UK)[2]	309
		2,077
LEISURE PRODUCTS—0.7%
8,866	Amer Sports OYJ (FIN)	196
32,200	Bandai Namco Holdings Inc. (JP)	1,011
185,000	Goodbaby International Holdings Ltd. (HK)	83
773	Technogym SpA (IT)*,2	6
		1,296
LIFE SCIENCES TOOLS & SERVICES—0.4%
1,295	Eurofins Scientific SE (FR)	638
1,191	Gerresheimer AG (GER)	93
		731
MACHINERY—2.5%
1,600	Aida Engineering Ltd. (JP)	14
2,627	Andritz AG (AUT)	145
97,320	CNH Industrial NV (IT)	1,073
7,200	Daifuku Co. Ltd. (JP)	182
2,394	GEA Group AG (GER)	102
3,897	Hyundai Elevator Co. Ltd. (S. KOR)	213
3,476	IMI plc (UK)	58
9,000	Kubota Corp. (JP)	142
147,000	Mitsubishi Heavy Industries Ltd. (JP)	589
2,300	OSG Corp. (JP)	47
20,626	Rotork plc (UK)	66
44,084	Sandvik AB (SW)	707
8,418	Stabilus SA (GER)	609
2,600	Tadano Ltd. (JP)	34
4,892	Wartsila OYJ Abp (FIN)	297
320,000	Yungtay Engineering Co. Ltd. (TW)	530
		4,808
COMMON STOCKS—Continued
Shares		Value
MARINE—0.2%
2,569,861	Cia Sud Americana de Vapores SA (CL)*	$ 100
103,789	Grindrod Ltd. (S. AFR)*	94
38,527	Irish Continental Group plc (IE)	222
		416
MEDIA—3.3%
8,147	Axel Springer SE (GER)	457
146,900	Bec World PCL (THA)	79
11,261	CTS Eventim AG & Co. KGaA (GER)	434
38,062	Daily Mail & General Trust plc (UK)	353
331,304	Fairfax Media Ltd. (AUS)	263
45,000	Fuji Media Holdings Inc. (JP)	643
45,742	Informa plc (UK)	380
335,791	ITV plc (UK)	913
6,159	JCDecaux SA (FR)	217
2,096,821	Media Nusantara Citra TBK PT (IDR)	287
22,882	Mediaset Espana Comunicacion SA (SP)	315
7,582	Modern Times Group Mortgage AB Class B (SW)	247
27,620	Nippon Television Holdings Inc. (JP)	463
5,842	Schibsted ASA Class A (NOR)	145
5,694	Schibsted ASA Class B (NOR)	128
14,699	Sky plc (UK)	189
48,500	Television Broadcasts Ltd. (HK)	186
27,014	WPP plc (UK)	579
		6,278
METALS & MINING—2.7%
29,315	Acerinox SA (SP)	408
276,266	Alumina Ltd. (AUS)	379
4,105	Anglo American Platinum Ltd. (S. AFR)*	101
23,913	Anglo American plc (S. AFR)*	343
12,150	Antofagasta plc (UK)	132
41,645	ArcelorMittal SA (FR)*	327
10,534	BHP Billiton Ltd. (AUS)	188
21,934	BHP Billiton plc (UK)	334
77,219	BlueScope Steel Ltd. (AUS)	675
21,732	Cia de Minas Buenaventura SAA ADR (PER)[1]	261
151,880	Glencore plc (UK)*	597
33,371	Iluka Resources Ltd. (AUS)	210
24,100	JFE Holdings Inc. (JP)	411
21,582	Newcrest Mining Ltd. (AUS)	346
10,710	Rio Tinto plc (UK)	423
		5,135
MULTILINE RETAIL—0.6%
40,600	Isetan Mitsukoshi Holdings Ltd. (JP)	444
1,951	Lotte Shopping Co. Ltd. (S. KOR)	450
8,100	Marui Group Co. Ltd. (JP)	111
400	Ryohin Keikaku Co. Ltd. (JP)	90
		1,095
MULTI-UTILITIES—0.2%
10,970	Centrica plc (UK)	28
22,509	National Grid plc (UK)	292
		320
OIL, GAS & CONSUMABLE FUELS—2.5%
202,357	BP plc (UK)	1,158
46,214	Canadian Natural Resources Ltd. (CAN)	1,472
5,626	Lukoil PJSC ADR (RUS)[1]	279
18,663	PrairieSky Royalty Ltd. (CAN)	407
36,038	Royal Dutch Shell plc (UK)	949
17,406	Santos Ltd. (AUS)*	45

20

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
18,766	Statoil ASA (NOR)	$ 309
4,471	Total SA (FR)	229
		4,848
PERSONAL PRODUCTS—1.9%
104,581	Asaleo Care Ltd. (AUS)	140
8,443	Hengan International Group Co. Ltd. (CYM )	63
17,900	Kao Corp. (JP)	988
79,468	Natura Cosmeticos SA (BR)	758
13,400	Shiseido Co. Ltd. (JP)	363
24,160	Unilever plc (UK)	1,243
		3,555
PHARMACEUTICALS—2.4%
7,442	Haw Par Corp. Ltd. (SGP)	54
12,814	Novartis AG (SWS)	987
21,066	Novo Nordisk AS (DEN)	820
10,900	Otsuka Holdings Co. Ltd. (JP)	502
5,489	Roche Holding AG (SWS)	1,436
2,045	Sanofi (FR)	193
2,200	Sawai Pharmaceutical Co. Ltd. (JP)	120
24,700	Sumitomo Dainippon Pharma Co. Ltd. (JP)	406
152	Virbac SA (FR)*	24
		4,542
PROFESSIONAL SERVICES—3.3%
11,786	Adecco Group AG (SWS)	876
57,882	ALS Ltd. (AUS)	271
66,996	Capita plc (UK)	483
1,013	DKSH Holding AG (SWS)	82
34,419	Experian plc (UK)	740
277,400	Hays plc (UK)	615
29,141	Intertek Group plc (UK)	1,534
4,500	Nomura Co. Ltd. (JP)	86
17,600	Pagegroup plc (UK)	114
1,783	Randstad Holding NV (NET)	106
47,590	RELX plc (UK)	965
2,100	TechnoPro Holdings Inc. (JP)	82
2,312	Teleperformance (FR)	291
7,500	Temp Holdings Co. Ltd. (JP)	141
		6,386
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
5,500	Cheung Kong Property Holdings Ltd. (HK)	40
3,400	Daiwa House Industry Co. Ltd. (JP)	101
71,215	LPS Brasil Consultoria de Imoveis SA (BR)*	103
29,100	Mitsubishi Estate Co. Ltd. (JP)	557
13,031	New World Development Co. Ltd. (HK)	16
40,700	NTT Urban Development Corp. (JP)	368
18,689	United Industrial Corp. Ltd. (SGP)	42
		1,227
ROAD & RAIL—1.6%
12,400	East Japan Railway Co. (JP)	1,113
10,697	Globaltrans Investment plc GDR (RUS)[3]	81
16,081	National Express Group plc (UK)	74
9,000	Senko Co. Ltd. (JP)	59
85,078	Stagecoach Group plc (UK)	224
23,900	West Japan Railway Co. (JP)	1,597
		3,148
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
1,378	ASML Holding NV (NET)	182
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
13,124	SK Hynix Inc. (S. KOR)	$ 622
202,000	Taiwan Semiconductor Manufacturing Co. Ltd. (TW)	1,301
2,800	Tokyo Electron Ltd. (JP)	340
		2,445
SOFTWARE—0.3%
14,922	Playtech plc (UK)	185
45,900	TOTVS SA (BR)	402
		587
SPECIALTY RETAIL—1.1%
785,600	Esprit Holdings Ltd. (HK)*	609
1,896	Fielmann AG (GER)	145
16,962	Fourlis Holdings SA (GRC)*	89
5,805	JUMBO SA (GRC)	92
61,655	Pets at Home Group plc (UK)	150
27,735	WH Smith plc (UK)	635
82,700	Yamada Denki Co. Ltd. (JP)	434
		2,154
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.4%
39,300	FUJIFILM Holdings Corp. (JP)	1,459
19,146	Logitech International SA (SWS)	640
206,000	NEC Corp. (JP)	512
6,261	Neopost SA (FR)	254
884	Samsung Electronics Co. Ltd. (S. KOR)	1,733
		4,598
TEXTILES, APPAREL & LUXURY GOODS—2.2%
3,523	adidas AG (GER)	706
11,006	Cie Financiere Richemont SA (SWS)	920
36,389	Cie Financiere Richemont SA ADR (S. AFR)[1]	305
254,000	Daphne International Holdings Ltd. (CHN)*	25
632,000	Li Ning Co. Ltd. (CHN)*	415
19,035	Luxottica Group SpA (IT)	1,100
25,000	Onward Holdings Co. Ltd. (JP)	186
181,954	Ruentex Industries Ltd. (TW)*	293
18,000	Shenzhou International Group Holdings Ltd. (CHN)	118
44,746	Stella International Holdings Ltd. (HK)	78
22,000	Texwinca Holdings Ltd. (HK)	15
		4,161
TOBACCO—0.2%
1,087	British American Tobacco plc (UK)	74
4,100	Japan Tobacco Inc. (JP)	136
5,979	Swedish Match AB (SW)	197
		407
TRADING COMPANIES & DISTRIBUTORS—1.2%
11,100	Brenntag AG (GER)	658
40,497	Bunzl plc (UK)	1,262
8,400	ITOCHU Corp. (JP)	119
14,000	Mitsubishi Corp. (JP)	302
		2,341
TRANSPORTATION INFRASTRUCTURE—0.6%
20,552	China Merchants Port Holdings Co. Ltd. (CHN)	59
103,654	Global Ports Investments plc GDR (RUS)*,3	368
35,267	Groupe Eurotunnel SE (FR)	387
19,000	Mitsubishi Logistics Corp. (JP)	246
		1,060

21

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—1.8%
12,447	America Movil SAB de CV ADR (MEX)[1]	$ 191
42,971	Bharti Airtel Ltd. (IND)	237
2,100	KDDI Corp. (JP)	56
4,391	Millicom International Cellular SA SDR (SW)[3]	241
29,014	MTN Group Ltd. (S. AFR)	274
25,207	Rogers Communications Inc. (CAN)	1,156
34,248	SmarTone Telecommunications Holdings Ltd. (HK)	48
10,700	SoftBank Group Corp. (JP)	812
84,577	TIM Participacoes SA (BR)	273
94,908	Vodafone Group plc (UK)	244
		3,532
TOTAL COMMON STOCKS
(Cost $158,450)		175,652

PREFERRED STOCKS—1.2%
AEROSPACE & DEFENSE—0.0%
3,822,143	Rolls-Royce Holdings plc (UK)*	5 [x]
AUTOMOBILES—0.3%
4,196	Volkswagen AG (GER)	666
BANKS—0.3%
12,580	Banco Bradesco SA (BR)*	132
161,032	Itausa - Investimentos Itau SA (BR)	502
		634
PREFERRED STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—0.1%
10,544	Cia Brasileira de Distribuicao (BR)*	$ 238
TEXTILES, APPAREL & LUXURY GOODS—0.5%
206,454	Alpargatas SA (BR)*	865
TOTAL PREFERRED STOCKS
(Cost $1,905)		2,408

SHORT-TERM INVESTMENTS—5.6%
(Cost $10,722)
Principal Amount
REPURCHASE AGREEMENTS
$10,722	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $10,938)	10,722
TOTAL INVESTMENTS—98.8%
(Cost $171,077)		188,782
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		2,198
TOTAL NET ASSETS—100.0%		$190,980

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 2,003	$—	$ 2,003
Europe	2,066	91,614	—	93,680
Latin America	4,748	1,533	—	6,281
Middle East/Central Asia	—	801	—	801
North America	6,670	—	—	6,670
Pacific Basin	689	65,528	—	66,217
Preferred Stocks
Europe	—	666	5	671
Latin America	1,737	—	—	1,737
Short-Term Investments
Repurchase Agreements	—	10,722	—	10,722
Total Investments in Securities	$15,910	$172,867	$ 5	$188,782
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Preferred Stocks	$3	$5	$(3)	$—	$—	$—	$—	$—	$5
22

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Of the Level 2 investments presented above, certain Common Stocks valued at $2,003,000 were categorized in Level 1 at October 31, 2016. Transfers from Level 1 to Level 2 were a result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$5	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $2,334,000 or 1% of net assets.
3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2017 (000s)
	Preferred Stocks	$–
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
£	British Pound
The accompanying notes are an integral part of the Financial Statements.
23

Harbor International Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Tom Walsh, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Tom Walsh, CFA

Management’s Discussion of
Fund Performance
Market Review
Donald Trump’s election as the 45th President of the United States of America surprised political commentators and the reaction in equity markets came as a further surprise to many more. The initial post-election optimism was narrowly focused on financials, commodities and industries associated with infrastructure spending and the U.S. Dollar strengthened versus several major international currencies. The rally has since broadened, with sectors from Information Technology to Consumer Discretionary picking up the baton.
In a partial reversal of recent trends, overseas equity markets delivered higher returns than U.S. equities for the period and most major international currencies have strengthened against the U.S. Dollar. Some emerging markets have been particularly strong, with large markets such as China, Korea and India delivering impressive returns.
Performance
The Harbor International Growth Fund returned 9.30% (Institutional Class), 9.18% (Administrative Class), 9.08% (Investor Class), and 9.36% (Retirement Class) for the six months ended April 30, 2017, underperforming the 10.37% return of the MSCI All Country World Ex U.S. (ND) Index (all international and global returns are in U.S. Dollars).
We select stocks for the Fund based on our assessment of each company’s attractiveness, rather than as a result of our macroeconomic views. This is often referred to as a ‘bottom up’ approach, because the Fund is constructed from a series of individual stock holdings. We take a long-term view when assessing companies (which for us means at least five years) and we have a preference for companies that we believe can grow their earnings and cash flows faster than the average business. We believe that the long-term value of companies such as these is persistently underestimated by equity markets.
During this six-month period, several of the Fund’s Japanese holdings detracted from returns. U.S. Dollar returns from Japanese equity markets were more subdued than most other international markets, which we believe partially explains this detraction. There have also been underwhelming business updates and comments from some of the Fund’s Japanese holdings.
Shimano, the Japanese bicycle gear manufacturer, reported a fall in sales and profits, citing destocking by its customers and weak demand for its products from Asia. We believe that Shimano’s competitive position remains strong and that the long-term demand for high-quality cycling equipment remains favorable.
Recent trading momentum at Kakaku, a Japanese ecommerce business, also disappointed. The company operates two main businesses: a price comparison website and a restaurant review and booking portal. Revenues from the price comparison website have been falling and we are considering whether this is temporary in nature or an indication that dedicated price comparison sites are becoming less relevant.
24

Harbor International Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Naspers Ltd.	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.5%
Cochlear Ltd.	2.3%
Hargreaves Lansdown plc	2.2%
MS&AD Insurance Group Holdings Inc.	2.2%
Mettler-Toledo International Inc.	2.1%
Kao Corp.	2.0%
Zalando SE	1.9%
Rightmove plc	1.8%
Svenska Handelsbanken AB	1.8%
The value of the Fund’s holding in Imagination Technologies, a U.K. based graphics chip designer, fell during the period. Apple announced intentions to develop its own graphics chips and indicated that it plans to stop using Imagination’s intellectual property. Imagination’s shares fell sharply on the news, as Apple is its biggest customer by some distance. We continue to assess this situation.
Partially offsetting these detractors were contributions from the U.K. retail savings platform Hargreaves Lansdown and the Swiss-American laboratory equipment manufacturer Mettler-Toledo. Hargreaves continued to perform well operationally as it attracts savers to its online platform and steadily extends its market share advantage over the competition. Savers tend to be attracted to platforms with the broadest offering of funds, and fund providers want to access the biggest pools of savers, so we expect Hargreaves’ competitive position should strengthen as it grows. Mettler-Toledo makes precision instruments for laboratories. Customers tend to replace equipment every three to five years and Mettler-Toledo’s high-quality products result in high rates of repeat business. Mettler-Toledo’s pricing power and expanding range put it in an excellent position, in our opinion, to continue its trajectory of steady growth.
Our bottom up approach resulted in the Fund retaining underweight positions to the Financials, Energy and Telecommunications Services sectors relative to the Index, where we have struggled to find stocks that fit our long-term growth criteria. The Fund remained overweight to Consumer Discretionary, Consumer Staples and Information Technology. From a regional perspective, the Fund had no Canadian holdings during the period and retained overweight positions to the U.K. and developed Asia.
Outlook & Strategy
There are plenty of important challenges facing equity markets in the months ahead. Following a marked change in business, consumer and market optimism, many will now look for the support of improving fundamentals to sustain the improvement in sentiment. As the U.K. begins the formal separation process from the EU, none of us can be sure how that will progress or what the implications will be. Recent history reminds us that the occurrence and outcomes of economically important events like these are not easy to predict.
We will continue to apply our long-term investment approach to stock selection for the Fund. The unrewarding environment for international equities over the past few years has been at odds with solid underlying progress from many great international businesses. The good news is that current starting valuations, in our view, at some of those businesses still offer the possibility of good returns over the coming years. We will do our best to populate the Fund with securities that we believe to be the most promising of these opportunities.

This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor International Growth Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017
Cusip	411511801
Ticker	HAIGX
Inception Date	11/01/1993
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$308,859

ADMINISTRATIVE CLASS

Fund #	2217
Cusip	411511637
Ticker	HRIGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$387

INVESTOR CLASS

Fund #	2417
Cusip	411511629
Ticker	HIIGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a,b]
Total Net Assets (000s)	$14,183

RETIREMENT CLASS

Fund #	2517
Cusip	411512429
Ticker	HNGFX
Inception Date	03/01/2016
Net Expense Ratio	0.78% [a,b]
Total Net Assets (000s)	$19,351

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	23	47
Weighted Average Market Cap (MM)	$42,454	$58,719
Price/Earning Ratio (P/E)	27.7x	20.7x
Price/Book Ratio (P/B)	4.8x	2.2x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	1.00	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	7% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
c	Unannualized
26

Harbor International Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	9.30%	13.07%	5.44%	1.46%	11/01/1993	$57,771
Administrative Class	9.18	12.86	5.17	1.20	11/01/2002	56,338
Investor Class	9.08	12.69	5.05	1.07	11/01/2002	55,641
Retirement Class[1]	9.36	13.23	5.47	1.47	03/01/2016	57,848
Comparative Index
MSCI All Country World Ex. U.S. (ND)	10.37%	12.59%	5.13%	1.12%	—	$55,876
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); 1.22% (Net) and 1.28% (Gross) (Investor Class); and 0.77% (Net) and 0.83% (Gross). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
27

Harbor International Growth Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 1.6%)
COMMON STOCKS—98.4%
Shares		Value
AUTO COMPONENTS—0.8%
63,700	Denso Corp. (JP)	$ 2,749
AUTOMOBILES—1.3%
216,706	Mahindra & Mahindra Ltd. GDR (IND)[1]	4,544
BANKS—5.1%
452,300	Public Bank BHD (MAL)	2,079
161,600	Suruga Bank Ltd. (JP)	3,378
444,413	Svenska Handelsbanken AB (SW)	6,305
370,376	United Overseas Bank Ltd. (SGP)	5,767
		17,529
BEVERAGES—5.7%
91,900	Asahi Group Holdings Ltd. (JP)	3,472
53,776	Carlsberg AS (DEN)	5,366
3,722,100	Thai Beverage PCL (THA)	2,464
383,782	Treasury Wine Estates Ltd. (AUS)	3,446
1,072,000	Tsingtao Brewery Co. Ltd. (CHN)	4,820
		19,568
BIOTECHNOLOGY—0.2%
297,339	Mesoblast Ltd. (AUS)*	701
CAPITAL MARKETS—4.8%
415,518	Hargreaves Lansdown plc (UK)	7,418
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
408,300	Japan Exchange Group Inc. (JP)	$ 5,725
541,461	Jupiter Fund Management plc (UK)	3,331
		16,474
CHEMICALS—3.7%
183,474	Asian Paints Ltd. (IND)	3,202
114,546	Johnson Matthey plc (UK)	4,418
114,850	Novozymes AS (DEN)	4,959
		12,579
COMMERCIAL SERVICES & SUPPLIES—1.2%
532,476	Brambles Ltd. (AUS)	4,120
DIVERSIFIED FINANCIAL SERVICES—1.6%
117,126	Investor AB (SW)	5,352
ELECTRICAL EQUIPMENT—0.9%
50,266	Legrand SA (FR)	3,254
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
680,000	Delta Electronics Inc. (TW)	3,828
598,503	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	3,987
1,945,000	PAX Global Technology Ltd. (CHN)	1,201
		9,016
ENERGY EQUIPMENT & SERVICES—0.7%
235,542	John Wood Group plc (UK)	2,315
FOOD & STAPLES RETAILING—5.4%
400,375	Clicks Group Ltd. (S. AFR)	4,024
478,700	Distribuidora Internacional de Alimentacion SA (SP)[2]	2,846
223,070	Jeronimo Martins SGPS SA (PT)	4,094
56,269	Magnit PJSC GDR (RUS)[1]	1,968
1,759,100	Puregold Price Club Inc. (PHIL)	1,468
38,500	Sugi Holdings Co. Ltd. (JP)	1,908
934,700	Wal-Mart de Mexico SAB de CV (MEX)	2,105
		18,413
FOOD PRODUCTS—1.4%
64,211	Nestlé SA (SWS)	4,946
HEALTH CARE EQUIPMENT & SUPPLIES—3.6%
74,626	Cochlear Ltd. (AUS)	7,812
117,100	Olympus Corp. (JP)	4,515
		12,327
HOTELS, RESTAURANTS & LEISURE—0.6%
660,000	Cafe de Coral Holdings Ltd. (HK)	2,146
HOUSEHOLD PRODUCTS—1.5%
161,300	Pigeon Corp. (JP)	5,001
INDUSTRIAL CONGLOMERATES—1.8%
67,600	Jardine Matheson Holdings Ltd. (SGP)	4,350
43,000	Jardine Strategic Holdings Ltd. (SGP)	1,817
		6,167
INSURANCE—3.9%
137,200	AIA Group Ltd. (HK)	950
231,000	MS&AD Insurance Group Holdings Inc. (JP)	7,532
20,449	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	4,814
		13,296

28

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—7.4%
69,843	ASOS plc (UK)*	$ 5,264
98,982	Ctrip.com International Ltd. ADR (CHN)*,3	5,000
95,938	JD.com Inc. ADR (CHN)*,3	3,364
51,096	MakeMyTrip Ltd. (IND)*	1,962
326,900	Rakuten Inc. (JP)	3,349
149,052	Zalando SE (GER)*,4	6,575
		25,514
INTERNET SOFTWARE & SERVICES—8.0%
42,355	Alibaba Group Holding Ltd. ADR (CHN)*,3	4,892
952,713	Auto Trader Group plc (UK)[4]	4,948
30,300	Baidu Inc. ADR (CHN)*,3	5,461
265,100	Kakaku.com Inc. (JP)	3,826
2,869	Naver Corp. (S. KOR)	2,017
116,439	Rightmove plc (UK)	6,313
		27,457
LEISURE PRODUCTS—1.4%
31,300	Shimano Inc. (JP)	4,790
LIFE SCIENCES TOOLS & SERVICES—2.1%
13,926	Mettler-Toledo International Inc. (SWS)*	7,150
MACHINERY—6.9%
65,531	Atlas Copco AB Class A (SW)	2,448
156,158	Atlas Copco AB Class B (SW)	5,189
86,281	Kone OYJ (FIN)[2]	3,949
26,175	Schindler Holding AG (SWS)	5,349
16,600	SMC Corp. (JP)	4,679
74,031	Weir Group plc (UK)	1,907
		23,521
MEDIA—2.7%
48,352	Naspers Ltd. (S. AFR)	9,194
PERSONAL PRODUCTS—4.5%
124,800	Kao Corp. (JP)	6,887
143,100	Shiseido Co. Ltd. (JP)	3,876
93,019	Unilever plc (UK)	4,786
		15,549
PHARMACEUTICALS—3.2%
156,480	Novo Nordisk AS (DEN)	6,093
18,710	Roche Holding AG (SWS)	4,896
		10,989
PROFESSIONAL SERVICES—3.2%
491,586	Capita plc (UK)	3,544
73,476	Intertek Group plc (UK)	3,867
291,502	SEEK Ltd. (AUS)	3,713
		11,124
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.8%
648,870	Imagination Technologies Group plc (UK)*	$ 847
165,470	Infineon Technologies AG (GER)	3,420
260,847	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[3]	8,626
		12,893
SPECIALTY RETAIL—1.6%
140,342	Industria de Diseno Textil SA (SP)[2]	5,378
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
3,141	Samsung Electronics Co. Ltd. (S. KOR)	6,158
TEXTILES, APPAREL & LUXURY GOODS—5.0%
31,153	adidas AG (GER)	6,246
160,560	Burberry Group plc (UK)	3,355
53,340	Cie Financiere Richemont SA (SWS)	4,457
8,093	Swatch Group AG (SWS)	3,238
		17,296
TOTAL COMMON STOCKS
(Cost $308,886)		337,510

SHORT-TERM INVESTMENTS—4.0%
Principal Amount
REPURCHASE AGREEMENTS—1.8%
$5,946	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $6,065)	5,946
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.2%
7,628,125	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.740%)[5]	7,628
TOTAL SHORT-TERM INVESTMENTS
(Cost $13,574)		13,574
TOTAL INVESTMENTS—102.4%
(Cost $322,460)		351,084
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.4)%		(8,304)
TOTAL NET ASSETS—100.0%		$342,780

29

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 13,218	$—	$ 13,218
Europe	7,150	148,641	—	155,791
Latin America	2,105	—	—	2,105
Middle East/Central Asia	1,962	7,746	—	9,708
Pacific Basin	27,343	129,345	—	156,688
Short-Term Investments
Repurchase Agreements	—	5,946	—	5,946
Investment Company-Securities Lending Investment Fund	7,628	—	—	7,628
Total Investments in Securities	$46,188	$304,896	$—	$351,084
There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
2	A portion or all of this security was out on loan as of April 30, 2017.
3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $11,523,000 or 3% of net assets.
5	Represents the investment of collateral received from securities lending activities.
The accompanying notes are an integral part of the Financial Statements.
30

Harbor International Small Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.
Investment Objective
The Fund seeks long-term growth of capital.
Nicholas M. Williams

Colin C. Riddles

Rosemary C. Simmonds, CFA

Management’s Discussion of
Fund Performance
Market Review
Over the six-month period ending April 30, 2017, international smaller capitalization companies performed strongly. From the beginning of November 2016 to the end of April 2017, the MSCI EAFE Small Cap (ND) Index rose 12.57% (all international and global returns are in U.S. Dollars).
While geopolitical developments - including the U.S. elections, the Italian referendum, the U.K.’s Brexit negotiations and political leadership issues in Korea and Japan - might have been expected to cause nervousness among investors and volatility in share prices, this gain in the Index reflects increased confidence in the economic prospects for many of the largest international economies. The Central Banks of Europe, the U.K., Japan and China all continued to try to frame stimulatory monetary and interest rate policies. Furthermore, economic data has typically indicated improving business confidence and stronger than expected domestic economies, particularly in Europe.
In this context, companies in the Information Technology and Industrials sectors typically performed strongly, as prospects for both corporate investment and sales growth strengthened. Similarly, European and U.K. smaller companies tended to experience share price performances in excess of that of the Index, while Japanese and Asian smaller companies rose less strongly.
Performance
Harbor International Small Cap Fund returned 13.02% (Institutional Class), 12.88% (Administrative Class), 12.83% (Investor Class), and 13.09% (Retirement Class) over the six-month period. This return is ahead of that of the MSCI EAFE Small Cap (ND) Index. The relative return of the Fund over the period reflects the strong share price returns of some of the Fund’s individual holdings. The geographic and sector positioning of the Fund had a more limited impact on the relative returns.
During the period, the leading sectors in the MSCI EAFE Small Cap (ND) Index in terms of share price performances were the Industrials and Information Technology sectors. The Fund’s allocations to these sectors were in line with the Index weight. However, stock selection decisions resulted in a stronger relative return from the holdings in these sectors.
From a geographic perspective, while Japan is the country to which the Fund has the largest exposure as of period end, this weighting is below that of the Index. This positioning reflects our belief that while the Japanese economy remains moribund, and the much heralded regulatory, fiscal and labor reforms have failed to materialize, there are a number of entrepreneurial Japanese companies with strong growth prospects, particularly in the Industrial and Consumer Staples sectors.
The most notable geographic exposure relative to the Index has been to France. Over the period, the French companies held in the Fund performed strongly, although exposure to that country declined slightly during April as a consequence of profit-taking as some share price targets were attained. The French presidential elections may be the cause of some nervousness and volatility in the share prices of French companies. However, the long-term prospects for the French companies held in the Fund remain encouraging in our opinion.
31

Harbor International Small Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Cargotec OYJ	1.3%
ASM International NV	1.2%
Chiba Bank Ltd.	1.2%
Synthomer plc	1.2%
Daifuku Co. Ltd.	1.1%
IMCD Group NV	1.1%
MARR SpA	1.1%
Relo Group Inc.	1.1%
SSP Group plc	1.1%
Stabilus SA	1.1%
Within the geographic allocation, underweight exposure to the Pacific ex-Japan region had a slightly positive impact on relative performance given that the returns generated by smaller companies in this region tended to lag behind those of the Index. This limited exposure to the Pacific ex-Japan region was partially offset by investments in companies with exposure to developing markets. In terms of sector exposures, the largest single underweight relative to the Index was in the Real Estate sector.
Over the period, the Fund’s worst performing individual holdings were typically Japanese companies. This weaker return in part reflects the weakness of the Japanese Yen relative to the U.S. Dollar over the period, and partly reflects profit-taking in companies that had earlier performed more strongly such as Suruga Bank, the innovative Tokyo region retail bank. By contrast, Resorttrust, the provider of both private medical screening and time-share holiday services, was sold as our concerns about its ability to sell out new hotel capacity grew.
By contrast, the best performing individual holdings over the period came from a variety of countries and sectors, their share price performances over the period being supported by positive company-specific news flow. Sophos Group Plc, the U.K. cyber security and network protection software developer, announced a strong order book and sales developments with its 2016 update. NMC Health, the U.K.-listed operator of hospitals and healthcare facilities in the United Arab Emirates, completed an acquisition that we believe will boost earnings amid strong developments in patient numbers. Finnish industrial group Cargotec, a producer of materials handling equipment such as forklifts, benefited from restructuring and improved demand. Finally, Japanese industrial group Minebea, maker of precision bearings, benefited from strong demand for its world-leading machined components and encouraging developments following its merger with Mitsumi.
Outlook & Strategy
Over the coming months, the political and economic news flow, including elections in Germany, France and the U.K., Brexit negotiations, Korean peninsula tensions and uncertainty about Japanese and Chinese economic growth, all have the potential to inspire nervousness in investors. In our opinion, international smaller companies remain attractively valued relative to other asset classes, and optimism on profit growth for smaller companies this year has increased. However, recent share price rises have taken the valuation level of the asset class, on a range of measures, towards historic highs. It seems reasonable to expect some increased volatility in the coming months. Our view is that profit growth developments will prove an important driver of share price performance for the rest of this year.
Our investment approach will remain unchanged: to focus on bottom up stock selection. We will continue to try to identify, from a wide range of potential opportunities, companies that we believe are well-managed with strong balance sheets and earnings prospects where the current valuation does not fully reflect these attributes. Our view is that in the long-term, this approach should help mitigate the risks of smaller company investment and allow us to identify companies with undiscounted growth opportunities and attractive valuations.

This report contains the current opinions of Baring International Investment Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
32

Harbor International Small Cap Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2039
Cusip	411512569
Ticker	HAISX
Inception Date	02/01/2016
Net Expense Ratio	0.95% [a,b]
Total Net Assets (000s)	$20,619

ADMINISTRATIVE CLASS

Fund #	2239
Cusip	411512551
Ticker	HRISX
Inception Date	02/01/2016
Net Expense Ratio	1.20% [a,b]
Total Net Assets (000s)	$298

INVESTOR CLASS

Fund #	2439
Cusip	411512544
Ticker	HIISX
Inception Date	02/01/2016
Net Expense Ratio	1.32% [a,b]
Total Net Assets (000s)	$436

RETIREMENT CLASS

Fund #	2539
Cusip	411512536
Ticker	HNISX
Inception Date	02/01/2016
Net Expense Ratio	0.89% [a,b]
Total Net Assets (000s)	$766

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	19	26
Weighted Average Market Cap (MM)	$3,107	$2,517
Price/Earning Ratio (P/E)	23.8x	20.5x
Price/Book Ratio (P/B)	3.2x	2.1x
Beta vs. MSCI EAFE Small Cap (ND) Index	0.77	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	27% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
c	Unannualized
33

Harbor International Small Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor International Small Cap Fund
Institutional Class	13.02%	15.82%	N/A	17.12%	02/01/2016	$60,864
Administrative Class	12.88	15.45	N/A	16.83	02/01/2016	60,671
Investor Class	12.83	15.41	N/A	16.70	02/01/2016	60,588
Retirement Class	13.09	15.88	N/A	17.18	02/01/2016	60,897
Comparative Index
MSCI EAFE Small Cap (ND)	12.57%	13.14%	N/A	19.55%	—	$62,435
As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 2.56% (Gross) (Institutional Class); 1.20% (Net) and 2.81% (Gross) (Administrative Class); 1.32% (Net) and 2.93% (Gross) (Investor Class); and 0.87% (Net) and 2.48% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
34

Harbor International Small Cap Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 5.3%)
COMMON STOCKS—94.7%
Shares		Value
AIR FREIGHT & LOGISTICS—0.7%
31,826	Postnl NV (NET)	$ 158
AUTO COMPONENTS—3.4%
5,122	Cie Plastic Omnium SA (FR)	200
3,400	Nifco Inc. (JP)	170
12,568	Saf-Holland SA (LUX)	217
174,000	Xinyi Glass Holdings Ltd. (HK)	154
		741
BANKS—2.9%
41,000	Chiba Bank Ltd. (JP)	275
10,200	Suruga Bank Ltd. (JP)	213
39,461	Virgin Money Holdings UK plc (UK)	162
		650
BUILDING PRODUCTS—0.8%
3,811	Tarkett SA (FR)	179
CAPITAL MARKETS—2.1%
4,673	Euronext NV (NET)	229
22,476	Intermediate Capital Group plc (UK)	228
		457
CHEMICALS—4.7%
14,900	Daicel Corp. (JP)	171
57,044	Incitec Pivot Ltd. (AUS)	161
10,700	Kansai Paint Co. Ltd. (JP)	237
20,000	Okamoto Industries Inc. (JP)	217
40,902	Synthomer plc (UK)	262
		1,048
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—4.6%
29,446	Bravida Holding AB (SW)	$ 208
5,176	Elis SA (FR)	107
26,900	HomeServe plc (UK)	234
5,974	Intrum Justitia AB (SW)	237
10,300	Sato Holdings Corp. (JP)	235
		1,021
COMMUNICATIONS EQUIPMENT—1.0%
11,480	Ascom Holding AG (SWS)	217
CONSTRUCTION & ENGINEERING—1.5%
1,937	Flsmidth & Co. AS (DEN)	117
7,300	Kyudenko Corp. (JP)	209
		326
CONSTRUCTION MATERIALS—1.1%
10,299	Wienerberger AG (AUT)	241
CONSUMER FINANCE—1.9%
47,906	Arrow Global Group plc (UK)	227
13,639	Credit Corp. Group Ltd. (AUS)	186
		413
CONTAINERS & PACKAGING—2.3%
28,807	DS Smith plc (UK)	161
63,605	Orora Ltd. (AUS)	144
20,112	RPC Group plc (UK)	211
		516
DIVERSIFIED CONSUMER SERVICES—0.9%
6,342	Dignity plc (UK)	205
DIVERSIFIED FINANCIAL SERVICES—0.6%
2,663	KBC Ancora (BEL)*	127
DIVERSIFIED TELECOMMUNICATION—0.5%
19,623	Infrastrutture Wireless Italiane SpA (IT)	109
ELECTRICAL EQUIPMENT—1.0%
4,000	Mabuchi Motor Co. Ltd. (JP)	226
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.0%
3,500	Iriso Electronics Co. Ltd. (JP)	221
13,000	Shimadzu Corp. (JP)	221
		442
ENERGY EQUIPMENT & SERVICES—0.4%
4,460	TGS Nopec Geophysical Co. ASA (NOR)	97
FOOD & STAPLES RETAILING—1.1%
10,131	MARR SpA (IT)	245
FOOD PRODUCTS—2.8%
2,818	AAK AB (SW)	202
4,000	Ezaki Glico Co. Ltd. (JP)	211
20,557	Tate & Lyle plc (UK)	201
		614
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
4,949	Carl Zeiss Meditec AG (GER)	225
1,481	Diasorin SpA (IT)	111
		336

35

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—3.9%
17,671	Amplifon SpA (IT)	$ 226
17,487	Attendo AB (SW)	179
9,012	NMC Health plc (UK)	232
22,959	UDG Healthcare plc (UK)	222
		859
HOTELS, RESTAURANTS & LEISURE—5.4%
30,000	Cafe de Coral Holdings Ltd. (HK)	98
41,665	Dalata Hotel Group plc (IE)*	224
3,455	Domino's Pizza Enterprises Ltd. (AUS)	158
8,975	Elior Group SA (FR)[1]	224
15,700	Skylark Co. Ltd. (JP)	237
42,933	SSP Group plc (UK)	247
		1,188
HOUSEHOLD DURABLES—0.7%
17,650	GUD Holdings Ltd. (AUS)	164
HOUSEHOLD PRODUCTS—1.8%
82,094	McBride plc (UK)*	205
6,400	Pigeon Corp. (JP)	199
		404
INDUSTRIAL CONGLOMERATES—0.5%
661	Daetwyler Holding AG (SWS)	112
INSURANCE—3.0%
9,700	Anicom Holdings Inc. (JP)	232
37,303	Beazley plc (UK)	212
32,296	Storebrand ASA (NOR)	213
		657
INTERNET & DIRECT MARKETING RETAIL—0.9%
8,900	Start Today Co. Ltd. (JP)	190
INTERNET SOFTWARE & SERVICES—0.9%
25,400	Istyle Inc. (JP)	205
IT SERVICES—2.8%
30,185	Link Administration Holdings Ltd. (AUS)	175
5,400	SCSK Corp. (JP)	217
6,897	Worldline SA (FR)*	229
		621
LEISURE PRODUCTS—0.9%
11,213	Thule Group AB (SW)	194
LIFE SCIENCES TOOLS & SERVICES—1.0%
2,782	Gerresheimer AG (GER)	218
MACHINERY—11.1%
4,638	Cargotec OYJ (FIN)	276
9,600	Daifuku Co. Ltd. (JP)	243
2,100	Hoshizaki Corp. (JP)	175
14,800	Minebea Mitsumi Inc. (JP)	214
51,902	Morgan Advanced Materials plc (UK)	224
7,800	Nabtesco Corp. (JP)	221
9,800	OSG Corp. (JP)	202
2,224	TGS Group AG (SWS)*	222
3,380	Stabilus SA (GER)	245
8,300	THK Co. Ltd. (JP)	214
11,392	Valmet OYJ (FIN)	208
		2,444
COMMON STOCKS—Continued
Shares		Value
MEDIA—3.8%
50,636	Ascential plc (UK)	$ 231
26,042	Cineworld Group plc (UK)	237
62,589	Entertainment One Ltd. (CAN)	201
3,082	Kinepolis Group NV (BEL)	178
		847
MULTI-UTILITIES—1.1%
84,159	Hera SpA (IT)	241
OIL, GAS & CONSUMABLE FUELS—0.5%
2,942	Gaztransport Et Technigaz SA (FR)[1]	110
PERSONAL PRODUCTS—1.8%
6,687	Ontex Group NV (BEL)	223
8,000	Pola Orbis Holdings Inc. (JP)	185
		408
PROFESSIONAL SERVICES—4.8%
17,348	Applus Services SA (SP)	217
2,123	DKSH Holding AG (SWS)	171
6,500	Nihon M&A Center Inc. (JP)	222
5,900	TechnoPro Holdings Inc. (JP)	231
1,805	Teleperformance (FR)	227
		1,068
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.5%
19,600	Hulic Co. Ltd. (JP)	185
2,191	Nexity SA (FR)	119
14,900	Relo Group Inc. (JP)	244
		548
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
4,392	ASM International NV (NET)	264
SOFTWARE—3.0%
6,050	Micro Focus International plc (UK)	203
54,247	Sophos Group plc (UK)	238
2,660	Temenos Group AG (SWS)	230
		671
SPECIALTY RETAIL—1.1%
2,500	Hikari Tsushin Inc. (JP)	240
TEXTILES, APPAREL & LUXURY GOODS—1.5%
1,473	Hugo Boss AG (GER)	112
58,500	Samsonite International SA (HK)	225
		337
THRIFTS & MORTGAGE FINANCE—1.1%
5,827	Aareal Bank AG (GER)	234
TRADING COMPANIES & DISTRIBUTORS—1.6%
15,379	Ahlsell AB (SW)*	103
4,558	IMCD Group NV (NET)	246
		349
TOTAL COMMON STOCKS
(Cost $17,289)		20,941

36

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—0.0%
Shares		Value
(Cost $2)
CHEMICALS—0.0%
1,149,316	Mcbride plc (UK)*	$ 2[x]

SHORT-TERM INVESTMENTS—6.9%
Principal Amount
REPURCHASE AGREEMENTS—5.5%
$1,211	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,236)	1,211
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.4%
309,265	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.740%)[2]	309
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,520)		1,520
TOTAL INVESTMENTS—101.6%
(Cost $18,811)		22,463
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.6)%		(344)
TOTAL NET ASSETS—100.0%		$22,119
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$12,813	$—	$12,813
North America	—	201	—	201
Pacific Basin	—	7,927	—	7,927
Preferred Stocks
Europe	—	—	2	2
Short-Term Investments
Repurchase Agreements	—	1,211	—	1,211
Investment Company-Securities Lending Investment Fund	309	—	—	309
Total Investments in Securities	$309	$22,152	$ 2	$22,463
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Preferred Stocks	$2	$2	$(2)	$—	$—	$—	$—	$—	$2
There were no transfers between levels during the period.
37

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stock
McBride plc (UK)*	$2	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	A portion or all of this security was out on loan as of April 30, 2017.
2	Represents the investment of collateral received from securities lending activities.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2017 (000s)
	Preferred Stock	$—
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
£	British Pound
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Manager
Sunil H. Thakor, CFA
Since 2017
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Management’s Discussion of
Fund Performance
Market Review
Since the beginning of 2017, the “Trump Trade” has lost momentum and the market seems to have lowered its collective focus on regulatory-sensitive stocks. Instead, investors appear to be once again embracing business fundamentals. As a result, the share prices of many innovative, faster-growing companies with fundamentals tied to secular tailwinds—those that suffered for most of 2016—partially rebounded from depressed valuations.
Positive economic data and global political developments provided an additional tailwind. Emerging markets were the strongest performers with India, China, and Latin America outpacing developed markets. Indian equity markets hit all-time highs as the government released a well-received budget focused on infrastructure, the Prime Minister’s Bharatiya Janata Party won important state elections, and demonetization—the decision to render 86 percent of the country’s currency invalid overnight—proved less deleterious than initially feared. Another positive was the dovish announcement by the U.S. Federal Reserve in March, which provided a tailwind to non-U.S. equities.
Performance
Harbor Global Leaders Fund (formerly known as Harbor Global Growth) returned 11.78% (Institutional Class), 11.67% (Administrative Class), 11.56% (Investor Class) and 11.83% (Retirement Class) during the first six months of the fiscal year. The Fund’s performance was in line with the MSCI All Country World (ND) Index, which returned 11.76% during the period. During the period from November 1, 2016 through February 28, 2017, the Fund’s performance was negatively impacted by its holdings in the Consumer Discretionary sector, including Domino’s Pizza Enterprises, and in the Information Technology sector, which included a position in Tencent Holdings Ltd.
On March 1, 2017, Sands Capital was appointed as the subadviser to the Fund in replacement of Marsico Capital Management, LLC. Over the two-month period ended April 30, 2017, the Fund returned 5.83% (Institutional Class) versus the 2.80% return of the Index. While a supportive macroeconomic backdrop aided the Fund, we believe strong business fundamentals were the primary drivers of results. Many of the businesses the Fund owned during the period reported results that beat expectations or laid the groundwork for what we expect to be continued long-term, above-average growth.
On an absolute basis, the largest contributors to investment results were LVMH Moet Hennessy Louis Vuitton (LVMH), Safran, Alibaba, American Tower, and Inditex. LVMH’s share price rose after the company announced it would acquire its parent company Dior. In addition to simplifying the corporate structure, the acquisition adds another valuable brand to LVMH’s portfolio, which we believe will be accretive to earnings. The acquisition further enhances what we believe is one of LVMH’s competitive advantages, specifically the ability to offer a luxury environment across brands, channels, and price points, and at significant scale.
On an absolute basis, the largest detractors to the Fund’s investment results were O’Reilly Automotive, Nike, Transdigm, Verisk, and Ross Stores. Shares of O’Reilly, a leading U.S.-based retailer of aftermarket automotive parts, were pressured after the company reported below-guidance results. The miss was primarily attributed to transitory impacts from warmer winter months and delayed tax refunds. We view these as short-term headwinds, and do not believe they alter our investment case. The Fund owns O’Reilly because we believe it is well positioned to consolidate the industry, and poised to continue expanding into large, under-served markets. This expansion should be facilitated by its robust distribution network, which in our view is tailored for high-frequency deliveries and enables better merchandise availability than its peers.
39

Harbor Global Leaders Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Visa Inc.	4.9%
TransDigm Group Inc.	4.5%
Alimentation Couche-Tard Inc.	4.3%
Starbucks Corp.	4.3%
HDFC Bank Ltd. ADR	4.2%
American Tower Corp.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.4%
Allergan PLC	3.3%
Dollar General Corp.	3.3%
Safran SA	3.3%
Outlook & Strategy
In managing the Fund’s portfolio, we use an investment philosophy that is based on fundamental, bottom-up research, designed to identify leading growth businesses that we expect to generate sustainable above-average earnings growth over the long-term, which we define as five years or beyond. The companies owned by the Fund during the period operate in what we believe are promising business spaces, often supported by durable secular tailwinds capable of sustaining growth through economic cycles. We expect the strength of individual business fundamentals will be the primary driver of the Fund’s investment results over time. However, we certainly pay attention to the macro environment in which these businesses are operating, and manage the portfolio with a ‘macro-aware’ approach.
To find the businesses we believe are the best fit for the Fund, we use six investment criteria to guide our research. They are: sustainable, above-average earnings growth; leadership position in a promising business space; significant competitive advantages or unique business franchise; clear mission and value-added focus; financial strength; and rational valuation relative to the market and business prospects. The companies that fit these criteria operate in what we believe are promising business spaces, often supported by durable secular tailwinds that are we think are capable of sustaining growth through economic cycles. Therefore, the strategy typically produces greater exposure to the Consumer, Technology, and Health Care sectors, where we more often find innovative companies that are benefiting from secular growth. Conversely, the strategy typically results in lower exposure to slower growing and cyclical sectors such as Energy and Utilities, where we find fewer companies that meet our six investment criteria.
We are optimistic about the health and growth of the businesses in the Fund’s portfolio. Regardless of the macroeconomic environment, we believe the companies held by the Fund are capable of producing strong business results and above-average growth over the long-term.

This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Global Leaders Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030
Cusip	411512874
Ticker	HGGAX
Inception Date	03/01/2009
Net Expense Ratio	0.90% [a,b]
Total Net Assets (000s)	$27,873

ADMINISTRATIVE CLASS

Fund #	2230
Cusip	411512866
Ticker	HRGAX
Inception Date	03/01/2009
Net Expense Ratio	1.15% [a,b]
Total Net Assets (000s)	$1,162

INVESTOR CLASS

Fund #	2430
Cusip	411512858
Ticker	HGGIX
Inception Date	03/01/2009
Net Expense Ratio	1.27% [a,b]
Total Net Assets (000s)	$8,606

RETIREMENT CLASS

Fund #	2530
Cusip	411512411
Ticker	HNGIX
Inception Date	03/01/2016
Net Expense Ratio	0.84% [a,b]
Total Net Assets (000s)	$1,870

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	12	48
Weighted Average Market Cap (MM)	$93,000	$111,811
Price/Earning Ratio (P/E)	28.7x	22.7x
Price/Book Ratio (P/B)	6.4x	3.1x
Beta vs. MSCI All Country World (ND) Index	0.96	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	117% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
c	Unannualized
41

Harbor Global Leaders Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 03/01/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Global Leaders Fund
Institutional Class	11.78%	12.00%	9.91%	16.99%	03/01/2009	$180,074
Administrative Class	11.67	11.72	9.64	16.69	03/01/2009	176,429
Investor Class	11.56	11.56	9.50	16.55	03/01/2009	174,685
Retirement Class[1]	11.83	12.05	9.92	16.99	03/01/2016	180,153
Comparative Index
MSCI All Country World (ND)	11.76%	15.13%	8.96%	13.89%	—	$144,660
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.05% (Gross) (Institutional Class); 1.15% (Net) and 1.30% (Gross) (Administrative Class); 1.27% (Net) and 1.42% (Gross) (Investor Class); and 0.82% (Net) and 0.97% (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
42

Harbor Global Leaders Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 2.0%)
COMMON STOCKS—98.0%
Shares		Value
AEROSPACE & DEFENSE—7.7%
15,650	Safran SA (FR)	$ 1,296
7,155	TransDigm Group Inc. (US)	1,765
		3,061
BANKS—4.2%
20,750	HDFC Bank Ltd. ADR (IND)[1]	1,652
BEVERAGES—2.6%
11,545	Fomento Economico Mexicano SAB de CV ADR (MEX)[1]	1,040
CAPITAL MARKETS—4.5%
16,275	Intercontinental Exchange Inc. (US)	980
6,675	Moody's Corp. (US)	790
		1,770
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.7%
2,640	Keyence Corp. (JP)	1,061
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
11,350	American Tower Corp. (US)	1,429
FOOD & STAPLES RETAILING—4.3%
37,125	Alimentation Couche-Tard Inc. (CAN)	1,707
HEALTH CARE EQUIPMENT & SUPPLIES—2.7%
8,100	Essilor International SA (FR)	1,050
HEALTH CARE PROVIDERS & SERVICES—2.8%
12,300	Fresenius Medical Care AG & Co. KGaA (GER)	1,092
HOTELS, RESTAURANTS & LEISURE—6.6%
200,500	Sands China Ltd. (CHN)	908
28,120	Starbucks Corp. (US)	1,689
		2,597
INTERNET & DIRECT MARKETING RETAIL—3.0%
649	Priceline Group Inc. (US)*	1,199
INTERNET SOFTWARE & SERVICES—10.0%
10,850	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,253
1,315	Alphabet Inc. Class A (US)*	1,216
COMMON STOCKS—Continued
Shares		Value
INTERNET SOFTWARE & SERVICES—Continued
11,375	Rightmove plc (UK)	$ 617
27,900	Tencent Holdings Ltd. (CHN)	874
		3,960
IT SERVICES—4.9%
21,139	Visa Inc. (US)	1,928
MULTILINE RETAIL—4.7%
17,825	Dollar General Corp. (US)	1,296
15,725	Don Quijote Holdings Co. Ltd. (JP)	573
		1,869
PHARMACEUTICALS—8.8%
5,325	Allergan PLC (IE)	1,299
16,400	Bristol-Myers Squibb Co. (US)	919
22,675	Zoetis Inc. (US)	1,272
		3,490
PROFESSIONAL SERVICES—2.8%
13,450	Verisk Analytics Inc. (US)*	1,114
ROAD & RAIL—2.0%
6,890	Union Pacific Corp. (US)	771
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.5%
41,375	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,368
SOFTWARE—6.2%
7,865	Adobe Systems Inc. (US)*	1,052
9,195	Dassault Systemes SE (FR)	820
4,450	Intuit Inc. (US)	557
		2,429
SPECIALTY RETAIL—5.5%
23,075	Industria de Diseno Textil SA (SP)	885
2,390	O'Reilly Automotive Inc. (US)*	593
10,850	Ross Stores Inc. (US)	705
		2,183
TEXTILES, APPAREL & LUXURY GOODS—4.9%
4,170	LVMH Moet Hennessy Louis Vuitton SE (FR)	1,029
16,275	NIKE Inc. (US)	902
		1,931
TOTAL COMMON STOCKS
(Cost $35,667)		38,701

43

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—2.1%
(Cost $836)
Principal Amount		Value
REPURCHASE AGREEMENTS
$836	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $857)	$ 836
TOTAL INVESTMENTS—100.1%
(Cost $36,503)		39,537
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(26)
TOTAL NET ASSETS—100.0%		$39,511
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 1,299	$ 6,789	$—	$ 8,088
Latin America	1,040	—	—	1,040
Middle East/Central Asia	1,652	—	—	1,652
North America	21,884	—	—	21,884
Pacific Basin	2,621	3,416	—	6,037
Short-Term Investments
Repurchase Agreements	—	836	—	836
Total Investments in Securities	$28,496	$11,041	$—	$39,537
There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
44

Harbor Emerging Markets Equity Fund
Managers' Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank Carroll
Since 2013
Tim Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank Carroll

Tim Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging market equities generated strong returns during the six-months ended April 30, 2017. This performance reflects a recovery from a sell-off that followed Donald Trump’s presidential victory. Stronger-than-expected economic growth, rising earnings expectations, strengthening currencies and several individual country factors contributed to the strength in emerging market equities during this period.
Expectations of stronger growth in the U.S. and Europe, in addition to continued growth in China, supported commodity prices and raised hopes for an acceleration of global trade growth. Consensus 2017 earnings estimates for the MSCI Emerging Markets (ND) Index were raised by about 4% during this period, largely on the back of upward revisions related to Technology, Materials and Energy stocks. This is in sharp contrast to the prior five years, when earnings expectations were revised downward during the early part of each calendar year. President Trump’s victory initially triggered a U.S. Dollar rally, particularly against the currencies of countries perceived to be most vulnerable to trade restrictions, such as the Mexican Peso; however, the consensus strong U.S. Dollar position was challenged at the start of 2017, and the U.S. Dollar declined relative to most emerging market currencies. This U.S. Dollar weakness in 2017 helped relieve concerns related to the effects of a strengthening U.S. Dollar on emerging market countries and helped propel their equity markets higher. The Mexican Peso fell sharply after the election but rallied with the U.S. Dollar’s decline, ending the period virtually unchanged.
Nearly all markets were positive during the period. South Korea benefitted from strong foreign fund inflows, positive earnings revisions, particularly in the Technology sector, and relieved political concerns with the conclusion of South Korea President Park’s impeachment process. China performed well thanks to strong economic and company data, slowing capital outflows, and a stable currency. India fell sharply in November after the government demonetized large currency notes in an effort to tax its informal economy, but recovered nicely as the growth impact of demonetization was less than feared, and after the ruling Bharatiya Janata Party’s (BJP) victories in state elections. Russia rallied sharply early in the period on oil price strength and potentially better relations with the U.S. under a Trump administration; however, this performance trailed off after the oil price rally faded and a stronger ruble crimped exporters’ profit margins.
Performance
The Harbor Emerging Markets Equity Fund returned 11.29% (Institutional Class), 11.04% (Administrative Class), 10.98% (Investor Class), and 11.24% (Retirement Class) for the six-months ended April 30, 2017, compared to the 8.88% return of the MSCI Emerging Markets (ND) Index.
Consistent with our bottom-up investment process, stock selection explained the bulk of the Fund’s outperformance. Relative performance was primarily helped by strong stock selection in South Korea and Brazil, which more than offset negative stock selection in China and Taiwan. The Fund’s overweight to Russia was a positive contributor to performance, while the Fund’s overweight to Brazil hurt relative performance. Positive stock selection among Consumer Discretionary, Information Technology and Energy helped drive performance, while there was negative selection among Health Care and Real Estate companies.
Outlook & Strategy
Investors are worried about numerous risk factors today, including conflicts or tensions in the Middle East and North Korea, the potential impact of gradual U.S. Federal Reserve tightening, high valuations in developed market equity and fixed markets, and potential trade wars. We
45

Harbor Emerging Markets Equity Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Samsung Electronics Co. Ltd.	6.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.1%
Tencent Holdings Ltd.	3.8%
Alibaba Group Holding Ltd. ADR	3.1%
Itau Unibanco Holding SA ADR	2.9%
China Overseas Land & Investment Ltd.	2.2%
ICICI Bank Ltd. ADR	2.2%
Lukoil PJSC ADR	2.0%
Reliance Industries Ltd.	2.0%
Vale SA ADR	2.0%
do not have answers or predicted outcomes for these genuine market concerns. Instead, we remain focused on constructing a portfolio for the Fund from the bottom-up, emphasizing valuation, business model strength, financial condition and likely future cash flows.
We remain optimistic about the long-term prospects for emerging markets equities, which continue to trade at a low price-to-book value relative to the Index’s long-term average and relative to developed market equities generally. Additionally, the Fund currently trades at a discount to its Index on a price-to-book basis as of period end. We believe the Fund is positioned well for further market strength and a continued rotation into value oriented stocks. We also emphasize that most of the companies the Fund is invested in have, in our opinion, very strong balance sheets, which we expect to further strengthen this year given their disciplined capital investment plans and earnings growth.
The Fund holds significant overweight positions in China, Brazil and Russia. We also increased the Fund’s positioning in India, bringing the Fund overweight relative to the benchmark as of April 30, 2017. Notable country underweights continue to include Taiwan and Malaysia. The Fund holds substantial positions among Taiwanese exporters, but we struggle to find interesting names in the domestic sectors. The Fund did not hold any investments in Malaysia as of period end.
From a sector standpoint, we continue to find many attractively valued, economically-sensitive companies, leading to a pronounced tilt towards value and cyclical stocks with overweights to Financials and Materials. Underweights include Consumer Staples, Consumer Discretionary and Industrials. This mix made the Fund somewhat more sensitive to economic growth and less defensive than the Index, which reflects our perception of potential upside compared to the risks already priced into the market.

This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
46

Harbor Emerging Markets Equity Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036
Cusip	411512692
Ticker	HAEMX
Inception Date	11/01/2013
Net Expense Ratio	1.15% [a,b]
Total Net Assets (000s)	$44,607

ADMINISTRATIVE CLASS

Fund #	2236
Cusip	411512684
Ticker	HREMX
Inception Date	11/01/2013
Net Expense Ratio	1.40% [a,b]
Total Net Assets (000s)	$241

INVESTOR CLASS

Fund #	2436
Cusip	411512676
Ticker	HIEEX
Inception Date	11/01/2013
Net Expense Ratio	1.52% [a,b]
Total Net Assets (000s)	$590

RETIREMENT CLASS

Fund #	2536
Cusip	411512395
Ticker	HNEMX
Inception Date	03/01/2016
Net Expense Ratio	1.09% [a,b]
Total Net Assets (000s)	$1,600

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	14	26
Weighted Average Market Cap (MM)	$80,439	$68,236
Price/Earning Ratio (P/E)	17.5x	17.9x
Price/Book Ratio (P/B)	2.1x	2.3x
Beta vs. MSCI Emerging Markets (ND) Index	1.09	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	28% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
c	Unannualized
47

Harbor Emerging Markets Equity Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
	6 Months			Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class	11.29%	24.47%	N/A	-0.85%	11/01/2013	$48,528
Administrative Class	11.04	24.22	N/A	-1.11	11/01/2013	48,092
Investor Class	10.98	23.85	N/A	-1.24	11/01/2013	47,859
Retirement Class[1]	11.24	24.42	N/A	-0.86	03/01/2016	48,507
Comparative Index
MSCI Emerging Markets (ND)	8.88%	19.13%	N/A	0.66%	—	$51,168
As stated in the Fund’s current prospectus, the expense ratios were 1.15% (Net) and 1.50% (Gross) (Institutional Class); 1.40% (Net) and 1.75% (Gross) (Administrative Class); 1.52% (Net) and 1.87% (Gross) (Investor Class); and 1.07% (Net) and 1.42% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
48

Harbor Emerging Markets Equity Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 3.8%)
COMMON STOCKS—94.3%
Shares		Value
AIRLINES—0.8%
15,794	Azul SA ADR (BR)*,1	$ 359
AUTOMOBILES—1.0%
292,000	Brilliance China Automotive Holdings Ltd. (CHN)	489
BANKS—20.9%
269,082	Alpha Bank AE (GRC)*	573
24,627	Axis Bank Ltd. (IND)	195
764,200	Bank Rakyat Indonesia Persero Tbk PT (IDR)	738
871,000	China Construction Bank Corp. (CHN)	707
313,000	China Merchants Bank Co. Ltd. (CHN)	811
98,737	Grupo Financiero Banorte SAB de CV (MEX)	570
24,593	Hana Financial Group Inc. (S. KOR)	845
121,536	ICICI Bank Ltd. ADR (IND)[1]	1,041
1,272,000	Industrial & Commercial Bank of China Ltd. (CHN)	829
109,044	Itau Unibanco Holding SA ADR (BR)[1]	1,341
101,300	Kasikornbank PCL (THA)	541
32,300	Kasikornbank PCL NVDR (THA)[2]	173
55,879	Sberbank of Russia PJSC ADR (RUS)[1]	666
154,120	Turkiye Halk Bankasi AS (TUR)	511
128,900	United Bank Ltd. (PAK)	306
		9,847
BEVERAGES—1.1%
93,927	AmBev SA ADR (BR)[1]	538
CAPITAL MARKETS—0.9%
461,500	China Galaxy Securities Co. Ltd. (CHN)	421
CHEMICALS—3.3%
99,598	Mexichem SAB de CV (MEX)	274
35,800	PhosAgro PJSC GDR (RUS)[2]	528
16,613	Sasol Ltd. (S. AFR)	509
2,684,000	Tianhe Chemicals Group Ltd. (CHN)*,3	241 [x]
		1,552
COMMERCIAL SERVICES & SUPPLIES—1.1%
366,900	China Everbright International Ltd. (CHN)	496
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—0.9%
511,000	China Railway Group Ltd. (CHN)	$ 432
CONSTRUCTION MATERIALS—4.2%
173,000	Anhui Conch Cement Co. Ltd. (CHN)	605
94,928	Cemex SAB de CV ADR (MEX)[1]	875
502,000	Semen Indonesia Persero TBK PT (IDR)	332
1,207,800	West China Cement Ltd. (CHN)*	182
		1,994
DIVERSIFIED FINANCIAL SERVICES—1.0%
130,870	FirstRand Ltd. (S. AFR)	488
DIVERSIFIED TELECOMMUNICATION SERVICES—3.2%
1,856,000	China Telecom Corp. Ltd. (CHN)	905
39,359	Telefonica Brasil SA ADR (BR)[1]	582
		1,487
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
101,406	Delta Electronics Inc. (TW)	571
FOOD PRODUCTS—1.0%
35,843	BRF SA ADR (BR)*,1	446
HOTELS, RESTAURANTS & LEISURE—2.2%
59,845	CVC Brasil Operadora e Agencia de Viagens SA (BR)*	584
95,618	Sands China Ltd. (CHN)	433
		1,017
HOUSEHOLD DURABLES—0.7%
136,989	Haier Electronics Group Co. Ltd. (CHN)	318
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.0%
610,000	China Longyuan Power Group Corp. Ltd. (CHN)	469
INDUSTRIAL CONGLOMERATES—0.1%
1,843	Industries Qatar QSC (QA)	53
INSURANCE—5.1%
233,000	China Life Insurance Co. Ltd. (CHN)	709
220,400	China Pacific Insurance Group Co. Ltd. (CHN)	813
64,152	ICICI Prudential Life Insurance Co. Ltd. (IND)[3]	405
4,830	Samsung Life Insurance Co. Ltd. (S. KOR)	465
		2,392
INTERNET SOFTWARE & SERVICES—7.3%
12,401	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,432
770	NetEase Inc. ADR (CHN)[1]	204
405	Netmarble Games Corp. (S. KOR)*,3	56 [y]
56,200	Tencent Holdings Ltd. (CHN)	1,761
		3,453
IT SERVICES—1.2%
16,411	Tata Consultancy Services Ltd. (IND)	580
MEDIA—1.4%
3,494	Naspers Ltd. (S. AFR)	664
METALS & MINING—5.2%
56,212	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	642
116,573	Gerdau SA ADR (BR)[1]	356
1,993	POSCO (S. KOR)	471
117,196	Vale SA ADR (BR)*,1	962
		2,431

49

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—7.5%
180,500	China Shenhua Energy Co. Ltd. (CHN)	$ 420
3,736	CNOOC Ltd. ADR (CHN)[1]	434
18,739	Lukoil PJSC ADR (RUS)[1]	930
950,000	PetroChina Co. Ltd. (CHN)	668
28,598	Reliance Industries Ltd. (IND)*	619
82,678	Rosneft Oil Co PJSC GDR (RUS)[2]	457
		3,528
PERSONAL PRODUCTS—2.4%
2,344	Amorepacific Corp. (S. KOR)	601
57,212	Natura Cosmeticos SA (BR)	545
		1,146
PHARMACEUTICALS—0.9%
43,072	Aurobindo Pharma Ltd. (IND)	407
PROFESSIONAL SERVICES—0.2%
6,435	L&T Technology Services Ltd. (IND)[3]	77
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.6%
1,612,700	Bumi Serpong Damai TBK PT (IDR)	216
352,000	China Overseas Land & Investment Ltd. (CHN)	1,021
		1,237
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.7%
15,949	SK Hynix Inc. (S. KOR)	756
72,227	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	2,388
		3,144
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.3%
30,175	Advantech Co. Ltd. (TW)	244
1,630	Samsung Electronics Co. Ltd. (S. KOR)	3,195
		3,439
WIRELESS TELECOMMUNICATION SERVICES—1.9%
45,908	America Movil SAB de CV ADR (MEX)[1]	707
625,800	Sarana Menara Nusantara TBK PT (IDR)*	182
		889
TOTAL COMMON STOCKS
(Cost $37,955)		44,364

PARTICIPATION (EQUITY LINKED) NOTES—1.9%
Principal Amount		Value
BANKS—1.2%
	Axis Bank Ltd. (IND)*
$46,404	$0.01–11/25/2019	$ 368
	United Bank Ltd. (PAK)*,3
82,145	$0.01–06/17/2019	194
		562
OIL, GAS & CONSUMABLE FUELS—0.7%
	Reliance Industries Ltd. (IND)*
14,817	$0.01–07/08/2019	322
TOTAL PARTICIPATION (EQUITY LINKED) NOTES
(Cost $734)		884

SHORT-TERM INVESTMENTS—4.5%
(Cost $2,110)
REPURCHASE AGREEMENTS
2,110	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $2,153)	2,110
TOTAL INVESTMENTS—100.7%
(Cost $40,799)		47,358
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(320)
TOTAL NET ASSETS—100.0%		$47,038

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 642	$ 1,661	$ —	$ 2,303
Europe	—	3,665	—	3,665
Latin America	8,139	—	—	8,139
Middle East/Central Asia	1,523	2,160	—	3,683
Pacific Basin	4,458	21,819	297	26,574
Participation (Equity Linked) Notes
Middle East/Central Asia	—	884	—	884
50

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Repurchase Agreements	$ —	$ 2,110	$ —	$ 2,110
Total Investments in Securities	$14,762	$32,299	$297	$47,358
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Common Stocks	$242	$57	$—	$—	$—	$(2)	$—	$—	$297
Of the Level 2 investments presented above, certain Common Stocks valued at $482 were categorized in Level 1 at October 31, 2016. Transfers from Level 1 to Level 2 were a result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Netmarble Games Corp. (S. KOR)*,3	$ 56	Market Approach	IPO Price	₩ 157,000
Tianhe Chemicals Group Ltd. (CHN)*,3	241	Market Approach	Liquidity Discount	HK$ 0.70
	$297
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $973,000 or 2% of net assets.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2017 (000s)
	Common Stocks	$(271)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using a liquidity discount which is a Level 3 input.
y	Fair Valued in accordance with Harbor Funds Valuation Procedures using the IPO subscription price which is a Level 3 input.
HK$	Hong Kong Dollar
₩	South Korean Won
The accompanying notes are an integral part of the Financial Statements.
51

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52

Harbor International & Global Funds
StatementS of Assets and Liabilities—April 30, 2017 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$27,175,339	$171,077	$ 322,460	$18,811	$36,503	$40,799
Investments, at value(including securities loaned of $1,737,293, $0, $7,265, $294, $0 and $0)	$36,188,523	$178,060	$ 345,138	$21,252	$38,701	$45,248
Repurchase agreements	79,314	10,722	5,946	1,211	836	2,110
Cash	1	—	—	1	1	1
Foreign currency, at value (cost: $0,$3,300,$36, $6, $0 and $9)	—	3,300	36	6	—	9
Receivables for:
Investments sold	395,206	4,111	1,234	111	—	80
Foreign currency spot contracts	26	6	1	—	—	—
Capital shares sold	21,430	1	274	2	2	3
Dividends	94,316	1,123	743	55	19	90
Interest	88	—	—	—	—	—
Securities lending income	274	—	—	—	—	—
Purchased options, at value (cost: $14,434,$0,$0,$0,$0 and $0)	12,561	—	—	—	—	—
Withholding tax	90,010	123	500	15	23	1
Prepaid registration fees	945	57	36	21	36	30
Prepaid fund insurance	121	1	1	—	—	—
Other assets	2,623	88	85	23	13	16
Total Assets	36,885,438	197,592	353,994	22,697	39,631	47,588
LIABILITIES
Payables for:
Investments purchased	10,950	6,252	2,949	219	—	432
Foreign currency spot contracts	474	—	5	—	—	—
Capital shares reacquired	111,401	6	168	—	65	—
Collateral for securities loaned	1,828,036	—	7,628	309	—	—
Accrued expenses:
Management fees	19,200	141	206	15	24	36
12b-1 fees	499	1	3	—	2	—
Transfer agent fees	2,387	15	22	1	3	3
Trustees' fees and expenses	426	1	3	—	1	—
Other	15,827	196	230	34	25	79
Total Liabilities	1,989,200	6,612	11,214	578	120	550
NET ASSETS	$34,896,238	$190,980	$ 342,780	$22,119	$39,511	$47,038
Net Assets Consist of:
Paid-in capital	$26,132,852	$166,493	$ 481,807	$18,676	$32,401	$49,131
Accumulated undistributed net investment income/(loss)	(145,233)	1,173	1,002	38	(40)	(6)
Accumulated net realized gain/(loss)	(180,949)	5,608	(168,600)	(248)	4,116	(8,620)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,094,655	17,706	28,571	3,653	3,034	6,533
Unrealized appreciation/(depreciation) of other financial instruments	(5,087)	—	—	—	—	—
	$34,896,238	$190,980	$ 342,780	$22,119	$39,511	$47,038

The accompanying notes are an integral part of the Financial Statements.

53

	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$31,117,882	$176,829	$308,859	$20,619	$27,873	$44,607
Shares of beneficial interest[1]	475,381	16,515	22,217	1,715	1,229	4,722
Net asset value per share[2]	$ 65.46	$ 10.71	$ 13.90	$ 12.03	$ 22.68	$ 9.45
Administrative Class
Net assets	$ 449,990	$ 273	$ 387	$ 298	$ 1,162	$ 241
Shares of beneficial interest[1]	6,898	26	28	25	52	25
Net asset value per share[2]	$ 65.24	$ 10.70	$ 13.90	$ 12.02	$ 22.40	$ 9.44
Investor Class
Net assets	$ 2,011,700	$ 4,523	$ 14,183	$ 436	$ 8,606	$ 590
Shares of beneficial interest[1]	31,012	424	1,026	36	388	63
Net asset value per share[2]	$ 64.87	$ 10.66	$ 13.82	$ 12.02	$ 22.19	$ 9.42
Retirement Class
Net assets	$ 1,316,666	$ 9,355	$ 19,351	$ 766	$ 1,870	$ 1,600
Shares of beneficial interest[1]	20,117	874	1,391	64	82	169
Net asset value per share[2]	$ 65.45	$ 10.70	$ 13.91	$ 12.03	$ 22.69	$ 9.44

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
54

Harbor International & Global Funds
StatementS of Operations—Six Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 371,072	$ 2,812	$ 2,959	$ 157	$ 156	$ 370
Net securities lending income	861	1	14	—	2	—
Interest	1,865	—	1	—	—	—
Foreign taxes withheld	(29,501)	(301)	(294)	(18)	(9)	(41)
Total Investment Income	344,297	2,512	2,680	139	149	329
Operating Expenses
Management fees	118,937	727	1,134	81	141	194
12b-1 fees:
Administrative Class	577	—	—	—	2	—
Investor Class	2,517	2	16	1	12	1
Shareholder communications	2,151	1	22	—	1	1
Custodian fees	3,883	185	43	19	12	41
Transfer agent fees:
Institutional Class	13,048	79	118	8	11	16
Administrative Class	192	—	—	—	1	—
Investor Class	2,047	2	13	—	9	1
Retirement Class	106	—	1	—	—	—
Professional fees	524	22	9	5	3	10
Trustees' fees and expenses	527	2	4	—	1	1
Registration fees	104	39	32	38	29	32
Miscellaneous	188	6	6	5	5	6
Total expenses	144,801	1,065	1,398	157	227	303
Management fees waived	(1,096)	—	—	—	—	—
Transfer agent fees waived	(1,434)	(8)	(12)	(1)	(1)	(2)
Other expenses reimbursed	—	(231)	(78)	(65)	(38)	(66)
Custodial expense reductions	(5)	—	—	—	—	—
Net expenses	142,266	826	1,308	91	188	235
Net Investment Income/(Loss)	202,031	1,686	1,372	48	(39)	94
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	188,885	8,306	2,833	104	6,640	420
Foreign currency transactions	(4,953)	(90)	(45)	(3)	(2)	(9)
Purchased options	—	—	—	11	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,124,922	12,609	24,707	2,317	(2,403)	3,800
Purchased options	3,214	(1)	—	—	—	—
Translations of assets and liabilities in foreign currencies	1,979	19	15	2	—	—
Net gain/(loss) on investment transactions	3,314,047	20,843	27,510	2,431	4,235	4,211
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,516,078	$22,529	$28,882	$2,479	$ 4,196	$4,305
The accompanying notes are an integral part of the Financial Statements.

55

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56

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 2, 2015[a] through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 202,031	$ 647,931	$ 1,686	$ 2,348	$ 1,372	$ 3,803
Net realized gain/(loss) on investments	183,932	(101,090)	8,216	(2,906)	2,788	(4,939)
Change in net unrealized appreciation/(depreciation) of investments	3,130,115	(2,292,960)	12,627	5,079	24,722	8,148
Net increase/(decrease) in assets resulting from operations	3,516,078	(1,746,119)	22,529	4,521	28,882	7,012
Distributions to Shareholders
Net investment income:
Institutional Class	(621,061)	(663,480)	(2,150)	(21)	(3,507)	(2,643)
Administrative Class	(7,902)	(11,261)	(3)	—	(3)	(1)
Investor Class	(31,060)	(39,315)	(23)	—	(119)	(96)
Retirement Class	(16,825)	—	(24)	—	(32)	—
Net realized gain on investments:
Institutional Class	—	(1,087,932)	—	—	—	—
Administrative Class	—	(21,975)	—	—	—	—
Investor Class	—	(89,647)	—	—	—	—
Retirement Class	—	—	—	—	—	—
Total distributions to shareholders	(676,848)	(1,913,610)	(2,200)	(21)	(3,661)	(2,740)
Net Increase/(Decrease) Derived from Capital Share Transactions	(4,583,668)	(5,484,241)	18,027	148,124	23,762	18,757
Net increase/(decrease) in net assets	(1,744,438)	(9,143,970)	38,356	152,624	48,983	23,029
Net Assets
Beginning of period	36,640,676	45,784,646	152,624	—	293,797	270,768
End of period*	$34,896,238	$36,640,676	$190,980	$152,624	$342,780	$293,797
* Includes accumulated undistributed net investment income/(loss) of:	$ (145,233)	$ 329,584	$ 1,173	$ 1,687	$ 1,002	$ 3,291

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2016 through April 30, 2017	February 1, 2016[a] through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)

$ 48	$ 177	$ (39)	$ (33)	$ 94	$ 338
112	(338)	6,638	(2,275)	411	(5,773)
2,319	1,334	(2,403)	738	3,800	9,206
2,479	1,173	4,196	(1,570)	4,305	3,771

(198)	—	—	—	(397)	(339)
(2)	—	—	—	(2)	(1)
(2)	—	—	—	(4)	(2)
(7)	—	—	—	(16)	—

—	—	—	(1,124)	—	—
—	—	—	(37)	—	—
—	—	—	(446)	—	—
—	—	—	—	—	—
(209)	—	—	(1,607)	(419)	(342)
1,161	17,515	(3,781)	(7,020)	4,728	(7,535)
3,431	18,688	415	(10,197)	8,614	(4,106)

18,688	—	39,096	49,293	38,424	42,530
$22,119	$18,688	$39,511	$ 39,096	$47,038	$38,424
$ 38	$ 199	$ (40)	$ (1)	$ (6)	$ 319
58

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 2, 2015[a] through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 2,014,010	$ 6,472,181	$ 77,097	$215,224	$ 34,177	$ 57,542
Reinvested distributions	537,810	1,536,571	2,114	21	3,417	2,591
Cost of shares reacquired	(7,172,008)	(12,709,358)	(72,345)	(69,472)	(29,566)	(40,817)
Net increase/(decrease) in net assets	$(4,620,188)	$ (4,700,606)	$ 6,866	$145,773	$ 8,028	$ 19,316
Administrative Class
Net proceeds from sale of shares	$ 53,493	$ 120,940	$ —	$ 253	$ 38	$ 367
Reinvested distributions	7,713	31,538	3	—	4	1
Cost of shares reacquired	(158,989)	(397,568)	—	—	(15)	(375)
Net increase/(decrease) in net assets	$ (97,783)	$ (245,090)	$ 3	$ 253	$ 27	$ (7)
Investor Class
Net proceeds from sale of shares	$ 129,421	$ 394,564	$ 4,354	$ 334	$ 1,030	$ 1,793
Reinvested distributions	30,486	126,893	23	—	117	95
Cost of shares reacquired	(503,164)	(1,797,732)	(451)	—	(1,501)	(4,556)
Net increase/(decrease) in net assets	$ (343,257)	$ (1,276,275)	$ 3,926	$ 334	$ (354)	$ (2,668)
Retirement Class
Net proceeds from sale of shares	$ 533,017	$ 785,702	$ 7,870	$ 1,780	$ 16,458	$ 2,316
Reinvested distributions	16,824	—	23	—	32	—
Cost of shares reacquired	(72,282)	(47,972)	(661)	(16)	(429)	(200)
Net increase/(decrease) in net assets	$ 477,559	$ 737,730	$ 7,232	$ 1,764	$ 16,061	$ 2,116

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

59

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2016 through April 30, 2017	February 1, 2016[a] through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)

$ 935	$16,564	$ 1,865	$ 2,664	$ 8,047	$ 4,774
198	—	—	1,101	397	339
(137)	(184)	(2,363)	(10,475)	(3,900)	(13,818)
$ 996	$16,380	$ (498)	$ (6,710)	$ 4,544	$ (8,705)

$ 1	$ 245	$ 62	$ 297	$ —	$ —
2	—	—	37	2	1
—	—	(281)	(193)	—	—
$ 3	$ 245	$ (219)	$ 141	$ 2	$ 1

$ 99	$ 473	$ 143	$ 1,793	$ 152	$ 1,116
2	—	—	446	4	2
—	(198)	(3,164)	(4,323)	(98)	(1,092)
$ 101	$ 275	$(3,021)	$ (2,084)	$ 58	$ 26

$ 176	$ 615	$ 162	$ 1,732	$ 131	$ 1,162
7	—	—	—	16	—
(122)	—	(205)	(99)	(23)	(19)
$ 61	$ 615	$ (43)	$ 1,633	$ 124	$ 1,143
60

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 2, 2015[a] through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	33,131	109,758	7,690	22,533	2,713	4,573
Shares issued due to reinvestment of distributions	9,240	26,048	220	2	282	212
Shares reacquired	(117,594)	(212,523)	(6,779)	(7,151)	(2,314)	(3,274)
Net increase/(decrease) in shares outstanding	(75,223)	(76,717)	1,131	15,384	681	1,511
Beginning of period	550,604	627,321	15,384	—	21,536	20,025
End of period	475,381	550,604	16,515	15,384	22,217	21,536
Administrative Class
Shares sold	879	2,042	—	25	3	30
Shares issued due to reinvestment of distributions	133	536	1	—	—	—
Shares reacquired	(2,625)	(6,804)	—	—	(1)	(30)
Net increase/(decrease) in shares outstanding	(1,613)	(4,226)	1	25	2	—
Beginning of period	8,511	12,737	25	—	26	26
End of period	6,898	8,511	26	25	28	26
Investor Class
Shares sold	2,156	6,701	432	34	81	145
Shares issued due to reinvestment of distributions	528	2,169	2	—	10	8
Shares reacquired	(8,386)	(30,082)	(44)	—	(118)	(368)
Net increase/(decrease) in shares outstanding	(5,702)	(21,212)	390	34	(27)	(215)
Beginning of period	36,714	57,926	34	—	1,053	1,268
End of period	31,012	36,714	424	34	1,026	1,053
Retirement Class
Shares sold	8,727	13,062	755	185	1,238	198
Shares issued due to reinvestment of distributions	289	—	2	—	2	—
Shares reacquired	(1,165)	(796)	(66)	(2)	(32)	(15)
Net increase/(decrease) in shares outstanding	7,851	12,266	691	183	1,208	183
Beginning of period	12,266	—	183	—	183	—
End of period	20,117	12,266	874	183	1,391	183

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

61

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2016 through April 30, 2017	February 1, 2016[a] through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)

83	1,644	88	130	896	653
19	—	—	52	48	46
(13)	(18)	(114)	(503)	(457)	(1,780)
89	1,626	(26)	(321)	487	(1,081)
1,626	—	1,255	1,576	4,235	5,316
1,715	1,626	1,229	1,255	4,722	4,235

—	25	3	14	—	—
—	—	—	2	—	—
—	—	(13)	(9)	—	—
—	25	(10)	7	—	—
25	—	62	55	25	25
25	25	52	62	25	25

9	47	7	89	17	154
—	—	—	21	1	—
—	(20)	(155)	(211)	(11)	(150)
9	27	(148)	(101)	7	4
27	—	536	637	56	52
36	27	388	536	63	56

16	58	8	89	15	157
1	—	—	—	2	—
(11)	—	(10)	(5)	(3)	(2)
6	58	(2)	84	14	155
58	—	84	—	155	—
64	58	82	84	169	155
62

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 60.30	$ 65.67	$ 68.09	$ 70.79	$ 59.12	$ 56.19
Income from Investment Operations
Net investment income/(loss)[a]	0.36 [e]	0.99 [e]	1.22 [e]	1.25	1.24	1.10
Net realized and unrealized gains/(losses) on investments	5.96	(3.51)	(2.22)	(2.45)	11.69	3.15
Total from investment operations	6.32	(2.52)	(1.00)	(1.20)	12.93	4.25
Less Distributions
Dividends from net investment income	(1.16)	(1.08)	(1.42)	(1.50)	(1.26)	(1.32)
Distributions from net realized capital gains[1]	—	(1.77)	—	—	—	—
Total distributions	(1.16)	(2.85)	(1.42)	(1.50)	(1.26)	(1.32)
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	65.46	60.30	65.67	68.09	70.79	59.12
Net assets end of period (000s)	$31,117,882	$33,201,899	$41,195,827	$43,385,100	$39,828,959	$29,723,443
Ratios and Supplemental Data (%)
Total return[b]	10.73% [c]	(3.74)%	(1.48)%	(1.69)%	22.19%	7.95%
Ratio of total expenses to average net assets[2]	0.81 [d]	0.79	0.76	0.76	0.76	0.78
Ratio of net expenses to average net assets[a]	0.80 [d]	0.77	0.74	0.73	0.74	0.77
Ratio of net investment income to average net assets[a]	1.18 [d]	1.66	1.80	1.78	1.96	1.96
Portfolio turnover	7 [c]	14	25	11	10	11

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 59.61	$ 64.86	$ 67.23	$ 69.92	$ 58.42	$ 55.51
Income from Investment Operations
Net investment income/(loss)[a]	0.24 [e]	0.73 [e]	0.96 [e]	1.07	1.01	0.87
Net realized and unrealized gains/(losses) on investments	5.92	(3.43)	(2.19)	(2.51)	11.54	3.14
Total from investment operations	6.16	(2.70)	(1.23)	(1.44)	12.55	4.01
Less Distributions
Dividends from net investment income	(0.90)	(0.78)	(1.14)	(1.25)	(1.05)	(1.10)
Distributions from net realized capital gains[1]	—	(1.77)	—	—	—	—
Total distributions	(0.90)	(2.55)	(1.14)	(1.25)	(1.05)	(1.10)
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	64.87	59.61	64.86	67.23	69.92	58.42
Net assets end of period (000s)	$ 2,011,700	$ 2,188,360	$ 3,756,852	$ 4,786,270	$ 5,279,866	$ 4,169,704
Ratios and Supplemental Data (%)
Total return[b]	10.51% [c]	(4.09)%	(1.84)%	(2.05)%	21.76%	7.54%
Ratio of total expenses to average net assets[2]	1.18 [d]	1.16	1.13	1.13	1.13	1.15
Ratio of net expenses to average net assets[a]	1.17 [d]	1.14	1.11	1.10	1.11	1.14
Ratio of net investment income to average net assets[a]	0.81 [d]	1.23	1.43	1.46	1.60	1.60
Portfolio turnover	7 [c]	14	25	11	10	11
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 59.99	$ 65.32	$ 67.48	$ 70.18	$ 58.63	$ 55.72

0.27 [e]	0.79 [e]	1.04 [e]	1.91 [i]	1.03	0.99
5.96	(3.44)	(2.20)	(3.27)	11.63	3.09
6.23	(2.65)	(1.16)	(1.36)	12.66	4.08

(0.98)	(0.91)	(1.00)	(1.34)	(1.11)	(1.17)
—	(1.77)	—	—	—	—
(0.98)	(2.68)	(1.00)	(1.34)	(1.11)	(1.17)
—	—	—	—	— *	— *
65.24	59.99	65.32	67.48	70.18	58.63
$449,990	$510,575	$831,967	$961,478	$2,896,387	$2,210,914

10.59% [c]	(3.97)%	(1.73)%	(1.93)%	21.87%	7.67%
1.06 [d]	1.04	1.01	1.01	1.01	1.03
1.05 [d]	1.02	0.99	0.98	0.99	1.02
0.91 [d]	1.33	1.54	1.85	1.66	1.71
7 [c]	14	25	11	10	11

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[f]
		(Unaudited)
$ 60.32	$57.14

0.43 [e]	0.68 [e]
5.90	2.50
6.33	3.18

(1.20)	—
—	—
(1.20)	—
—	—
65.45	60.32
$1,316,666	$739,842

10.75% [c]	5.57% [c]
0.75 [d]	0.75 [d]
0.74 [d]	0.72 [d]
1.43 [d]	1.68 [d]
7 [c]	14
64

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class		Administrative Class
	6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]	6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 9.77	$ 10.00	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.20 [e]	0.07 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	0.98	(0.42)	0.98	(0.38)
Total from investment operations	1.07	(0.22)	1.05	(0.25)
Less Distributions
Dividends from net investment income	(0.13)	(0.01)	(0.10)	— *
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.13)	(0.01)	(0.10)	— *
Net asset value end of period	10.71	9.77	10.70	9.75
Net assets end of period (000s)	$176,829	$150,263	$ 273	$ 246
Ratios and Supplemental Data (%)
Total return[b]	11.09% [c]	(2.25)% [c]	10.92% [c]	(2.49)% [c]
Ratio of total expenses to average net assets[2]	1.10 [d]	1.22 [d]	1.35 [d]	1.46 [d]
Ratio of net expenses to average net assets[a]	0.85 [d]	0.85 [d]	1.10 [d]	1.10 [d]
Ratio of net investment income to average net assets[a]	1.72 [d]	2.13 [d]	1.38 [d]	1.39 [d]
Portfolio turnover	39 [c]	68 [c]	39 [c]	68 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Investor Class		Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[g]	6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[f]
(Unaudited)		(Unaudited)
$ 9.74	$10.00	$ 9.77	$ 9.21

0.10 [e]	0.12 [e]	0.14 [e]	0.06 [e]
0.95	(0.38)	0.92	0.50
1.05	(0.26)	1.06	0.56

(0.13)	—	(0.13)	—
—	—	—	—
(0.13)	—	(0.13)	—
10.66	9.74	10.70	9.77
$4,523	$ 329	$9,355	$1,786

10.90% [c]	(2.60)% [c]	11.04% [c]	6.08% [c]
1.47 [d]	1.59 [d]	1.03 [d]	1.17 [d]
1.22 [d]	1.22 [d]	0.78 [d]	0.80 [d]
1.93 [d]	1.28 [d]	2.85 [d]	0.97 [d]
39 [c]	68 [c]	39 [c]	68 [c]
66

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013 [j]	2012
	(Unaudited)
Net asset value beginning of period	$ 12.89	$ 12.71	$ 12.75	$ 13.01	$ 11.60	$ 11.10
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.17 [e]	0.15 [e]	0.16	0.44	0.44
Net realized and unrealized gains/(losses) on investments	1.12	0.14	— *	(0.23)	1.67	0.06
Total from investment operations	1.18	0.31	0.15	(0.07)	2.11	0.50
Less Distributions
Dividends from net investment income	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)	—
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)	—
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	13.90	12.89	12.71	12.75	13.01	11.60
Net assets end of period (000s)	$308,859	$277,638	$254,461	$196,062	$196,412	$324,404
Ratios and Supplemental Data (%)
Total return[b]	9.30% [c]	2.46%	1.22%	(0.54)%	19.09%	4.50%
Ratio of total expenses to average net assets[2]	0.91 [d]	0.90	0.89	0.88	0.93	0.87
Ratio of net expenses to average net assets[a]	0.85 [d]	0.85	0.85	0.85	0.89	0.87
Ratio of net investment income to average net assets[a]	0.90 [d]	1.36	1.19	1.23	1.38	1.22
Portfolio turnover	7 [c]	19	20	30	166	70

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013 [j]	2012
	(Unaudited)
Net asset value beginning of period	$ 12.79	$ 12.60	$ 12.64	$ 12.89	$ 11.50	$ 11.05
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.12 [e]	0.10 [e]	— *	0.06	0.05
Net realized and unrealized gains/(losses) on investments	1.11	0.15	— *	(0.11)	1.99	0.40
Total from investment operations	1.14	0.27	0.10	(0.11)	2.05	0.45
Less Distributions
Dividends from net investment income	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)	—
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)	—
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	13.82	12.79	12.60	12.64	12.89	11.50
Net assets end of period (000s)	$ 14,183	$ 13,466	$ 15,978	$ 17,429	$ 20,458	$ 20,203
Ratios and Supplemental Data (%)
Total return[b]	9.08% [c]	2.15%	0.81%	(0.85)%	18.60%	4.07%
Ratio of total expenses to average net assets[2]	1.28 [d]	1.27	1.26	1.25	1.30	1.24
Ratio of net expenses to average net assets[a]	1.22 [d]	1.22	1.22	1.22	1.26	1.24
Ratio of net investment income to average net assets[a]	0.51 [d]	0.99	0.79	0.87	0.98	0.80
Portfolio turnover	7 [c]	19	20	30	166	70
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013 [j]	2012
(Unaudited)
$12.87	$12.63	$12.66	$12.93	$11.52	$11.06

0.04 [e]	0.16 [e]	0.15 [e]	(0.08)	0.01	0.11
1.12	0.12	(0.03)	(0.03)	2.07	0.35
1.16	0.28	0.12	(0.11)	2.08	0.46

(0.13)	(0.04)	(0.15)	(0.16)	(0.67)	—
—	—	—	—	—	—
(0.13)	(0.04)	(0.15)	(0.16)	(0.67)	—
—	—	—	—	— *	— *
13.90	12.87	12.63	12.66	12.93	11.52
$ 387	$ 333	$ 329	$ 675	$ 919	$1,027

9.18% [c]	2.21%	0.96%	(0.83)%	18.89%	4.16%
1.16 [d]	1.15	1.14	1.13	1.18	1.12
1.10 [d]	1.10	1.10	1.10	1.14	1.12
0.66 [d]	1.25	1.20	1.08	1.09	0.90
7 [c]	19	20	30	166	70

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[f]
		(Unaudited)
$ 12.90	$11.76

0.12 [e]	0.09 [e]
1.06	1.05
1.18	1.14

(0.17)	—
—	—
(0.17)	—
—	—
13.91	12.90
$19,351	$2,360

9.36% [c]	9.69% [c]
0.84 [d]	0.86 [d]
0.78 [d]	0.80 [d]
1.89 [d]	1.06 [d]
7 [c]	19
68

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class		Administrative Class
	6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[h]	6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[h]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 10.77	$ 10.00	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.11 [e]	0.01 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	1.35	0.66	1.36	0.66
Total from investment operations	1.38	0.77	1.37	0.75
Less Distributions
Dividends from net investment income	(0.12)	—	(0.10)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.12)	—	(0.10)	—
Net asset value end of period	12.03	10.77	12.02	10.75
Net assets end of period (000s)	$20,619	$17,509	$ 298	$ 263
Ratios and Supplemental Data (%)
Total return[b]	13.02% [c]	7.70% [c]	12.88% [c]	7.50% [c]
Ratio of total expenses to average net assets[2]	1.64 [d]	2.55 [d]	1.89 [d]	2.80 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	0.95 [d]	1.20 [d]	1.20 [d]
Ratio of net investment income to average net assets[a]	0.50 [d]	1.40 [d]	0.24 [d]	1.16 [d]
Portfolio turnover	27 [c]	35 [c]	27 [c]	35 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Investor Class		Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[h]	6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[h]
(Unaudited)		(Unaudited)
$10.74	$10.00	$10.77	$10.00

0.01 [e]	0.10 [e]	0.03 [e]	0.06 [e]
1.35	0.64	1.36	0.71
1.36	0.74	1.39	0.77

(0.08)	—	(0.13)	—
—	—	—	—
(0.08)	—	(0.13)	—
12.02	10.74	12.03	10.77
$ 436	$ 287	$ 766	$ 629

12.83% [c]	7.40% [c]	13.09% [c]	7.70% [c]
2.01 [d]	2.92 [d]	1.58 [d]	2.50 [d]
1.32 [d]	1.32 [d]	0.89 [d]	0.90 [d]
0.21 [d]	1.33 [d]	0.64 [d]	0.73 [d]
27 [c]	35 [c]	27 [c]	35
70

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Institutional Class
	6-Month Period Ended April 30, 2017[k]	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 20.29	$ 21.83	$ 23.79	$ 23.78	$ 17.99	$ 15.88
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	0.01 [e]	(0.01) [e]	0.05	0.08	0.06
Net realized and unrealized gains/(losses) on investments	2.40	(0.83)	0.65	2.18	6.26	2.05
Total from investment operations	2.39	(0.82)	0.64	2.23	6.34	2.11
Less Distributions
Dividends from net investment income	—	—	(0.03)	(0.07)	(0.06)	—
Distributions from net realized capital gains[1]	—	(0.72)	(2.57)	(2.15)	(0.49)	—
Total distributions	—	(0.72)	(2.60)	(2.22)	(0.55)	—
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	22.68	20.29	21.83	23.79	23.78	17.99
Net assets end of period (000s)	$27,873	$25,471	$34,402	$26,601	$24,734	$16,290
Ratios and Supplemental Data (%)
Total return[b]	11.78% [c]	(3.90)%	2.97%	10.08%	36.24%	13.29%
Ratio of total expenses to average net assets[2]	1.11 [d]	1.04	1.01	1.08	1.24	1.60
Ratio of net expenses to average net assets[a]	0.90 [d]	0.90	0.90	0.90	0.90	0.96
Ratio of net investment income to average net assets[a]	(0.10) [d]	0.04	(0.06)	0.22	0.44	0.39
Portfolio turnover	117 [c]	76	106	141	110	91

	Investor Class
	6-Month Period Ended April 30, 2017[k]	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 19.89	$ 21.49	$ 23.51	$ 23.54	$ 17.83	$ 15.80
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.07) [e]	(0.10) [e]	(0.03)	0.01	(0.01)
Net realized and unrealized gains/(losses) on investments	2.35	(0.81)	0.65	2.15	6.20	2.04
Total from investment operations	2.30	(0.88)	0.55	2.12	6.21	2.03
Less Distributions
Dividends from net investment income	—	—	—	— *	(0.01)	—
Distributions from net realized capital gains[1]	—	(0.72)	(2.57)	(2.15)	(0.49)	—
Total distributions	—	(0.72)	(2.57)	(2.15)	(0.50)	—
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	22.19	19.89	21.49	23.51	23.54	17.83
Net assets end of period (000s)	$ 8,606	$10,659	$13,693	$ 8,584	$ 5,988	$ 3,189
Ratios and Supplemental Data (%)
Total return[b]	11.56% [c]	(4.25)%	2.57%	9.68%	35.76%	12.85%
Ratio of total expenses to average net assets[2]	1.48 [d]	1.41	1.38	1.45	1.61	1.98
Ratio of net expenses to average net assets[a]	1.27 [d]	1.27	1.27	1.27	1.27	1.30
Ratio of net investment income to average net assets[a]	(0.48) [d]	(0.35)	(0.44)	(0.17)	0.04	(0.01)
Portfolio turnover	117 [c]	76	106	141	110	91
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class
6-Month Period Ended April 30, 2017[k]	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$20.06	$21.65	$23.63	$23.65	$17.90	$15.83

(0.04) [e]	(0.05) [e]	(0.07) [e]	0.01	0.04	0.03
2.38	(0.82)	0.66	2.14	6.22	2.04
2.34	(0.87)	0.59	2.15	6.26	2.07

—	—	—	(0.02)	(0.02)	—
—	(0.72)	(2.57)	(2.15)	(0.49)	—
—	(0.72)	(2.57)	(2.17)	(0.51)	—
—	—	—	—	— *	— *
22.40	20.06	21.65	23.63	23.65	17.90
$1,162	$1,253	$1,198	$ 802	$ 562	$ 371

11.67% [c]	(4.17)%	2.74%	9.77%	35.89%	13.08%
1.36 [d]	1.29	1.26	1.33	1.49	1.85
1.15 [d]	1.15	1.15	1.15	1.15	1.21
(0.37) [d]	(0.23)	(0.31)	(0.01)	0.17	0.14
117 [c]	76	106	141	110	91

Retirement Class
6-Month Period Ended April 30, 2017[k]	Year Ended October 31, 2016[f]
		(Unaudited)
$20.29	$19.79

(0.01) [e]	(0.03) [e]
2.41	0.53
2.40	0.50

—	—
—	—
—	—
—	—
22.69	20.29
$1,870	$1,713

11.83% [c]	2.53% [c]
1.05 [d]	1.00 [d]
0.84 [d]	0.85 [d]
(0.05) [d]	(0.18) [d]
117 [c]	76
72

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 8.59	$ 7.89	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.07 [e]	0.08 [e]	0.05
Net realized and unrealized gains/(losses) on investments	0.93	0.71	(2.19)	— *
Total from investment operations	0.95	0.78	(2.11)	0.05
Less Distributions
Dividends from net investment income	(0.09)	(0.08)	(0.05)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.09)	(0.08)	(0.05)	—
Net asset value end of period	9.45	8.59	7.89	10.05
Net assets end of period (000s)	$44,607	$36,390	$41,927	$27,294
Ratios and Supplemental Data (%)
Total return[b]	11.29% [c]	9.99%	(21.10)%	0.50%
Ratio of total expenses to average net assets[2]	1.48 [d]	1.49	1.47	2.34
Ratio of net expenses to average net assets[a]	1.15 [d]	1.15	1.17	1.25
Ratio of net investment income to average net assets[a]	0.46 [d]	0.93	0.90	0.78
Portfolio turnover	28 [c]	49	58	50

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014
	(Unaudited)
Net asset value beginning of period	$ 8.56	$ 7.85	$ 10.01	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	— e,*	0.05	0.04 [e]	0.03
Net realized and unrealized gains/(losses) on investments	0.93	0.70	(2.18)	(0.02)
Total from investment operations	0.93	0.75	(2.14)	0.01
Less Distributions
Dividends from net investment income	(0.07)	(0.04)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.07)	(0.04)	(0.02)	—
Net asset value end of period	9.42	8.56	7.85	10.01
Net assets end of period (000s)	$ 590	$ 482	$ 406	$ 454
Ratios and Supplemental Data (%)
Total return[b]	10.98% [c]	9.69%	(21.45)%	0.10%
Ratio of total expenses to average net assets[2]	1.85 [d]	1.86	1.84	2.71
Ratio of net expenses to average net assets[a]	1.52 [d]	1.52	1.55	1.62
Ratio of net investment income to average net assets[a]	0.11 [d]	0.69	0.40	0.45
Portfolio turnover	28 [c]	49	58	50
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014
(Unaudited)
$ 8.58	$ 7.87	$ 10.03	$10.00

0.01 [e]	0.05 [e]	0.04 [e]	0.05
0.93	0.71	(2.18)	(0.02)
0.94	0.76	(2.14)	0.03

(0.08)	(0.05)	(0.02)	—
—	—	—	—
(0.08)	(0.05)	(0.02)	—
9.44	8.58	7.87	10.03
$ 241	$ 217	$ 197	$ 250

11.04% [c]	9.81%	(21.36)%	0.30%
1.73 [d]	1.74	1.72	2.59
1.40 [d]	1.40	1.43	1.50
0.21 [d]	0.69	0.49	0.47
28 [c]	49	58	50

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[f]
		(Unaudited)
$ 8.59	$6.90

0.02 [e]	0.05
0.93	1.64
0.95	1.69

(0.10)	—
—	—
(0.10)	—
9.44	8.59
$1,600	$1,335

11.24% [c]	24.49% [c]
1.42 [d]	1.45 [d]
1.09 [d]	1.10 [d]
0.53 [d]	0.95 [d]
28 [c]	49
74

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon the average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016.
g	For the period November 2, 2015 (inception) through October 31, 2016.
h	For the period February 1, 2016 (inception) through October 31, 2016.
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
j	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.
k	Effective March 1, 2017, Harbor Global Leaders Fund (formerly Harbor Global Growth Fund) appointed Sands Capital Management, LLC as its subadviser.
The accompanying notes are an integral part of the Financial Statements.

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Harbor International & Global Funds
Notes to Financial Statements—April 30, 2017 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund (formerly known as Harbor Global Growth Fund) and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Harbor Funds’ valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Participation notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
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Harbor International & Global Funds
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Note 2—Significant Accounting Policies—Continued
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
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Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that
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Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor Emerging Markets Equity Fund purchased option contracts to manage their exposure to equity prices. Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
Participation Notes
Participation notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participation notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participation notes are not subject to any master netting agreements. Participation notes may be more volatile and less liquid than holding the underlying security directly. A Participation note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. During the period, Harbor Emerging Markets Equity Fund invested in participation notes to gain exposure to certain foreign markets. The Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. The Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.
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Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with the Funds' custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Funds generates credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
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Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Investment Company Reporting Modernization
In October 2016, the SEC released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2017 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$2,340,815	$7,711,557
Harbor Diversified International All Cap Fund	81,119	71,598
Harbor International Growth Fund	42,812	22,216
Harbor International Small Cap Fund	6,610	5,889
Harbor Global Leaders Fund	43,264	47,021
Harbor Emerging Markets Equity Fund	14,460	11,268
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Global Leaders Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Government Money Market Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. During the term of the loan, the Funds will continue to receive interest, dividends, or other amounts, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in
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Note 3—Investment Portfolio Transactions—Continued
the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at April 30, 2017 of equity securities loaned and related cash collateral for Harbor International Fund was $1,737,293,000 and $1,828,036,000, respectively. The value at April 30, 2017 of equity securities loaned and related cash collateral for Harbor International Growth Fund was $7,265,000 and $7,628,000, respectively.  The value at April 30, 2017 of securities loaned and related collateral for Harbor International Small Cap Fund was $294,000 and $309,000, respectively. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.67%
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Global Leaders Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
•	Harbor Diversified International All Cap Fund. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period March 1, 2017 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.77% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor International Growth Fund. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period March 1, 2017 through April 30,
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Note 4—Fees and Other Transactions with Affiliates—Continued
2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.77% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor International Small Cap Fund. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 1.20%, 1.32% and 0.90% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period March 1, 2017 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 1.20%, 1.32% and 0.87% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Global Leaders Fund. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 1.15%, 1.27% and 0.85% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period March 1, 2017 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 1.15%, 1.27% and 0.82% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Emerging Markets Equity Fund. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.40%, 1.52% and 1.10% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period March 1, 2017 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.40%, 1.52% and 1.07% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
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Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional shares
Administrative Class	0.09% of the average daily net assets of all Administrative shares
Investor Class	0.21% of the average daily net assets of all Investor shares
Retirement Class	0.01% of the average daily net assets of all Retirement shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares, 0.20% for the Investor Class shares, and 0.03% for the Retirement Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On April 30, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor International Fund	—	—	—	23,320	23,320	0.0%
Harbor Diversified International All Cap Fund	4,005,004	25,272	25,331	52,085	4,107,692	23.0
Harbor International Growth Fund	—	—	—	79,290	79,290	0.3
Harbor International Small Cap Fund	1,467,200	24,733	24,699	26,304	1,542,936	83.9
Harbor Global Leaders Fund	428,748	23,629	23,617	35,549	511,543	29.2
Harbor Emerging Markets Equity Fund	1,283,805	25,473	25,403	79,694	1,414,375	28.4
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $491,000 for the six-month period ended April 30, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
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Note 4—Fees and Other Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund*	$27,175,339	$9,786,320	$(693,822)	$9,092,498
Harbor Diversified International All Cap Fund*	171,077	19,190	(1,485)	17,705
Harbor International Growth Fund*	322,460	47,373	(18,749)	28,624
Harbor International Small Cap Fund*	18,811	3,792	(140)	3,652
Harbor Global Leaders Fund *	36,503	3,261	(227)	3,034
Harbor Emerging Markets Equity Fund*	40,799	7,370	(811)	6,559

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2017, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At April 30, 2017, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased Options (rights/warrants)	$12,561
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Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended April 30, 2017, were:
HARBOR INTERNATIONAL FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$3,214
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$(1)
HARBOR INTERNATIONAL SMALL CAP FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$11
Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
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Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor International Fund
Institutional Class	0.80%
Actual		$4.18	$1,000	$1,107.30
Hypothetical (5% return)		4.01	1,000	1,020.73
Administrative Class	1.05%
Actual		$5.49	$1,000	$1,105.90
Hypothetical (5% return)		5.26	1,000	1,019.46
Investor Class	1.17%
Actual		$6.10	$1,000	$1,105.10
Hypothetical (5% return)		5.86	1,000	1,018.85
Retirement Class	0.74%
Actual		$3.87	$1,000	$1,107.50
Hypothetical (5% return)		3.71	1,000	1,021.03
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	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Diversified International All Cap Fund
Institutional Class	0.85%
Actual		$4.45	$1,000	$1,110.90
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.75	$1,000	$1,109.20
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.38	$1,000	$1,109.00
Hypothetical (5% return)		6.11	1,000	1,018.59
Retirement Class	0.78%
Actual		$4.08	$1,000	$1,110.40
Hypothetical (5% return)		3.91	1,000	1,020.83
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.42	$1,000	$1,093.00
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.70	$1,000	$1,091.80
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.32	$1,000	$1,090.80
Hypothetical (5% return)		6.11	1,000	1,018.59
Retirement Class	0.78%
Actual		$4.05	$1,000	$1,093.60
Hypothetical (5% return)		3.91	1,000	1,020.83
Harbor International Small Cap Fund
Institutional Class	0.95%
Actual		$5.02	$1,000	$1,130.20
Hypothetical (5% return)		4.76	1,000	1,019.97
Administrative Class	1.20%
Actual		$6.33	$1,000	$1,128.80
Hypothetical (5% return)		6.01	1,000	1,018.70
Investor Class	1.32%
Actual		$6.97	$1,000	$1,128.30
Hypothetical (5% return)		6.60	1,000	1,018.09
Retirement Class	0.89%
Actual		$4.70	$1,000	$1,130.90
Hypothetical (5% return)		4.46	1,000	1,020.27
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Global Leaders Fund
Institutional Class	0.90%
Actual		$4.72	$1,000	$1,117.80
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$6.03	$1,000	$1,116.70
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.66	$1,000	$1,115.60
Hypothetical (5% return)		6.36	1,000	1,018.34
Retirement Class	0.84%
Actual		$4.42	$1,000	$1,118.30
Hypothetical (5% return)		4.21	1,000	1,020.53
Harbor Emerging Markets Equity Fund
Institutional Class	1.15%
Actual		$6.02	$1,000	$1,112.90
Hypothetical (5% return)		5.76	1,000	1,018.95
Administrative Class	1.40%
Actual		$7.32	$1,000	$1,110.40
Hypothetical (5% return)		7.00	1,000	1,017.68
Investor Class	1.52%
Actual		$7.95	$1,000	$1,109.80
Hypothetical (5% return)		7.60	1,000	1,017.07
Retirement Class	1.09%
Actual		$5.71	$1,000	$1,112.40
Hypothetical (5% return)		5.46	1,000	1,019.26

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 12, 13, and 14, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund (then Harbor Global Growth Fund), and Harbor Emerging Markets Equity Fund (the “Adviser”), and, for each Fund except Harbor Global Leaders Fund, each Subadvisory Agreement with each Fund’s Subadviser (each, a “Subadviser”). At the Meeting, the Board separately considered a proposal to appoint Sands Capital Management, LLC (“Sands Capital”) as subadviser to the Harbor Global Leaders Fund, replacing Marsico Capital Management, LLC (“Marsico Capital”).
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
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ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge, as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by each Subadviser, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
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ADVISORY AGREEMENT APPROVALS—Continued
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class Investor Class, and Retirement Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor International Fund. The Trustee considered Harbor International Fund (inception date December 29, 1987), noting its underperformance relative to each of its Broadridge group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2016. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2016 ranked in the third, fourth and fourth quartiles, respectively. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE® (ND) Index, for the ten-year period ended December 31, 2016. The Fund underperformed its benchmark for the one-, three- and five-year periods ended December 31, 2016.
The Trustees considered the expertise of Northern Cross, LLC (“Northern Cross”) in managing assets, noting that it manages assets only in the international asset class. The Fund represents $34.63 billion of Northern Cross’s total firm assets under management of $36.74 billion. The Trustees noted that the three principals of Northern Cross who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.
They observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $36.65 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees also noted the voluntary breakpoints, reducing the fee rate to 63 basis points on assets between $24 billion and $36 billion, to 58 basis points on assets between $36 billion and $48 billion, and to 57 basis points on assets above $48 billion. The Trustees also considered the fact that Adviser proposed to continue this fee arrangement until at least February 28, 2018. The Trustees noted that Adviser’s profitability in operating the Fund was not excessive.
Harbor Diversified International All Cap Fund. The Trustees considered Harbor Diversified International All Cap Fund (inception date November 2, 2015), and observed that its Institutional Class performance was at its Broadridge group median for the one-year period ended December 31, 2016 and below its Broadridge group median for the since inception period ended December 31, 2016. The Fund underperformed its Broadridge universe median for the one-year and since inception periods ended December 31, 2016. The Morningstar data presented showed that the Fund’s one-year rolling returns as of December 31,
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ADVISORY AGREEMENT APPROVALS—Continued
2016 ranked in the third quartile. The Trustees noted that the Fund had underperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-year and since inception periods ended December 31, 2016. The Fund underperformed its benchmark for the one-, three- and five-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for the year-to-date period. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Marathon Asset Management LLP (“Marathon”) in managing assets generally and in the international asset class specifically, noting that Marathon managed approximately $2.93 billion in assets in this strategy, out of a firm-wide total of approximately $53.68 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that Adviser’s profitability in operating the Fund was negative.
Harbor International Growth Fund. The Trustees considered Harbor International Growth Fund (inception date November 1, 1993), and observed that its Institutional Class performance exceeded its Broadridge group medians for the one- and two-year periods ended December 31, 2016, was at its group medians for the three- and four- year periods ended December 31, 2016, and was below its group median for the five-year period ended December 31, 2016. The Fund outperformed its Broadridge universe medians for the one-, two- and three-year periods ended December 31, 2016 and underperformed its universe medians for the four- and five-year periods ended December 31, 2016. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2016 ranked in the second, second and fourth quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the three-year period ended December 31, 2016 while underperforming its benchmark for the one-, five- and ten-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for the year-to-date period and was outperforming the peer group median for the trailing one-year period. The Trustees noted that the Fund had more recently changed subadvisers, engaging Baillie Gifford Overseas Limited (“Baillie Gifford”) to manage the Fund beginning in May of 2013.
The Trustees considered the expertise of Baillie Gifford in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $7.56 billion in assets in this strategy, out of a firm-wide total of approximately $179.71 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $300 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor International Small Cap Fund. The Trustees considered Harbor International Small Cap Fund (inception date February 1, 2016), and observed that its Institutional Class performance was below its Broadridge group median for the since inception period ended December 31, 2016 and above its Broadridge universe median for the since inception period ended December 31, 2016. The Trustees observed that there was no Morningstar data showing the Fund’s rolling returns as the Fund had been in operation for less than one year. The Trustees noted that the Fund had underperformed its benchmark, the MSCI EAFE Small Cap (NR) Index, for the since inception period ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for the year-to-date period and was outperforming the peer group median for the trailing one-year period. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Baring International Investment Limited (“Barings”) in managing assets generally and in the international small cap asset class specifically, noting that Barings managed approximately $78 million in assets in this strategy, out of a firm-wide total of approximately $271.46 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that Adviser’s profitability in operating the Fund was negative.
Harbor Global Leaders Fund. The Trustees considered Harbor Global Leaders Fund (inception date March 1, 2009), and observed that its Institutional Class performance was below the Broadridge group medians for the one-, two- and three-year periods ended December 31, 2016, at its group median for the four-year period ended December 31, 2016, and above its group median for the five-year period ended December 31, 2016. The Fund outperformed the Broadridge universe median for the four- and five-year periods ended December 31, 2016 and underperformed the universe median for the one-, two- and three-year periods ended December 31, 2016. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the fourth, fourth and first quartiles, respectively, for the periods ended December 31, 2016. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World (ND) Index, for the five-year period ended December 31, 2016 and underperformed its benchmark for the one- and three-year periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for the year-to-date period.
The Trustees considered the expertise of Marsico Capital, the Fund’s current subadviser, in managing assets generally and in the global growth asset class specifically, noting that Marsico Capital managed approximately $215 million in assets in this asset class, out of a firm-wide total of approximately $3.04 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio manager in this asset class. The Trustees noted, however, that they were not being asked to continue the subadvisory agreement with Marsico Capital, but instead were separately being asked to approve a new agreement with Sands Capital. The Trustees’ considerations regarding the appointment of Sands Capital are set forth in the ‘Factors Considered by the Trustees in Approving the Subadvisory Agreement of the Harbor Global Leaders Fund’ section below.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. They noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Emerging Markets Equity Fund. The Trustees considered Harbor Emerging Markets Equity Fund (inception date November 1, 2013), noting that according to the Broadridge report, the Fund’s Institutional Class performance exceeded its universe and group medians for the one-year period ended December 31, 2016 and trailed its universe and group medians for the two-year, three-year and since inception periods ended December 31, 2016. The Morningstar data presented ranked the Fund’s one-year and three-year rolling returns as of December 31, 2016 in the first and fourth quartiles, respectively. The Trustees also considered the fact that Harbor Emerging Markets Equity Fund had outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2016 and underperformed its benchmark for the three-year and since inception periods ended December 31, 2016. The Trustees also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for both the year-to-date and trailing one-year periods. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of the Fund’s subadviser, Oaktree Capital Management, L.P. (“Oaktree”), in managing assets generally and in the emerging markets equity asset class specifically, noting that Oaktree managed approximately $3.08 billion in assets in this asset class, out of a firm-wide total of approximately $100.5 billion in assets under management. The Trustees also discussed the experience of the Fund’s portfolio managers in this asset class, including their experience prior to joining Oaktree.
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees also considered that Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that Adviser’s profitability in operating the Fund was negative.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENT OF THE HARBOR GLOBAL LEADERS FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 12, 13, and 14, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, unanimously determined that it was in the best interest of the Harbor Global Leaders Fund (then Harbor Global Growth Fund) (the “Fund”) and its shareholders that Marsico Capital Management, LLC (“Marsico Capital”) be replaced by Sands Capital Management, LLC (“Sands Capital”) as subadviser to the Fund and that the terms of the Subadvisory Agreement among the Trust, on behalf of the Fund, Harbor Capital Advisors, Inc., the adviser to the Fund (the “Adviser”), and Sands Capital were fair and reasonable. Accordingly, the Trustees approved the Subadvisory Agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or Sands Capital present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.
In determining whether to approve the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and Sands Capital, including information regarding the performance of the Fund over various periods, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Sands Capital, its investment philosophy and strategies, financial condition, personnel and past performance.
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees also considered that, in recommending Sands Capital, the Adviser had conducted an extensive search for a global growth investment adviser and that the Adviser believed Sands Capital would add value for the Fund’s shareholders. The Trustees further understood that the Adviser had relied on its experience with Sands Capital as a subadviser to the Harbor Group Trust for Defined Benefit Plans (the “Group Trust”) since 2003. The Group Trust has invested a portion of its assets in Sands Capital’s Select Growth strategy, a U.S. large cap growth strategy.
The Trustees had received a presentation by the Adviser concerning its search, which had included over 70 firms, the finalists resulting from that search and the rationale for the Adviser’s recommendation to appoint Sands Capital to succeed Marsico Capital as the Fund’s subadviser. The Trustees had also received a presentation by Sands Capital regarding the firm and its experience, investment philosophy and process, among other things.
In considering the approval of the Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services proposed to be provided by Sands Capital, including the background, education, expertise and experience of the investment professionals of Sands Capital who would provide investment management services to the Fund;
•	the history, reputation, qualifications and background of Sands Capital, as well as the qualifications of Sands Capital’s personnel;
•	the proposed fee to be charged by Sands Capital to the Adviser for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by the Adviser, after payment of Sands Capital’s fee, for the subadviser oversight, administration and manager of managers services the Adviser provides;
•	the investment performance of Sands Capital in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Marsico Capital; and
•	the expected impact of the implementation of the Subadvisory Agreement on the profitability of the Adviser with respect to the Fund.
The Trustees considered that the Adviser had recommended a change in subadviser and that the Adviser had conducted an extensive search for a global growth investment adviser and believed that Sands Capital had the expertise and resources to add value for the Fund’s shareholders. The Trustees also considered the depth, knowledge and experience level of the investment team, the quality of the investment process and the culture of the firm.
The Trustees considered the nature, scope, and extent of the services proposed to be provided by Sands Capital in relation to the services provided by Marsico Capital since March 1, 2009. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary.
The Board discussed the presentation by Sands Capital and the merits of appointing Sands Capital as subadviser to the Fund. The Board reviewed the historical performance record of Sands Capital’s Global Leaders strategy, noting that it was relatively short and that it had underperformed its benchmark, the MSCI All Country World Index, during that short period. The Board also considered the track record of Sands Capital’s Global Growth strategy, believing it relevant in the assessment of the potential of the Global Leaders strategy going forward. The Trustees indicated that they believed one of the competitive advantages of Sands Capital is the breadth and depth of the investment group and that the Fund could benefit from Sands Capital’s combination of a strong focus on growth companies and belief in concentrated portfolios. The Board also discussed the performance of Marsico Capital and its tenure in managing the Fund, noting the Fund’s underperformance relative to its benchmark and peer group for certain periods.
The Board considered the potential tax and financial impact caused by liquidating portfolio holdings and realizing gains and incurring brokerage costs, both in transitioning the portfolio and in responding to potentially large redemptions that could be expected to follow an announcement of a subadviser change. The Board also discussed the portion of portfolio holdings that would likely be replaced as a result of the proposed engagement of Sands Capital. The Board noted that portfolio transition would be handled by Sands Capital due to the Fund’s asset size and more concentrated holdings.
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees also discussed other potential replacement subadvisers and also discussed the merits of other potential options, including appointing Sands Capital to manage only a portion of the portfolio while retaining Marsico Capital to manage the other portion.
In considering the proposed subadvisory fee payable to Sands Capital pursuant to the Subadvisory Agreement, the Trustees compared the proposed fee to the fee payable to Marsico Capital under the prior agreement.
As a result of these deliberations, the Trustees agreed that the prior agreement with Marsico Capital should not be continued, and voted to approve the Subadvisory Agreement with Sands Capital.
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This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
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Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofAMerrill Lynch U.S. High Yield Index—The BofAMerrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Benchmark Descriptions—Continued
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
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Financial Terms—Continued
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
102

Glossary—Continued

Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
103

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees, Advisory Board Members & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Joseph L. Dowling, III
Advisory Board Member
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer,
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.IG.0417

Semi-Annual Report
April 30, 2017
Strategic Markets  Funds

	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds
Semi-Annual Report Overview (Unaudited)

The Fund’s first half of the fiscal year ended April 30, 2017. The performance figures for the Harbor Fund shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Fund. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2017
HARBOR STRATEGIC MARKETS FUNDS	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	-0.27%	-0.27%

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2017
Bloomberg Commodity Index Total ReturnSM (commodities)	-0.76%

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
STRATEGIC MARKET FUNDS	2013*	2014*	2015*	2016*	2017 [a]
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.07%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.32

*	Audited
1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2017 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25% and Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Unaudited annualized figures for the six-month period ended April 30, 2017
1

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
The Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments.
Commodities generally declined modestly in the fiscal six months ended April 30, 2017. The Bloomberg Commodity Index Total ReturnSM had a return of -0.76% for the fiscal first half.
Among the commodities, oil and natural gas declined. Among the agricultural commodities, sugar and soybean prices declined.
U.S. Treasury Inflation Protected Securities (TIPS) U.S. Treasury bonds also had slightly negative returns. The Bloomberg Barclays U.S. TIPS Index (an index of U.S. TIPS bonds) had a return of -0.19%.
Comments by the portfolio managers of the Harbor Commodity Real Return Strategy Fund can be found in the pages preceding the Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2017
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Index Total ReturnSM (commodities)	-0.76%	-1.32%	-9.74%	-6.47%	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	13.83%	18.58%	13.57%	7.23%	9.76%
S&P 500 (large cap stocks)	13.32	17.92	13.68	7.15	9.74
Russell Midcap® (mid cap stocks)	12.94	16.70	13.34	7.62	11.17
Russell 2000® (small cap stocks)	18.37	25.63	12.95	7.05	9.06
Russell 3000® Growth (growth stocks)	15.47	19.83	13.79	8.80	9.15
Russell 3000® Value (value stocks)	12.18	17.33	13.29	5.56	10.01
International & Global
MSCI EAFE (ND) (foreign stocks)	11.47%	11.29%	6.78%	0.87%	4.81%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	12.57	13.14	10.22	3.09	N/A
MSCI World (ND) (global stocks)	12.12	14.65	9.94	3.92	6.67
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	10.37	12.59	5.14	1.12	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	8.88	19.13	1.49	2.47	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	4.86%	11.27%	6.86%	6.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67	0.83	2.27	4.30	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.19	1.73	0.69	4.22	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.23	0.40	0.15	0.65	3.45
Invest for the Long-Term
As this letter was being finalized in mid-June 2017, the U.S. Federal Reserve (Fed) once again raised the federal funds rate, a measure of short-term rates, to a range of 1% to 1.25%. It was the third rate increase in fiscal 2017. The Fed also indicated that, assuming the economy continues to perform as expected, they would begin later in 2017 reducing very slowly their large inventory of bonds purchased during the financial crisis.
The actions of the Fed indicate the economy continues to improve and the Fed believes it is appropriate for interest rates to return to more normal (higher) levels. While the actions of the Fed should help short-term and long-term interest rates return to more normal levels, no one is able to predict when such rate increases will occur, especially for longer-term rates.
So how should investors respond to the actions of the Fed? We believe long-term investors probably need to make few, if any, changes. Interest rates move in the opposite direction of bond prices. Higher interest rates mean lower prices for existing bonds. Over time, the higher interest rates should make up for any decline in the price of existing bonds.
No one can predict stock prices or bond prices with certainty. We encourage all investors to have a diversified portfolio of stocks, bonds and cash in an allocation consistent with their long-term financial objectives and comfort with risk. We also encourage investors to rebalance periodically to keep the allocation consistent with their long-term financial goals. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
June 15, 2017

David G. Van Hooser
Chairman
2

Harbor Commodity Real Return Strategy Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2008
Nicholas J. Johnson
Since 2015
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2008.
Investment Objective
The Fund seeks maximum real return, consistent with prudent investment management.
Mihir P. Worah

Nicholas J. Johnson

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Commodity markets were weak over the six months ended April 30, 2017 as the Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -0.76%. Within individual commodity sectors, the energy sector posted losses, as oil prices dipped lower on record-high U.S. inventory levels and doubts about OPEC’s commitment to production cuts. Natural gas also underperformed due to the warm U.S. winter weather. Within agriculture, sugar posted negative returns given the deteriorating story around Indian imports and the prospect of increased supply coming from Brazil. Soybeans also saw further pressure and posted negative returns over the period given the impact of weather in South America.
Donald Trump stunned in winning the U.S. presidential election at the end of 2016, but the market reaction was almost as surprising. Most markets focused on the pro-growth and inflationary potential of fiscal stimulus as many risk assets rallied while inflation expectations and yields rose. Following the election, volatility fell, equities rallied, credit spreads tightened and the U.S. Dollar strengthened as investors anticipated expansionary fiscal policy, tax cuts, and deregulation. As such, the U.S. Federal Reserve (Fed) raised rates for just the second time in a decade (as widely expected), but with a hawkish tilt as the “blue dots” increased for 2017 – signaling the Federal Open Market Committee’s (FOMC) shift towards raising interest rates.
This optimism continued into the new year and solid U.S. economic data, relatively easy financial conditions, and both business and consumer optimism gave the Fed an opportunity to continue on its path toward policy normalization. This rate hike, though, was perceived as more dovish given the largely unchanged statement. Inflation expectations were generally stable over the period, despite fluctuations in oil prices related to building inventories in the U.S. and concerns over OPEC’s adherence to its production cut agreement. Real rates in the U.S. drifted lower in the beginning of 2017, in contrast to the sharp upward move seen in November post-election.
Abroad, Dutch election results tempered somewhat the risks related to more nationalist, anti-EU outcomes in the eurozone. This was further enforced by the French elections, as the first round victory for centrist Emmanuel Macron served to not only validate pre-election polls, but also spur a “relief rally” in the markets on his presumed victory in the second round against the anti-euro and populist candidate Marine Le Pen. Still, Le Pen’s passage to the second round served as a reminder of the momentum of populist movements globally.
PERFORMANCE
Harbor Commodity Real Return Strategy Fund returned -0.27% (Institutional Class and Administrative Class) for the six months ended April 30, 2017, outperforming the -0.76% return of the Bloomberg Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the Index since its inception in 2008.
The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.
The following strategies helped Fund returns for the six months ended April 30, 2017:
•	Implementation of commodity alpha strategies
3

Harbor Commodity Real Return Strategy Fund
Manager’s Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	102.3%
Brazil Letras Do Tesouro Nacional	6.0%
U.K. Gilt Inflation Linked	2.1%
Telefonica Emisiones SAU	2.0%
UBS Group Funding Jersey Ltd.	1.7%
New Zealand Government Bond	1.4%
People’s Choice Home Loan Securities Trust	0.9%
Nykredit Realkredit AS	0.8%
SLM Student Loan Trust	0.8%
Deutsche Bank AG	0.7%
•	Overweight breakevens in the U.S. as breakeven inflation expectations ended the period higher. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. Treasury Inflation Protected Securities (TIPS) and like-duration U.S. Treasuries
•	A modest allocation to non-agency mortgages as non-agency mortgage backed securities performed well amid continued favorable market technicals and stable residential real estate fundamentals
•	Short exposure to interest rates in the U.K. as rates fell over the period were negative or neutral for Fund returns during the first half of the fiscal year.
OUTLOOK & STRATEGY
We expect the nearly eight-year-old global economic expansion will strengthen and broaden over the coming year. Our outlook reflects several positive factors: generally supportive fiscal policies (or expectations of them) in most developed market economies, easier financial conditions since the start of the year, more optimism among market participants as indicated by consumer and business confidence data, and a rebound in global trade.
In the U.S., we see growth above-trend at 2.0%‒2.5% in 2017 as business investment recovers, particularly in the Energy sector, and Consumer Spending is supported by a further decline in unemployment, higher consumer confidence and expectations of personal income tax cuts in 2018. We forecast core inflation to hover sideways this year at 2.0%–2.5%, but expect that the Fed will feel encouraged by above-trend growth to raise interest rates two more times during 2017.
Within commodities, following several years of price corrections, commodity markets are likely to remain more balanced going forward, with return potential skewed slightly to the upside in select commodities. Within our active commodity strategies, we look to take advantage of relative value opportunities on commodity forward curves and inter-commodity spreads.
With respect to portfolio strategy, we plan to:
•	Seek relative value opportunities within commodities while balancing the economic outlook with supply trends; we look to take advantage of relative value opportunities on commodity forward curves and inter-commodity spreads
•	Within our active commodity strategies, we plan to be:
Short soybeans versus corn as the ratio of deferred soybean to corn prices is on the higher end of the historical range, which incentivized more soybean planting this year and should reduce soybean prices relative to corn going forward
Long platinum versus gold as platinum generally trades at a premium to gold given that it’s a smaller supply, higher production cost, dual use metal. Platinum is at a rare discount largely due to emerging market weakness and gold’s safe asset bid, which we expect to correct over time
Long propane versus short Brent crude oil as U.S. propane production has been stalling, while exports have increased. Both propane and Brent crude oil compete for petrochemical demand and propane is currently trading cheap relative to Brent
•	Within our portfolio of inflation-indexed bonds and other fixed income securities, be cautious duration overall, while favoring TIPS relative to nominals and looking to take advantage of attractive opportunities in spread sectors

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor Commodity Real Return Strategy Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029
Cusip	411511397
Ticker	HACMX
Inception Date	09/02/2008
Net Expense Ratio	0.94% [a,b]
Total Net Assets (000s)	$59,681

ADMINISTRATIVE CLASS

Fund #	2229
Cusip	411511389
Ticker	HCMRX
Inception Date	09/02/2008
Net Expense Ratio	1.19% [a,b]
Total Net Assets (000s)	$430
Portfolio Statistics
Average Market Coupon	1.27%
Yield to Maturity	2.58%
Weighted Average Maturity	3.26 years
Weighted Average Duration	2.99 years
Portfolio Turnover (6-Month Period Ended 04/30/2017)	559% [c]
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	-7.67%
>1 to 5	75.36%
>5 to 10	40.98%
>10 to 15	-2.30%
>15 to 20	-0.01%
>20 to 25	0.20%
>25 yrs.	-6.56%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 09/02/2008 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Commodity Real Return Strategy Fund
Institutional Class	-0.27%	0.74%	-10.34%	-6.95%	09/02/2008	$5,358
Administrative Class	-0.27	0.61	-10.55	-7.19	09/02/2008	5,241
Comparative Index
Bloomberg Commodity Index Total ReturnSM	-0.76%	-1.32%	-9.74%	-8.84%	—	$4,486
As stated in the Fund’s current prospectus, the expense ratios were 1.24% (Net) and 1.53% (Gross) (Institutional Class); and 1.49% (Net) and 1.78% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
b	Annualized
c	Unannualized
5

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -27.0%)
ASSET-BACKED SECURITIES—4.7%
Principal Amount		Value
	Bear Stearns Asset Backed Securities Trust
	Series 2006-2 Cl. M1
$285	1.411% (1 Month USD Libor + 0.420%)—07/25/2036[2]	$ 283
	Countrywide Asset-Backed Certificates
	Series 2005-15 Cl. 1AF6
25	4.152%—04/25/2036[1]	26
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
180	1.302% (3 Month USD Libor + 0.250%)—05/21/2021[2,3]	180
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
202	1.231% (1 Month USD Libor + 0.240%)—06/25/2036[2]	117
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
107	1.061% (1 Month USD Libor + 0.070%)—10/25/2036[2]	59
	Series 2006-HE8 Cl. A1
329	1.121% (1 Month USD Libor + 0.130%)—10/25/2036[2]	265
		324
	Navient Student Loan Trust
	Series 2016-7A Cl.A
97	2.141% (1 Month USD Libor + 1.150%)—03/25/2066[2,3]	98
	People's Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
600	1.804% (1 Month USD Libor + 0.900%—01/25/2035[2]	546
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€414	0.000% (3 Month Euribor + 0.260%)—12/15/2023[2]	449
	Small Business Administration Participation Certificates
	Series 2007-20K Cl. 1
$235	5.510%—11/01/2027	254
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	1.271% (1 Month USD Libor + 0.280%)—05/25/2036[2]	177
	Venture CLO Ltd.[4]
	Series 2006-7A Cl. A1A
348	1.386% (3 Month USD Libor + 0.230%)—01/20/2022[2]	346
TOTAL ASSET-BACKED SECURITIES
(Cost $2,717)		2,800

COLLATERALIZED MORTGAGE OBLIGATIONS—0.2%
(Cost $121)
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
126	3.049%—06/25/2036[1]	122

CORPORATE BONDS & NOTES—8.7%
Principal Amount			Value
Banks—1.7%
		Brfkredit AS
DKK$	400	2.000%—10/01/2017	$ 59
	95	2.500%—10/01/2047	15
	200	4.000%—01/01/2018	30
			104
		ING Bank NV MTN[5]
	$100	2.625%—12/05/2022[3]	100
		Navient Corp. MTN[5]
	100	5.500%—01/15/2019	104
		Nordea Kredit Realkreditaktieselskab
DKK$	300	1.000%—10/01/2017	44
	600	2.000%—10/01/2017	89
	94	2.500%—10/01/2047	14
			147
		Nykredit Realkredit AS
	300	1.000%—07/01/2017	44
	2,300	2.000%—07/01/2017-10/01/2017	339
	561	2.500%—10/01/2047	84
	83	3.000%—10/01/2047	13
			480
		Realkredit Danmark AS MTN[5]
	472	2.500%—10/01/2047	70
		Realkredit Danmark AS
	200	1.000%—04/01/2018	30
			1,035
Diversified Financial Services—3.2%
		Credit Suisse Group Funding Guernsey Ltd.
	$250	3.800%—09/15/2022	258
		Deutsche Bank AG
	400	4.250%—10/14/2021[3]	414
		Royal Bank of Scotland plc MTN[5]
	€200	6.934%—04/09/2018	231
		UBS Group Funding Jersey Ltd.
	$1,000	2.938% (1 Month USD Libor + 1.780%)—04/14/2021[2,3]	1,034
			1,937
Diversified Telecommunication Services—2.4%
		AT&T Inc.
	100	1.808% (1 Month USD Libor + 0.650%)—01/15/2020[2]	101
	100	5.875%—10/01/2019	108
			209
		Telefonica Emisiones SAU
	1,200	1.806% (3 Month USD Libor + 0.650%)—06/23/2017[2]	1,201
			1,410
Electric Utilities—0.4%
		SSE plc
	€200	5.625% (5 Year EUR Swap + 4.620%)—10/1/2017[2,6]	223
Mortgage Related Investment Trusts (REITs)—0.3%
		Unibail-Rodamco SE MTN[5]
	200	1.928% (3 Month USD Libor + 0.770%)—04/16/2019[2]	199
Oil, Gas & Consumable Fuels—0.7%
		BG Energy Capital plc
	£100	6.500% (5 Year GBP Swap + 5.340%)—11/30/2072[2]	134

6

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
Oil, Gas & Consumable Fuels—Continued
		Petrobras Global Finance BV
	$200	4.375%—05/20/2023	$ 192
	100	6.125%—01/17/2022	105
			297
			431
TOTAL CORPORATE BONDS & NOTES
(Cost $5,280)			5,235

FOREIGN GOVERNMENT OBLIGATIONS—10.7%
		Argentine Republic Government International Bond
	200	6.875%—01/26/2027	212
		Autonomous Community of Catalonia
	€100	4.950%—02/11/2020	117
		Brazil Letras Do Tesouro Nacional
R$	12,100	0.000%—10/01/2017-01/01/2018[7]	3,618
		Mexican Bonos
MEX$	4,253	4.750%—06/14/2018	221
		Mexican Bonos de Proteccion Al Ahorro
	1,900	6.090%—06/29/2017[1,8]	103
		New Zealand Government Bond
NZD$	1,200	2.000%—09/20/2025[8]	872
		U.K. Gilt Inflation Linked[8]
	£590	0.125%—03/22/2024-11/22/2065	1,264
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $6,440)			6,407

MORTGAGE PASS-THROUGH—0.4%
(Cost $244)
		Federal National Mortgage Association
	$249	4.000%—02/01/2041	263

U.S. GOVERNMENT OBLIGATIONS—102.3%
		U.S. Treasury Inflation Indexed Bonds[8]
	23,662	0.125%—04/15/2018-07/15/2026	23,821
	211	0.125%—01/15/2023[9]	212
	1,933	0.250%—01/15/2025[9]	1,926
	3,763	0.375%—07/15/2023-01/15/2027	3,825
	1,294	0.375%—07/15/2025[9]	1,304
	7,371	0.625%—07/15/2021-01/15/2026	7,612
	4,022	1.250%—07/15/2020	4,241
	2,790	1.375%—07/15/2018	2,864
	31	1.375%—02/15/2044[9]	35
	23	1.750%—01/15/2028	26
	7,301	1.875%—07/15/2019[9]	7,712
	245	2.000%—01/15/2026	280
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$33	2.125%—02/15/2041	$ 43
2,792	2.375%—01/15/2025	3,233
1,055	2.500%—01/15/2029[9]	1,298
178	3.875%—04/15/2029	247
		58,679
	U.S. Treasury Notes
2,300	1.875%—02/28/2022	2,308
530	3.000%—02/15/2047	535
		2,843
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $60,981)		61,522

SHORT-TERM INVESTMENTS—28.7%
CERTIFICATES OF DEPOSIT—0.8%
	Barclays plc
200	0.000%—09/08/2017[1]	200
	Credit Suisse NY
300	0.000%—09/12/2017[1]	301
		501
REPURCHASE AGREEMENTS—27.9%
5,200	Repurchase Agreement with Barclays Capital Inc. dated April 28, 2017 due May 01, 2017 at 0.990% collateralized by U.S. Treasury Notes (value $5,309)	5,200
5,200	Repurchase Agreement with Citigroup dated April 28, 2017 due May 01, 2017 at 1.010% collateralized by U.S. Treasury Notes (value $5,304)	5,200
5,200	Repurchase Agreement with JPMorgan Chase & Co. dated April 28, 2017 due May 01, 2017 at 1.010% collateralized by Government National Mortgage Association Notes (value $5,391)	5,200
300	Repurchase Agreement with Scotia Capital Inc. dated April 28, 2017 due May 01, 2017 at 1.000% collateralized by U.S. Treasury Notes (value $304)	300
858	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by Federal Farm Credit Notes (value $877)	858
		16,758
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,258)		17,259
TOTAL INVESTMENTS—155.7%
(Cost $93,041)		93,608
CASH AND OTHER ASSETS, LESS LIABILITIES—(55.7)%		(33,497)
TOTAL NET ASSETS—100.0%		$ 60,111

FUTURES CONTRACTS OPEN AT APRIL 30, 2017
Description	Number of Contracts	Expiration Date	Original Notional Value (000s)	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-OAT Futures (Short)	4	06/08/2017	€ 400	€ 599	$ (12)
Rapeseed Futures (Long)	3	10/31/2017	–	56	(3)
United Kingdom GILT Futures 90 day (Short)	5	06/28/2017	£ 500	£ 641	(21)
Brent Crude Oil Futures (Long)	28	10/31/2018	$ 28	$ 1,475	(61)
7

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Expiration Date	Original Notional Value (000s)	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Brent Crude Oil Futures (Long)	3	10/31/2019	$ 3	$ 158	$ (10)
Brent Crude Oil Futures (Short)	26	10/31/2017	26	1,378	63
Brent Crude Oil Futures (Short)	2	07/31/2018	2	106	1
Brent Crude Oil Futures (Short)	2	01/31/2019	2	105	1
Brent Crude Oil Futures (Short)	2	04/30/2019	2	105	3
Brent Crude Oil Futures (Short)	1	10/30/2020	1	53	4
Chicago Ethanol Swap Futures (Long)	1	12/29/2017	42	62	2
Corn Futures (Long)	8	12/14/2017	40	154	(3)
Cotton Futures (Long)	1	12/06/2017	50	37	—
Cotton Futures (Short)	2	07/07/2017	100	79	(2)
Gold Futures (Long)	1	12/27/2018	—	130	3
Gold Futures (Short)	2	06/28/2017	—	254	(6)
Light Sweet Crude Oil Futures (Long)	4	11/20/2017	4	202	—
Light Sweet Crude Oil Futures (Long)	4	02/20/2018	4	203	18
Light Sweet Crude Oil Futures (Long)	2	08/21/2018	2	101	(9)
Light Sweet Crude Oil Futures (Long)	4	10/30/2018	4	201	1
Light Sweet Crude Oil Futures (Long)	1	05/21/2019	1	50	(2)
Light Sweet Crude Oil Futures (Long)	2	11/20/2019	2	101	(4)
Light Sweet Crude Oil Futures (Long)	1	05/19/2020	1	51	(2)
Light Sweet Crude Oil Futures (Short)	1	07/20/2017	1	50	3
Light Sweet Crude Oil Futures (Short)	2	11/17/2017	2	101	—
Light Sweet Crude Oil Futures (Short)	1	03/20/2018	1	51	3
Light Sweet Crude Oil Futures (Short)	3	05/22/2018	3	152	2
Light Sweet Crude Oil Futures (Short)	3	11/19/2018	3	151	9
Light Sweet Crude Oil Futures (Short)	2	11/20/2020	2	101	3
Live Cattle Futures (Long)	1	08/31/2017	40	48	3
Live Cattle Futures (Short)	1	06/30/2017	40	50	(3)
Natural Gas Futures (Long)	2	05/26/2017	20	66	—
Natural Gas Futures (Long)	8	07/27/2017	80	270	7
Natural Gas Futures (Long)	5	09/27/2017	50	169	5
Natural Gas Futures (Long)	21	03/27/2018	210	624	23
Natural Gas Futures (Short)	7	06/28/2017	70	235	(3)
Natural Gas Futures (Short)	8	08/29/2017	80	269	(5)
Natural Gas Futures (Short)	2	12/27/2017	20	73	(2)
Natural Gas Futures (Short)	18	02/26/2018	180	631	(27)
Natural Gas Swap Futures (Long)	4	12/27/2017	10	36	7
Natural Gas Swap Futures (Long)	4	01/29/2018	10	36	6
Natural Gas Swap Futures (Long)	4	02/26/2018	10	35	6
Natural Gas Swap Futures (Long)	8	03/27/2018	20	59	3
Natural Gas Swap Futures (Long)	4	04/26/2018	10	29	(1)
Natural Gas Swap Futures (Long)	4	05/29/2018	10	29	—
Natural Gas Swap Futures (Long)	4	06/27/2018	10	30	—
Natural Gas Swap Futures (Long)	4	07/27/2018	10	30	—
Natural Gas Swap Futures (Long)	4	08/29/2018	10	29	—
Natural Gas Swap Futures (Long)	4	09/26/2018	10	30	—
Natural Gas Swap Futures (Long)	4	10/29/2018	10	30	—
Natural Gas Swap Futures (Long)	4	11/28/2018	10	31	2
Natural Gas Swap Futures (Short)	4	09/27/2017	10	34	(6)
Platinum Futures (Long)	4	07/27/2017	—	190	(11)
Silver Futures (Long)	1	12/27/2017	5	87	(3)
Soybean Futures (Long)	2	07/14/2017	10	96	(3)
Soybean Futures (Short)	7	11/14/2017	35	334	15
Sugar Futures (Short)	1	06/30/2017	112	18	—
Sugar Futures (Short)	1	09/29/2017	112	18	1
U.S. Treasury Bond Futures 30 year (Short)	16	06/21/2017	1,600	2,447	(38)
U.S. Treasury Note Futures 2 year (Short)	45	06/30/2017	9,000	9,747	(15)
U.S. Treasury Note Futures 5 year (Short)	26	06/30/2017	2,600	3,079	(23)
U.S. Treasury Note Futures 10 year (Long)	79	06/21/2017	7,900	9,932	119
Wheat Futures (Long)	3	07/14/2017	15	66	(3)
Wheat Futures (Short)	3	07/14/2017	15	65	4
White Sugar Futures (Long)	1	07/14/2017	—	23	—
White Sugar Futures (Long)	1	09/15/2017	—	22	(1)
Total Futures Contracts					$ 38

8

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

PURCHASED OPTIONS OPEN AT APRIL 30, 2017
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	ICE Group	£ 98.50	06/21/2017	24	$1	$—
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Commodity - Crude Oil Futures (Call)	New York Mercantile Exchange	$ 63.00	11/15/2017	10	$ 21	$ 7
Commodity - Crude Oil Futures (Call)	New York Mercantile Exchange	64.00	11/14/2018	1	4	2
Commodity - Crude Oil Futures (Put)	New York Mercantile Exchange	48.00	11/15/2017	10	32	32
Commodity - Natural Gas Futures (Call)	New York Mercantile Exchange	0.50	02/23/2018	3	11	11
Commodity - Natural Gas Futures (Call)	New York Mercantile Exchange	1.00	02/23/2018	3	7	8
Commodity - WTI-Brent Crude Oil Spread Futures (Call)	New York Mercantile Exchange	2.00	10/30/2018	1	1	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	180.00	05/26/2017	15	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	109.75	05/26/2017	4	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	110.00	05/26/2017	6	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	110.25	05/26/2017	35	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	124.00	05/26/2017	2	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	125.00	05/26/2017	11	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	126.00	05/26/2017	6	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	127.00	05/26/2017	1	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	127.25	05/26/2017	7	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	104.50	05/26/2017	51	1	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	108.50	05/26/2017	17	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	109.00	05/26/2017	1	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	110.00	05/26/2017	21	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	110.50	05/26/2017	2	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	111.00	05/26/2017	3	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	111.50	05/26/2017	2	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	112.00	05/26/2017	12	—	—
Total Purchased Options Not Settled Through Variation Margin					$ 77	$ 60
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.720%	07/16/2018	$ 1,500,000	$ 17	$ 30
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.770	07/16/2018	2,000,000	23	37
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.150	06/15/2018	500,000	50	14
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	3-Month USD-LIBOR	Receive	2.150	06/15/2018	500,000	51	65
Total Purchased Swap Options Not Settled Through Variation Margin							$141	$146
Total Purchased Options							$219	$206

WRITTEN OPTIONS OPEN AT APRIL 30, 2017
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Commodity - Crude Oil Futures (Call)	ICE Group	$ 65.00	10/26/2017	10	$ 23	$ (7)
Commodity - Crude Oil Futures (Put)	ICE Group	50.00	10/26/2017	10	35	(30)
U.K. LIBOR Future 90 day (Put)	ICE Group	£ 98.00	06/21/2017	24	—	—
Total Written Options that Require Periodic Settlement of Variation Margin					$ 58	$(37)
9

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Commodity - Light Sweet Crude Oil Futures Option (Call)	New York Mercantile Exchange	$ 64.00	11/15/2017	1	$ 2	$ (1)
Commodity - Natural Gas Futures (Call)	BNP Paribas SA	55.00	05/17/2017	1	—	— [x]
Commodity - Natural Gas Futures (Put)	BNP Paribas SA	50.00	05/17/2017	1	1	(1) [x]
Commodity - Natural Gas Futures (Call)	New York Mercantile Exchange	0.75	02/23/2018	6	18	(19)
Commodity - Natural Gas Futures (Put)	New York Mercantile Exchange	2.90	05/25/2017	1	1	—
Commodity - Wheat Futures (Put)	Chicago Board of Trade	400.00	06/23/2017	1	—	—
Commodity - WTI-Brent Crude Oil Spread Futures (Call)	New York Mercantile Exchange	—	10/30/2018	1	1	—
Currency Option British Pound vs. U.S. Dollar (Call)	BNP Paribas SA	£ 1.27	05/18/2017	600,000	4	(17)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	$ 3.25	05/11/2017	124,900	1	(1)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Deutsche Bank AG	19.45	05/15/2017	111,700	1	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.810 [j]	03/24/2020	1,600,000	18	(7)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	244.170 [j]	05/16/2024	200,000	1	—
Eurozone HICP ex-Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.720 [j]	06/22/2035	400,000	18	(4)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	$ 124.50	05/26/2017	15	13	(21)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	125.00	05/26/2017	8	4	(8)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	126.00	05/26/2017	6	3	(3)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	126.00	05/26/2017	1	1	(1)
Total Written Options Not Settled Through Variation Margin					$ 87	$(83)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Reference/ Floating Rate	Floating Rate Index	Pay/ Receive Floating Rate Buy/Sell Protection	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option (Call)	Barclays Bank plc	Markit iTraxx Europe Index	Sell	1.000%	05/17/2017	$ 400,000	$ 1	$ (1)
Credit Default Swap Option (Call)	Barclays Bank plc	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	200,000	—	—
Credit Default Swap Option (Put)	Barclays Bank plc	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	200,000	—	—
Credit Default Swap Option (Call)	Citibank NA	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	300,000	—	(1)
Credit Default Swap Option (Put)	Citibank NA	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	300,000	1	—
Credit Default Swap Option (Call)	Deutsche Bank AG	Markit iTraxx Europe Index	Sell	1.000	05/17/2017	200,000	—	(1)
Interest Rate Swap Option 5 year (Call)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Receive	1.800	11/07/2017	800,000	7	(1)
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Pay	2.600	11/07/2017	800,000	7	(10)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.460	05/18/2017	2,100,000	31	(2)
Total Written Swap Options Not Settled Through Variation Margin							$ 47	$ (16)
Total Written Options							$192	$(136)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2017
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 649	ARG$ 41	06/16/2017	$ —
Citibank NA	$ 382	ARG$ 24	06/21/2017	—
Credit Suisse International	$ 253	ARG$ 16	06/16/2017	—
Royal Bank of Scotland plc	$ 220	ARG$ 14	05/22/2017	—
JP Morgan Chase Bank NA	AUD$ 295	$ 388	05/02/2017	4
Credit Suisse International	$ 818	R$ 256	05/03/2017	2
Credit Suisse International	$ 818	R$ 261	06/02/2017	(6)
Deutsche Bank AG	$ 818	R$ 256	05/03/2017	2
BNP Paribas SA	R$ 613	$ 2,100	10/03/2017	(27)
BNP Paribas SA	R$ 116	$ 420	01/03/2018	(10)
Credit Suisse International	R$ 263	$ 818	05/03/2017	6
Deutsche Bank AG	R$ 256	$ 818	05/03/2017	(2)
Deutsche Bank AG	R$ 1,641	$ 5,900	01/03/2018	(129)
10

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank	R$ 824	$ 2,800	10/03/2017	$ (30)
JP Morgan Chase Bank	R$ 243	$ 880	01/03/2018	(21)
Goldman Sachs Bank USA	$ 1,338	£ 1,714	05/02/2017	19
Citibank NA	£ 83	$ 66	05/02/2017	(3)
Goldman Sachs Bank USA	£ 1,582	$ 1,272	05/02/2017	(66)
Goldman Sachs Bank USA	£ 1,450	$ 1,131	06/02/2017	(16)
BNP Paribas SA	$ 5,236	CNY$ 752	05/19/2017	6
UBS AG	CNY$ 754	$ 5,237	05/19/2017	(3)
HSBC Bank USA	COL$ 58	$ 176,613	06/09/2017	(1)
Citibank NA	$ 2,386	DKK$ 348	10/02/2017	5
Bank of America NA	DKK$ 232	$ 1,585	07/03/2017	—
Barclays Bank plc	DKK$ 249	$ 1,629	07/03/2017	9
Goldman Sachs Bank USA	DKK$ 324	$ 2,233	10/02/2017	(5)
Goldman Sachs Bank USA	DKK$ 31	$ 208	01/02/2018	—
HSBC Bank USA	DKK$ 265	$ 1,731	10/02/2017	9
HSBC Bank USA	DKK$ 78	$ 512	10/03/2017	2
JP Morgan Chase Bank NA	DKK$ 32	$ 210	10/02/2017	1
BNP Paribas SA	$ 975	€ 1,064	05/02/2017	(1)
Citibank NA	$ 152	€ 162	05/02/2017	3
Goldman Sachs Bank USA	$ 60	€ 64	05/15/2017	1
BNP Paribas SA	€ 1,217	$ 1,127	05/02/2017	(11)
BNP Paribas SA	€ 1,065	$ 975	06/02/2017	1
Société Générale	$ 10,919	₹ 166	07/20/2017	2
Deutsche Bank AG	MEX$ 160	$ 3,007	05/17/2017	1
BNP Paribas SA	NZD$ 910	$ 1,303	05/02/2017	16
UBS AG	NZD$ 894	$ 1,303	06/02/2017	—
Credit Suisse International	$ 10,120	RUS$ 168	05/24/2017	9
Credit Suisse International	RUS$ 174	$ 10,075	06/21/2017	(1)
Total Forward Currency Contracts				$(234)

SWAP AGREEMENTS OPEN AT APRIL 30, 2017
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000%	At Maturity	10/15/2017	€ 800	$ 2	$ (3)	$ 5
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.830	At Maturity	05/15/2018	1,100	(15)	(7)	(8)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	09/15/2018	300	2	—	2
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	10/15/2018	200	1	(1)	2
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	11/15/2018	300	3	—	3
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	05/15/2021	800	20	5	15
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	12/15/2021	140	1	—	1
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.178	At Maturity	05/15/2026	200	(6)	(2)	(4)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.100	At Maturity	08/15/2026	400	(14)	(19)	5
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.385	At Maturity	12/15/2026	200	(1)	(1)	—
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.000	At Maturity	11/15/2018	100	—	—	—
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semi-Annual	03/21/2048	£ 10	(1)	(1)	—
11

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500%	Semi-Annual	09/20/2027	£ 1,690	$ (63)	$ (23)	$(40)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semi-Annual	03/21/2048	630	(68)	(35)	(33)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	At Maturity	05/15/2030	300	(1)	(2)	1
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.400	At Maturity	06/15/2030	300	1	(2)	3
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.300	At Maturity	12/15/2030	200	(8)	(9)	1
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.100	At Maturity	06/15/2031	70	(8)	(7)	(1)
LCH Group	UK Retail Prices Index All Items NSA	Pay	1.000	At Maturity	10/15/2046	100	(3)	(5)	2
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.585	At Maturity	10/15/2046	90	3	5	(2)
LCH Group	UK Retail Prices Index All Items NSA	Pay	1.000	At Maturity	03/15/2047	100	9	—	9
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	Lunar Monthly	07/07/2021	MEX$ 4,000	(13)	(11)	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.750	Lunar Monthly	08/31/2021	2,900	(3)	(2)	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.030	Lunar Monthly	11/10/2021	3,900	(2)	—	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.390	Lunar Monthly	11/17/2021	900	—	—	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.380	Lunar Monthly	11/04/2026	300	—	—	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	8.040	Lunar Monthly	12/17/2026	500	1	—	1
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.200	Semi-Annual	02/15/2018	$ 5,300	6	3	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-Annual	02/23/2018	4,200	4	2	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-Annual	06/21/2019	2,500	(19)	(23)	4
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semi-Annual	12/16/2020	200	(1)	—	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-Annual	06/21/2022	2,700	95	124	(29)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semi-Annual	12/16/2022	4,500	60	10	81
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.660	Semi-Annual	10/19/2023	1,000	19	—	19
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semi-Annual	10/25/2023	1,000	20	—	20
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semi-Annual	11/19/2023	300	6	—	6
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semi-Annual	12/12/2023	300	6	—	6
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semi-Annual	12/19/2023	1,100	11	(9)	20
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	Semi-Annual	03/16/2026	5,790	40	(38)	78
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semi-Annual	04/21/2026	1,400	16	(7)	24
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semi-Annual	04/27/2026	1,800	21	(7)	28
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semi-Annual	07/27/2026	1,100	29	32	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semi-Annual	12/21/2046	1,690	114	176	(73)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semi-Annual	10/19/2048	200	(13)	1	(14)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.970	Semi-Annual	10/25/2048	100	(7)	—	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semi-Annual	11/19/2048	100	(7)	—	(7)
12

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950%	Semi-Annual	12/12/2048	$ 100	$ (7)	$ —	$ (7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	Semi-Annual	12/19/2048	200	(5)	5	(10)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	Semi-Annual	12/21/2026	900	39	42	(8)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	10/11/2017	2,800	(96)	(95)	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	04/27/2018	500	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.935	At Maturity	04/27/2019	500	1	—	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	11/23/2020	300	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	11/25/2020	300	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	07/26/2021	200	5	7	(2)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	09/12/2021	150	3	4	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At Maturity	07/26/2026	200	(9)	(11)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.762	At Maturity	08/30/2026	400	(16)	(19)	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At Maturity	09/12/2026	200	(7)	(1)	(6)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.801	At Maturity	09/12/2026	150	(6)	(7)	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At Maturity	09/12/2026	100	(4)	(5)	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At Maturity	09/15/2026	100	(4)	(5)	1
Interest Rate Swaps									$ 82
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Canadian Natural Resources Ltd. 3.450% due 11/15/2021	Buy	1.000%	03/20/2018	0.134%	$ (1)	Quarterly	$ (1)	$ 100	$—
ICE Group	Markit CDX North America High Yield Index Series 28	Buy	5.000	06/20/2022	3.282	(48)	Quarterly	(40)	580	(8)
Credit Default Swaps										$ (8)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.550%	At Maturity	10/15/2017	€ 100	$ —	$—	$ —
Bank of America NA	UK Retail Prices Index All Items NSA	Receive	3.430	At Maturity	06/15/2030	£ 600	6	—	6
Bank of America NA	UK Retail Prices Index All Items NSA	Receive	3.350	At Maturity	08/15/2030	600	(11)	(7)	(4)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.330	At Maturity	08/15/2030	900	(22)	(3)	(19)
13

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000%	At Maturity	05/15/2046	£ 140	$ 39	$ 2	$ 37
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	At Maturity	06/15/2046	60	19	—	19
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	05/23/2018	$ 2,900	7	—	7
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	06/07/2018	100	—	—	—
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	11/01/2018	900	(35)	1	(36)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	03/04/2019	175	—	—	—
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	10/11/2018	1,700	(70)	—	(70)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.810	At Maturity	07/19/2026	400	(17)	—	(17)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.000	At Maturity	07/20/2026	200	(8)	1	(9)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.805	At Maturity	09/20/2026	100	(4)	—	(4)
Interest Rate Swaps									$(90)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON INDICES
Counterparty	Reference Rate	Pay/ Receive Reference Rate	Index	Expiration Date	Payment Frequency	Notional Amount (000s)	Number of Units (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	0.150%	Pay	Bloomberg Commodity IndexSM	08/15/2017	Monthly	$ 572	5	$ 5	$ —	$ —
Citibank NA	0.170%	Pay	Bloomberg Commodity IndexSM	06/15/2017	Monthly	1,246	11	11	—	—
JP Morgan Chase Bank NA	0.300%	Pay	Bloomberg Commodity IndexSM	08/15/2017	Monthly	1,022	1	(14)	—	(15)
JP Morgan Chase Bank NA	0.170%	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	1,455	4	(47)	—	(51)
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	783	2	(17)	(1)	(18)
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	2	355	363	4	4
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	8,904	47	(166)	—	(213)
Credit Suisse International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	2,377	14	(43)	—	(57)
Goldman Sachs International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	37	6,425	6,527	—	102
Goldman Sachs International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	10,943	32	(143)	—	(175)
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	2,261	7	(47)	—	(54)
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	9	1,537	1,574	14	23
Merrill Lynch International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	5	—	(1)	—	(1)
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	41,329	228	(757)	—	(985)
Société Générale Paris	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	08/15/2017	Monthly	1,761	10	(32)	—	(42)
JP Morgan Chase Bank NA	0.350%	Pay	JP Morgan FNJ Commodity Index	08/15/2017	Monthly	3,127	31	76	—	45
14

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON INDICES—Continued
Counterparty	Reference Rate	Pay/ Receive Reference Rate	Index	Expiration Date	Payment Frequency	Notional Amount (000s)	Number of Units (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	0.050%	Pay	S&P GSCI Industrial Metals Index Excess Return	08/15/2017	Monthly	$119	1	$ 4	$ —	$ 3
BNP Paribas SA	-0.050%	Pay	S&P GSCI Industrial Metals Index Excess Return	08/15/2017	Monthly	3	461	460	—	(1)
Goldman Sachs International	-0.050%	Pay	S&P GSCI Industrial Metals Index Excess Return	08/15/2017	Monthly	2	279	272	—	(7)
JP Morgan Chase Bank NA	-0.050%	Pay	S&P GSCI Industrial Metals Index Excess Return	08/15/2017	Monthly	—	40	40	—	—
Total Return Swaps on Indices										$(1,442)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/ Receive Fixed Price	Fixed Price per Unit	Payment Frequency	Expiration Date	Number of Units	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	Hard Red Winter Wheat June 2017 Futures	Receive	$ (2.590)	At Maturity	06/23/2017	9,700	$ 11	$—	$ 1
BNP Paribas SA	Calendar Swap on Iron Ore	Receive	82.500	At Maturity	06/30/2017	400	6	—	6
BNP Paribas SA	Calendar Swap on Iron Ore	Receive	69.200	At Maturity	03/31/2018	600	(4)	(1)	(4)
Goldman Sachs International	Calendar Swap on Iron Ore	Receive	72.300	At Maturity	03/31/2018	300	3	—	3
Goldman Sachs International	Calendar Swap on Iron Ore	Receive	58.400	At Maturity	03/31/2019	300	(1)	—	(1)
JP Morgan Chase Bank NA	Calendar Swap on Iron Ore	Receive	45.350	At Maturity	06/30/2017	400	9	—	9
JP Morgan Chase Bank NA	Calendar Swap on Iron Ore	Receive	69.700	At Maturity	03/31/2018	300	3	—	3
JP Morgan Chase Bank NA	Calendar Swap on Iron Ore	Receive	55.900	At Maturity	03/31/2019	300	—	—	—
JP Morgan Chase Bank NA	Hard Red Winter Wheat December 2017 Futures	Receive	477.270	At Maturity	11/24/2017	8,800	9	—	—
JP Morgan Chase Bank NA	Hard Red Winter Wheat July 2017 Futures	Receive	437.500	At Maturity	06/23/2017	8,800	9	—	—
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	1,365.100	At Maturity	07/05/2017	100	10	—	10
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	1,266.200	At Maturity	11/29/2018	100	(3)	—	(3)
Goldman Sachs International	London Platinum & Palladium Market Platinum PM Fixing Price/USD	Receive	1,106.500	At Maturity	07/05/2017	100	(16)	—	(16)
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Receive	17.940	At Maturity	11/29/2017	5,000	8	—	3
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	8.050	At Maturity	06/30/2017	200	—	—	—
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.180	At Maturity	09/30/2017	600	2	—	1
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.850	At Maturity	12/31/2017	800	1	—	—
JP Morgan Chase Bank NA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	8.010	At Maturity	06/30/2017	400	1	—	1
JP Morgan Chase Bank NA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.270	At Maturity	09/30/2017	201	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.530	At Maturity	09/30/2017	99	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.300	At Maturity	09/30/2017	300	—	—	—
15

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON COMMODITIES—Continued
Counterparty	Reference Assets	Pay/ Receive Fixed Price	Fixed Price per Unit	Payment Frequency	Expiration Date	Number of Units	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	$ 5.780	At Maturity	12/31/2017	800	$ 1	$—	$ —
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	4.850	At Maturity	12/31/2017	300	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	4.740	At Maturity	12/31/2017	300	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.800	At Maturity	12/31/2017	800	1	—	—
BNP Paribas SA	Platinum London PM Fix/USD vs. LBMA India Gold Price PM USD	Receive	(238.250)	At Maturity	07/07/2017	400	(33)	1	(34)
Goldman Sachs International	Platinum London PM Fix/USD vs. LBMA India Gold Price PM USD	Receive	(232.800)	At Maturity	07/05/2017	100	(9)	—	(9)
Total Return Swaps on Commodities									$(30)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/ Receive Variance[g]	Initial Volatility Strike	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Brent Crude Oil July 2017 Futures	Pay	$ 0.07	At Maturity	05/17/2017	$ 3	$ 3	$—	$—
BNP Paribas SA	Brent Crude Oil July 2017 Futures	Pay	0.08	At Maturity	05/17/2017	16	17	—	1
Goldman Sachs International	Brent Crude Oil July 2017 Futures	Pay	0.08	At Maturity	05/25/2017	10	10	—	—
Goldman Sachs International	Brent Crude Oil July 2017 Futures	Pay	0.12	At Maturity	05/25/2017	6	6	—	—
Goldman Sachs International	Brent Crude Oil July 2017 Futures	Pay	0.09	At Maturity	05/25/2017	20	20	—	—
Goldman Sachs International	Brent Crude Oil July 2017 Futures	Pay	0.30	At Maturity	05/25/2017	19	20	—	1
Goldman Sachs International	Brent Crude Oil July 2017 Futures	Pay	0.11	At Maturity	05/25/2017	15	16	—	1
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.07	At Maturity	07/29/2020	377	392	—	15
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	At Maturity	07/24/2020	167	176	—	9
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.04	At Maturity	07/29/2020	21	21	—	—
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.04	At Maturity	07/29/2020	356	353	—	(3)
Goldman Sachs International	WTI Crude Oil July 2017 Futures	Pay	0.30	At Maturity	05/25/2017	19	18	—	(1)
Goldman Sachs International	WTI Crude Oil July 2017 Futures	Pay	0.10	At Maturity	05/25/2017	15	14	—	(1)
Goldman Sachs International	WTI Crude Oil July 2017 Futures	Pay	0.24	At Maturity	05/25/2017	31	30	—	(1)
Goldman Sachs International	WTI Crude Oil July 2017 Futures	Pay	0.11	At Maturity	05/25/2017	6	6	—	—
BNP Paribas SA	WTI Crude Oil June 2017 Futures	Pay	0.08	At Maturity	05/17/2017	16	16	—	—
BNP Paribas SA	WTI Crude Oil June 2017 Futures	Pay	0.07	At Maturity	05/17/2017	3	3	—	—
Variance Swaps on Commodities									$ 21
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	06/20/2021	1.706%	$(3)	Quarterly	$ (9)	$ 100	$6
Goldman Sachs International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.706	(5)	Quarterly	(13)	200	8
16

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	12/20/2021	1.956%	$ (4)	Quarterly	$(8)	$ 100	$ 4
Bank of America NA	Republic of Colombia 10.380% due 01/28/2033	Sell	1.000	06/20/2022	1.258	(2)	Quarterly	(3)	184	1
HSBC Bank USA NA	Republic of Colombia 10.380% due 01/28/2033	Sell	1.000	06/20/2021	0.930	—	Quarterly	(3)	100	3
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2021	1.169	—	Quarterly	(6)	100	6
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	0.881	1	Quarterly	(5)	200	6
Credit Default Swaps										34
Total Swaps										$(1,433)
17

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 2,800	$—	$ 2,800
Collateralized Mortgage Obligations	—	122	—	122
Corporate Bonds & Notes	—	5,235	—	5,235
Foreign Government Obligations	—	6,407	—	6,407
Mortgage Pass-Through	—	263	—	263
U.S. Government Obligations	—	61,522	—	61,522
Short-Term Investments
Certificates Of Deposit	—	501	—	501
Repurchase Agreements	—	16,758	—	16,758
Total Investments in Securities	$ —	$93,608	$—	$93,608
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 98	$—	$ 98
Futures Contracts	317	—	—	317
Purchased Options	60	146	—	206
Swap Agreements	—	691	—	691
Total Financial Derivative Instruments - Assets	$ 377	$ 935	$—	$ 1,312
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (332)	$—	$ (332)
Futures Contracts	(279)	—	—	(279)
Swap Agreements	—	(2,124)	—	(2,124)
Written Options	(90)	(45)	(1)	(136)
Total Financial Derivative Instruments-Liabilities	$(369)	$ (2,501)	$ (1)	$ (2,871)
Total Investments	$ 8	$92,042	$ (1)	$92,049
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Written Options	$—	$—	$—	$—	$—	$(1)	$—	$—	$(1)
There were no transfers between levels during the period.
18

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Written Options
Commodity - Natural Gas Futures	$ (1)	Market Approach	Broker Quote	$ 0.98
Commodity - Natural Gas Futures	—	Market Approach	Broker Quote	0.07
	$ (1)
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of April 30, 2017.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Treasury Obligations	$1,813	$29,573	$—	$—	$31,386
19

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2017.
2	Variable rate security, the stated rate represents the rate in effect at April 30, 2017.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $1,826,000 or 4% of net assets.
4	CLO after the name of a security stands for Collateralized Loan Obligation.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond, the maturity date represents the next callable date.
7	Zero coupon bond.
8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
9	At April 30, 2017, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $1,978,000 or 3% of net assets.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
j	Amount represents Index Value.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2017 (000s)
	Written Options	$(1)
x	Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using a Broker Quote which is a Level 3 Input.
ARG$	Argentine Peso
AUD$	Australian Dollar
R$	Brazilian Real
£	British Pound
CNY$	Chinese Yuan
COL$	Colombian Peso
DKK$	Danish Krone
€	Euro
₹	Indian Rupee
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.
20

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21

Harbor Strategic Markets Funds
Statement of Assets and Liabilities—April 30, 2017 (Unaudited)

(All amounts in thousands, except per share amounts)
Harbor Commodity Real Return Strategy Fund (Consolidated)
ASSETS
Investments, at identified cost*	$ 93,041
Investments, at value	$ 76,850
Repurchase agreements	16,758
Cash restricted	71
Cash	479
Foreign currency, at value (cost: $232)	232
Receivables for:
Investments sold	2,485
Capital shares sold	207
Interest	190
Unrealized appreciation on open forward currency contracts	98
Unrealized appreciation on OTC swap agreements	344
Variation margin on options and futures contracts	37
Variation margin on centrally cleared swap agreements	6
Purchased options, at value (premiums paid: $218)	206
Options sold	23
Prepaid registration fees	12
Other assets	47
Total Assets	98,045
LIABILITIES
Payables for:
Due to broker	180
Investments purchased	3,832
Capital shares reacquired	74
Written options, at value (premiums received: $134)	99
Swap premiums received	36
Unrealized depreciation on OTC swap agreements	1,851
Sale-buyback financing transactions	31,386
Variation margin on options and futures contracts	1
Unrealized depreciation on open forward currency contracts	332
Accrued expenses:
Management fees	42
Transfer agent fees	4
Trustees' fees and expenses	1
Other	96
Total Liabilities	37,934
NET ASSETS	$ 60,111
Net Assets Consist of:
Paid-in capital	$ 85,066
Accumulated undistributed net investment income/(loss)	891
Accumulated net realized gain/(loss)	(24,856)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	596
Unrealized appreciation/(depreciation) of other financial instruments	(1,586)
$ 60,111

The accompanying notes are an integral part of the Financial Statements.

22

Harbor Commodity Real Return Strategy Fund (Consolidated)
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$59,681
Shares of beneficial interest[1]	16,148
Net asset value per share[2]	$ 3.70
Administrative Class
Net assets	$ 430
Shares of beneficial interest[1]	117
Net asset value per share[2]	$ 3.68

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
23

Harbor Strategic Markets Funds
Statement of Operations—Six Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Investment Income
Interest	$1,185
Total Investment Income	1,185
Operating Expenses
Management fees	287
12b-1 fees:
Administrative Class	1
Shareholder communications	23
Custodian fees	87
Transfer agent fees:
Institutional Class	29
Administrative Class	—
Professional fees	3
Trustees' fees and expenses	1
Registration fees	18
Miscellaneous	4
Expenses before interest expense	453
Interest expense	124
Total expenses	577
Transfer agent fees waived	(3)
Other expenses reimbursed	(116)
Net expenses	458
Net Investment Income/(Loss)	727
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(213)
Foreign currency transactions	(131)
Investments sold short	21
Swap agreements	(468)
Futures contracts	146
Purchased options	(1)
Written options	(6)
Change in net unrealized appreciation/(depreciation) on:
Investments	(577)
Forwards currency contracts	107
Swap agreements	576
Futures contracts	(129)
Purchased options	126
Written options	(69)
Translations of assets and liabilities in foreign currencies	4
Net gain/(loss) on investment transactions	(614)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 113
The accompanying notes are an integral part of the Financial Statements.

24

Harbor Strategic Markets Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)
Operations:
Net investment income/(loss)	$ 727	$ 1,404
Net realized gain/(loss) on investments	(652)	(11,279)
Change in net unrealized appreciation/(depreciation) of investments	38	6,587
Net increase/(decrease) in assets resulting from operations	113	(3,288)
Distributions to Shareholders
Net investment income:
Institutional Class	—	(1,967)
Administrative Class	—	(13)
Net realized gain on investments:
Institutional Class	—	—
Administrative Class	—	—
Return of Capital[a]:
Institutional Class	—	(596)
Administrative Class	—	(3)
Total distributions to shareholders	–	(2,579)
Net Increase/(Decrease) Derived from Capital Share Transactions	(16,413)	(26,750)
Net increase/(decrease) in net assets	(16,300)	(32,617)
Net Assets
Beginning of period	76,411	109,028
End of period*	$ 60,111	$ 76,411
* Includes accumulated undistributed net investment income/(loss) of:	$ 891	$ 164

a	Determined in accordance with federal income tax regulations.
The accompanying notes are an integral part of the Financial Statements.

25

Harbor Strategic Markets Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 7,887	$ 19,388
Reinvested distributions	—	2,495
Cost of shares reacquired	(24,228)	(48,420)
Net increase/(decrease) in net assets	$(16,341)	$(26,537)
Administrative Class
Net proceeds from sale of shares	$ 55	$ 74
Reinvested distributions	—	16
Cost of shares reacquired	(127)	(303)
Net increase/(decrease) in net assets	$ (72)	$ (213)
SHARES
Institutional Class
Shares sold	2,093	5,503
Shares issued due to reinvestment of distributions	—	740
Shares reacquired	(6,426)	(13,954)
Net increase/(decrease) in shares outstanding	(4,333)	(7,711)
Beginning of period	20,481	28,192
End of period	16,148	20,481
Administrative Class
Shares sold	15	21
Shares issued due to reinvestment of distributions	—	5
Shares reacquired	(34)	(89)
Net increase/(decrease) in shares outstanding	(19)	(63)
Beginning of period	136	199
End of period	117	136
The accompanying notes are an integral part of the Financial Statements.

26

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27

Harbor Strategic Markets Funds
Statement of Cash Flows— Six-Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$ 113
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(687,660)
Proceeds from sales of long-term securities	703,703
Proceeds from short-term portfolio investments, net	3,706
Decrease in receivable for investments sold	15,441
Decrease in foreign spot contracts receivable	2
Decrease in interest receivable	72
Decrease in variation margin on options and futures contracts	11
Decrease in variation margin on swap agreements	25
Decrease in options sold	2
Increase in prepaid registration fees	(7)
Increase in other assets	(31)
Decrease in payable for investments purchased	(10,264)
Decrease in foreign currency spot contracts payable	(2)
Decrease in premiums from written options	(130)
Increase in swap premiums received	29
Decrease in management fees payable	(11)
Decrease in transfer agent fees payable	(1)
Increase in other liabilities	2
Net change in unrealized appreciation/(depreciation) on investments	577
Net change in unrealized appreciation/(depreciation) on forwards	(107)
Net change in unrealized appreciation/(depreciation) on OTC swaps	(368)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	89
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(110)
Net realized loss on investments	192
Net realized loss on purchased options not settled through variation margin	1
Net accretion and earned inflation component ..	(19)
Net cash provided by operating activities	25,255
Cash flows used for financing activities:
Proceeds from shares sold	7,742
Payment on shares redeemed	(24,387)
Decrease in sale-buyback financing transactions	(8,652)
Increase in due to broker and cash restricted	156
Net cash used for financing activities	(25,141)
Net increase in cash and foreign currency	114
Cash and Foreign Currency
Beginning of period	$ 597
End of period	711
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 124
The accompanying notes are an integral part of the Financial Statements.

28

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29

Harbor Strategic Markets Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR COMMODITY REAL RETURN STRATEGY FUND (Consolidated)
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 3.71	$ 3.84	$ 5.58	$ 6.13	$ 7.38	$ 7.66
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [d]	0.06 [d]	0.02 [d]	0.14	0.02	0.08
Net realized and unrealized gains/(losses) on investments	(0.05)	(0.09)	(1.56)	(0.55)	(1.17)	0.01
Total from investment operations	(0.01)	(0.03)	(1.54)	(0.41)	(1.15)	0.09
Less Distributions
Dividends from net investment income	—	(0.07)	(0.20)	(0.01)	(0.08)	(0.11)
Distributions from net realized capital gains[1]	—	—	—	(0.13)	(0.02)	(0.26)
Return of capital[e]	—	(0.03)	—	—	—	—
Total distributions	—	(0.10)	(0.20)	(0.14)	(0.10)	(0.37)
Proceeds from redemption fees	—	—	—	—	— *	— *
Net asset value end of period	3.70	3.71	3.84	5.58	6.13	7.38
Net assets end of period (000s)	$59,681	$75,908	$108,267	$208,996	$318,937	$348,315
Ratios and Supplemental Data (%)
Total return[b]	(0.27)% [c]	(0.38)%	(28.36)%	(6.82)%	(15.76)%	1.73%
Ratio of total expenses to average net assets[2]	1.62 [d]	1.52	1.28	1.04	1.03	1.09
Ratio of net expenses to average net assets[a]	1.29 [d]	1.24	1.08	0.98	0.98	1.00
Ratio of net expenses excluding interest expense to average net assets[a]	0.94 [d]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	2.05 [d]	1.73	0.36	1.23	0.45	1.21
Portfolio turnover	559 [c]	1,069	784	635	532	474

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Amounts are allocated based upon average shares outstanding during the period.
e	Determined in accordance with federal income tax regulations.
The accompanying notes are an integral part of the Financial Statements.

30

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 3.69	$ 3.82	$ 5.56	$ 6.12	$ 7.37	$ 7.65

0.03 [d]	0.05 [d]	0.01 [d]	0.03	0.02	0.08
(0.04)	(0.09)	(1.56)	(0.45)	(1.18)	— *
(0.01)	(0.04)	(1.55)	(0.42)	(1.16)	0.08

—	(0.07)	(0.19)	(0.01)	(0.07)	(0.10)
—	—	—	(0.13)	(0.02)	(0.26)
—	(0.02)	—	—	—	— *
—	(0.09)	(0.19)	(0.14)	(0.09)	(0.36)
—	—	—	—	— *	— *
3.68	3.69	3.82	5.56	6.12	7.37
$ 430	$ 503	$ 761	$1,236	$ 1,142	$1,427

(0.27)% [c]	(0.85)%	(28.52)%	(7.06)%	(15.93)%	1.50%
1.87 [d]	1.78	1.53	1.29	1.27	1.34
1.54 [d]	1.49	1.33	1.23	1.23	1.26
1.19 [d]	1.19	1.19	1.19	1.19	1.19
1.72 [d]	1.39	0.18	1.40	0.11	1.13
559 [c]	1,069	784	635	532	474
31

Harbor Strategic Markets Funds
Notes to Financial Statements—April 30, 2017 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolio covered by this report includes Harbor Commodity Real Return Strategy Fund (referred to as the “Fund”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.
The Fund currently may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Harbor Funds’ valuation procedures permit the Fund to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by the Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by
32

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by the Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or the Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, the Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the
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Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of the Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.
The Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, the Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, the Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
34

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
U.S. Government Securities
During the period, the Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the period, the Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. The Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
The Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
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Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Repurchase Agreements
In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, the Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. The Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, the Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, the Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the six-month period ended April 30, 2017 was $29,229,000 at a weighted average interest rate of 0.855% for the Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found within the Fund’s Portfolio of Investments schedule.
Short Sales
During the period, the Fund engaged in short-selling, which obligates the Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the
36

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, the Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that the Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, the Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values. Purchased call options tend to increase the Fund’s exposure to the underlying instrument. Purchased put options tend to decrease the Fund’s exposure to the underlying instrument.
When the Fund purchases an option, it pays a premium. If a purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by the Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by the Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. The Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When the Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.
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Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. The Fund may write or purchase options on exchange-traded futures contracts in which the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. The Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to the Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, the Fund used interest rate swap agreements to manage its exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, the Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
38

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2017 for the Fund was $984,000.
Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, the Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.
Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, the Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, the Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, the Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, the Fund used forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, the Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, the Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
39

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
The Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by the Fund or in unrealized gain/(loss) if the security is still held by the Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Fund has credit balance arrangements with the Fund’s custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the Fund’s accompanying Statement of Operations.
40

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Basis for Consolidation
Harbor Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, the Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, the Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of April 30, 2017, the Subsidiary represented approximately $21,297,000 or approximately 22% of the total assets of the Fund.
Treatment of Income from Offshore Subsidiary
Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Fund seeks to gain exposure to commodity markets indirectly by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The Internal Revenue Service has issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. There can be no assurance that the Internal Revenue Service will not further change its position relating to whether that income derived from the Subsidiary is qualifying income. Furthermore, the tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund’s taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.
Taxes
The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed the Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where the Fund operates, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
41

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Consolidated Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month period ended April 30, 2017, the Fund entered into repurchase agreements, which are categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on the Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.
Investment Company Reporting Modernization
In October 2016, the SEC released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Fund’s current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for the Fund for the six-month period ended April 30, 2017 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$684,196	$3,464	$683,814	$19,889
Written Options
Transactions in written options for the six-month period ended April 30, 2017 are summarized as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	British Pound Futures*		Commodity Futures		Commodity Futures*
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	132	$ 2	13	$ 12	—	—
Options opened	—	—	119,031	34	21	60
Options closed	—	—	(23)	(16)	—	—
Options exercised	(108)	(2)	—	—	(1)	(2)
Options expired	—	—	(119,009)	(7)	—	—
Open at 04/30/2017	24	$—	12	$ 23	20	$ 58

42

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)—Continued
	Currency Options		Eurodollar Futures*		Swap/Inflation Linked Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	1,730,000	16	—	$—	14,900,000	$ 232
Options opened	3,856,600	24	20	4	12,000,000	83
Options closed	(540,000)	(4)	—	—	(11,500,000)	(189)
Options exercised	(602,000)	(5)	(20)	(4)	(4,300,000)	(22)
Options expired	(3,608,000)	(25)	—	—	(3,600,000)	(20)
Open at 04/30/2017	836,600	$ 6	—	$—	7,500,000	$ 84

	U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	10	$ 3
Options opened	83	54
Options closed	(53)	(32)
Options exercised	(10)	(4)
Options expired	—	—
Open at 04/30/2017	30	$ 21

*	Options in this category require periodic settlement of variation margin.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
The Fund has an advisory agreement with Harbor Capital. The agreement provides for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations. For the period November 1, 2016 through April 30, 2017, Harbor Capital has contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. The contractual expense limitations are effective through February 28, 2018.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative Class shares (the “12b-1 Plan”), the Fund pays the
43

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by the Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to the Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Fund. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of the Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional shares
Administrative Class	0.09% of the average daily net assets of all Administrative shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares.
Shareholders
On April 30, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	83,261	—	83,261	0.5%
Independent Trustees
The fees and expenses of the Independent Trustees are shown on the Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Fund totaled $1,000 for the six-month period ended April 30, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, the Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on the Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
44

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by the Fund and its respective gross unrealized appreciation and depreciation at April 30, 2017 is as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$93,041	$946	$(379)	$567

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
The Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2017, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for the Fund.
45

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At April 30, 2017, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 98	$—	$ —	$ 98
Unrealized appreciation on OTC swap agreements[b]	69	—	34	241	344
Variation margin on centrally cleared swap agreements[a,b]	347	—	—	—	347
Variation margin on options and futures contracts (futures)[a]	119	—	—	198	317
Variation margin on options and futures contracts (options)[a]	—	—	—	—	—
Purchased options, at value	146	—	—	60	206
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(332)	$—	$ —	$ (332)
Unrealized depreciation on OTC swap agreements[b]	(159)	—	—	(1,692)	(1,851)
Variation margin on centrally cleared swap agreements[a,b]	(265)	—	(8)	—	(273)
Variation margin on options and futures contracts (futures)[a]	(109)	—	—	(170)	(279)
Variation margin on options and futures contracts (options)[a]	—	—	—	(37)	(37)
Written options, at value	(57)	(18)	(3)	(21)	(99)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $36,000
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2017, were:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(100)	$ —	$ —	$(100)
Futures contracts	103	—	—	43	146
Purchased Options	(1)	—	—	—	(1)
Written options	(33)	27	—	—	(6)
Swaps agreements	(73)	—	(45)	(350)	(468)
Net realized gain/(loss) on derivatives	$ (4)	$ (73)	$(45)	$(307)	$(429)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$107	$—	$ —	$ 107
Futures contracts	(125)	—	—	(4)	(129)
Purchased Options	137	—	—	(11)	126
Written options	(57)	(22)	(2)	12	(69)
Swaps agreements	664	—	29	(117)	576
Change in unrealized appreciation/(depreciation) on derivatives	$ 619	$ 85	$ 27	$(120)	$ 611
46

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2017, the Fund entered into the following Master Netting Arrangements:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2017:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Harbor Commodity Real Return Strategy Fund[a]
Global/Master Repurchase Agreement
State Street Corp.	$ 858	$—	$ —	$—	$ 858	$ (858)	$ —
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(17,895)	—	(17,895)	—	(17,895)
BNP Paribas NY	—	—	(13,491)	—	(13,491)	—	(13,491)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)
Global/Master Repurchase Agreement
Barclays plc	5,200	—	—	—	5,200	(5,200)	—
Citigroup Global Markets Inc.	5,200	—	—	—	5,200	(5,200)	—
JP Morgan Chase Bank, NA	5,200	—	—	—	5,200	(5,200)	—
Scotia Capital Inc.	300	—	—	—	300	(300)	—
Total Borrowings and Other Financing Transactions	$16,758	$—	$(31,386)	$—

a	The Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
b	The Fund has not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of April 30, 2017.
Harbor Commodity Real Return Strategy Fund (Consolidated) has not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of April 30, 2017.
47

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2017.
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Harbor Commodity Real Return Strategy Fund[a]
Bank of America NA	$—	$ —	$ 14	$ 14	$ —	$ —	$ (4)	$ (4)	$ 10	$ —	$ 10
Barclays Bank plc	9	—	—	9	—	(1)	—	(1)	8	—	8
BNP Paribas SA	23	—	—	23	(49)	(17)	—	(66)	(43)	—	(43)
Citibank NA	8	—	—	8	(3)	(1)	—	(4)	4	—	4
Credit Suisse International	17	—	—	17	(7)	(1)	—	(8)	9	—	9
Deutsche Bank AG	3	79	12	94	(131)	(1)	(36)	(168)	(74)	—	(74)
Goldman Sachs Bank USA	20	—	56	76	(87)	(6)	(89)	(182)	(106)	39	(67)
Goldman Sachs International	—	—	8	8	—	—	—	—	8	—	8
HSBC Bank USA	11	—	—	11	(1)	—	—	(1)	10	—	10
HSBC Bank USA NA	—	—	3	3	—	—	—	—	3	—	3
JP Morgan Chase Bank	—	—	—	—	(51)	—	—	(51)	(51)	—	(51)
JP Morgan Chase Bank NA	5	—	11	16	—	(7)	—	(7)	9	—	9
Morgan Stanley Capital Services LLC	—	67	—	67	—	—	(30)	(30)	37	—	37
Royal Bank of Scotland plc	—	—	—	—	—	(11)	—	(11)	(11)	—	(11)
Société Générale	2	—	—	2	—	—	—	—	2	—	2
UBS AG	—	—	—	—	(3)	—	—	(3)	(3)	—	(3)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
BNP Paribas SA	—	—	12	12	—	(1)	(57)	(58)	(46)	—	(46)
Citibank NA	—	—	—	—	—	—	(213)	(213)	(213)	213	—
Credit Suisse International	—	—	—	—	—	—	(57)	(57)	(57)	—	(57)
Goldman Sachs International	—	—	135	135	—	—	(211)	(211)	(76)	76	—
JP Morgan Chase Bank NA	—	—	90	90	—	—	(123)	(123)	(33)	—	(33)
Merrill Lynch International	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)
Morgan Stanley Capital Services LLC	—	—	3	3	—	—	(988)	(988)	(985)	985	—
Société Générale Paris	—	—	—	—	—	—	(42)	(42)	(42)	—	(42)
Total Over-the-Counter Exposure	$ 98	$146	$344	$588	$(332)	$(46)	$(1,851)	$(2,229)

*	Of the total collateral received and/or pledged listed in the table above, cash of $910,000 has been received as collateral.
a	The Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities and as such, exposure cannot be netted.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
48

Harbor Strategic Markets Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.65	$1,000	$ 997.30
Hypothetical (5% return)		4.71	1,000	1,020.02
Administrative Class	1.19%
Actual		$5.89	$1,000	$ 997.30
Hypothetical (5% return)		5.96	1,000	1,018.75

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
49

Harbor Strategic Markets Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE STRATEGIC MARKETS FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of the Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 12, 13, and 14, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of the Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to Harbor Commodity Real Return Strategy Fund (the “Adviser”), and a Subadvisory Agreement with Pacific Investment Management Company LLC (“PIMCO”), the subadviser to the Fund (the “Subadviser”).
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.
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In considering the approval of the Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of the Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of the Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Fund, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as the Subadviser, and research arrangements with brokers who execute transactions on behalf of the Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge, as to the investment returns, advisory fees and total expense ratios of the Institutional Class of the Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of the Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser providing services to the Fund;
•	the favorable history, reputation, qualifications and background of the Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Fund;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by each Subadviser, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of the Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
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•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of the Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of the Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting the Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Fund.
The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to the Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.
The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received presentations at the Meeting by investment professionals from the Subadviser for the Fund. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering the Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of the Fund, the advisory fees of the Fund, and the Institutional Class expenses of the Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to the Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
The Trustees considered the performance of the Fund (inception date September 2, 2008), noting its underperformance relative to its Broadridge group medians for the two- and four-year periods ended December 31, 2016, its outperformance versus its group medians for the one- and three-year periods ended December 31, 2016, and its performance at its group median for the five-year period ended December 31, 2016. The Fund outperformed its Broadridge universe medians for the one-, two- and three-year periods ended December 31, 2016 and underperformed its universe medians for the four- and five-year periods ended December 31, 2016. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2016 were ranked in the first, second and third quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bloomberg Commodity Index, for the one-year period ended December 31, 2016, but had underperformed its benchmark for the three- and five-year periods ended December 31, 2016. The Trustees
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also reviewed more recent performance data than that reflected in the Broadridge and Morningstar materials and noted that the Fund had experienced meaningful improvement in relative performance and was currently outperforming its benchmark and the peer group median for both the year-to-date and trailing one-year periods.
The Trustees considered the expertise of PIMCO in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $11.31 billion in commodity assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/Treasury Inflation Protected Securities (TIPS) and commodities markets.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating the Fund was negative.
The Trustees also separately considered the allocation between the Adviser and the Subadviser of the Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating the Fund (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Fund’s operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating the Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by the Fund. As noted above, the Trustees concluded that the Adviser’s profitability was not excessive. They concluded that the Fund’s fee structure reflected economies of scale to date and that breakpoints in this fee structure were not required at the present time. The Trustees noted they intend to monitor the Fund’s asset growth in connection with future reviews of the Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
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This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
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Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofAMerrill Lynch U.S. High Yield Index—The BofAMerrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
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Financial Terms—Continued
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
58

Glossary—Continued

Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
59

Notes

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees, Advisory Board Members & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Joseph L. Dowling, III
Advisory Board Member
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer,
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.SM.0417

Semi-Annual Report
April 30, 2017
Fixed Income  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX	HNCVX
Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX	HNHYX
Harbor Bond Fund	HABDX	HRBDX	–	–
Harbor Real Return Fund	HARRX	HRRRX	–	–
Harbor Money Market Fund	HARXX	HRMXX	–	–

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds
Semi-Annual Report Overview (Unaudited)

The Funds' first half of the fiscal year ended April 30, 2017. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2017
HARBOR FIXED INCOME FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	4.90%	4.68%	4.62%	4.93%
Harbor High-Yield Bond Fund	5.02	4.88	4.82	5.05
Harbor Bond Fund	0.37	0.33	N/A	N/A
Harbor Real Return Fund	0.47	0.26	N/A	N/A
Harbor Money Market Fund	0.26	0.26	N/A	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2017
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory (domestic convertible bonds)	11.27%
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	4.86
BofA Merrill Lynch U.S. High Yield (domestic high-yield bonds)	5.46
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67
Bloomberg Barclays U.S. TIPS (domestic bonds)	-0.19
BofA Merrill Lynch 3-Month U.S. Treasury Bill (domestic short-term)	0.23

Harbor Fixed Income Funds
Semi-Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
FIXED INCOME FUNDS	2013*	2014*	2015*	2016*	2017 [a]
Harbor Convertible Securities Fund
Institutional Class	0.79%	0.74%	0.75%	0.76%	0.76%	0.98%
Administrative Class	1.04	0.99	1.00	1.01	1.01	1.31
Investor Class	1.16	1.11	1.12	1.13	1.13	1.65
Retirement Class	N/A	N/A	N/A	0.71 [b]	0.70	0.92
Harbor High-Yield Bond Fund
Institutional Class	0.64%	0.64%	0.65%	0.66%	0.67%	0.78%
Administrative Class	0.89	0.89	0.90	0.91	0.92	1.17
Investor Class	1.01	1.01	1.02	1.03	1.04	1.18
Retirement Class	N/A	N/A	N/A	0.61 [b]	0.62	0.74
Harbor Bond Fund
Institutional Class	0.53%	0.54%	0.51%	0.51%	0.51%	0.66%
Administrative Class	0.78	0.79	0.76	0.76	0.76	0.99
Harbor Real Return Fund
Institutional Class	0.59%	0.60%	0.57%	0.52%	0.54%	0.52%
Administrative Class	0.84	0.85	0.82	0.75	0.79	0.91
Harbor Money Market Fund
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%	0.26%
Administrative Class	0.00	0.00	0.00	0.00	0.00	0.30

*	Audited
1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2017 Morningstar Universe with the same investment style as the comparable Harbor Fund and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	Unaudited annualized figures for the six-month period ended April 30, 2017
b	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Domestic long-term fixed income markets generally delivered slightly negative returns in the fiscal first half of 2017. The Bloomberg Barclays U.S. Aggregate Bond Index (an index of U.S. investment grade bonds) declined by -0.67% during the first six months of the fiscal year.
Modest economic growth, investor optimism and two rate hikes by the U.S. Federal Reserve (Fed) contributed to a fiscal first six months suggesting higher inflation, higher interest rates and lower bond prices. Bond prices move inversely with interest rates. Still, inflation expectations remained generally stable. Commodities prices, which fluctuate, mostly stayed subdued or declined over the fiscal first half.
U.S. Treasury Inflation Protected Securities (TIPS) U.S. Treasury bonds also had slightly negative returns and performed only modestly better than the traditional investment grade bond market. The Bloomberg Barclays U.S. TIPS Index (an index of U.S. TIPS bonds) had a return of -0.19%.
In contrast to the investment grade market, the high-yield market performed well over the first six months of fiscal 2017. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index had a return of 4.86%.
Money market rates increased by about 0.50% as the Fed raised the federal funds rate in December 2016 and again in March 2017.
Comments by the portfolio managers of each Harbor fixed income fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2017
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	4.86%	11.27%	6.86%	6.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67	0.83	2.27	4.30	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.19	1.73	0.69	4.22	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.23	0.40	0.15	0.65	3.45
Domestic Equities
Russell 3000® (entire U.S. stock market)	13.83%	18.58%	13.57%	7.23%	9.76%
S&P 500 (large cap stocks)	13.32	17.92	13.68	7.15	9.74
Russell Midcap® (mid cap stocks)	12.94	16.70	13.34	7.62	11.17
Russell 2000® (small cap stocks)	18.37	25.63	12.95	7.05	9.06
Russell 3000® Growth (growth stocks)	15.47	19.83	13.79	8.80	9.15
Russell 3000® Value (value stocks)	12.18	17.33	13.29	5.56	10.01
International & Global
MSCI EAFE (ND) (foreign stocks)	11.47%	11.29%	6.78%	0.87%	4.81%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	12.57	13.14	10.22	3.09	N/A
MSCI World (ND) (global stocks)	12.12	14.65	9.94	3.92	6.67
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	10.37	12.59	5.14	1.12	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	8.88	19.13	1.49	2.47	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-0.76%	-1.32%	-9.74%	-6.47%	N/A
Invest for the Long-Term
As this letter was being finalized in mid-June 2017, the Fed once again raised the federal funds rate, a measure of short-term rates, to a range of 1% to 1.25%. It was the third rate increase in fiscal 2017. The Fed also indicated that, assuming the economy continues to perform as expected, they would begin later in 2017 reducing very slowly their large inventory of bonds purchased during the financial crisis.
The actions of the Fed indicate the economy continues to improve and the Fed believes it is appropriate for interest rates to return to more normal (higher) levels. While the actions of the Fed should help short-term and long-term interest rates return to more normal levels, no one is able to predict when such rate increases will occur, especially for longer-term rates.
So how should investors respond to the actions of the Fed? We believe long-term investors probably need to make few, if any, changes. Interest rates move in the opposite direction of bond prices. Higher interest rates mean lower prices for existing bonds. Over time, the higher interest rates should make up for any decline in the price of existing bonds.

No one can predict stock prices or bond prices with certainty. We encourage all investors to have a diversified portfolio of stocks, bonds and cash in an allocation consistent with their long-term financial objectives and comfort with risk. We also encourage investors to rebalance periodically to keep the allocation consistent with their long-term financial goals. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
June 15, 2017

David G. Van Hooser
Chairman

Harbor Convertible Securities Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan Barrow, CFA
Since 2016
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan Barrow, CFA

Management’s Discussion of
Fund Performance
Market Review
Buoyed by the surprise result of the U.S. Presidential Election on November 8, equity markets soared for most of the first six months of the Harbor Convertible Securities Fund’s fiscal year (ending April 30, 2017) in anticipation of a more business-friendly environment for U.S. corporations and a consequent boost in the economy. The Fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index (the “Index”) returned 11.27% for this six-month period ending April 30, 2017 with underlying equities returning 19.42% for the same period. It is notable that the rally was broad-based and featured positive returns for underlying equities of each market sector, led by the two largest contributors, Information Technology and Health Care.
With the equity markets establishing record highs, the convertible new issue market is off to an encouraging start in the Fund’s fiscal year with 57 deals totaling $19.4 billion during the six-month period. Over the same period last year, for example, only 25 transactions totaling $9.5 billion came to the market. Redemptions in the convertibles market totaled $23.8 billion fiscal year-to-date, with debt repurchases accounting for the vast majority. We continue to expect strong convertible new issue activity, as issuers look to take advantage of the opportunity to sell into an apparent supply/demand imbalance. We believe continued improvement in underlying equity prices and the potential for higher interest rates may be additional catalysts for convertible new issue activity.
Performance
The Fund returned 4.90% (Institutional Class), 4.68% (Administrative Class), 4.62% (Investor Class), and 4.93% (Retirement Class) for the six-months ending April 30, 2017, compared with the 11.27% return of the Index during this time period. Generally speaking, having little if any exposure to high delta/deep-in-the-money names, which stylistically the Fund tends to underweight/sell due to excess equity sensitivity, negatively impacted the Fund’s relative returns in this strong equity environment due to the high concentration in the Index of such companies – particularly in the outperforming semiconductor industry. During the first six-months of the fiscal year, the Index’s average weight in the most equity-like convertibles was 24.07%, and these convertibles contributed 584 basis points (51.8%) of the Index’s 11.27% return.
Holdings under the semiconductors industry were the top performing group in the Fund, contributing 160 basis points to the Fund’s return, led by positions in Lam Research, a manufacturer of semiconductor processing equipment and STMicroelectronics, a manufacturer of integrated devices. Media was the second best industry in the Fund, contributing 49 basis points to performance. The Fund benefitted from holdings in Dish Network, which continues to add to its wireless spectrum capabilities, and Formula One Group, which is looking to expand auto racing in the U.S. under the guidance of Liberty Media. Healthcare Equipment and Supply, led by NuVasive, a designer of spinal surgical products, and Wright Medical, a provider of joint replacements, experienced strong performance, consistent with most of the health care industry.
The largest detractors to the Fund’s performance from a sector point of view were Health Care Providers & Services, Internet Software & Services, and Transportation Infrastructure, which collectively detracted 18 basis points from performance. In Health Care Providers, Molina Healthcare, a managed care organization specializing in Medicaid delivery, has yet to realize synergies from recent acquisitions. We are monitoring developments closely. In Internet Software & Services, Akamai Technologies, a leading provider of on-demand video

Harbor Convertible Securities Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Priceline Group Inc.	2.3%
Jazz Investments I Ltd.	2.2%
Macquarie Infrastructure Corp.	2.2%
BioMarin Pharmaceutical Inc.	2.0%
Medidata Solutions Inc.	2.0%
Microchip Technology Inc.	2.0%
On Semiconductor Corp.	2.0%
Ares Capital Corp.	1.9%
Citrix Systems Inc.	1.9%
Proofpoint Inc.	1.8%
streaming, recently announced a new reinvestment cycle that was perceived as slowing the company’s rate of growth and profit margins. In Transportation Infrastructure, Macquarie, a diversified operator of a group of infrastructure businesses, experienced some stock price volatility in late January resulting from a sell-side short call. The company has subsequently posted earnings in line with expectations, announced a quarterly dividend increase, and continued to maintain strong cash flow characteristics.
Outlook & Strategy
Spurred by the recent retirement/conversion of many deep-in-the-money issues, the convertible market has begun a shift towards a more balanced profile that historically has rewarded more credit-oriented investments with a defined bond floor. We expect that the current resurgence of the new issue calendar will emphasize this positive trend given that new issues tend to seek a balance between their underlying equity and bond characteristics. We believe the current trend in market movement towards a more normalized condition tends to favor our investment style, as we generally focus first on investment creditworthiness with an emphasis on positive risk/reward characteristics and only then take into account market technical and equity catalysts.
Looking forward, we believe that the transition from monetary to fiscal stimulus enhances opportunities in the convertible securities market. We believe these opportunities will be further supported by a growth-oriented equity environment, positive overall credit conditions, and increased new issue activity.
As we enter a period of potentially higher interest rates, as determined by the Federal Reserve, with associated periods of volatility, we expect that the market is likely to place a premium on securities with attractive risk/reward characteristics. We believe this environment may be beneficial to our more conservative approach, through security selection and sector positioning will likely be the primary drivers of Fund performance.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034
Cusip	411512734
Ticker	HACSX
Inception Date	05/01/2011
Net Expense Ratio	0.76% [a,b]
Total Net Assets (000s)	$312,955

ADMINISTRATIVE CLASS

Fund #	2234
Cusip	411512726
Ticker	HRCSX
Inception Date	05/01/2011
Net Expense Ratio	1.01% [a,b]
Total Net Assets (000s)	$456

INVESTOR CLASS

Fund #	2434
Cusip	411512718
Ticker	HICSX
Inception Date	05/01/2011
Net Expense Ratio	1.13% [a,b]
Total Net Assets (000s)	$1,953

RETIREMENT CLASS

Fund #	2534
Cusip	411512387
Ticker	HNCVX
Inception Date	03/01/2016
Net Expense Ratio	0.70% [a,b]
Total Net Assets (000s)	$2,416

Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.90%	2.81%
Yield to Maturity	-0.33%	-0.34%
Current 30-Day Yield (Institutional Class)	0.43%	2.37%
Weighted Average Maturity	3.93 years	23.19 years
Weighted Average Duration	1.87 years	2.68 years
Portfolio Turnover (6-Month Period Ended 04/30/2017)	48% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	5.90%
>1 to 5	74.17%
>5 to 10	17.72%
>10 to 15	0.50%
>15 to 20	1.71%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Reflects a contractual management fee waiver effective through February 28, 2018
b	Annualized
c	Unannualized

Harbor Convertible Securities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2011 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Convertible Securities Fund
Institutional Class	4.90%	9.68%	5.56%	4.79%	05/01/2011	$66,222
Administrative Class	4.68	9.31	5.28	4.53	05/01/2011	65,209
Investor Class	4.62	9.20	5.17	4.40	05/01/2011	64,737
Retirement Class[1]	4.93	9.74	5.58	4.81	03/01/2016	66,271
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	11.27%	20.46%	10.76%	8.49%	—	$81,532
As stated in the Fund’s current prospectus, the expense ratios were 0.73% (Net) and 0.78% (Gross) (Institutional Class); 0.98% (Net) and 1.03% (Gross) (Administrative Class); 1.10% (Net) and 1.15% (Gross) (Investor Class); and 0.65% (Net) and 0.70% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Convertible Securities Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 4.0%)
CONVERTIBLE BONDS—95.1%
Principal Amount		Value
AEROSPACE & DEFENSE—1.1%
	RTI International Metals Inc.
$2,887	1.625%—10/15/2019	$ 3,441
AIR FREIGHT & LOGISTICS—0.6%
	Echo Global Logistics Inc.
1,972	2.500%—05/01/2020	1,854
AUTOMOBILES—2.0%
	Solarcity Corp.
862	1.625%—11/01/2019	788
CONVERTIBLE BONDS—Continued
Principal Amount		Value
AUTOMOBILES—Continued
	Tesla Motors Inc.
$1,625	1.250%—03/01/2021	$ 1,692
3,522	2.375%—03/15/2022	3,956
		5,648
		6,436
BIOTECHNOLOGY—2.2%
	BioMarin Pharmaceutical Inc.
5,018	1.500%—10/15/2020	6,244
	Ligand Pharmaceuticals Inc.
531	0.750%—08/15/2019	826
		7,070
CAPITAL MARKETS—1.9%
	Ares Capital Corp.
1,885	3.750%—02/01/2022[1]	1,906
4,061	4.375%—01/15/2019	4,213
		6,119
COMMUNICATIONS EQUIPMENT—1.2%
	Ciena Corp.
1,164	3.750%—10/15/2018[1]	1,496
	Finisar Corp.
2,475	0.500%—12/15/2036[1]	2,311
		3,807
CONSTRUCTION & ENGINEERING—1.7%
	Dycom Industries Inc.
1,291	0.750%—09/15/2021	1,637
	Tutor Perini Corp.
2,069	2.875%—06/15/2021[1]	2,561
	Vinci SA
1,200	0.375%—02/16/2022	1,320
		5,518
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
	Inmarsat plc
3,000	3.875%—09/09/2023	3,454
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	OSI Systems Inc.
1,740	1.250%—09/01/2022[1]	1,732
ENERGY EQUIPMENT & SERVICES—1.6%
	Ensco Jersey Finance Ltd.
1,600	3.000%—01/31/2024[1]	1,485
	Nabors Industries Inc.
1,775	0.750%—01/15/2024[1]	1,536
	Weatherford International Ltd.
1,718	5.875%—07/01/2021	2,047
		5,068
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.0%
	Colony Starwood Homes
2,178	3.000%—07/01/2019	2,611
1,195	3.500%—01/15/2022[1]	1,292
		3,903
	Empire State Realty OP LP
574	2.625%—08/15/2019[1]	657
	Extra Space Storage LP
3,795	3.125%—10/01/2035[1]	3,968

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	National Health Investors Inc.
$1,670	3.250%—04/01/2021	$ 1,875
	Spirit Realty Capital Inc.
3,126	2.875%—05/15/2019	3,152
	VEREIT Inc.
2,258	3.000%—08/01/2018	2,269
		15,824
HEALTH CARE EQUIPMENT & SUPPLIES—4.1%
	Hologic Inc.
3,135	0.000%—12/15/2043[3]	3,964
	Nuvasive Inc.
3,416	2.250%—03/15/2021	4,562
	Wright Medical Group Inc.
3,765	2.000%—02/15/2020	4,429
		12,955
HEALTH CARE PROVIDERS & SERVICES—1.4%
	Molina Healthcare Inc.
4,077	1.625%—08/15/2044	4,475
HEALTH CARE TECHNOLOGY—3.0%
	Allscripts Healthcare Solutions Inc.
3,150	1.250%—07/01/2020	3,132
	Medidata Solutions Inc.
5,229	1.000%—08/01/2018	6,455
		9,587
HOUSEHOLD DURABLES—1.2%
	CalAtlantic Group Inc.
3,072	1.625%—05/15/2018	3,757
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.4%
	NRG Yield Inc.
4,237	3.500%—02/01/2019[1]	4,324
INDUSTRIAL CONGLOMERATES—1.0%
	Siemens Financieringsmaatschappij NV
2,500	1.650%—08/16/2019	3,293
INTERNET & DIRECT MARKETING RETAIL—3.9%
	Ctrip.Com International Ltd.
1,534	1.250%—09/15/2022[1]	1,610
2,823	1.990%—07/01/2025	3,333
		4,943
	Priceline Group Inc.
1,154	0.350%—06/15/2020	1,689
4,959	0.900%—09/15/2021	5,656
		7,345
		12,288
INTERNET SOFTWARE & SERVICES—7.0%
	Akamai Technologies Inc.
3,107	0.000%—02/15/2019[3]	3,099
	Envestnet Inc.
1,914	1.750%—12/15/2019	1,826
	Twitter Inc.
5,613	1.000%—09/15/2021	5,185
	Web.com Group Inc.
5,029	1.000%—08/15/2018	4,925
	WebMD Health Corp.
4,639	2.625%—06/15/2023[1]	4,491
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERNET SOFTWARE & SERVICES—Continued
	Zillow Group Inc.
$2,560	2.000%—12/01/2021[1]	$ 2,691
		22,217
IT SERVICES—2.6%
	Blackhawk Network Holdings Inc.
4,490	1.500%—01/15/2022[1]	4,889
	Euronet Worldwide Inc.
1,149	1.500%—10/01/2044	1,429
	Square Inc.
1,750	0.375%—03/01/2022[1]	1,859
		8,177
LIFE SCIENCES TOOLS & SERVICES—0.9%
	QIAGEN NV
2,400	0.375%—03/19/2019	2,756
MACHINERY—2.6%
	Chart Industries Inc.
3,175	2.000%—08/01/2018	3,165
	Meritor Inc.
919	7.875%—03/01/2026	1,642
	Navistar International Corp.
3,411	4.750%—04/15/2019	3,339
		8,146
MEDIA—5.9%
	Dish Network Corp.
3,050	2.375%—03/15/2024[1]	3,182
1,952	3.375%—08/15/2026[1]	2,398
		5,580
	Liberty Interactive LLC
1,381	1.750%—09/30/2046[1]	1,629
	Liberty Media Corp.
1,610	1.000%—01/30/2023[1]	1,816
1,347	1.375%—10/15/2023	1,525
3,120	2.250%—09/30/2046[1]	3,414
		6,755
	Live Nation Entertainment Inc.
4,246	2.500%—05/15/2019	4,750
		18,714
METALS & MINING—1.2%
	Newmont Mining Corp.
397	1.625%—07/15/2017	398
	Royal Gold Inc.
3,207	2.875%—06/15/2019	3,425
		3,823
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—3.2%
	Starwood Property Trust Inc.
5,108	4.375%—04/01/2023	5,114
	Two Harbors Investment Corp.
4,838	6.250%—01/15/2022	5,059
		10,173
OIL, GAS & CONSUMABLE FUELS—2.7%
	Chesapeake Energy Corp.
1,515	5.500%—09/15/2026[1]	1,498
	Oasis Petroleum Inc.
597	2.625%—09/15/2023	728

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	PDC Energy Inc.
$773	1.125%—09/15/2021	$ 750
	SM Energy Co.
795	1.500%—07/01/2021	788
	Total SA MTN[4]
3,000	0.500%—12/02/2022	3,066
	Whiting Petroleum Corp.
1,934	1.250%—04/01/2020	1,719
		8,549
PHARMACEUTICALS—3.6%
	Jazz Investments I Ltd.
6,290	1.875%—08/15/2021	6,997
	Pacira Pharmaceuticals Inc.
1,760	2.375%—04/01/2022[1]	1,879
	Teva Pharmaceutical Finance Co. LLC
2,538	0.250%—02/01/2026	2,700
		11,576
PROFESSIONAL SERVICES—1.0%
	Huron Consulting Group Inc.
3,467	1.250%—10/01/2019	3,335
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—12.7%
	Advanced Micro Devices Inc.
481	2.125%—09/01/2026	887
	Inphi Corp.
1,533	0.750%—09/01/2021[1]	1,576
	Integrated Device Technology Inc.
3,634	0.875%—11/15/2022	3,704
	Intel Corp.
3,946	3.479%—12/15/2035	5,384
	Lam Research Corp.
1,367	1.250%—05/15/2018	3,269
	Microchip Technology Inc.
1,605	1.625%—02/15/2025	2,355
3,870	1.625%—02/15/2027[1]	3,981
		6,336
	Micron Technology Inc.
1,440	3.000%—11/15/2043	1,562
	ON Semiconductor Corp.
6,003	1.000%—12/01/2020	6,359
	Silicon Laboratories Inc.
3,110	1.375%—03/01/2022[1]	3,279
	STMicroelectronics NV
4,200	0.000%—07/03/2019[3]	5,662
	Teradyne Inc.
1,950	1.250%—12/15/2023[1]	2,450
		40,468
SOFTWARE—12.8%
	Citrix Systems Inc.
4,990	0.500%—04/15/2019	6,135
	FireEye Inc.
2,426	1.000%—06/01/2035	2,302
	Nice Systems Inc.
1,595	1.250%—01/15/2024[1]	1,657
	Nuance Communications Inc.
3,852	1.000%—12/15/2035	3,741
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Proofpoint Inc.
$5,016	0.750%—06/15/2020	$ 5,753
	Red Hat Inc.
2,795	0.250%—10/01/2019	3,688
	Rovi Corp.
2,424	0.500%—03/01/2020	2,406
	Salesforce.com Inc.
2,477	0.250%—04/01/2018	3,291
	ServiceNow Inc.
1,838	0.000%—11/01/2018[3]	2,481
	Synchronoss Technologies Inc.
1,680	0.750%—08/15/2019	1,441
	Verint Systems Inc.
4,822	1.500%—06/01/2021	4,668
	Workday Inc.
2,662	0.750%—07/15/2018	3,109
		40,672
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
	Electronics For Imaging Inc.
5,281	0.750%—09/01/2019	5,624
TRANSPORTATION INFRASTRUCTURE—2.2%
	Macquarie Infrastructure Corp.
3,600	2.000%—10/01/2023	3,573
2,999	2.875%—07/15/2019	3,361
		6,934
TOTAL CONVERTIBLE BONDS
(Cost $290,118)		302,166

CORPORATE BONDS & NOTES—0.9%
HEALTH CARE PROVIDERS & SERVICES—0.9%
	Centene Corp.
1,415	5.625%—02/15/2021	1,491
	HCA Inc.
1,353	6.500%—02/15/2020	1,489
		2,980
TOTAL CORPORATE BONDS & NOTES
(Cost $2,953)		2,980

SHORT-TERM INVESTMENTS—3.4%
(Cost $10,782)
REPURCHASE AGREEMENTS
10,782	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $10,999)	10,782
TOTAL INVESTMENTS—99.4%
(Cost $303,853)		315,928
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		1,852
TOTAL NET ASSETS—100.0%		$317,780

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2017 or October 31, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $67,567,000 or 21% of net assets.
2	Step coupon security, the stated rate represents the rate in effect at April 30, 2017.
3	Zero coupon bond.
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Steven N. Schweitzer
Since 2012
Robert Kricheff
Since 2015
Neil Wechsler
Since 2017
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark Shenkman

Justin W. Slatky

Eric Dobbin

Steven N. Schweitzer

Robert Kricheff

Neil Wechsler

Management’s Discussion of
Fund Performance
Market review
U.S. financial markets generally experienced very strong performance for the six months ending April 30, 2017.   The unexpected election of President Trump at the start of the period ushered in strong risk-on trades across U.S. debt and equity markets.   Investor optimism surged as forecasts of economic growth for the next several years were increased, and bullish hopes for tax cuts, regulatory relief, and government streamlining surfaced in the financial press.   Once markets adjusted to a new president bringing in a materially different agenda, investors were able to refocus on the key fundamentals of continued solid corporate earnings growth and moderate inflation.
The broad high yield market performed well over the six-month period and produced a return of 4.86% as measured by the BofA Merrill Lynch U.S. Non-Distressed High Yield Index (the “Index”).  As befits a risk-on rally, CCC-rated bonds outperformed with a 10.33% return for the period, while B- and BB-rated bonds returned 5.96% and 3.86%, respectively.  Interestingly, the longer duration bonds in the high-yield universe meaningfully outperformed shorter duration bonds despite Treasury yields increasing following November’s presidential election.   Underwriters capitalized on a strong market environment to ramp up issuance of new bonds, both for new money raises and re-financings.  While the rate of issuance increased over prior years, the quality of new deals generally remained consistent and did not exhibit a worrisome uptick in CCC issuance as seen in prior periods.   Key credit default metrics showed progress, as the JP Morgan U.S. High Yield trailing twelve month par-weighted default rate declined from 3.82% at May 31, 2016 to 1.39% at April 30, 2017.
performance
The Harbor High-Yield Bond Fund gained 5.02% (Institutional Class), 4.88% (Administrative Class), 4.82% (Investor Class), and 5.05% (Retirement Class) during the six-months ended April 30, 2017, slightly exceeding the Index which returned 4.86%.   The Fund’s relative performance benefitted from strong selection and an overweight in Satellites, with Intelsat and Inmarsat among the strong performers in the sector. The Fund was also helped by positive selection in Health Care, including a strong result from Valeant.    We continue to evaluate the above-referenced Satellite positions as well as Valeant in light of the significant news flows affecting these companies, as each is subject to a significant pending corporate transaction (e.g., mergers or asset sale).   Detracting from performance was negative selection in Forestry/Paper, including Resolute Forest Paper, and Utilities: Gas.   The Resolute bonds were sold during the period, while the Fund has not sold the detracting positions in Utilities: Gas, as our overall level of confidence in the sector remained intact.   From a ratings perspective, selection in both the BB and CCC ratings categories contributed to performance.   The Fund also maintained a small allocation to senior secured loans which, despite posting healthy absolute returns over the period, detracted from relative performance.
The Fund’s industry allocation decisions are guided by the general principle of trying to overweight sectors we believe are improving and growing while underweighting those industries we think face increased competition or paradigm shifts.   Thus, the Fund was underweight Gaming (increased competition), Non-Food & Drug Retailers (the model is changing), and

Harbor High-Yield Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Sprint Corp.	1.3%
Cablevision Systems Corp.	1.2%
DISH DBS Corp.	1.2%
HCA Inc.	1.2%
Navient Corp.	1.1%
NRG Energy Inc.	1.1%
Inmarsat Finance plc	1.0%
Mph Acquisition Holdings LLC	1.0%
United Rentals North America Inc.	1.0%
Wireline/Wireless operators (intensified price-based competition). Meanwhile, the Fund was overweight Media-Cable and Health Care where we believe regulatory changes are creating opportunities (and new risks).   The Fund ended the period invested in 266 issuers across 37 industries, had a yield-to-worst of 5.11%, a weighted average credit rating of B+/B2,  and a duration-to-worst of 3.16 years.
Outlook & Strategy
In 2016, the U.S. experienced its eighth consecutive year of economic growth since the 2008 financial crisis. In light of current data, we believe that 2017 appears on track for another year of GDP growth in the 2% range.  We believe that is consistent with the growth we are seeing at the individual company level based on our process of extensive fundamental research. With inflation trending up towards the Federal Reserve’s target and unemployment already at the target rate, we believe the Fed will follow through on its publicly stated desire to move rates higher over the next year.   The Fund currently has a slightly below-market duration, which we believe may allow us to take advantage of potential market volatility if other market participants are forced to liquidate their intermediate or longer-term holdings at low prices in an attempt to reduce their portfolio duration.
We believe the overall strength of the economy should enable most high-yield issuers to grow cash flows, pay down debt, and generally allocate capital with some flexibility.   We intend to focus new investments on those companies that have most clearly demonstrated a desire to improve their credit metrics and seek or maintain higher ratings.   More cyclical companies and commodity sectors should strengthen as the economy moves into the later stages of expansion and resource utilization picks up.   We believe that the market appears past the uptick in higher defaults seen in 2016. With debt and equity capital markets healthy, credit risk is in our view more manageable and bank lending should remain supportive.   As a result, we intend to continue to invest in a disciplined manner by seeking to both preserve capital and garner consistent income.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024
Cusip	411511553
Ticker	HYFAX
Inception Date	12/01/2002
Net Expense Ratio	0.67% [a,b]
Total Net Assets (000s)	$1,655,631

ADMINISTRATIVE CLASS

Fund #	2224
Cusip	411511546
Ticker	HYFRX
Inception Date	12/01/2002
Net Expense Ratio	0.92% [a,b]
Total Net Assets (000s)	$4,637

INVESTOR CLASS

Fund #	2424
Cusip	411511538
Ticker	HYFIX
Inception Date	12/01/2002
Net Expense Ratio	1.04% [a,b]
Total Net Assets (000s)	$84,204

RETIREMENT CLASS

Fund #	2524
Cusip	411512379
Ticker	HNHYX
Inception Date	03/01/2016
Net Expense Ratio	0.62% [a,b]
Total Net Assets (000s)	$21,928

Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	6.25%	6.49%
Yield to Maturity	5.11%	6.09%
Current 30-Day Yield (Institutional Class)	4.39%	6.31%
Weighted Average Maturity	5.99 years	6.40 years
Weighted Average Duration	3.16 years	3.73 years
Beta vs. BofA Merrill Lynch U.S. Non-Distressed High Yield Index	1.13	N/A
Portfolio Turnover (6-Month Period Ended 04/30/2017)	27% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	1.80%
>1 to 5	26.55%
>5 to 10	70.60%
>10 to 15	1.05%
>15 to 20	0.00%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Reflects a contractual management fee waiver effective through February 28, 2018
b	Annualized
c	Unannualized

Harbor High-Yield Bond Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. Non-Distressed High Yield Index and the BofA Merrill Lynch U.S. High Yield Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
	6 Months		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	5.02%	10.41%	5.11%	5.84%	12/01/2002	$ 88,172
Administrative Class	4.88	10.12	4.85	5.58	12/01/2002	86,048
Investor Class	4.82	9.96	4.72	5.45	12/01/2002	84,993
Retirement Class[1]	5.05	10.48	5.14	5.85	03/01/2016	88,323
Comparative Indices
BofA Merrill Lynch U.S. Non-Distressed High Yield	4.86%	11.25%	6.85%	6.32%	—	$ 92,282
BofA Merrill Lynch U.S. High Yield	5.46	13.65	6.87	7.32	—	101,329
As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.71% (Gross) (Institutional Class); 0.92% (Net) and 0.96% (Gross) (Administrative Class); 1.04% (Net) and 1.08% (Gross) (Investor Class); and 0.59% (Net) and 0.63% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor High-Yield Bond Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 3.3%)

BANK LOAN OBLIGATIONS—3.8%
Principal Amount		Value
CAPITAL MARKETS—0.1%
	Walter Investment Management Corp.
	Term Loan B
$2,454	4.750% (1 Month USD Libor + 3.750%)—12/18/2020[1]	$ 2,218
CHEMICALS—0.6%
	Solenis International LP
	Second-Lien Term Loan
5,000	7.804% (3 Month USD Libor + 6.750%)—07/31/2022[1]	4,970
	Tronox Pigments Holland BV
	Term Loan
5,434	4.647% (3 Month USD Libor + 3.500%)—03/19/2020[1]	5,469
		10,439
COMMERCIAL SERVICES & SUPPLIES—0.6%
	Brand Energy & Infrastructure Services Inc.
	Term Loan
6,047	4.917% (3 Month USD Libor + 3.750%)—11/26/2020[1]	6,079
	Granite Acquisition Inc.
	Term Loan B
3,786	5.147% (3 Month USD Libor + 4.000%)—12/17/2021[1]	3,825
	Term Loan C
170	5.147% (3 Month USD Libor + 4.000%)—12/17/2021[1]	172
		3,997
		10,076
ELECTRICAL EQUIPMENT—0.3%
	Cortes NP Acquisition Corp.
	2017 Term Loan B
5,322	5.030% (1 Month USD Libor + 4.000%)—11/30/2023[1]	5,364
HOTELS, RESTAURANTS & LEISURE—0.2%
	Amaya Holdings BV
	Repriced Term Loan B
2,701	4.647% (3 Month USD Libor + 3.500%)—08/01/2021[1]	2,708
	Second-Lien Term Loan B
1,307	8.147% (3 Month USD Libor + 7.000%)—08/01/2022[1]	1,317
		4,025
INTERNET SOFTWARE & SERVICES—0.2%
	Ancestry.com Inc.
1,168	4.250% (3 Month USD Libor + 3.250%)—10/19/2023[1]	1,181
1,580	9.270% (2 Month USD Libor + 8.250%)—10/19/2024[1]	1,624
		2,805

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—0.7%
	California Resources Corporation
	Term Loan
$3,050	11.375% (1 Month USD Libor + 10.375%)—12/31/2021[1]	$ 3,347
	Chesapeake Energy Corp.
8,000	8.553% (3 Month USD Libor + 7.500%)—08/23/2021[1]	8,657
		12,004
SOFTWARE—0.2%
	Genesys Telecommunications Laboratories Inc.
4,040	5.158% (3 Month USD Libor + 4.000%)—01/19/2024[1]	4,076
SPECIALTY RETAIL—0.7%
	Ascena Retail Group Inc.
	Term Loan B
7,762	5.250% (1 Month USD Libor + 4.500%)—08/21/2022[1]	7,034
	Bass Pro Group LLC
6,150	6.147% (3 Month USD Libor + 5.000%)—12/16/2023[1]	6,002
		13,036
TRADING COMPANIES & DISTRIBUTORS—0.2%
	Safway Group Holdings LLC
	Term Loan B
3,060	5.750% (1 Month USD Libor + 4.750%)—08/21/2023[1]	3,093
TOTAL BANK LOAN OBLIGATIONS
(Cost $65,851)		67,136

CORPORATE BONDS & NOTES—92.9%
AEROSPACE & DEFENSE—2.0%
	Bombardier Inc.
6,550	6.000%—10/15/2022[2]	6,575
2,850	6.125%—01/15/2023[2]	2,850
1,000	8.750%—12/01/2021[2]	1,115
		10,540
	KLX Inc.
225	5.875%—12/01/2022[2]	237
	Moog Inc.
10,000	5.250%—12/01/2022[2]	10,450
	Orbital ATK Inc.
4,200	5.500%—10/01/2023	4,378
	TransDigm Inc.
9,500	6.500%—07/15/2024-05/15/2025	9,768
325	6.500%—05/15/2025[2]	333
		10,101
		35,706
AIR FREIGHT & LOGISTICS—0.7%
	Park Aerospace Holdings Ltd.
225	5.250%—08/15/2022[2]	238
325	5.500%—02/15/2024[2]	345
		583
	XPO Logistics Inc.
5,000	6.125%—09/01/2023[2]	5,269
6,250	6.500%—06/15/2022[2]	6,640
		11,909
		12,492
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTO COMPONENTS—1.2%
	American Axle & Manufacturing Inc.
$1,650	6.250%—04/01/2025[2]	$ 1,646
1,650	6.500%—04/01/2027[2]	1,642
5,000	6.625%—10/15/2022	5,175
		8,463
	American Tire Distributors Inc.
2,000	10.250%—03/01/2022[2]	2,063
	BCD Acquisition Inc.
4,150	9.625%—09/15/2023[2]	4,492
	Dana Financing Luxembourg SARL
3,000	6.500%—06/01/2026[2]	3,150
	Goodyear Tire & Rubber Co.
3,155	4.875%—03/15/2027	3,163
	ZF North America Capital Inc.
350	4.750%—04/29/2025[2]	365
		21,696
BEVERAGES—0.2%
	Cott Holdings Inc.
4,225	5.500%—04/01/2025[2]	4,309
BUILDING PRODUCTS—2.2%
	Building Materials Corp. of America
550	5.375%—11/15/2024[2]	576
	Griffon Corp.
16,225	5.250%—03/01/2022	16,651
	RSI Home Products Inc.
6,100	6.500%—03/15/2023[2]	6,344
	Standard Industries Inc.
5,000	5.500%—02/15/2023[2]	5,212
	Summit Materials LLC
9,250	6.125%—07/15/2023	9,736
		38,519
CHEMICALS—2.8%
	A Schulman Inc.
5,000	6.875%—06/01/2023	5,300
	Alpha 3 BV / Alpha US BidCo Inc.
2,000	6.250%—02/01/2025[2]	2,040
	Consolidated Energy Finance SA
2,451	6.750%—10/15/2019[2]	2,512
	Huntsman International LLC
5,000	4.875%—11/15/2020	5,281
	Koppers Inc.
1,550	6.000%—02/15/2025[2]	1,628
	NOVA Chemicals Corp.
3,500	5.250%—08/01/2023[2]	3,609
	Platform Specialty Products Corp.
7,425	6.500%—02/01/2022[2]	7,648
1,150	10.375%—05/01/2021[2]	1,284
		8,932
	PQ Corp.
4,500	6.750%—11/15/2022[2]	4,894
	Trinseo Materials Operating SCA
1,500	6.750%—05/01/2022[2]	1,586
	Tronox Finance LLC
4,875	7.500%—03/15/2022[2]	5,119
	Univar USA Inc.
7,750	6.750%—07/15/2023[2]	8,118
		49,019

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—2.7%
	Advanced Disposal Services Inc.
$4,650	5.625%—11/15/2024[2]	$ 4,795
	Brand Energy & Infrastructure Services Inc.
7,000	8.500%—12/01/2021[2]	7,455
	Carlson Travel Inc.
1,350	6.750%—12/15/2023[2]	1,398
	Clean Harbors Inc.
5,000	5.125%—06/01/2021	5,127
	Covanta Holding Corp.
1,025	5.875%—07/01/2025	1,025
6,900	6.375%—10/01/2022	7,116
		8,141
	Garda World Security Corp.
5,000	7.250%—11/15/2021[2]	5,058
	GFL Environmental Inc.
2,300	9.875%—02/01/2021[2]	2,484
	GW Honos Security Corp.
1,250	8.750%—05/15/2025[2]	1,273
	NuStar Logistics LP
2,000	6.750%—02/01/2021	2,178
	RR Donnelley & Sons Co.
4,000	6.000%—04/01/2024	3,775
	West Corp.
5,600	5.375%—07/15/2022[2]	5,677
		47,361
COMMUNICATIONS EQUIPMENT—0.7%
	Commscope Technologies LLC
570	5.000%—03/15/2027[2]	577
	Hughes Satellite Systems Corp.
1,500	6.500%—06/15/2019	1,627
2,500	6.625%—08/01/2026[2]	2,575
4,250	7.625%—06/15/2021	4,815
		9,017
	Telesat Canada / Telesat LLC
2,000	8.875%—11/15/2024[2]	2,205
		11,799
CONSTRUCTION & ENGINEERING—0.4%
	AECOM
2,650	5.125%—03/15/2027[2]	2,660
5,000	5.750%—10/15/2022	5,281
		7,941
CONSUMER FINANCE—1.7%
	Ally Financial Inc.
800	4.125%—03/30/2020	822
750	4.750%—09/10/2018	774
		1,596
	Navient Corp.
3,125	5.000%—10/26/2020	3,192
1,545	6.500%—06/15/2022	1,599
3,400	6.625%—07/26/2021	3,608
2,000	7.250%—09/25/2023	2,100
		10,499
	Navient Corp. MTN[3]
7,550	7.250%—01/25/2022	8,069
	OneMain Financial Holdings Inc.
2,500	6.750%—12/15/2019[2]	2,637
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Springleaf Finance Corp.
$1,500	6.000%—06/01/2020	$ 1,541
4,550	7.750%—10/01/2021	4,880
		6,421
		29,222
CONTAINERS & PACKAGING—3.2%
	ARD Finance SA
4,500	7.125%—09/15/2023[2]	4,680
	Ardagh Packaging Finance plc
10,000	6.000%—02/15/2025[2]	10,362
	Berry Plastics Corp.
1,000	5.125%—07/15/2023	1,043
3,000	5.500%—05/15/2022	3,139
		4,182
	Bway Holding Co.
5,950	5.500%—04/15/2024[2]	6,032
9,750	7.250%—04/15/2025[2]	9,762
		15,794
	Flex Acquisition Co. Inc.
2,950	6.875%—01/15/2025[2]	3,044
	Reynolds Group Issuer Inc.
5,000	7.000%—07/15/2024[2]	5,391
	Signode Industrial Group Lux SA
13,500	6.375%—05/01/2022[2]	13,974
		57,427
DIVERSIFIED TELECOMMUNICATION SERVICES—5.3%
	Altice Financing SA
3,000	6.625%—02/15/2023[2]	3,184
2,100	7.500%—05/15/2026[2]	2,273
		5,457
	CenturyLink Inc.
3,000	5.625%—04/01/2020	3,195
2,150	5.800%—03/15/2022	2,257
1,675	7.500%—04/01/2024	1,824
		7,276
	Frontier Communications Corp.
7,000	7.125%—03/15/2019-01/15/2023	6,520
3,675	7.625%—04/15/2024	3,170
		9,690
	GCI Inc.
7,000	6.750%—06/01/2021	7,262
2,460	6.875%—04/15/2025	2,657
		9,919
	Inmarsat Finance plc
15,700	4.875%—05/15/2022[2]	15,857
950	6.500%—10/01/2024[2]	1,007
		16,864
	Intelsat Jackson Holdings SA
3,465	5.500%—08/01/2023	2,976
3,625	7.250%—04/01/2019-10/15/2020	3,467
7,185	7.500%—04/01/2021	6,610
		13,053
	Level 3 Communications Inc.
2,100	5.750%—12/01/2022	2,192

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Level 3 Financing Inc.
$825	5.125%—05/01/2023	$ 849
1,100	6.125%—01/15/2021	1,138
		1,987
	Telecom Italia SpA
4,500	5.303%—05/30/2024[2]	4,674
	Wind Acquisition Finance SA
9,500	4.750%—07/15/2020[2]	9,702
	Zayo Group LLC
3,600	5.750%—01/15/2027[2]	3,830
8,000	6.000%—04/01/2023	8,540
		12,370
		93,184
ELECTRIC UTILITIES—0.4%
	Talen Energy Supply LLC
9,100	6.500%—06/01/2025	7,280
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
	Anixter Inc.
9,000	5.125%—10/01/2021	9,585
750	5.500%—03/01/2023	798
		10,383
	Belden Inc.
5,000	5.500%—09/01/2022[2]	5,150
		15,533
ENERGY EQUIPMENT & SERVICES—1.5%
	Archrock Partners LP
3,000	6.000%—04/01/2021-10/01/2022	3,012
	Hornbeck Offshore Services Inc.
4,500	5.000%—03/01/2021	2,790
	Precision Drilling Corp.
1,405	6.625%—11/15/2020	1,433
	SESI LLC
1,900	6.375%—05/01/2019	1,905
	Trinidad Drilling Ltd.
2,375	6.625%—02/15/2025[2]	2,399
	Unit Corp.
4,000	6.625%—05/15/2021	4,000
	Weatherford International Ltd.
3,825	7.750%—06/15/2021	4,093
5,900	8.250%—06/15/2023	6,409
		10,502
		26,041
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
	Communications Sales & Leasing Inc.
1,625	7.125%—12/15/2024[2]	1,666
7,500	8.250%—10/15/2023	8,041
		9,707
	CyrusOne LP
1,555	5.000%—03/15/2024[2]	1,602
440	5.375%—03/15/2027[2]	454
		2,056
	DuPont Fabros Technology LP
2,000	5.875%—09/15/2021	2,086
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	FelCor Lodging LP
$5,650	5.625%—03/01/2023	$ 5,976
2,315	6.000%—06/01/2025	2,483
		8,459
	GEO Group Inc.
1,500	5.125%—04/01/2023	1,515
3,650	5.875%—01/15/2022-10/15/2024	3,797
		5,312
	Iron Mountain Inc.
8,800	5.750%—08/15/2024	9,108
	Kennedy-Wilson Inc.
5,000	5.875%—04/01/2024	5,231
	MPT Operating Partnership LP
1,500	6.375%—03/01/2024	1,631
	RHP Hotel Properties LP
3,250	5.000%—04/15/2021	3,327
	Sabra Health Care LP
1,800	5.500%—02/01/2021	1,883
	Uniti GRP
1,750	7.125%—12/15/2024[2]	1,794
		50,594
FOOD & STAPLES RETAILING—1.5%
	Albertsons Cos. LLC
7,700	5.750%—03/15/2025[2]	7,508
2,250	6.625%—06/15/2024[2]	2,306
		9,814
	Murphy Oil USA Inc.
875	5.625%—05/01/2027	899
	Nature's Bounty Co.
8,000	7.625%—05/15/2021[2]	8,520
	Rite Aid Corp.
7,450	6.125%—04/01/2023[2]	7,413
		26,646
FOOD PRODUCTS—0.9%
	Dole Food Co. Inc.
3,525	7.250%—06/15/2025[2]	3,671
	Post Holdings Inc.
1,700	5.000%—08/15/2026[2]	1,696
1,100	5.500%—03/01/2025[2]	1,155
1,625	5.750%—03/01/2027[2]	1,692
7,500	6.000%—12/15/2022[2]	8,034
		12,577
		16,248
GAS UTILITIES—1.0%
	Amerigas Partners LP
3,800	5.750%—05/20/2027	3,829
	Ferrellgas LP
6,550	6.500%—05/01/2021	6,337
5,500	6.750%—06/15/2023	5,335
		11,672
	Suburban Propane Partners LP
1,600	5.875%—03/01/2027	1,604
		17,105
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
	Alere Inc.
5,600	6.375%—07/01/2023[2]	6,125

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	Capsugel SA
$8,500	7.000%—05/15/2019[2]	$ 8,481
	DPX Holdings BV
550	7.500%—02/01/2022[2]	583
	Hill-Rom Holdings Inc.
1,700	5.000%—02/15/2025[2]	1,725
	Hologic Inc.
4,650	5.250%—07/15/2022[2]	4,917
		21,831
HEALTH CARE PROVIDERS & SERVICES—7.3%
	Acadia Healthcare Co. Inc.
1,000	5.125%—07/01/2022	1,016
5,200	6.500%—03/01/2024	5,525
		6,541
	Air Medical Merger Sub Corp.
5,000	6.375%—05/15/2023[2]	4,900
	AMN Healthcare Inc.
1,000	5.125%—10/01/2024[2]	1,012
	Centene Corp.
5,000	4.750%—01/15/2025	5,094
7,000	5.625%—02/15/2021	7,376
		12,470
	Community Health Systems Inc.
3,575	6.250%—03/31/2023	3,651
	DaVita HealthCare Partners Inc.
3,000	5.000%—05/01/2025	3,030
	DaVita Inc.
250	5.125%—07/15/2024	258
3,100	5.750%—08/15/2022	3,220
		3,478
	Envision Healthcare Corp.
7,650	5.125%—07/01/2022[2]	7,803
	HCA Holdings Inc.
2,500	6.250%—02/15/2021	2,719
	HCA Inc.
7,600	4.500%—02/15/2027	7,691
4,900	4.750%—05/01/2023	5,157
6,050	5.875%—05/01/2023-02/15/2026	6,576
2,350	6.500%—02/15/2020	2,585
		22,009
	Inventiv Group Holdings Inc.
5,900	7.500%—10/01/2024[2]	6,121
	MEDNAX Inc.
625	5.250%—12/01/2023[2]	641
	Molina Healthcare Inc.
4,000	5.375%—11/15/2022	4,190
	MPH Acquisition Holdings LLC
15,950	7.125%—06/01/2024[2]	17,186
	RegionalCare Hospital Partners Holdings Inc.
6,400	8.250%—05/01/2023[2]	6,841
	Sterigenics-Nordion Holdings LLC
1,903	6.500%—05/15/2023[2]	1,965
	Sterigenics-Nordion Topco LLC
6,475	8.125%—11/01/2021[2]	6,685
	Surgical Care Affiliates Inc.
5,000	6.000%—04/01/2023[2]	5,421
	Team Health Holdings Inc.
4,150	6.375%—02/01/2025[2]	4,062
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Tenet Healthcare Corp.
$1,350	4.631%—06/15/2020[4]	$ 1,364
1,150	7.500%—01/01/2022[2]	1,233
		2,597
	Wellcare Health Plans Inc.
4,875	5.250%—04/01/2025	5,082
		128,404
HEALTH CARE TECHNOLOGY—0.2%
	Change Healthcare Holdings LLC
2,875	5.750%—03/01/2025[2]	2,961
HOTELS, RESTAURANTS & LEISURE—2.6%
	Boyd Gaming Corp.
3,100	6.375%—04/01/2026	3,348
	Brinker International Inc.
2,500	3.875%—05/15/2023	2,369
	Burger King Worldwide Inc.
1,075	6.000%—04/01/2022[2]	1,123
	Eldorado Resorts Inc.
1,100	6.000%—04/01/2025[2]	1,141
	ESH Hospitality Inc.
9,250	5.250%—05/01/2025[2]	9,389
	Penn National Gaming Inc.
1,200	5.625%—01/15/2027[2]	1,212
	Pinnacle Entertainment Inc.
1,750	5.625%—05/01/2024[2]	1,811
	Scientific Games International Inc.
850	6.250%—09/01/2020	822
2,700	6.625%—05/15/2021	2,616
		3,438
	SIX Flags Entertainment Corp.
5,625	4.875%—07/31/2024[2]	5,688
	Station Casinos LLC
1,725	7.500%—03/01/2021	1,801
	Viking Cruises Ltd.
2,250	6.250%—05/15/2025[2]	2,177
11,650	8.500%—10/15/2022[2]	12,203
		14,380
		45,700
HOUSEHOLD DURABLES—1.0%
	Calatlantic Group Inc.
475	5.250%—06/01/2026	487
400	5.875%—11/15/2024	431
		918
	Energizer Holdings Inc.
9,000	5.500%—06/15/2025[2]	9,405
	Shea Homes LP
6,000	5.875%—04/01/2023[2]	6,090
	Tri Pointe Group Inc.
1,400	4.875%—07/01/2021	1,460
		17,873
HOUSEHOLD PRODUCTS—1.1%
	First Quality Finance Co. Inc.
12,000	4.625%—05/15/2021[2]	11,835
	Kronos Acquisition Holdings Inc.
4,525	9.000%—08/15/2023[2]	4,604

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD PRODUCTS—Continued
	Lennar Corp.
$500	4.125%—12/01/2018	$ 512
2,725	4.500%—04/30/2024	2,761
		3,273
		19,712
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.8%
	AES Corp.
4,500	5.500%—04/15/2025	4,635
300	6.000%—05/15/2026	318
		4,953
	Calpine Corp.
4,150	5.500%—02/01/2024	4,020
12,600	5.750%—01/15/2025	12,254
		16,274
	Dynegy Inc.
4,750	7.375%—11/01/2022	4,572
5,275	8.000%—01/15/2025[2]	4,853
		9,425
	NRG Energy Inc.
16,390	6.250%—07/15/2022-05/01/2024	16,417
2,275	6.625%—01/15/2027	2,263
		18,680
		49,332
INSURANCE—0.2%
	Usis Merger Sub Inc.
4,375	6.875%—05/01/2025[2]	4,463
INTERNET SOFTWARE & SERVICES—0.2%
	Equinix Inc.
3,325	5.375%—05/15/2027	3,482
IT SERVICES—1.4%
	Alliance Data Systems Corp.
3,200	5.375%—08/01/2022[2]	3,248
2,600	6.375%—04/01/2020[2]	2,652
		5,900
	Alliance Data Systems Corp. MTN[3]
3,175	5.875%—11/01/2021[2]	3,294
	Booz Allen Hamilton Inc.
1,725	5.125%—05/01/2025[2]	1,753
	First Data Corp.
1,500	5.375%—08/15/2023[2]	1,564
3,750	5.750%—01/15/2024[2]	3,905
		5,469
	Gartner Inc.
1,150	5.125%—04/01/2025[2]	1,193
	WEX Inc.
8,005	4.750%—02/01/2023[2]	7,945
		25,554
LIFE SCIENCES TOOLS & SERVICES—0.7%
	Eagle Holding Co. II LLC
3,000	7.625%—05/15/2022[2]	3,068
	Jaguar Holding Co. II
6,000	6.375%—08/01/2023[2]	6,270
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LIFE SCIENCES TOOLS & SERVICES—Continued
	Quintiles Transnational Corp.
$2,350	4.875%—05/15/2023[2]	$ 2,426
		11,764
MACHINERY—0.6%
	CNH Industrial Capital LLC
150	4.375%—04/05/2022	153
	EnPro Industries Inc.
1,925	5.875%—09/15/2022[2]	2,031
	Gardner Denver Inc.
5,000	6.875%—08/15/2021[2]	5,213
	Tennant Co.
1,350	5.625%—05/01/2025[2]	1,409
	Terex Corp.
2,625	5.625%—02/01/2025[2]	2,687
		11,493
MEDIA—14.4%
	Altice Luxembourg SA
3,800	7.750%—05/15/2022[2]	4,047
	Block Communications Inc.
2,550	6.875%—02/15/2025[2]	2,754
	Cable One Inc.
2,885	5.750%—06/15/2022[2]	3,029
	Cablevision Systems Corp.
12,000	5.875%—09/15/2022	12,345
8,000	8.000%—04/15/2020	8,955
		21,300
	CBS Radio Inc.
1,750	7.250%—11/01/2024[2]	1,907
	CCO Holdings LLC
10,200	5.125%—05/01/2023-05/01/2027[2]	10,505
5,250	5.250%—03/15/2021-09/30/2022	5,458
3,500	5.875%—04/01/2024[2]	3,754
		19,717
	Cequel Communications Holdings I LLC
6,000	5.125%—12/15/2021[2]	6,165
4,725	6.375%—09/15/2020[2]	4,882
		11,047
	Clear Channel Worldwide Holdings Inc.
5,700	7.625%—03/15/2020	5,785
	CSC Holdings LLC
3,500	5.250%—06/01/2024	3,550
750	10.875%—10/15/2025[2]	903
		4,453
	DISH DBS Corp.
4,150	5.000%—03/15/2023	4,171
13,000	5.875%—11/15/2024	13,682
3,325	6.750%—06/01/2021	3,624
		21,477
	Gray Television Inc.
1,825	5.125%—10/15/2024[2]	1,834
	Lions Gate Entertainment Corp.
3,250	5.875%—11/01/2024[2]	3,388
	MDC Partners Inc.
6,075	6.500%—05/01/2024[2]	5,954

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Mediacom Broadband LLC
$2,800	5.500%—04/15/2021	$ 2,874
4,600	6.375%—04/01/2023	4,864
		7,738
	Midcontinent Finance Corp.
6,600	6.875%—08/15/2023[2]	7,112
	Nexstar Broadcasting Inc.
5,000	6.125%—02/15/2022[2]	5,253
	Nexstar Escrow Corp.
1,700	5.625%—08/01/2024[2]	1,747
	Outfront Media Capital LLC
1,400	5.875%—03/15/2025	1,486
	Quebecor Media Inc.
3,000	5.750%—01/15/2023	3,169
	Radiate Holdco LLC / Radiate Finance Inc.
5,300	6.625%—02/15/2025[2]	5,300
	SFR Group SA
11,050	6.000%—05/15/2022[2]	11,561
200	6.250%—05/15/2024[2]	208
4,250	7.375%—05/01/2026[2]	4,489
		16,258
	Sinclair Television Group Inc.
2,000	5.125%—02/15/2027[2]	1,995
4,000	6.125%—10/01/2022	4,195
		6,190
	Sirius XM Radio Inc.
11,500	6.000%—07/15/2024[2]	12,334
	Time Inc.
8,000	5.750%—04/15/2022[2]	8,220
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[2]	5,075
	Tribune Media Co.
11,300	5.875%—07/15/2022	11,927
	Unitymedia Hessen GmbH & Co. KG
225	5.500%—01/15/2023[2]	235
	Univision Communications Inc.
10,000	5.125%—05/15/2023-02/15/2025[2]	10,060
7,325	6.750%—09/15/2022[2]	7,700
		17,760
	UPCB Finance IV Ltd.
11,700	5.375%—01/15/2025[2]	11,963
	Virgin Media Finance plc
3,000	6.000%—10/15/2024[2]	3,154
2,500	6.375%—04/15/2023[2]	2,634
		5,788
	Virgin Media Secured Finance plc
1,070	5.500%—08/15/2026[2]	1,095
	Wavedivision Escrow LLC
1,050	8.125%—09/01/2020[2]	1,083
	WideOpenWest Finance LLC
4,242	10.250%—07/15/2019	4,428
	WMG Acquisition Corp.
1,700	5.625%—04/15/2022[2]	1,779
5,000	6.750%—04/15/2022[2]	5,288
		7,067
	Ziggo Bond Finance BV
6,000	5.875%—01/15/2025[2]	6,188
		254,108
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—4.4%
	AK Steel Corp.
$2,050	7.000%—03/15/2027	$ 2,037
	Alcoa Nederland Holding BV
2,250	6.750%—09/30/2024[2]	2,472
1,925	7.000%—09/30/2026[2]	2,137
		4,609
	Alliance Resource Operating Partners
2,825	7.500%—05/01/2025[2]	2,942
	Anglo American Capital plc
2,550	4.750%—04/10/2027[2]	2,643
	Constellium NV
7,500	5.750%—05/15/2024[2]	7,069
6,775	6.625%—03/01/2025[2]	6,690
		13,759
	Freeport-McMoRan Inc.
5,000	3.875%—03/15/2023	4,663
4,000	4.550%—11/14/2024	3,778
		8,441
	Grinding Media Inc.
4,000	7.375%—12/15/2023[2]	4,277
	Hudbay Minerals Inc.
1,600	7.250%—01/15/2023[2]	1,710
2,375	7.625%—01/15/2025[2]	2,556
		4,266
	Novelis Corp.
6,600	5.875%—09/30/2026[2]	6,798
5,000	6.250%—08/15/2024[2]	5,300
		12,098
	Teck Resources Ltd.
13,641	4.750%—01/15/2022	14,187
	Zekelman Industries Inc.
7,100	9.875%—06/15/2023[2]	8,041
		77,300
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Starwood Property Trust Inc.
1,625	5.000%—12/15/2021[2]	1,698
OIL, GAS & CONSUMABLE FUELS—9.5%
	Ascent Resources Utica Holdings LLC
1,950	10.000%—04/01/2022[2]	2,018
	Baytex Energy Corp.
550	5.125%—06/01/2021[2]	517
6,025	5.625%—06/01/2024[2]	5,543
		6,060
	Cheniere Corpus Christi Holdings LLC
3,910	5.875%—03/31/2025[2]	4,179
	Chesapeake Energy Corp.
5,250	8.000%—12/15/2022[2]	5,552
	Crestwood Midstream Partners LP
1,050	5.750%—04/01/2025[2]	1,092
	CrownRock Finance Inc.
1,600	7.125%—04/15/2021[2]	1,658
500	7.750%—02/15/2023[2]	537
		2,195

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Denbury Resources Inc.
$4,900	5.500%—05/01/2022	$ 3,675
1,350	9.000%—05/15/2021[2]	1,431
		5,106
	Energy Transfer Equity LP
1,000	7.500%—10/15/2020	1,132
	Extraction Oil & Gas Holdings LLC
1,300	7.875%—07/15/2021[2]	1,368
	Genesis Energy LP
2,050	5.750%—02/15/2021	2,083
750	6.000%—05/15/2023	754
4,500	6.750%—08/01/2022	4,652
		7,489
	Global Partners LP
1,450	7.000%—06/15/2023	1,443
	Gulfport Energy Corp.
2,000	6.000%—10/15/2024[2]	1,980
	Holly Energy Partners LP
650	6.000%—08/01/2024[2]	691
	Jupiter Resources Inc.
3,500	8.500%—10/01/2022[2]	2,870
	Murphy Oil Corp.
7,500	4.700%—12/01/2022	7,350
	NGL Energy Partners LP
4,250	5.125%—07/15/2019	4,261
4,900	6.875%—10/15/2021	4,888
5,750	7.500%—11/01/2023[2]	5,807
		14,956
	Oasis Petroleum Inc.
8,900	6.875%—03/15/2022-01/15/2023	9,041
	Peabody Securities Finance Corp.
1,625	6.375%—03/31/2025[2]	1,660
	QEP Resources Inc.
500	6.875%—03/01/2021	530
	Range Resources Corp.
7,000	5.875%—07/01/2022[2]	7,192
	Rice Energy Inc.
9,000	6.250%—05/01/2022	9,456
	Rose Rock Midstream LP
8,000	5.625%—07/15/2022-11/15/2023	7,965
	Sanchez Energy Corp.
3,250	6.125%—01/15/2023	3,006
5,600	7.750%—06/15/2021	5,446
		8,452
	Semgroup Corp.
3,050	6.375%—03/15/2025[2]	3,080
	SM Energy Co.
1,000	6.125%—11/15/2022	1,020
	Summit Midstream Holdings LLC
2,150	5.750%—04/15/2025	2,188
	Sunoco LP
6,500	6.250%—04/15/2021	6,882
	Tallgrass Energy Finance Corp.
6,000	5.500%—09/15/2024[2]	6,060
	Tesoro Logistics LP
5,000	5.500%—10/15/2019	5,325
2,000	6.250%—10/15/2022	2,155
		7,480
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Ultra Resources Inc.
$1,075	6.875%—04/15/2022[2]	$ 1,088
875	7.125%—04/15/2025[2]	868
		1,956
	Whiting Petroleum Corp.
6,875	5.000%—03/15/2019	6,978
6,550	5.750%—03/15/2021	6,550
2,450	6.250%—04/01/2023	2,462
		15,990
	Wildhorse Resource Development Corp.
2,200	6.875%—02/01/2025[2]	2,118
	WPX Energy Inc.
625	6.000%—01/15/2022	637
1,100	7.500%—08/01/2020	1,172
7,950	8.250%—08/01/2023	8,904
		10,713
		167,264
PAPER & FOREST PRODUCTS—0.7%
	Cascades Inc.
8,025	5.500%—07/15/2022[2]	8,125
4,050	5.750%—07/15/2023[2]	4,131
		12,256
PHARMACEUTICALS—1.8%
	Endo Finance LLC
4,125	5.375%—01/15/2023[2]	3,558
600	5.750%—01/15/2022[2]	558
1,700	5.875%—10/15/2024[2]	1,736
200	6.000%—02/01/2025[2]	170
750	7.250%—01/15/2022[2]	742
		6,764
	Mallinckrodt International Finance SA
2,000	4.750%—04/15/2023	1,715
2,540	5.625%—10/15/2023[2]	2,438
800	5.750%—08/01/2022[2]	790
		4,943
	Prestige Brands Inc.
3,650	5.375%—12/15/2021[2]	3,778
2,850	6.375%—03/01/2024[2]	3,064
		6,842
	Valeant Pharmaceuticals International Inc.
1,200	5.375%—03/15/2020[2]	1,032
2,650	5.625%—12/01/2021[2]	2,050
1,500	6.375%—10/15/2020[2]	1,296
1,775	6.500%—03/15/2022[2]	1,822
190	6.750%—08/15/2018[2]	190
3,825	7.000%—03/15/2024[2]	3,911
2,625	7.500%—07/15/2021[2]	2,185
		12,486
		31,035
PROFESSIONAL SERVICES—1.0%
	Camelot Finance SA
8,565	7.875%—10/15/2024[2]	9,207
	Nielsen Co. Luxembourg Sarl
1,125	5.500%—10/01/2021[2]	1,171

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PROFESSIONAL SERVICES—Continued
	Nielsen Finance LLC.
$1,500	4.500%—10/01/2020	$ 1,532
1,850	5.000%—04/15/2022[2]	1,909
		3,441
	Tempo Acquisition LLC
4,125	6.750%—06/01/2025[2]	4,249
		18,068
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
	Realogy Group LLC
2,750	4.875%—06/01/2023[2]	2,791
5,500	5.250%—12/01/2021[2]	5,817
		8,608
ROAD & RAIL—0.9%
	Avis Budget Car Rental LLC
2,000	5.125%—06/01/2022[2]	1,952
1,000	5.250%—03/15/2025[2]	946
1,000	5.500%—04/01/2023	989
		3,887
	Herc Rentals Inc.
2,632	7.500%—06/01/2022[2]	2,875
5,044	7.750%—06/01/2024[2]	5,530
		8,405
	Hertz Corp.
4,000	6.250%—10/15/2022	3,710
		16,002
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
	Advanced Micro Devices Inc.
2,850	7.000%—07/01/2024	3,046
2,300	7.500%—08/15/2022	2,565
		5,611
	Micron Technology Inc.
3,500	5.250%—01/15/2024[2]	3,626
125	5.500%—02/01/2025	131
		3,757
		9,368
SOFTWARE—1.2%
	Genesys Telecommunications Laboratories Inc.
1,900	10.000%—11/30/2024[2]	2,109
	Infor Software Parent LLC
7,800	7.125%—05/01/2021[2]	8,011
	Infor US Inc.
3,500	6.500%—05/15/2022	3,657
	Nuance Communications Inc.
28	5.375%—08/15/2020[2]	29
2,275	5.625%—12/15/2026[2]	2,357
3,000	6.000%—07/01/2024[2]	3,173
		5,559
	Symantec Corp.
1,000	5.000%—04/15/2025[2]	1,036
		20,372
SPECIALTY RETAIL—0.9%
	Asbury Automotive Group Inc.
200	6.000%—12/15/2024	207
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Penske Automotive Group Inc.
$4,000	5.750%—10/01/2022	$ 4,160
	PetSmart Inc.
10,250	7.125%—03/15/2023[2]	9,379
	Sonic Automotive Inc.
1,850	6.125%—03/15/2027[2]	1,869
		15,615
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	Diamond 1 Finance Corp.
500	5.875%—06/15/2021[2]	531
	NCR Corp.
3,500	5.875%—12/15/2021	3,679
900	6.375%—12/15/2023	967
		4,646
	Seagate HDD Cayman
2,000	4.875%—03/01/2024[2]	1,992
		7,169
TEXTILES, APPAREL & LUXURY GOODS—0.1%
	Hanesbrands Inc.
1,175	4.625%—05/15/2024[2]	1,172
THRIFTS & MORTGAGE FINANCE—1.2%
	Nationstar Mortgage LLC
4,750	6.500%—08/01/2018-07/01/2021	4,836
747	7.875%—10/01/2020	777
		5,613
	Quicken Loans Inc.
16,250	5.750%—05/01/2025[2]	16,494
		22,107
TRADING COMPANIES & DISTRIBUTORS—1.0%
	United Rentals North America Inc.
1,325	5.500%—05/15/2027	1,366
6,500	5.750%—11/15/2024	6,874
4,325	5.875%—09/15/2026	4,579
4,000	6.125%—06/15/2023	4,190
538	7.625%—04/15/2022	563
		17,572
WIRELESS TELECOMMUNICATION SERVICES—2.8%
	Sprint Capital Corp.
1,500	6.875%—11/15/2028	1,631
2,200	6.900%—05/01/2019	2,368
		3,999
	Sprint Communications Inc.
10,475	6.000%—11/15/2022	10,940
2,250	7.000%—08/15/2020	2,444
		13,384
	Sprint Corp.
6,125	7.125%—06/15/2024	6,676
4,250	7.250%—09/15/2021	4,659
7,975	7.625%—02/15/2025	8,922
2,375	7.875%—09/15/2023	2,672
		22,929
	T-Mobile USA Inc.
600	4.000%—04/15/2022	615
850	5.125%—04/15/2025	898
850	5.375%—04/15/2027	912

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
$1,000	6.000%—03/01/2023	$ 1,067
300	6.125%—01/15/2022	318
5,500	6.500%—01/15/2024-01/15/2026	6,072
		9,882
		50,194
TOTAL CORPORATE BONDS & NOTES
(Cost $1,579,756)		1,640,599

SHORT-TERM INVESTMENTS—2.2%
(Cost $39,116)
REPURCHASE AGREEMENTS
39,116	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $39,900)	39,116
TOTAL INVESTMENTS—98.9%
(Cost $1,684,723)		1,746,851
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		19,549
TOTAL NET ASSETS—100.0%		$1,766,400
FAIR VALUE MEASUREMENTS
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2017 or October 31, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at April 30, 2017.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $908,267,000 or 51% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
4	Floating rate security, the stated rate represents the rate in effect at April 30, 2017.
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the six months ended April 30, 2017, much of the period was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites.
Donald Trump stunned in winning the U.S. presidential election at the end of 2016, but the market reaction was almost as surprising. Most markets focused on the pro-growth and inflationary potential of fiscal stimulus as many risk assets rallied while inflation expectations and yields rose. Following the election, volatility fell, equities rallied, credit spreads tightened and the U.S. Dollar strengthened as investors anticipated expansionary fiscal policy, tax cuts, and deregulation. As such, the U.S. Federal Reserve (Fed) raised rates for just the second time in a decade (as widely expected), but with a hawkish tilt as the “blue dots” increased for 2017 – signaling the Federal Open Market Committee’s (FOMC) shift towards raising interest rates.
This optimism continued into the new year and solid U.S. economic data, relatively easy financial conditions, and both business and consumer optimism gave the Fed an opportunity to continue on its path toward policy normalization. This rate hike, though, was perceived as more dovish given the largely unchanged statement. Inflation expectations were generally stable over the period despite fluctuations in oil prices related to building inventories in the U.S. and concerns over OPEC’s adherence to its production cut agreement. Real rates in the U.S. drifted lower in the beginning of 2017, in contrast to the sharp upward move seen in November post-election.
Abroad, Dutch election results tempered somewhat the risks related to more nationalist, anti-EU outcomes in the eurozone. This was further enforced by the French elections, as the first round victory for centrist Emmanuel Macron served to not only validate pre-election polls, but also spur a “relief rally” in the markets on his presumed victory in the second round against the anti-euro and populist candidate Marine Le Pen. Still, Le Pen’s passage to the second round served as a reminder of the momentum of populist movements globally.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the six-months ended April 30, 2017. The Fund returned 0.37% (Institutional Class) and 0.33% (Administrative Class) for the six-month period, compared with the Index’s return of -0.67%. The Fund also outperformed the Index for the 3-, 5- and 10-year periods ended April 30, 2017, and since the Fund’s inception in 1987.
The following strategies helped Fund returns for the six-months ended April 30, 2017:
•	U.S. interest rate strategies, including duration and yield curve positioning, particularly an underweight to the front- and long-end of the U.S. Treasury curve as rates rose over the period.
•	Positions in U.S. Treasury Inflation-Protected Securities (TIPS), as breakevens rose over the period. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. TIPS and like-duration U.S. Treasuries.
•	Positions in select municipal bonds, as yield spreads for the sector tightened.
•	A modest allocation to non-agency mortgages as non-agency mortgage backed securities performed well amid continued favorable market technicals and stable residential real estate fundamentals.
•	An allocation to high yield, which provided an attractive source of yield.

Harbor Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association TBA	30.0%
U.S. Treasury	22.4%
Federal National Mortgage Association	5.6%
Brazil Letras Do Tesouro Nacional	4.1%
Japan Treasury Discount Bill	3.6%
Federal National Mortgage Association REMIC	3.4%
Federal Home Loan Mortgage Corp. TBA	3.1%
Bank of America Corp.	2.2%
Government National Mortgage Association TBA	2.2%
Brazil Notas Do Tesouro Nacional Série F	1.1%
The following strategies were negative or neutral for returns:
•	An underweight to investment grade credit, as spreads for the sector tightened over the period.
•	Currency positioning, specifically long U.S. Dollar positions versus a basket of Asian emerging market currents as those currencies appreciated relative to the U.S. Dollar.
OUTLOOK & STRATEGY
We expect the nearly eight-year-old global economic expansion will strengthen and broaden over the coming year. Our outlook reflects several positive factors: generally supportive fiscal policies (or expectations of them) in most developed market economies, easier financial conditions since the start of the year, more optimism among market participants as indicated by consumer and business confidence data, and a rebound in global trade.
In the U.S., we see growth above-trend at 2.0%‒2.5% in 2017 as business investment recovers, particularly in the Energy sector, and Consumer Spending is supported by a further decline in unemployment, higher consumer confidence and expectations of personal income tax cuts in 2018. We forecast core inflation to hover sideways this year at 2.0%–2.5%, but expect that the Fed will feel encouraged by above-trend growth to raise interest rates two more times during 2017.
For the eurozone, we now expect growth will rise to a range of 1.5%‒2.0% in 2017. While political uncertainty remains elevated ahead of crucial elections in France, Germany and potentially Italy, both fiscal policy and monetary policy are expansionary, and the recovery in global trade growth supports exports and investment. In the U.K., we expect growth to stay in the range of 1.75%–2.25% despite Brexit, reflecting robust momentum, and higher government spending.
In emerging markets, we expect moderate growth will return to Brazil and Russia as their deep recessions end. With inflation dropping, both countries’ central banks could cut rates multiple times. We believe that China’s public sector credit bubble and private sector capital outflows will likely remain under control, and we expect growth to slow to a 6%‒6.5% band in 2017 as policymakers prioritize financial stability over economic stimulus ahead of the 19th National Party Congress in the fourth quarter. We believe that any trade war with the U.S. will likely involve words rather than action, and we expect the Chinese Yuan to depreciate gradually by 4.0%–5.0% against the U.S. Dollar.
With respect to portfolio strategy, we plan to:
•	Be modestly underweight duration overall relative to the benchmark. An overweight in the U.S. is more than offset by short duration positions in other developed regions, including the U.K. and Japan whose yield curves have the potential to normalize closer to U.S. levels. In the U.S., we have moderated our positioning at the front-end of the yield curve given the move in front-end yields post-election. We are overweight the intermediate part of the curve as we believe rates are likely to be range bound in the near-term. We are underweight the long end as longer-term rates may drift higher with the potential for rising inflation and higher term premiums.
•	We are underweight investment grade corporate credit and instead maintain a more diversified, broader credit mix. We find attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, and we remain opportunistic by looking to add exposure during market dislocations. We see value in banks and select financial companies, housing-related credits, and taxable municipals (primarily Build-America Bonds).
•	Remain selective in allocations to emerging markets debt, given increasing dispersion in the pace of economic growth.
•	We remain tactical with our foreign currency positioning; while we expect to maintain a long-U.S. Dollar bias, the composition of relative value exposures may change tactically given the market environment. We maintain a long-U.S. dollar bias against a basket of emerging market Asian currencies, specifically those of China’s largest regional trading partners.
•	Continue to hold positions in TIPS to protect against any future surprises in inflation. Inflation expectations embedded in markets still appear too depressed in light of the Fed’s efforts to reflate the economy.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014
Cusip	411511108
Ticker	HABDX
Inception Date	12/29/1987
Net Expense Ratio	0.51% [a,b]
Total Net Assets (000s)	$2,239,739

ADMINISTRATIVE CLASS

Fund #	2214
Cusip	411511686
Ticker	HRBDX
Inception Date	11/01/2002
Net Expense Ratio	0.76% [a,b]
Total Net Assets (000s)	$32,299
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	2.70%	3.06%
Yield to Maturity	4.71%	2.50%
Current 30-Day Yield (Institutional Class)	2.63%	2.56%
Weighted Average Maturity	7.19 years	8.20 years
Weighted Average Duration	4.89 years	5.96 years
Portfolio Turnover (6-Month Period Ended 04/30/2017)	287% [c]	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	-11.56%
>1 to 5	97.16%
>5 to 10	2.49%
>10 to 15	1.88%
>15 to 20	3.30%
>20 to 25	2.28%
>25 yrs.	4.45%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	10 Years
Harbor Bond Fund
Institutional Class	0.37%	2.90%	2.83%	5.31%	12/29/1987	$16,773
Administrative Class	0.33	2.72	2.59	5.06	11/01/2002	16,378
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	4.30%	—	$15,232
As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Net) and 0.61% (Gross) (Institutional Class); and 0.78% (Net) and 0.86% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects a contractual management fee waiver effective through February 28, 2018 and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
b	Annualized
c	Unannualized

Harbor Bond Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -22.8%)
ASSET-BACKED SECURITIES—8.5%
Principal Amount		Value
	Allegro CLO I Ltd.[1]
	Series 2013 Cl. 1A
$6,500	2.218% (3 Month USD Libor + 1.220%)—01/30/2026[5,3]	$ 6,508
	Apidos CLO XVIII[1]
	Series 2014 Cl. 18A
4,000	2.273% (3 Month USD Libor + 1.120%)—07/22/2026[5,3]	4,000
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,866	1.151% (1 Month Libor + 0.160%)—05/25/2036[5]	2,438
	Series 2005-W2 Cl. A2C
3,332	1.351% (1 Month USD libor + 0.360%)—10/25/2035[5]	3,276
	Series 2004-W11 Cl. M3
939	2.116% (1 Month USD Libor + 0.750%)—11/25/2034[5]	811
		6,525
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
6,507	2.160% (1 Month USD Libor +0.830%)—08/15/2033[5]	6,233
	Celf Loan Partners IV plc
	Series 2007-1X Cl. VFNG
£3,276	0.820% (6 Month GBP Libor + 0.270%)—05/03/2023[5]	4,250
	Cent CLO 21 Ltd.[1]
	Series 2014 Cl. A1BR
$5,700	2.247% (3 Month USD Libor +0.270%)—07/27/2026[5,3]	5,703
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
2,812	1.141% (1 Month USD Libor + 0.150%)—05/25/2037[5]	2,680
	Series 2006-ABC1 Cl. A3
4,781	1.231% (1 Month USD Libor + 0.240%)—05/25/2036[5]	2,529
	Series 2006-2 Cl. M1
1,200	1.391% (1 Month USD Libor +0.400%)—06/25/2036[5]	1,025
	Series 2001-BC3 Cl. A
181	1.471% (1 Month USD Libor + 0.240%)—12/25/2031[5]	136
		6,370
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
760	1.141% (1 Month USD Libor + 0.150%)—07/25/2036[5]	746
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Flagship VII Ltd.
	Series 2013 Cl. 7A
$4,600	2.280% (3 Month USD Libor + 1.120%)—01/20/2026[5,3]	$ 4,600
	Ford Credit Auto Lease Trust
	Series 2017-A Cl. A2B
4,600	1.134% (1 Month USD Libor +0.140%)—11/15/2019[5]	4,602
	Series 2017-A Cl. A2A
3,300	1.560%—11/15/2019[5]	3,302
		7,904
	Fortress Credit BSL II Ltd.
	Series 2013-2A Cl. A1FR
6,800	2.308% (3 Month USD Libor + 1.150%)—10/19/2025[5,3]	6,801
	GM Financial Consumer Automobiles Receivables Trust
	Series 2017-1A Cl. A2A
5,500	1.850%—03/16/2020[3]	5,500
	GSAA Trust
	Series 2006-20 Cl. 1A2
5,450	1.171% (1 Month USD Libor + 0.180%)—12/25/2046[5]	3,164
	Series 2006-4 Cl. 4A2
38	1.210% (1 Month USD Libor + 0.230%)—03/25/2036[5]	38
	Series 2007-9 Cl. A1A
2,390	6.000%—08/25/2047	2,213
		5,415
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
126	1.061% (1 Month USD Libor + 0.007%)—12/25/2036[5]	69
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
4,236	2.041% (1 Month USD Libor + 0.700%)—07/25/2035[5]	4,202
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
5,869	1.161% (1 Month USD Libor + 0.170%)—12/25/2036[5]	2,513
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
3,829	2.041% (1 Month USD Libor +1.050%)—06/25/2035[5]	3,573
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
4,825	1.281% (1 Month USD Libor + 0.290%)—01/25/2036[5]	4,666
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
1,123	4.440%—03/25/2047[4]	846
	Kitty Hawk CLO LLC[1]
	Series 2015 Cl. 1A
4,000	2.368% (3 Month USD Libor +1.210%)—04/15/2027[5,3]	3,998
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
6,399	1.231% (1 Month USD Libor + 0.240%)—06/25/2036[5]	3,698
	Mid-State Trust
	Series 2004-1 Cl. A
1,432	6.005%—08/15/2037	1,562

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A1
$2,347	1.121% (1 Month USD Libor + 0.130%)—10/25/2036[5]	$ 1,892
	Series 2007-HE1 Cl. A2C
2,533	1.141% (1 Month USD Libor + 0.600%)—11/25/2036[5]	1,573
		3,465
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
1,626	1.891% (1 Month USD Libor + 0.600%)—07/25/2032[5]	1,588
	Navient Student Loan Trust
	Series 2017-3A Cl. A1
6,800	1.361% (1 Month Libor + 0.300%)—07/26/2066[5,3]	6,802
	Novastar Mortgage Funding Trust
	Series 2007-2 Cl. A2C
6,105	1.171% (1 Month USD Libor + 0.250%)—09/25/2037[5]	3,873
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
5,195	1.241% (1 Month USD Libor + 0.250%)—07/25/2037[5]	3,390
	OZLM Funding V Ltd.
	Series 2013 Cl. 5A
5,700	2.267% (3 Month USD Libor + 1.130%)—01/17/2026[5,3]	5,711
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,182	1.471% (1 Month USD Libor + 0.480%)—08/25/2035[5]	9,008
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,991	1.121% (1 Month USD Libor + 0.130%)—09/25/2036[5]	1,590
	RAMP Trust
	Series 2004-RS8 Cl. MII1
927	1.880% (1 Month USD Libor + 0.600%)—08/25/2034[5]	899
	RASC Trust
	Series 2005-EMX3 Cl. M5
3,400	1.641% (1 Month USD Libor + 0.650%)—09/25/2035[5]	2,815
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
15,467	1.651% (1 Month USD Libor + 0.440%)—08/25/2035[5]	9,940
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	1.201% (1 Month USD Libor + 0.210%)—10/25/2036[5]	4,503
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
81	5.130%—09/01/2023	86
	Series 2009-20A Cl. 1
3,371	5.720%—01/01/2029	3,711
	Series 2008-20H Cl. 1
6,653	6.020%—08/01/2028	7,462
	Series 2001-20A Cl. 1
98	6.290%—01/01/2021	103
		11,362
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
$1,879	1.121% (1 Month USD Libor + 0.130%)—12/25/2036[5]	$ 1,856
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,415	1.101% (1 Month USD Libor + 0.110%)—09/25/2037[5]	1,604
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
25,402	1.221% (1 Month USD Libor + 0.230%)—01/25/2037[5,3]	17,012
	Telos CLO Ltd.[1]
	Series 2014 Cl. 6A
4,500	2.428% (3 Month USD Libor + 1.270%)—01/17/2027[5,3]	4,500
	Venture XVI CLO Ltd.[1]
	Series 2014 Cl. 16A
6,800	2.670% (3 Month USD Libor + 1.120%)—04/15/2026[5,3]	6,808
TOTAL ASSET-BACKED SECURITIES
(Cost $185,656)		192,408

BANK LOAN OBLIGATIONS—0.1%
(Cost $2,140)
	Valeant Pharmaceuticals International Inc.
	Term Loan B-E
2,243	5.450% (3 Month USD Libor + 4.50%)—08/05/2020[5]	2,252

COLLATERALIZED MORTGAGE OBLIGATIONS—8.4%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
3,624	1.111% (1 Month USD Libor + 0.120%)—08/25/2036[5]	2,213
	Alba plc
	Series 2007-1 Cl. A3
£3,239	0.514% (3 Month USD Libor + 0.170%)—03/17/2039[5]	3,986
	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2017-FL1 Cl. A
$6,800	2.110% (1 Month USD Libor + 1.300%)—04/15/2027[5,3]	6,818
	Banc of America Funding Corp.
	Series 2007-C Cl. 7A5
1,641	1.293% (1 Month USD Libor + 0.300%)—05/20/2047[5]	1,446
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
	Series 2016-ASHF Cl. A
7,000	2.894% (1 Month USD Libor + 0.210%)—12/15/2033[5,3]	7,046
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
10,542	1.201% (1 Month USD Libor + 0.210%)—05/25/2047[5]	8,635
	Series 2011-RR5 Cl. 12A1
710	5.075%—03/26/2037[3,2]	698
	Series 2011-RR4 Cl. 8A1
2,893	5.250%—02/26/2036[3]	2,426

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2011-RR5 Cl. 5A1
$4,325	5.250%—08/26/2037[3]	$ 4,463
		16,222
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2004-10 Cl. 12A3
53	3.290%—01/25/2035[2]	54
	Series 2006-4 Cl. 1A1
788	3.370%—10/25/2036[2]	678
	Series 2000-2 Cl. A1
24	3.414%—11/25/2030[2]	23
	Series 2004-1 Cl. 12A5
488	3.612%—04/25/2034[2]	479
		1,234
	Bear Stearns Alt-A Trust
	Series 2005-4 Cl. 1A1
347	1.431% (1 Month USD Libor + 0.220%)—07/25/2035[5]	346
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2007-PW18 Cl. A4
4,374	5.700%—06/11/2050	4,417
	Chase Mortgage Finance Corp.
	Series 2006-A1 Cl. 4A1
2,716	3.175%—09/25/2036[2]	2,434
	Countrywide Alternative Loan Trust
	Series 2006-6BC Cl. 1A2
4,878	1.180% (1 Month USD Libor + 0.400%)—05/25/2036[5]	3,749
	Series 2005-59 Cl. 1A1
9,196	1.323% (1 Month USD Libor + 0.330%)—11/20/2035[5]	8,430
	Series 2005-84 Cl. 1A1
4,062	3.297%—02/25/2036[2]	2,839
	Series 2005-20CB Cl. 2A5
3,110	5.500%—07/25/2035	2,844
	Series 2006-36T2 Cl. 1A4
1,492	5.750%—12/25/2036	1,040
	Series 2006-39CB Cl. 1A20
6,601	6.000%—01/25/2037	6,342
		25,244
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2007-HY5 Cl. 1A1
1,602	3.307%—09/25/2047[2]	1,460
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
469	6.000%—11/25/2035	373
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
7,144	1.141% (1 Month USD Libor + 0.150%)—03/25/2037[5]	6,064
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
3,300	1.520% (12 Month Fed Treasury Average CMT + 0.920%)—03/19/2046[5]	2,979
	Eurohome UK Mortgages plc
	Series 2007-1 Cl. A
£3,042	0.494% (3 Month GBP Libor + 0.150%)—06/15/2044[5]	3,796
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$1,915	2.986%—02/25/2036[2]	$ 1,792
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
1	6.750%—08/21/2031	1
	GS Mortgage Securities Corp. Trust
	Series 2016-RENT Cl. A
6,900	3.203%—02/10/2029[3]	7,063
	GSMPS Mortgage Loan Trust
	Series 2006-RP2 Cl. 1AF1
6,671	1.180% (1 Month USD Libor + 0.400%)—04/25/2036[5,3]	5,622
	GSR Mortgage Loan Trust
	Series 2005-AR7 Cl. 6A1
550	3.031%—11/25/2035[2]	543
	Series 2005-AR3 Cl. 3A1
856	3.290%—05/25/2035[2]	764
	Series 2006-2F Cl. 2A13
2,519	5.750%—02/25/2036	2,454
		3,761
	HarborView Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
1,094	1.814%—11/19/2034[5]	926
	HomeBanc Mortgage Trust
	Series 2006-H2 Cl. A2
6,382	1.171% (1 Month USD Libor + 0.410%)—12/25/2036[5]	5,718
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	2.716% (1 Month USD Libor + 1.150%)—10/25/2034[5]	1,454
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
7	2.222%—01/25/2032[2]	6
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,184	6.500%—07/25/2037	2,077
	IndyMac INDX Mortgage Loan Trust
	Series 2007-AR13 Cl. 4A1
17,298	3.000%—07/25/2037[2]	12,882
	Series 2005-AR31 Cl. 1A1
1,811	3.060%—01/25/2036[2]	1,513
		14,395
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2016-WPT Cl. A
5,000	2.444% (1 Month USD Libor + 1.450%)—10/15/2033[5,3]	5,049
	Series 2007-LD12 Cl. A4
1,197	5.882%—02/15/2051[2]	1,201
		6,250
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
4,265	3.200%—10/25/2036[2]	3,717
	Series 2006-S1 Cl. 3A1
1,155	5.500%—04/25/2036	1,181
		4,898
	JP Morgan Re-REMIC[6]
	Series 2009-7 Cl. 11A1
108	3.380%—09/27/2036[3,2]	109

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Mansard Mortgages plc
	Series 2007-2X Cl. A1
£1,484	0.994% (3 Month GBP Libor + 0.650%)—12/15/2049[5]	$ 1,872
	Merrill Lynch Alternative Note Asset Trust
	Series 2007-F1 Cl. 2A6
$758	6.000%—03/25/2037	573
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
113	1.241% (1 Month USD Libor + 0.250%)—11/25/2035[5]	108
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. ASB
6,000	3.040%—04/15/2048	6,144
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
4,665	3.141%—10/25/2035[2]	4,641
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
5,717	1.176% (1 Month USD Libor + 0.190%)—08/25/2036[5]	4,852
	Series 2007-QS4 Cl. 3A9
2,743	6.000%—03/25/2037	2,393
		7,245
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
20,067	6.250%—08/25/2037	10,890
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
383	3.960%—02/25/2037[2]	306
	Series 2006-SA1 Cl. 2A1
400	4.273%—02/25/2036[2]	359
		665
	RMAC Securities plc
	Series 2006-NS4X Cl. A3A
£2,128	0.514% (3 Month GBP Libor + 0.170%)—06/12/2044[5]	2,632
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$3,233	1.141% (1 Month USD Libor + 0.150%)—02/25/2037[5]	2,500
	Series 2001-21A Cl. 3A1
975	3.220%—04/25/2035	961
		3,461
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
631	1.030% (1 Month USD Libor + 0.250%)—07/19/2035[5]	616
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,048	3.374%—01/25/2037[2]	990
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,318	1.169% (1 Month USD Libor + 0.180%)—06/15/2049[5,3]	2,316
	Series 2007-C33 Cl. A4
300	6.179%—02/15/2051[2]	300
		2,616
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
$642	1.221% (1 Month USD Libor + 0.230%)—04/25/2045[5]	$ 610
	Series 2005-AR13 Cl. A1A1
317	1.281% (1 Month USD Libor + 0.290%)—10/25/2045[5]	312
	Series 2006-AR11 Cl. 3A1A
2,769	1.582% (12 Month Fed Treasury Average + 0.920%)—09/25/2046[5]	2,358
		3,280
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
4,570	3.090%—07/25/2036[2]	4,409
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $176,497)		190,292

CORPORATE BONDS & NOTES—23.4%
Automobiles—1.2%
	Ford Motor Credit Co. LLC
5,000	2.551%—10/05/2018	5,036
1,550	3.200%—01/15/2021	1,570
10,050	8.125%—01/15/2020	11,521
		18,127
	General Motors Financial Co. Inc.
2,800	3.150%—01/15/2020	2,855
800	3.200%—07/13/2020	815
3,000	4.750%—08/15/2017	3,025
1,400	6.750%—06/01/2018	1,472
		8,167
	Volkswagen Group of America Finance LLC
1,700	1.650%—05/22/2018[3]	1,697
		27,991
Banks—12.2%
	Banco Espirito Santo SA MTN[7]
€3,500	0.000%—01/15/2018*	1,106
	Banco Santander SA
11,800	6.250% (5 Year EUR Swap + 5.640%)—09/11/2021[5,8]	13,165
	Bank of America Corp.
$12,700	1.585% (3 Month USD Libor + 0.550%)—05/02/2017[5]	12,700
	Bank of America Corp. MTN[7]
18,300	2.226% (3 Month USD Libor + 1.070%)—03/22/2018[5]	18,435
4,030	5.650%—05/01/2018	4,183
5,100	6.400%—08/28/2017	5,181
7,800	6.875%—04/25/2018	8,186
		35,985
	Bank of America NA
4,300	1.460%—05/08/2017[2]	4,300
	Barclays Bank plc
1,700	7.750% (5 Year USD Swap + 6.830%)—04/10/2023[5]	1,790
£3,600	14.000% (3 Months GBP Libor + 13.400%)—06/15/2019[5,8]	5,707
		7,497

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
Banks—Continued
	Barclays plc
$6,300	3.144% (3 Month USD Libor + 2.110%)—08/10/2021[5]	$ 6,582
€2,300	6.500% (5 Year EUR Swap + 5.880%)—09/15/2019[5,8]	2,619
700	8.000% (5 Year USD Swap + 6.750%)—12/15/2020[5,8]	844
		10,045
	BB&T Corp. MTN[7]
$19,500	1.991% (3 Month USD Libor + 0.860%)—06/15/2018[5]	19,655
	CIT Group Inc.
5,100	5.000%—05/15/2018[3]	5,132
134	5.500%—02/15/2019[3]	142
		5,274
	Citigroup Inc.
3,500	1.700%—04/27/2018	3,495
3,000	2.350%—08/02/2021	2,966
6,000	2.485% (3 Month USD Libor + 1.430%)—09/01/2023[5]	6,153
6,800	2.750%—04/25/2022	6,789
4,000	3.700%—01/12/2026	4,050
		23,453
	Credit Suisse AG MTN[7]
8,900	1.542% (3 Month USD Libor + 0.490%)—05/26/2017[5]	8,903
	Credit Suisse Group Funding Guernsey Ltd.
8,900	3.750%—03/26/2025	8,907
3,445	3.800%—09/15/2022	3,550
		12,457
	Discover Bank
2,900	2.600%—11/13/2018	2,926
	HSBC Holdings plc
€400	5.250% (EUR 5 Year Swaps Curve + 4.380%)—09/16/2022[5,8]	457
3,900	6.000% (EUR 5 Year Swaps Curve + 5.340%)—09/29/2023[5,8]	4,703
		5,160
	JP Morgan Chase & Co.
$8,200	2.250%—01/23/2020	8,238
5,500	2.400%—06/07/2021	5,493
4,500	2.550%—03/01/2021	4,524
5,000	2.750%—06/23/2020	5,082
900	3.900%—07/15/2025	937
		24,274
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	7,130
	Lloyds Bank plc
15,000	12.000% (3 Month USD Libor +11.760%)—12/16/2024[3,5,8]	20,449
	Mizuho Bank Ltd.
1,000	1.603% (3 Month USD Libor + 0.450%)—09/25/2017[5,3]	1,001
	Morgan Stanley MTN[7]
1,700	2.125%—04/25/2018	1,708
11,700	2.436% (3 Month USD Libor + 1.680%)—04/25/2018[5]	11,824
8,608	5.625%—09/23/2019	9,301
		22,833
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
Banks—Continued
	Sumitomo Mitsui Financial Group Inc.
$6,900	2.786%—03/09/2021[5]	$ 7,121
	UBS AG MTN[7]
5,100	1.615% (3 Month USD Libor + 0.560%)—06/01/2017[5]	5,103
1,800	1.905% (3 Month USD Libor + 0.850%)—06/01/2020[5]	1,804
		6,907
	UBS Group Funding Jersey Ltd.
8,500	3.000%—04/15/2021[3]	8,567
	Wells Fargo & Co.
3,100	2.402% (3 Month USD Libor + 1.230%)—10/31/2023[5]	3,153
11,500	7.980% (3 Month USD Libor + 3.770%)—03/15/2018[5,8]	12,046
		15,199
		276,107
Biotechnology—0.2%
	Baxalta Inc.
5,200	2.875%—06/23/2020	5,288
Building Products—0.5%
	GTL Trade Finance Inc.
1,900	7.250%—10/20/2017[3]	1,941
	Owens Corning
9,300	4.200%—12/01/2024	9,680
		11,621
Capital Markets—0.9%
	Deutsche Bank AG
1,900	4.250%—10/14/2021[3]	1,967
	Deutsche Bank AG MTN[7]
13,700	2.850%—05/10/2019	13,809
	Goldman Sachs Group Inc. MTN[7]
1,500	1.725% (3 Month USD Libor + 0.630%)—06/04/2017[3]	1,501
	Piper Jaffray Cos.
2,000	5.060%—10/09/2018[3]	2,051
		19,328
Chemicals—0.1%
	Rio Oil Finance Trust
2,235	9.250%—07/06/2024[3]	2,297
	Rohm and Haas Co.
717	6.000%—09/15/2017	729
		3,026
Computers & Peripherals—0.2%
	Diamond 1 Finance Corp.
4,000	5.450%—06/15/2023[3]	4,326
Consumer Finance—1.0%
	American Express Bank FSB
8,800	6.000%—09/13/2017	8,946
	American Express Centurion Bank MTN[7]
9,500	6.000%—09/13/2017	9,658
	BBVA Bancomer SA
4,500	6.500%—03/10/2021[3]	4,947
		23,551

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
Diversified Financial Services—1.7%
	Bear Stearns Companies LLC
$4,300	6.400%—10/02/2017	$ 4,389
	Blackstone CQP Holdco LP
8,000	6.500%—03/20/2021[3]	8,063
	BM&F Bovespa SA
1,300	5.500%—07/16/2020[3]	1,370
	Cantor Fitzgerald LP
8,900	6.500%—06/17/2022[3]	9,838
	Depository Trust & Clearing Corp.
3,000	4.875% (3 Month USD Libor + 3.170%)—06/15/2020[3,5,8]	3,090
	Leaseplan Corp. NV
7,300	2.875%—01/22/2019[3]	7,333
	OneMain Financial Holdings Inc.
1,600	6.750%—12/15/2019[3]	1,688
1,500	7.250%—12/15/2021[3]	1,568
		3,256
		37,339
Diversified Telecommunication Services—1.5%
	AT&T Inc.
15,000	2.800%—02/17/2021	15,133
5,000	3.600%—02/17/2023	5,105
5,000	4.450%—05/15/2021	5,338
		25,576
	Verizon Communications Inc.
2,900	2.871% (3 Month USD Libor + 1.750%)—09/14/2018[5]	2,960
2,070	2.946%—03/15/2022[3]	2,078
500	3.000%—11/01/2021	506
2,900	5.150%—09/15/2023	3,208
		8,752
		34,328
Electric Utilities—0.3%
	FirstEnergy Corp.
5,840	4.250%—03/15/2023	6,092
Food & Staples Retailing—0.0%
	CVS Pass-Through Trust
600	6.943%—01/10/2030	716
Health Care Equipment & Supplies—0.2%
	Boston Scientific Corp.
5,000	2.850%—05/15/2020	5,075
Independent Power and Renewabl—0.3%
	Dynegy Inc.
1,900	6.750%—11/01/2019	1,938
3,500	7.375%—11/01/2022	3,369
1,800	7.625%—11/01/2024	1,656
		6,963
Insurance—1.0%
	Principal Life Global Funding II
23,400	1.200%—05/19/2017[3]	23,400
Mortgage Real Estate Investment Trusts (REITs)—0.7%
	AvalonBay Communities Inc. MTN[7]
4,400	3.450%—06/01/2025	4,471
	ERP Operating LP
5,500	3.375%—06/01/2025	5,520
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
Mortgage Real Estate Investment Trusts (REITs)—Continued
		Simon Property Group LP
	$6,000	2.500%—09/01/2020	$ 6,056
			16,047
Oil, Gas & Consumable Fuels—1.2%
		Genesis Energy LP
	5,000	5.625%—06/15/2024	4,938
		Kinder Morgan Energy Partners LP
	2,231	6.850%—02/15/2020	2,487
		Kinder Morgan Inc.
	3,300	7.000%—06/15/2017	3,320
		Odebrecht Drilling Norbe VIII/IX Ltd.
	4,576	6.350%—10/01/2022[3]	2,780
		Odebrecht Offshore Drilling Finance Ltd.
	3,271	6.625%—10/01/2022[3]	1,308
	165	6.750%—10/01/2023[3]	66
			1,374
		Petrobras Global Finance BV
	1,000	5.375%—01/27/2021	1,031
		Ras Laffan Liquefied Natural Gas Co. Ltd. III
	700	5.838%—09/30/2027[3]	792
		Rio Oil Finance Trust
	7,971	9.750%—01/06/2027[3]	8,231
		Sabine Pass Liquefaction LLC
	2,000	5.875%—06/30/2026[3]	2,234
			27,187
Pharmaceuticals—0.2%
		Valeant Pharmaceuticals International Inc.
	2,000	5.375%—03/15/2020[3]	1,720
	2,329	6.750%—08/15/2018[3]	2,327
			4,047
TOTAL CORPORATE BONDS & NOTES
(Cost $522,930)			532,432

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
	36,000	General Motors Co. Escrow	— [x]

FOREIGN GOVERNMENT OBLIGATIONS—12.4%
Principal Amount
		Banco Nacional de Desenvolvimento Economico E Social
	€2,300	4.125%—09/15/2017	2,539
		Brazil Letras Do Tesouro Nacional
R$	324,700	0.000%—10/01/2017-07/01/2018[9]	93,481
		Brazil Notas Do Tesouro Nacional Série F
	79,600	10.000%—01/01/2023	25,768
		Export-Import Bank of Korea
	$2,800	2.625%—12/30/2020	2,809

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
	$2,100	4.000%—01/29/2021	$ 2,205
	2,200	5.125%—06/29/2020	2,376
			7,390
		Hellenic Railways Organization SA
	€3,500	5.014%—12/27/2017	3,717
		Japan Finance Organization For Municipalities[7]
	$6,800	2.625%—04/20/2022[3]	6,815
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	6,862
		Japan Treasury Discount Bill
	¥9,230,000	0.000%—05/08/2017-07/24/2017[9]	82,820
		Mexico Cetes
MEX$	382,400	0.000%—08/17/2017[9]	19,899
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,091
CAD$	5,600	3.150%—06/02/2022	4,414
	$3,800	4.000%—10/07/2019	4,005
	2,300	4.400%—04/14/2020	2,466
			16,976
		Province of Quebec Canada
	900	3.500%—07/29/2020	946
CAD$	3,800	3.500%—12/01/2022	3,058
	13,900	4.250%—12/01/2021	11,436
			15,440
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $289,065)			281,707

MORTGAGE PASS-THROUGH—46.0%
		Federal Home Loan Mortgage Corp.
	$48	2.859%—08/01/2035[5]	50
	10	2.867% (1 Year US Treasury Yield Curve + 2.210%)—06/01/2024[5]	11
	446	4.500%—12/01/2040-09/01/2041	481
	1,449	5.500%—02/01/2038-07/01/2038	1,623
	5,564	6.000%—01/01/2029-05/01/2040	6,323
			8,488
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	19,363	1.411%—08/25/2022[5]	1,086
		Federal Home Loan Mortgage Corp. REMIC[6]
	8,119	1.170% (1 Month USD Libor + 0.400%)—06/15/2041[5]	8,144
	32	1.220% (1 Month USD Libor + 0.450%)—11/15/2030[5]	32
	67	8.000%—08/15/2022	74
	10	9.000%—12/15/2020	11
			8,261
		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	143	1.838% (12 Month Fed Treasury Average +1.200%)—02/25/2045[5]	148
		Series E3 Cl. A
	141	3.118%—08/15/2032[2]	148
			296
		Federal Home Loan Mortgage Corp. TBA[10]
	38,000	3.500%—06/13/2047	38,993
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$14,000	4.000%—06/13/2047	$ 14,708
15,000	4.500%—06/12/2044	16,102
		69,803
	Federal Housing Authority Project
1	7.400% (12 Month Fed Treasury Average + 1.400%)—02/01/2021	1 [y]
	Federal National Mortgage Association
307	2.063%—10/01/2040[5]	314
5,300	2.310%—08/01/2022	5,336
11,053	2.475%—04/01/2019	11,180
6,000	2.870%—09/01/2027	6,031
84	2.874% (12 Month USD Libor + 1.670%)—05/01/2035[5]	88
1,533	2.996% (12 Month USD Libor + 1.720%)—06/01/2035[5]	1,615
1,654	2.999% (12 Month USD Libor + 1.720%)—08/01/2035[5]	1,755
1,497	3.000%—02/01/2021-11/01/2025	1,541
451	3.330%—11/01/2021	472
793	3.500%—03/01/2026-02/01/2045	820
14,113	4.000%—04/01/2018-10/01/2031	14,832
13,152	4.500%—01/01/2018-10/01/2042	13,957
7,770	5.000%—12/01/2022-07/01/2044	8,540
41,310	5.500%—02/01/2023-09/01/2041	46,186
12,144	6.000%—05/01/2017-06/01/2040	13,807
		126,474
	Federal National Mortgage Association REMIC[6]
	Series 2015-38 Cl. DF
8,937	1.094% (1 Month USD Libor + 0.310%)—06/25/2055[5]	8,914
	Series 2006-5 Cl. 3A2
121	2.870%—05/25/2035[2]	127
	Series 2011-98 Cl. ZL
67,840	3.500%—10/25/2041	68,327
	Series 2003-25 Cl. KP
704	5.000%—04/25/2033	777
	Series 2003-W1 Cl. 1A1
216	5.570%—12/25/2042[2]	237
		78,382
	Federal National Mortgage Association TBA[10]
180,000	3.000%—05/11/2047-06/13/2047	179,710
215,000	3.500%—06/19/2032-07/13/2047	221,370
183,000	4.000%—05/18/2047-06/13/2047	192,632
82,000	4.500%—06/13/2047	88,073
		681,785
	Government National Mortgage Association
18,332	5.000%—08/15/2033-07/15/2041	20,256
	Government National Mortgage Association II
206	2.125% (1 Year US Treasury Yield Curve + 1.500%)—08/20/2022-07/20/2027[5]	211
131	2.250% (1 Year US Treasury Yield Curve + 1.500%)—10/20/2025-11/20/2029[5]	136
385	2.375% (1 Year US Treasury Yield Curve + 1.500%)—01/20/2025-02/20/2032[5]	399
24	2.500% (1 Year US Treasury Yield Curve + 1.500%)—12/20/2024[5]	24
		770
	Government National Mortgage Association TBA[10]
2,000	3.000%—05/18/2047	2,025
9,000	3.500%—06/21/2047	9,334

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$24,000	4.000%—05/18/2047-06/21/2047	$ 25,355
12,000	5.000%—05/23/2046	13,151
		49,865
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,035,477)		1,045,467

MUNICIPAL BONDS—1.6%
	California State University
3,900	6.434%—11/01/2030	4,879
	Chicago Transit Authority
205	6.300%—12/01/2021	224
1,100	6.899%—12/01/2040	1,375
		1,599
	City of Chicago, IL
5,800	7.750%—01/01/2042	5,994
	Clark County, NV
4,000	6.350%—07/01/2029	4,365
	State of California
4,700	7.500%—04/01/2034	6,661
	University of California
12,270	4.858%—05/15/2112	12,357
TOTAL MUNICIPAL BONDS
(Cost $31,615)		35,855

U.S. GOVERNMENT OBLIGATIONS—22.4%
	U.S. Treasury Bonds
19,600	2.250%—08/15/2046	16,822
34,200	2.500%—02/15/2045-02/15/2046	31,161
4,700	2.750%—08/15/2042	4,541
7,300	2.875%—05/15/2043	7,206
21,100	3.000%—05/15/2042	21,381
69,800	3.125%—02/15/2042-08/15/2044	72,191
35,300	3.625%—08/15/2043-02/15/2044	39,806
19,100	3.750%—11/15/2043	22,008
4,200	4.250%—05/15/2039	5,196
10,500	4.375%—05/15/2040	13,205
12,000	4.625%—02/15/2040	15,608
		249,125
	U.S. Treasury Inflation Indexed Bonds[11]
32,681	0.125%—04/15/2021[12]	32,999
5,553	0.250%—01/15/2025	5,533
9,039	0.375%—07/15/2025[12]	9,110
3,018	0.750%—02/15/2042	2,927
1,234	1.000%—02/15/2046	1,261
1,359	1.375%—02/15/2044	1,510
64,180	1.750%—01/15/2028	73,001
20,933	2.375%—01/15/2025-01/15/2027	24,656
1,355	3.625%—04/15/2028	1,810
8,890	3.875%—04/15/2029	12,359
		165,166
	U.S. Treasury Notes
16,800	1.375%—03/31/2020[12]	16,768
21,000	1.750%—09/30/2022[12]	20,837
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$8,800	2.000%—08/31/2021-10/31/2021[12]	$ 8,888
47,700	2.250%—11/15/2024[12]	48,021
		94,514
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $523,778)		508,805

SHORT-TERM INVESTMENTS—14.6%
CERTIFICATES OF DEPOSIT—1.9% †
	Abbey National Treasury Services plc
7,500	1.400%—07/07/2017	7,505
	Barclays plc
25,500	1.804%—11/06/2017[2]	25,560
	Mizuho Bank Ltd.
9,500	0.000%—12/12/2017[2]	9,534
		42,599
COMMERCIAL PAPER—11.4% †
	Arrow Electronics Inc.
20,500	1.550%—05/04/2017-05/24/2017[3]	20,491
	Bell Canada
7,600	1.350%—07/20/2017	7,578
	Deutsche Telekom AG
16,000	1.350%—07/27/2017	15,946
	Duke Energy Corp.
13,500	1.250%—05/04/2017	13,499
	Electricite de France SA
9,200	1.870%—01/05/2018	9,090
	Enbridge Energy Partners
16,600	1.650%—05/18/2017-05/19/2017[3]	16,587
	Entergy Corp.
8,900	1.300%—06/02/2017	8,890
3,900	1.450%—05/15/2017	3,898
		12,788
	Ford Motor Credit Co.
13,800	1.500%—07/10/2017	13,762
	Hyundai Capital America Inc.
5,500	1.240%—05/12/2017	5,498
	Mondelez International Inc.
13,800	1.100%—05/08/2017	13,797
13,700	1.340%—06/23/2017	13,673
		27,470
	Oneok Partners LP
1,900	0.000%—05/01/2017	1,900
8,300	1.500%—05/22/2017	8,293
		10,193
	Plains All American
13,700	1.870%—05/22/2017[3]	13,685
12,200	1.900%—05/08/2017[3]	12,196
		25,881
	Schlumberger Holdings Corp.
4,100	1.200%—05/10/2017	4,099
7,200	1.210%—05/23/2017	7,194
		11,293
	Sempra Energy Holdings
14,300	1.300%—06/01/2017	14,284
14,000	1.480%—08/21/2017-08/23/2017	13,935
		28,219

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
COMMERCIAL PAPER—Continued
	Southern Co.
$12,000	1.300%—05/19/2017-05/23/2017	$ 11,991
	Thermo Fisher Scientific Inc.
15,200	1.350%—06/13/2017	15,175
	Tyson Foods Inc.
700	1.250%—05/05/2017	700
	Unibail-Rodamco SE
13,600	1.150%—05/09/2017	13,597
		259,758
REPURCHASE AGREEMENTS—1.3%
15,100	Repurchase Agreement with Credit Suisse dated April 28, 2017 due May 01, 2017 at 0.990% collateralized by U.S. Treasury Notes (value $15,364)	15,100
14,844	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $15,145)	14,844
		29,944
SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS—0.0%
	U.S. Treasury Bills
$918	0.701%—05/25/2017[12]	$ 918
TOTAL SHORT-TERM INVESTMENTS
(Cost $333,108)		333,219
TOTAL INVESTMENTS—137.4%
(Cost $3,100,281)		3,122,437
CASH AND OTHER ASSETS, LESS LIABILITIES—(37.4)%		(850,399)
TOTAL NET ASSETS—100.0%		$2,272,038

FUTURES CONTRACTS OPEN AT APRIL 30, 2017
Description	Number of Contracts	Expiration Date	Original Notional Value (000s)	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Short)	319	06/21/2017	CAD$ 31,900	CAD$ 44,520	$ (788)
Euribor Interest Rate 3 month (Long)	719	09/18/2017	€ 179,750	€ 180,325	70
Euro-BTP Futures (Short)	32	06/08/2017	3,200	4,215	(53)
Euro-Bund Futures (Long)	981	06/08/2017	98,100	158,706	506
Euro-OAT Futures (Short)	1,293	06/08/2017	129,300	193,743	(5,380)
United Kingdom GILT Futures 90 day (Short)	243	06/28/2017	£ 24,300	£ 31,170	(760)
Eurodollar Futures-CME 90 day (Short)	1,047	09/18/2017	$ 261,750	$ 258,085	597
Eurodollar Futures-CME 90 day (Short)	1,261	12/18/2017	315,250	310,568	350
U.S. Treasury Bond Futures 30 year (Short)	106	06/21/2017	10,600	16,215	(280)
U.S. Treasury Note Futures 5 year (Long)	11,108	06/30/2017	1,110,800	1,315,257	9,230
U.S. Treasury Note Futures 10 year (Long)	1,227	06/21/2017	122,700	154,257	1,222
Total Futures Contracts					$ 4,714

PURCHASED OPTIONS OPEN AT APRIL 30, 2017
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Bund Futures (Put)	Eurex	€ 142.00	05/26/2017	28	$—	$—
Euro-Bund Futures (Put)	Eurex	142.50	05/26/2017	157	2	2
Euro-Bund Futures (Put)	Eurex	143.00	05/26/2017	291	4	3
Euro-Bund Futures (Put)	Eurex	143.50	05/26/2017	266	3	3
Euro-Bund Futures (Put)	Eurex	145.00	05/26/2017	370	4	4
Total Purchased Options that Require Periodic Settlement of Variation Margin					$ 13	$ 12
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Eurodollar Futures (Put)	CME Group	$ 98.50	06/19/2017	3,201	$ 90	$ 20
Federal National Mortgage Association Future (Put)	JP Morgan Chase Bank NA	72.00	06/06/2017	58,000,000	2	—

Harbor Bond Fund
Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	$ 101.00	05/26/2017	392	$ 4	$ 1
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	103.00	05/26/2017	61	1	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	108.00	05/26/2017	6,713	58	7
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	102.00	05/26/2017	41	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	106.50	05/26/2017	10	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	110.00	05/26/2017	1,162	10	1
Total Purchased Options Not Settled Through Variation Margin					$165	$ 29
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	6,000,000	$ 637	$ 261
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.940	08/20/2018	5,300,000	518	200
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.910	08/20/2018	16,600,000	1,637	666
Total Purchased Swap Options Not Settled Through Variation Margin							$2,792	$1,127
Total Purchased Options							$2,970	$1,168

WRITTEN OPTIONS OPEN AT APRIL 30, 2017
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	215.950 [j]	03/12/2020	14,100,000	$ 119	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.690 [j]	04/07/2020	33,900,000	302	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.970 [j]	09/29/2020	15,100,000	195	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	215.950 [j]	03/10/2020	5,100,000	38	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.010 [j]	10/13/2020	15,600,000	153	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	$ 3.38	06/26/2017	20,400,000	204	(165)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	3.55	10/02/2017	8,800,000	132	(126)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	6.30	01/11/2018	7,900,000	421	(3)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	3.20	06/05/2017	9,300,000	124	(174)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	3.35	06/01/2017	4,700,000	40	(22)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	3.38	06/27/2017	8,600,000	96	(73)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	3.31	06/01/2017	8,500,000	67	(58)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	3.51	09/27/2017	5,300,000	82	(84)
Currency Option U.S. Dollar vs. South African Rand (Call)	HSBC Bank USA NA	13.50	06/01/2017	5,600,000	84	(104)
Currency Option U.S. Dollar vs. South African Rand (Call)	HSBC Bank USA NA	13.58	06/27/2017	1,900,000	24	(47)
Currency Option U.S. Dollar vs. South African Rand (Call)	HSBC Bank USA NA	14.50	05/11/2017	5,700,000	42	(3)
Currency Option U.S. Dollar vs. South African Rand (Call)	JP Morgan Chase Bank NA	14.00	05/02/2017	2,200,000	21	—
Currency Option U.S. Dollar vs. South African Rand (Call)	Société Générale Paris	14.00	05/02/2017	1,800,000	17	—
Federal National Mortgage Association Future (Put)	Credit Suisse International	100.64	05/04/2017	1,000,000	4	—
Federal National Mortgage Association Future (Put)	Credit Suisse International	101.20	05/04/2017	10,000,000	40	—
Federal National Mortgage Association Future (Put)	JP Morgan Chase Bank NA	100.42	05/04/2017	17,000,000	71	—
Federal National Mortgage Association Future (Put)	JP Morgan Chase Bank NA	100.66	05/04/2017	13,000,000	56	—
Total Written Options Not Settled Through Variation Margin					$2,332	$(859)

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	49,600,000	$1,155	$ (304)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.800	08/20/2018	72,800,000	1,625	(446)
Total Written Swap Options Not Settled Through Variation Margin							$2,780	$ (750)
Total Written Options							$5,112	$(1,609)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2017
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 57,084	R$ 17,848	05/03/2017	$ 123
BNP Paribas SA	$ 57,084	R$ 18,104	06/02/2017	(273)
Credit Suisse International	$ 5,099	R$ 1,594	05/03/2017	11
Deutsche Bank AG	$ 8,701	R$ 2,800	05/03/2017	(61)
Deutsche Bank AG	$ 57,478	R$ 18,048	05/03/2017	47
Goldman Sachs Bank USA	$ 38,520	R$ 12,284	05/03/2017	(158)
HSBC Bank USA	$ 26,810	R$ 8,382	05/03/2017	58
JP Morgan Chase Bank	$ 25,667	R$ 8,159	05/03/2017	(79)
JP Morgan Chase Bank	$ 1,653	R$ 480	01/03/2018	16
BNP Paribas SA	R$ 18,244	$ 57,084	05/03/2017	273
BNP Paribas SA	R$ 483	$ 1,653	01/03/2018	(12)
Citibank NA	R$ 24,960	$ 83,900	07/03/2018	555
Credit Suisse International	R$ 1,600	$ 5,099	05/03/2017	(5)
Deutsche Bank AG	R$ 12,709	$ 40,611	05/03/2017	(75)
Deutsche Bank AG	R$ 8,132	$ 25,568	05/03/2017	83
Deutsche Bank AG	R$ 16,317	$ 52,378	06/02/2017	(43)
Goldman Sachs Bank USA	R$ 9,323	$ 29,820	05/03/2017	(64)
Goldman Sachs Bank USA	R$ 2,800	$ 8,700	05/03/2017	61
Goldman Sachs Bank USA	R$ 16,225	$ 54,500	07/03/2018	372
HSBC Bank USA	R$ 8,477	$ 26,810	05/03/2017	37
HSBC Bank USA	R$ 8,446	$ 28,500	04/03/2018	23
JP Morgan Chase Bank	R$ 8,025	$ 25,667	05/03/2017	(55)
JP Morgan Chase Bank	R$ 2,220	$ 7,104	06/02/2017	1
JP Morgan Chase Bank	R$ 3,959	$ 14,000	10/03/2017	(307)
JP Morgan Chase Bank	R$ 9,764	$ 35,600	01/03/2018	(912)
JP Morgan Chase Bank	R$ 41,756	$ 140,800	04/03/2018	145
JP Morgan Chase Bank	R$ 16,862	$ 56,700	07/03/2018	370
Goldman Sachs Bank USA	$ 18,980	£ 24,315	05/02/2017	269
JP Morgan Chase Bank NA	$ 1,475	£ 1,886	05/02/2017	25
BNP Paribas SA	£ 1,832	$ 1,471	05/02/2017	(73)
Goldman Sachs Bank USA	£ 23,605	$ 18,984	05/02/2017	(984)
Goldman Sachs Bank USA	£ 24,335	$ 18,980	06/02/2017	(272)
JP Morgan Chase Bank NA	$ 1,515	CAD$ 1,117	05/02/2017	(7)
Société Générale	$ 26,895	CAD$ 19,666	05/02/2017	37
Citibank NA	CAD$ 20,470	$ 27,237	05/02/2017	516
Credit Suisse International	CAD$ 466	$ 626	05/02/2017	7
HSBC Bank USA	CAD$ 408	$ 547	05/02/2017	8
Société Générale	CAD$ 19,675	$ 26,895	06/02/2017	(37)
BNP Paribas SA	$ 31,253	€ 34,097	05/02/2017	(50)
Citibank NA	$ 985	€ 1,051	05/02/2017	22
Goldman Sachs Bank USA	$ 1,076	€ 1,143	05/02/2017	29
JP Morgan Chase Bank NA	$ 797	€ 851	05/15/2017	18
BNP Paribas SA	€ 31,025	$ 28,730	05/02/2017	(274)
BNP Paribas SA	€ 34,146	$ 31,253	06/02/2017	45
Citibank NA	€ 356	$ 330	05/02/2017	(4)
JP Morgan Chase Bank NA	€ 1,073	$ 1,003	05/02/2017	(20)
UBS AG	€ 3,543	$ 3,251	05/02/2017	2
Société Générale	$ 21,478	₹ 327	07/20/2017	4
HSBC Bank USA	$ 37,485,980	Rp 2,638	05/16/2017	170
BNP Paribas SA	¥ 33,167	$ 3,600,000	07/24/2017	758
Citibank NA	¥ 31,979	$ 3,460,000	07/18/2017	839

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA	¥ 1,049	$ 116,300	05/02/2017	$ 6
JP Morgan Chase Bank NA	¥ 19,263	$ 2,170,000	05/08/2017	(209)
JP Morgan Chase Bank NA	¥ 1,046	$ 116,300	06/02/2017	2
Credit Suisse International	MEX$ 19,143	$ 382,400	08/17/2017	(814)
JP Morgan Chase Bank NA	NZD$ 578	$ 826	05/02/2017	10
Citibank NA	RUS$ 854	$ 49,030	06/21/2017	3
Société Générale	$ 10,245	SGD$ 7,265	06/23/2017	72
Deutsche Bank AG	SGD$ 39,228	$ 55,066	06/23/2017	(208)
Goldman Sachs Bank USA	$ 41,367	R 3,081	05/05/2017	12
Goldman Sachs Bank USA	R 2,500	$ 32,927	05/05/2017	38
JP Morgan Chase Bank NA	R 568	$ 7,463	05/05/2017	10
UBS AG	₩ 12,763	$ 14,634,654	06/23/2017	(107)
UBS AG	₩ 41,853	$ 47,165,723	06/23/2017	374
Credit Suisse International	TWD$ 51,237	$ 1,565,548	06/23/2017	(706)
Deutsche Bank AG	TWD$ 31,643	$ 977,770	06/23/2017	(798)
Total Forward Currency Contracts				$(1,156)

SWAP AGREEMENTS OPEN AT APRIL 30, 2017
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers' Acceptances-CDOR 3-Month	Pay	2.700%	Semiannual	12/19/2024	CAD$ 6,500	$ (392)	$ (535)	$ 111
CME Group	Canada Bankers' Acceptances-CDOR 3-Month	Pay	1.750	Semiannual	12/16/2046	1,900	171	(25)	192
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.000	Semiannual	09/20/2022	£ 39,300	(369)	(258)	(111)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	Semiannual	09/20/2027	26,100	(968)	(410)	(558)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semiannual	03/21/2048	10,500	(1,128)	(419)	(709)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.300	Semiannual	03/18/2026	¥ 12,590,000	(1,187)	(718)	(504)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.300	Semiannual	09/20/2027	2,180,000	(104)	(114)	10
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semiannual	12/16/2019	$ 46,700	(392)	(1,241)	567
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semiannual	06/21/2020	104,800	1,603	2,393	(790)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semiannual	06/21/2021	105,400	2,597	3,194	(597)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semiannual	06/21/2022	61,500	2,159	2,571	(412)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semiannual	12/16/2022	17,500	232	887	(533)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	Semiannual	08/05/2025	3,500	(43)	(212)	158
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	Semiannual	12/16/2045	76,200	(3,139)	(12,355)	8,543
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semiannual	12/16/2022	222,000	(3,131)	(11,538)	6,861
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semiannual	06/15/2026	53,600	(174)	(3,074)	2,524
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	Semiannual	06/21/2027	1,100	78	97	(19)

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500%	Semiannual	06/15/2046	$ 9,200	$ 40	$ (1,052)	$ 1,019
Interest Rate Swaps									$15,752
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Buy	1.000%	06/20/2022	1.752%	$(197)	Quarterly	$(243)	€ 5,000	$ 46
ICE Group	Volkswagen International Finance 5.380% due 05/22/2018	Buy	1.000	12/20/2017	0.175	15	Quarterly	16	2,100	(1)
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Buy	1.000	06/20/2021	0.564	39	Quarterly	12	$ 2,100	27
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Buy	1.000	12/20/2021	0.688	107	Quarterly	2	6,900	105
ICE Group	Morgan Stanley & Co. LLC 3.750% due 02/25/2023	Buy	1.000	09/20/2018	0.286	160	Quarterly	137	14,100	23
ICE Group	Sprint Communications, Inc. 8.380% due 08/15/2017	Buy	5.000	12/20/2019	1.429	294	Quarterly	152	3,000	142
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Buy	1.000	06/20/2017	0.162	2	Quarterly	1	1,000	1
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Buy	1.000	09/20/2020	0.502	141	Quarterly	127	8,000	14
Credit Default Swaps										$357
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000%	06/20/2018	0.726%	$ 4	Quarterly	$(130)	$ 900	$ 134
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	1.500	(5)	Quarterly	(43)	400	38
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	03/20/2020	1.648	(3)	Quarterly	(36)	200	33
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	1.500	(25)	Quarterly	(237)	2,100	212
Credit Default Swaps										417
Total Swaps										$16,526

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2017—(1.1)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 21,500	Federal National Mortgage Association TBA[10] 6.000%—05/11/2047	$24,315	$(24,363)

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 192,408	$—	$ 192,408
Bank Loan Obligations	—	2,252	—	2,252
Collateralized Mortgage Obligations	—	190,292	—	190,292
Corporate Bonds & Notes	—	532,432	—	532,432
Escrow	—	—	—	—
Foreign Government Obligations	—	281,707	—	281,707
Mortgage Pass-Through	—	1,045,466	1	1,045,467
Municipal Bonds	—	35,855	—	35,855
U.S. Government Obligations	—	508,805	—	508,805
Short-Term Investments
Certificates Of Deposit	—	42,599	—	42,599
Commercial Paper	—	259,758	—	259,758
Repurchase Agreements	—	29,944	—	29,944
U.S. Government Obligations	—	918	—	918
Total Investments in Securities	$ —	$3,122,436	$ 1	$3,122,437
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 5,451	$—	$ 5,451
Futures Contracts	11,975	—	—	11,975
Purchased Options	41	1,127	—	1,168
Swap Agreements	—	20,760	—	20,760
Total Financial Derivative Instruments - Assets	$12,016	$ 27,338	$—	$ 39,354
Liability Category
Fixed Income Investments Sold Short	$ —	$ (24,363)	$—	$ (24,363)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (6,607)	$—	$ (6,607)
Futures Contracts	(7,261)	—	—	(7,261)
Swap Agreements	—	(4,234)	—	(4,234)
Written Options	—	(1,609)	—	(1,609)
Total Financial Derivative Instruments - Liabilities	$ (7,261)	$ (12,450)	$—	$ (19,711)
Total Investments	$ 4,755	$3,112,961	$ 1	$3,117,717
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017[w] (000s)
Corporate Bonds & Notes	$23,331	$—	$(23,750)	$—	$475	$(56)	$—	$—	$—
Escrow	—	—	—	—	—	—	—	—	—
Mortgage Pass-Through	5	—	(4)	—	1	(1)	—	—	1
	$23,336	$—	$(23,754)	$—	$476	$(57)	$—	$—	$ 1
There were no transfers between levels during the period.

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 04/30/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Escrow
General Motors Co. Escrow	$ —	Income Approach	Estimated Recovery Value	$ 0.00
Mortgage Pass-Through
Federal Housing Authority Project	$ 1	Market Approach	Base Price	97.45
	$ 1
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of April 30, 2017.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$13,022	$48,178	$—	$—	$61,200

Harbor Bond Fund
Portfolio of Investments—Continued

*		Security in Default.
1		CLO after the name of a security stands for Collateralized Loan Obligation.
2		Floating rate security, the stated rate represents the rate in effect at April 30, 2017.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $321,730,000 or 14% of net assets.
4		Step coupon security, the stated rate represents the rate in effect at April 30, 2017.
5		Variable rate security, the stated rate represents the rate in effect at April 30, 2017.
6		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
7		MTN after the name of a security stands for Medium Term Note.
8		Perpetuity bond, the maturity date represents the next callable date.
9		Zero coupon bond.
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2017. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
12		At April 30, 2017, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $50,234,000 or 2% of net assets.
†		Coupon represents yield to maturity.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
j		Amount represents Index Value.
w		The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 04/30/2017 (000s)
	Escrow	$(15)
	Mortgage Pass-Through	–
$(15)
x		Fair Valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value which is a Level 3 input.
y		Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms which is a Level 3 input.
R$		Brazilian Real
£		British Pound
CAD$		Canadian Dollar
€		Euro
¥		Japanese Yen
MEX$		Mexican Peso
R		South African Rand
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital.
Mihir P. Worah

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the six months ended April 30, 2017, much of the period was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites.
Donald Trump stunned in winning the U.S. presidential election at the end of 2016, but the market reaction was almost as surprising. Most markets focused on the pro-growth and inflationary potential of fiscal stimulus as many risk assets rallied while inflation expectations and yields rose. Following the election, volatility fell, equities rallied, credit spreads tightened and the U.S. Dollar strengthened as investors anticipated expansionary fiscal policy, tax cuts, and deregulation. As such, the U.S. Federal Reserve (Fed) raised rates for just the second time in a decade (as widely expected), but with a hawkish tilt as the “blue dots” increased for 2017 – signaling the Federal Open Market Committee’s (FOMC) shift towards raising interest rates.
This optimism continued into the new year and solid U.S. economic data, relatively easy financial conditions, and both business and consumer optimism gave the Fed an opportunity to continue on its path toward policy normalization. This rate hike, though, was perceived as more dovish given the largely unchanged statement. Inflation expectations were generally stable over the period despite fluctuations in oil prices related to building inventories in the U.S. and concerns over OPEC’s adherence to its production cut agreement. Real rates in the U.S. drifted lower in the beginning of 2017, in contrast to the sharp upward move seen in November post-election.
Abroad, Dutch election results tempered somewhat the risks related to more nationalist, anti-EU outcomes in the eurozone. This was further enforced by the French elections, as the first round victory for centrist Emmanuel Macron served to not only validate pre-election polls, but also spur a “relief rally” in the markets on his presumed victory in the second round against the anti-euro and populist candidate Marine Le Pen. Still, Le Pen’s passage to the second round served as a reminder of the momentum of populist movements globally.
PERFORMANCE
Harbor Real Return Fund outperformed the Bloomberg Barclays U.S. TIPS Index for the six months ended April 30, 2017. The Fund returned 0.47% (Institutional Class) and 0.26% (Administrative Class) for the six-month period, compared with the benchmark’s return of -0.19%. The Fund also outperformed the Index for the 1-year period ended April 30, 2017.
The following strategies helped Fund returns for the six months ended April 30, 2017:
•	Overweight breakevens in the U.S. as breakeven inflation expectations ended the period higher. Breakeven inflation levels are a measure of the market’s expectation of future inflation, as expressed by the yield spread between U.S. Treasury Inflation-Protected Securities (TIPS) and like-duration U.S. Treasuries.
•	A modest allocation to non-agency mortgages as non-agency MBS performed well amid continued favorable market technicals and stable residential real estate fundamentals.
•	An allocation to select U.S. dollar-denominated emerging market debt, as these positions outperformed over the period.
Short exposure to interest rates in the U.K. as rates fell over the period were negative or neutral for Fund returns during the first half of the fiscal year.

Harbor Real Return Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	111.7%
Japan Treasury Discount Bill	3.2%
Telefonica Emisiones SAU	1.5%
New Zealand Government Bond	1.1%
Lavender Trust	0.9%
U.K. Gilt Inflation Linked	0.9%
Hellenic Republic Government International Bond	0.8%
Navient Corp.	0.8%
Japan Government CPI Linked Bond	0.7%
Long Beach Mortgage Loan Trust	0.7%
OUTLOOK & STRATEGY
We expect the nearly eight-year-old global economic expansion will strengthen and broaden over the coming year. Our outlook reflects several positive factors: generally supportive fiscal policies (or expectations of them) in most developed market economies, easier financial conditions since the start of the year, more optimism among market participants as indicated by consumer and business confidence data, and a rebound in global trade.
In the U.S., we see growth above-trend at 2.0%‒2.5% in 2017 as business investment recovers, particularly in the Energy sector, and Consumer Spending is supported by a further decline in unemployment, higher consumer confidence and expectations of personal income tax cuts in 2018. We forecast core inflation to hover sideways this year at 2.0%–2.5%, but expect that the Fed will feel encouraged by above-trend growth to raise interest rates two more times during 2017.
For the eurozone, we now expect growth will rise to a range of 1.5%‒2.0% in 2017. While political uncertainty remains elevated ahead of crucial elections in France, Germany and potentially Italy, both fiscal policy and monetary policy are expansionary, and the recovery in global trade growth supports exports and investment. In the U.K., we expect growth to stay in the range of 1.75%–2.25% despite Brexit, reflecting robust momentum, and higher government spending.
In emerging markets, we expect moderate growth will return to Brazil and Russia as their deep recessions end. With inflation dropping, both countries’ central banks could cut rates multiple times. We believe that China’s public sector credit bubble and private sector capital outflows will likely remain under control, and we expect growth to slow to a 6%‒6.5% band in 2017 as policymakers prioritize financial stability over economic stimulus ahead of the 19th National Party Congress in the fourth quarter. We believe that any trade war with the U.S. will likely involve words rather than action, and we expect the Chinese Yuan to depreciate gradually by 4.0%–5.0% against the U.S. Dollar.
With respect to portfolio strategy, we expect to:
•	Maintain an underweight duration position overall relative to the benchmark, sourced primarily in the U.K. as rates there have the potential to normalize closer to U.S. levels.
•	Remain overweight breakeven inflation in the U.S. given expectations that remain below levels we feel are justified given strong core inflation dynamics and upside risks stemming from President Trump’s proposed policies. Within TIPs, we look to be tactical in terms of curve positioning based on relative value and roll-down opportunities. We favor intermediate maturities versus the short-end as front-end breakevens have richened significantly post-election and we think the move is overdone at this point. In our view, intermediate maturities offer much more attractive breakeven levels, positive real yields, and benefit from roll-down given the relatively steep curve.
•	Continue to seek opportunities outside the U.S. Given structural pension fund buying, U.K. long-dated breakevens appears rich while yields remain anchored well below zero; we look to express this opportunity by going long U.S. versus short U.K. breakevens. We look to have modest exposure to Japan inflation-linked bonds, concentrated at the 10-year point where inflation expectations appear depressed relative to fundamentals. We also favor rate exposure in countries offering higher real yields including inflation-linked bonds in New Zealand.
•	Within currency, we look to be overweight select higher-yielding emerging market currencies which we believe offer attractive income generating potential.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025
Cusip	411511520
Ticker	HARRX
Inception Date	12/01/2005
Net Expense Ratio	0.54% [a,b]
Total Net Assets (000s)	$104,315

ADMINISTRATIVE CLASS

Fund #	2225
Cusip	411511512
Ticker	HRRRX
Inception Date	12/01/2005
Net Expense Ratio	0.79% [a,b]
Total Net Assets (000s)	$1,580
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.39%	0.82%
Yield to Maturity	3.00%	2.29%
Current 30-Day Yield (Institutional Class)	0.21%	0.79%
Weighted Average Maturity	8.57 years	8.56 years
Weighted Average Duration	7.69 years	7.93 years
Portfolio Turnover (6-Month Period Ended 04/30/2017)	393% [c]	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	4.60%
>1 to 5	26.57%
>5 to 10	55.96%
>10 to 15	4.07%
>15 to 20	-0.01%
>20 to 25	2.22%
>25 yrs.	6.59%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Barclays U.S. TIPS Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	10 Years
Harbor Real Return Fund
Institutional Class	0.47%	2.85%	0.46%	4.13%	12/01/2005	$14,991
Administrative Class	0.26	2.53	0.20	3.86	12/01/2005	14,601
Comparative Index
Bloomberg Barclays U.S. TIPS	-0.19%	1.73%	0.69%	4.22%	—	$15,124
As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Net) and 0.88% (Gross) (Institutional Class); and 0.97% (Net) and 1.13% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
b	Annualized
c	Unannualized

Harbor Real Return Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, Notional and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -28.9%)
ASSET-BACKED SECURITIES—2.1%
Principal Amount		Value
	GSAMP Trust
	Series 2004-WF Cl. M2
$137	2.641% (1 Month USD Libor + 1.100%)—10/25/2034[4]	$ 130
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
240	1.302% (3 Month USD Libor + 0.250%)—05/21/2021[4,2]	240
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
300	1.291% (1 Month USD Libor + 0.300%)—01/25/2036[4]	225
	Series 2005-WL2 Cl. M2
500	1.726% (1 Month USD Libor + 0.490%)—08/25/2035[4]	479
		704
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
202	1.231% (1 Month USD Libor + 0.240%)—06/25/2036[4]	117
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
107	1.061% (1 Month USD Libor + 0.070%)—10/25/2036[4]	59
	Navient Student Loan Trust
	Series 2016-7A Cl.A
195	2.141% (1 Month USD Libor + 1.150%)—03/25/2066[4,2]	197
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
81	4.034%—06/25/2033[3]	82
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	1.271% (1 Month USD Libor + 0.280%)—05/25/2036[4]	177
	Whitehorse VI Ltd.
	Series 2012 1A Cl. A1R
500	2.235% (3 Month USD Libor +1.200%)—02/03/2025[4,2]	500
TOTAL ASSET-BACKED SECURITIES
(Cost $2,053)		2,206

COLLATERALIZED MORTGAGE OBLIGATIONS—1.4%
	Bear Stearns Arm Trust
	Series 2006-2 Cl. 3A2
32	3.242%—07/25/2036[1]	30
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
406	1.570% (1 Month USD Libor + 0.800%)—08/25/2035[4,2]	359
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
$29	3.076%—04/20/2035[1]	$ 29
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,159	6.250%—10/26/2036[2]	917
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
126	2.890%—06/25/2036[1]	122
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
56	1.180% (1 Month USD Libor + 0.400%)—01/25/2046[4]	26
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2003-AR9 Cl. 2A
22	2.846%—09/25/2033[1]	22
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,384)		1,505

CORPORATE BONDS & NOTES—4.8%
Banks—0.8%
	ING Bank NV MTN[5]
100	2.625%—12/05/2022[2]	101
	Santander Holdings USA Inc.
600	2.504% (3 Month USD Libor + 1.450%)—11/24/2017[4]	603
	Toronto Dominion Bank
200	2.250%—03/15/2021[2]	200
		904
Capital Markets—1.0%
	Deutsche Bank AG
500	4.250%—10/14/2021[2]	518
	Goldman Sachs Group Inc.
500	2.331% (3 Month USD Libor + 1.200%)—09/15/2020[4]	508
		1,026
Consumer Finance—1.0%
	Ally Financial Inc.
100	3.500%—01/27/2019	102
100	4.750%—09/10/2018	103
		205
	Navient Corp. MTN[5]
740	4.750% (US CPI Urban Consumers YoY + 2.250%)—05/03/2019[4]	726
100	5.500%—01/15/2019	104
		830
		1,035
Diversified Telecommunication Services—1.6%
	AT&T Inc.
100	1.808% (3 Month USD Libor + 0.650%)—01/15/2020[4]	101
	Telefonica Emisiones SAU
1,650	1.806% (3 Month USD Libor + 1.450%)—06/23/2017[4]	1,651
		1,752

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, Notional and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
Oil, Gas & Consumable Fuels—0.4%
		Petrobras Global Finance BV
	$400	5.375%—01/27/2021	$ 412
TOTAL CORPORATE BONDS & NOTES
(Cost $4,964)			5,129

FOREIGN GOVERNMENT OBLIGATIONS—8.1%
		Argentine Republic Government International Bond
	300	6.875%—01/26/2027	318
		Canadian Government RRB Bonds
CAD$	295	4.250%—12/01/2026[6]	305
		French Republic Government Bond OAT
	€412	0.100%—03/01/2021[6]	477
		Hellenic Republic Government International Bond MTN[5]
	¥100,000	3.800%—08/08/2017	886
		Japan Government CPI Linked Bond[6]
	79,840	0.100%—03/10/2027	759
		Japan Treasury Discount Bill
	380,000	0.000%—05/08/2017-07/10/2017[7]	3,409
		Mexican Bonos
MEX$	3,561	4.750%—06/14/2018	185
	2,886	7.750%—05/29/2031	158
			343
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[6]	1,162
		U.K. Gilt Inflation Linked[6]
	£383	0.125%—03/22/2044-11/22/2065	966
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $8,716)			8,625

MORTGAGE PASS-THROUGH—0.8%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$373	1.370% (1 Month USD Libor + 0.600%)—12/15/2037[4]	375
		Federal National Mortgage Association REMIC[8]
	77	1.130% (1 Month USD Libor + 0.350%)—07/25/2037[4]	77
	94	1.160% (1 Month USD Libor + 0.380%)—07/25/2037[4]	95
	47	1.220% (1 Month USD Libor + 0.440%)—05/25/2036[4]	46
	202	1.460% (1 Month USD Libor + 0.680%)—02/25/2041[4]	205
			423
TOTAL MORTGAGE PASS-THROUGH
(Cost $792)			798

U.S. GOVERNMENT OBLIGATIONS—111.7%
		U.S. Treasury Inflation Indexed Bonds[6]
	18,739	0.125%—04/15/2019-07/15/2026	18,845
	2,520	0.250%—01/15/2025	2,510
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$3,479	0.375%—07/15/2023-01/15/2027	$ 3,504
14,682	0.625%—07/15/2021-02/15/2043	15,141
1,768	0.750%—02/15/2042-02/15/2045	1,709
1,009	0.875%—02/15/2047	1,002
447	1.250%—07/15/2020	471
8,100	1.375%—02/15/2044	9,001
11,979	1.875%—07/15/2019	12,653
736	2.000%—01/15/2026	840
1,938	2.125%—01/15/2019-02/15/2041	2,210
34,699	2.375%—01/15/2025-01/15/2027	40,315
3,585	2.500%—01/15/2029[9]	4,409
693	3.625%—04/15/2028	925
		113,535
	U.S. Treasury Notes
2,480	1.750%—11/30/2021	2,478
1,700	1.875%—02/28/2022	1,706
100	2.125%—12/31/2021	101
420	3.000%—02/15/2047	424
		4,709
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $118,239)		118,244

SHORT-TERM INVESTMENTS—4.0%
CERTIFICATES OF DEPOSIT—3.3% †
	Barclays plc
300	0.000%—09/08/2017	301
300	1.804%—11/06/2017	301
		602
	Mitsubishi UFJ Trust & Banking Corp.
400	0.000%—09/19/2017	401
	Natixis NY
500	0.000%—09/25/2017	501
	Norinchukin BK
600	0.000%—10/11/2017	602
	Sumitomo Mitsui BKG Corp.
500	0.000%—09/15/2017	501
	Sumitomo Mitsui Trust Bank Limited
900	0.000%—09/18/2017-10/06/2017	902
		3,509
REPURCHASE AGREEMENTS—0.7%
738	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.001% collateralized by Federal Farm Credit Notes (value $755)	738
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,238)		4,247
TOTAL INVESTMENTS—132.9%
(Cost $140,386)		140,754
CASH AND OTHER ASSETS, LESS LIABILITIES—(32.9)%		(34,859)
TOTAL NET ASSETS—100.0%		$105,895

Harbor Real Return Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2017
Description	Number of Contracts	Expiration Date	Original Notional Value (000s)	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-BOBL Futures (Short)	1	06/08/2017	€ 100	€ 132	$ —
United Kingdom GILT Futures 90 day (Short)	5	06/28/2017	£ 500	£ 641	(21)
Eurodollar Futures-CME 90 day (Long)	7	06/19/2017	$ 1,750	$ 1,727	15
U.S. Treasury Bond Futures 30 year (Short)	22	06/21/2017	2,200	3,365	(61)
U.S. Treasury Note Futures 2 year (Short)	68	06/30/2017	13,600	14,730	(22)
U.S. Treasury Note Futures 5 year (Short)	37	06/30/2017	3,700	4,381	(32)
U.S. Treasury Note Futures 10 year (Long)	82	06/21/2017	8,200	10,309	99
Ultra U.S. Treasury Bond Futures 30 year (Long)	4	06/21/2017	400	652	12
Total Futures Contracts					$ (10)

PURCHASED OPTIONS OPEN AT APRIL 30, 2017
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	ICE Group	£ 98.50	06/21/2017	35	$2	$—
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.720%	07/16/2018	2,200,000	$ 25	$ 44
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.770	07/16/2018	2,800,000	33	52
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.150	06/15/2018	700,000	70	20
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	3-Month USD-LIBOR	Receive	2.150	06/15/2018	700,000	70	91
Total Purchased Swap Options Not Settled Through Variation Margin							$198	$207
Total Purchased Options							$200	$207

WRITTEN OPTIONS OPEN AT APRIL 30, 2017
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	ICE Group	£ 98.00	06/21/2017	35	$1	$—
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	233.550 [j]	01/22/2018	600,000	$ 6	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.810 [j]	03/24/2020	1,700,000	19	(7)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	238.640 [j]	10/02/2020	1,000,000	18	(5)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.690 [j]	04/07/2020	3,600,000	32	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.970 [j]	09/29/2020	500,000	6	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Call)	JP Morgan Chase Bank NA	243.270 [j]	04/22/2024	4,000,000	29	(1)

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Call)	JP Morgan Chase Bank NA	£ 244.170 [j]	05/16/2024	300,000	$ 2	$ —
Eurozone HICP ex-Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.720 [j]	06/22/2035	400,000	18	(4)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	$ 3.25	05/11/2017	202,600	1	(1)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Deutsche Bank AG	19.45	05/15/2017	181,100	1	(1)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	124.50	05/26/2017	21	18	(29)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	125.00	05/26/2017	12	7	(12)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	126.00	05/26/2017	10	5	(5)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	126.00	05/26/2017	2	2	(2)
Total Written Options Not Settled Through Variation Margin					$164	$(67)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Reference/ Floating Rate	Pay/Receive Floating Rate Buy/Sell Protection	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option (Call)	Barclays Bank plc	Markit iTraxx Europe Index	Sell	1.000%	05/17/2017	800,000	$ 1	$ (2)
Credit Default Swap Option (Call)	Barclays Bank plc	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	300,000	—	(1)
Credit Default Swap Option (Put)	Barclays Bank plc	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	300,000	1	—
Credit Default Swap Option (Call)	Citibank NA	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	500,000	1	(2)
Credit Default Swap Option (Put)	Citibank NA	Markit iTraxx Europe Index	Sell	1.000	06/21/2017	500,000	1	—
Credit Default Swap Option (Call)	Deutsche Bank AG	Markit iTraxx Europe Index	Sell	1.000	05/17/2017	400,000	1	(1)
Interest Rate Swap Option 5 year (Call)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Receive	1.800	11/07/2017	1,200,000	10	(1)
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Pay	2.600	11/07/2017	1,200,000	10	(15)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.460	05/18/2017	3,900,000	56	(4)
Total Written Swap Options Not Settled Through Variation Margin							$ 81	$(26)
Total Written Options							$246	$(93)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2017
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 1,123	ARG$ 71	06/16/2017	$ —
Citibank NA	$ 621	ARG$ 39	06/21/2017	—
Credit Suisse International	$ 379	ARG$ 24	06/16/2017	—
Royal Bank of Scotland plc	$ 377	ARG$ 24	05/22/2017	—
JP Morgan Chase Bank NA	AUD$ 471	$ 620	05/02/2017	7
Credit Suisse International	$ 1,421	R$ 444	05/03/2017	3
Credit Suisse International	$ 1,421	R$ 454	06/02/2017	(10)
Deutsche Bank AG	$ 1,421	R$ 445	05/03/2017	2
Credit Suisse International	R$ 457	$ 1,421	05/03/2017	10
Deutsche Bank AG	R$ 444	$ 1,421	05/03/2017	(3)
Goldman Sachs Bank USA	$ 1,093	£ 1,400	05/02/2017	15
Citibank NA	£ 101	$ 81	05/02/2017	(4)
Goldman Sachs Bank USA	£ 1,258	$ 1,012	05/02/2017	(52)
Goldman Sachs Bank USA	£ 1,401	$ 1,093	06/02/2017	(16)
Goldman Sachs Bank USA	CAD$ 307	$ 411	05/15/2017	6
BNP Paribas SA	$ 7,297	CNY$ 1,048	05/19/2017	8
UBS AG	CNY$ 1,052	$ 7,301	05/19/2017	(5)
HSBC Bank USA	COL$ 71	$ 215,245	06/09/2017	(2)
Citibank NA	€ 497	$ 466	05/02/2017	(10)
Société Générale	$ 17,401	₹ 265	07/20/2017	3

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	¥ 1,454	$ 160,000	07/10/2017	$ 15
Goldman Sachs Bank USA	¥ 873	$ 97,200	05/02/2017	1
HSBC Bank USA	¥ 769	$ 84,200	05/02/2017	14
JP Morgan Chase Bank NA	¥ 1,953	$ 220,000	05/08/2017	(21)
JP Morgan Chase Bank NA	¥ 1,632	$ 181,400	06/02/2017	3
Deutsche Bank AG	MEX$ 85	$ 1,601	05/17/2017	—
BNP Paribas SA	NZD$ 1,203	$ 1,722	05/02/2017	21
UBS AG	NZD$ 1,182	$ 1,722	06/02/2017	—
Credit Suisse International	$ 15,597	RUS$ 259	05/24/2017	14
Credit Suisse International	RUS$ 268	$ 15,509	06/21/2017	(1)
Total Forward Currency Contracts				$ (2)

SWAP AGREEMENTS OPEN AT APRIL 30, 2017
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000%	At Maturity	10/15/2017	€ 600	$ 2	$ (2)	$ 4
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.830	At Maturity	05/15/2018	1,200	(16)	(5)	(11)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	09/15/2018	300	2	(1)	3
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	10/15/2018	200	1	(1)	2
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	04/15/2021	1,550	40	11	29
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	05/15/2021	900	23	6	17
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	12/15/2021	140	1	—	1
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.100	At Maturity	08/15/2026	300	(10)	(14)	4
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.385	At Maturity	12/15/2026	800	(4)	(1)	(3)
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.000	At Maturity	11/15/2018	100	—	—	—
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semi-annual	03/21/2048	£ 50	(6)	(5)	(1)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	Semi-annual	09/20/2027	1,500	(56)	(21)	(35)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semi-annual	03/21/2048	920	(99)	(53)	(46)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.190	At Maturity	04/15/2030	400	(16)	(22)	6
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	At Maturity	05/15/2030	700	(2)	(7)	5
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.400	At Maturity	06/15/2030	300	1	(2)	3
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.325	At Maturity	08/15/2030	1,100	(22)	(21)	(1)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.300	At Maturity	12/15/2030	200	(8)	(9)	1
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.140	At Maturity	04/15/2031	100	(10)	(11)	1
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.530	At Maturity	10/15/2031	300	(1)	5	(6)
LCH Group	UK Retail Prices Index All Items NSA	Pay	1.000	At Maturity	10/15/2046	300	(10)	(23)	13

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	UK Retail Prices Index All Items NSA	Pay	1.000%	At Maturity	03/15/2047	£ 100	$ 9	$ —	$ 9
CME Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	Semi-annual	09/18/2023	¥ 40,000	(21)	(15)	(6)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	Lunar Monthly	07/07/2021	MEX$ 100	—	—	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.030	Lunar Monthly	11/10/2021	1,800	(1)	—	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.390	Lunar Monthly	11/17/2021	1,000	—	—	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	8.040	Lunar Monthly	12/17/2026	5,800	13	—	13
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.200	Semi-annual	02/15/2018	$ 8,000	10	4	3
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-annual	02/23/2018	6,400	6	3	—
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-annual	06/15/2018	1,000	(2)	4	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-annual	06/21/2019	4,000	(30)	(36)	6
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semi-annual	12/16/2020	500	(3)	(12)	6
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semi-annual	06/21/2022	3,800	133	172	(39)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.660	Semi-annual	10/19/2023	2,000	38	—	38
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semi-annual	10/25/2023	1,000	20	—	20
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semi-annual	11/19/2023	1,000	19	—	19
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semi-annual	12/12/2023	1,000	19	—	19
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semi-annual	12/19/2023	1,200	12	(10)	22
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semi-annual	02/22/2026	3,160	7	—	7
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	Semi-annual	03/16/2026	2,900	20	—	20
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semi-annual	04/21/2026	1,700	20	(10)	30
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semi-annual	04/27/2026	2,000	24	(7)	31
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.850	Semi-annual	07/27/2026	600	19	(1)	21
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semi-annual	07/27/2026	3,500	91	54	37
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semi-annual	10/19/2048	400	(27)	—	(27)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.970	Semi-annual	10/25/2048	200	(14)	—	(14)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semi-annual	11/19/2048	100	(7)	—	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semi-annual	12/12/2048	100	(7)	—	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	Semi-annual	12/19/2048	200	(5)	5	(10)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	Semi-annual	12/21/2026	1,570	68	(46)	106
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	04/27/2018	900	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	04/28/2018	1,500	(2)	—	(2)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.078%	At Maturity	03/29/2019	$ 5,300	$ 22	$ —	$ 22
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.935	At Maturity	04/27/2019	900	1	—	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	11/23/2020	500	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	11/25/2020	400	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	07/26/2021	300	7	10	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	09/12/2021	310	6	9	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At Maturity	07/26/2026	300	(14)	(16)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At Maturity	09/12/2026	200	(8)	(2)	(6)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.801	At Maturity	09/12/2026	310	(12)	(15)	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At Maturity	09/12/2026	200	(7)	(9)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At Maturity	09/15/2026	200	(8)	(10)	2
Interest Rate Swaps									$296
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Markit CDX North America High Yield Index Series 28	Buy	5.000%	06/20/2022	3.282%	$(132)	Quarterly	$(111)	$ 1,600	$(21)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.550%	At Maturity	10/15/2017	€ 100	$ —	$—	$ —
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	At Maturity	04/15/2021	500	13	—	13
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.178	At Maturity	05/15/2026	200	(5)	1	(6)
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Receive	3.100	At Maturity	06/15/2031	£ 300	(37)	—	(37)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.400	At Maturity	06/15/2030	200	—	—	—
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.330	At Maturity	08/15/2030	370	(9)	(1)	(8)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.360	At Maturity	04/15/2035	200	(7)	—	(7)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	At Maturity	05/15/2046	120	34	3	31
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	At Maturity	06/15/2046	170	53	—	53
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Receive	3.400	At Maturity	06/15/2030	200	—	(1)	1
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	11/01/2018	$ 2,000	(79)	—	(79)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At Maturity	07/15/2022	300	(27)	6	(33)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums Received/ (Paid) (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Pay	1.000%	At Maturity	10/01/2018	$ 1,100	$(44)	$ (1)	$ (43)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.788	At Maturity	07/18/2026	1,200	(53)	—	(53)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.000	At Maturity	07/20/2026	1,200	(51)	—	(51)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.805	At Maturity	09/20/2026	100	(4)	—	(4)
UBS AG Stamford	US Consumer Price Index Urban Consumers NSA	Receive	2.063	At Maturity	05/12/2025	100	—	—	—
Interest Rate Swaps									$(223)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Payment Frequency	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	06/20/2021	1.706%	$ (5)	Quarterly	$(14)	$ 200	$ 9
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.706	(3)	Quarterly	(9)	100	6
JP Morgan Chase Bank NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.706	(3)	Quarterly	(7)	100	4
JP Morgan Chase Bank NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	12/20/2021	1.956	(4)	Quarterly	(8)	100	4
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	10/17/2057	0.000	(1)	Monthly	(4)	100	3
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	09/17/2058	0.000	(2)	Monthly	(6)	100	4
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2021	1.169	—	Quarterly	(6)	100	6
Barclays Bank plc	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	0.881	1	Quarterly	(2)	100	3
Credit Suisse International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	0.881	2	Quarterly	(8)	300	10
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	0.881	2	Quarterly	(10)	400	12
Credit Default Swaps										61
Total Swaps										$113

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$ 2,206	$—	$ 2,206
Collateralized Mortgage Obligations	—	1,505	—	1,505
Corporate Bonds & Notes	—	5,129	—	5,129
Foreign Government Obligations	—	8,625	—	8,625
Mortgage Pass-Through	—	798	—	798
U.S. Government Obligations	—	118,244	—	118,244

Harbor Real Return Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Certificates Of Deposit	$ —	$ 3,509	$—	$ 3,509
Repurchase Agreements	—	738	—	738
Total Investments in Securities	$ —	$140,754	$—	$140,754
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 122	$—	$ 122
Futures Contracts	126	—	—	126
Purchased Options	—	207	—	207
Swap Agreements	—	687	—	687
Total Financial Derivative Instruments - Assets	$ 126	$ 1,016	$—	$ 1,142
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (124)	$—	$ (124)
Futures Contracts	(136)	—	—	(136)
Swap Agreements	—	(574)	—	(574)
Written Options	(48)	(45)	—	(93)
Total Financial Derivative Instruments-Liabilities	$(184)	$ (743)	$—	$ (927)
Total Investments	$ (58)	$141,027	$—	$140,969
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2017 (000s)
Asset-Backed Securities	$500	$—	$—	$—	$—	$—	$—	$(500) [h]	$—
There were no transfers between Levels 1 and 2 during the period.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of April 30, 2017.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$3,044	$31,624	$—	$—	$34,668

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at April 30, 2017.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2017, the aggregate value of these securities was $3,032,000 or 3% of net assets.
3	Step coupon security, the stated rate represents the rate in effect at April 30, 2017.
4	Variable rate security, the stated rate represents the rate in effect at April 30, 2017.
5	MTN after the name of a security stands for Medium Term Note.
6	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
7	Zero coupon bond.
8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
9	At April 30, 2017, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $151,000 or less than 1% of net assets.
†	Coupon represents yield to maturity.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
h	Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing input.
j	Amount represents Index Value.
£	British Pound
CAD$	Canadian Dollar
€	Euro
¥	Japanese Yen
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth O’Donnell

Management’s Discussion of
Fund Performance
Market Review
The pace of U.S. growth slowed in the six-months ended April 30, 2017 despite expectations for an improved trajectory following the U.S. presidential election. Investors appeared unfazed by weakness in domestic economic data as valuations of risky assets continued to hover near record levels. The pattern of weakness during the first fiscal quarter followed by a rebound during the second fiscal quarter has occurred in several years following the Great Recession and has largely been discounted by markets. Meanwhile, sentiment across the globe improved as deflationary concerns in Europe and Japan faded. This shift in global sentiment is most evident in the soft survey data with supporting hard economic data yet to be confirmed. We believe that a successful shift of the stimulus burden from monetary to fiscal policy across advanced economies would continue to support growth as non-traditional stimulus is withdrawn.
In late 2016, the U.S. Federal Reserve (Fed) tightened monetary policy for the second time in the current monetary policy and tightening cycle. Volatility subsided as markets priced a steady sequence of tightening steps. The third step followed in mid-March bringing the policy rate into the 0.75-1.00% band. Markets are currently expecting an additional 25 basis point increase in June followed by a similar step in the fourth quarter. Fed Chair Janet Yellen continued to assert that monetary policy remains accommodative and that the pace of tightening will be gradual. The Fed has been very transparent in the early stages of this policy cycle which has served to suppress interest rate volatility in the front end of the yield curve.
Short-term U.S. Treasury Note yields increased during the last six months in pace with the expected path of monetary policy. Money market yields have tripled since October and may exceed the 1% threshold later this year. The steady increase has been welcomed by money market investors who have endured several years of near zero returns. We believe that money market yields will continue to climb through year-end.
Performance
Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the six-months ended April 30, 2017, the Fund returned 0.26% (Institutional and Administrative Classes). This compared favorably with the return of 0.23% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The duration of the Fund, a measure of its sensitivity to changes in interest rates, was maintained at approximately 35 days throughout the six-month period.
Outlook & Strategy
Looking ahead, we expect monetary policy to remain accommodative in 2017, boosting aggregate demand. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.2% and that wage pressures will emerge throughout the year as incremental gains in the labor sector push the economy through estimates of full employment. We also believe that business investment will recover and provide additional support for a sustainable trajectory of domestic growth.
The Fed’s policy stance will depend on the evolution of global financial conditions. We believe that the Fed will likely continue on the slow path to policy normalization with the target federal funds rate serving as the primary metric. We expect the next tightening to occur in June followed by one additional step later in the calendar year. We do not expect any changes in the tools used to manage short-term interest rates, i.e. interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility. In addition, we expect the Fed to announce a reduction in balance sheet reinvestment at

Harbor Money Market Fund
Manager’s Commentary—Continued

TOP ISSUERS (% of net assets)
U.S. Treasury	38.3%
Federal Home Loan Bank	37.4%
Federal National Mortgage Association	23.3%
Federal Home Loan Mortgage Corp.	21.7%
the turn of the calendar year. We believe that the transparency of the current Federal Open Market Committee (FOMC) will continue to provide us with ample time to adjust the Fund’s duration profile as short-term interest rates rise.

This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015
Cusip	411511405
Ticker	HARXX
Inception Date	12/29/1987
Net Expense Ratio	0.00% [a,b]
Total Net Assets (000s)	$118,298

ADMINISTRATIVE CLASS

Fund #	2215
Cusip	411511660
Ticker	HRMXX
Inception Date	11/01/2002
Net Expense Ratio	0.00% [a,b]
Total Net Assets (000s)	$1,352

Portfolio Statistics
	Portfolio	Benchmark
Yield to Maturity	0.75%	0.74%
Weighted Average Maturity	0.08 years	0.16 years
Weighted Average Duration	0.08 years	0.16 years
FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 05/01/2007 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.26%	0.44%	0.17%	0.71%	12/29/1987	$10,734
Administrative Class	0.26	0.44	0.17	0.66	11/01/2002	10,685
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.23%	0.39%	0.15%	0.65%	—	$10,665

Current 7-day subsidized[c] SEC yield for period ended 04/30/2017:	Institutional Class: 0.73%	Administrative Class: 0.73%
Current 7-day unsubsidized[d] SEC yield for period ended 04/30/2017:	Institutional Class: 0.39%	Administrative Class: 0.13%
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflects a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018, as well as a voluntary fee waiver that may be discontinued at any time
b	Annualized
c	Reflects reimbursement or waivers currently in effect
d	Does not reflect reimbursements or waivers currently in effect

Harbor Money Market Fund
Portfolio of Investments—April 30, 2017 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash of -20.8%)
GOVERNMENT AGENCY DEBT—82.4%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$9,600	0.670%—05/17/2017	$ 9,597
5,600	0.680%—05/10/2017	5,599
3,800	0.748%—05/03/2017	3,800
5,000	0.750%—05/19/2017	4,998
5,438	0.760%—05/22/2017	5,436
9,200	0.770%—06/12/2017-06/16/2017	9,191
1,100	0.780%—06/22/2017	1,099
1,100	0.785%—06/26/2017	1,099
4,000	0.820%—07/14/2017	3,993
		44,812
	Federal Home Loan Mortgage Corp. Discount Notes
10,800	0.729%—05/19/2017	10,796
4,167	0.745%—06/02/2017	4,164
6,000	0.750%—05/11/2017	5,999
4,967	0.753%—06/09/2017	4,963
		25,922
	Federal National Mortgage Association Discount Notes
6,655	0.645%—05/10/2017	6,654
4,623	0.647%—05/17/2017	4,621
6,200	0.725%—05/03/2017	6,200
10,430	0.748%—06/01/2017	10,423
		27,898
TOTAL GOVERNMENT AGENCY DEBT
(Cost $98,632)		98,632

TREASURY DEBT—38.3%†
Principal Amount		Value
	U.S. Treasury Bills
$4,700	0.592%—05/04/2017	$ 4,700
6,050	0.701%—05/25/2017	6,047
3,350	0.722%—06/15/2017	3,347
10,000	0.725%—06/01/2017	9,994
10,000	0.727%—06/08/2017	9,992
11,700	0.728%—06/29/2017	11,686
TOTAL TREASURY DEBT
(Cost $45,766)		45,766

REPURCHASE AGREEMENTS—0.1%
(Cost $120)
Principal Amount
$120	Repurchase Agreement with State Street Corp. dated April 28, 2017 due May 01, 2017 at 0.000% collateralized by U.S. Treasury Notes (value $120)	120
TOTAL INVESTMENTS—120.8%
(Cost $144,518)[1]		144,518
CASH AND OTHER ASSETS, LESS LIABILITIES—(20.8)%		(24,868)
TOTAL NET ASSETS—100.0%		$119,650

FAIR VALUE MEASUREMENTS
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2017 or October 31, 2016, and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.
†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—April 30, 2017 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$303,853	$1,684,723	$3,100,281	$140,386	$144,518
Investments, at value	$305,146	$1,707,735	$3,092,493	$140,016	$144,398
Repurchase agreements	10,782	39,116	29,944	738	120
Cash-restricted	—	—	950	874	—
Cash	—	41	—	1	1
Foreign currency, at value (cost: $0, $0, $4,377, $285 and $0)	—	—	4,544	300	—
Receivables for:
Investments sold	1,283	14,215	587,228	6,667	—
Capital shares sold	640	1,540	1,055	85	241
Interest	1,283	26,920	12,107	518	—
Unrealized appreciation on open forward currency contracts	—	—	5,451	122	—
Unrealized appreciation on OTC swap agreements	—	—	417	159	—
Variation margin on options and futures contracts	—	—	691	21	—
Variation margin on centrally cleared swap agreements	—	—	—	10	—
Purchased options, at value (cost: $0, $0, $2,957, $198 and $0)	—	—	1,156	207	—
Options sold	—	—	—	23	—
Prepaid registration fees	30	35	51	20	18
Prepaid fund insurance	2	7	9	1	1
Other assets	14	100	519	42	27
Total Assets	319,180	1,789,709	3,736,615	149,804	144,806
LIABILITIES
Payables for:
Due to broker	—	—	9,874	11	—
Investments purchased	1,000	19,867	1,355,681	8,390	—
Foreign currency spot contracts	—	—	2	4	—
Capital shares reacquired	123	2,022	2,902	118	25,082
Investments sold short, at value (proceeds: $0, $0, $24,315, $0 and $0)	—	—	24,363	—	—
Written options, at value (premiums received: $0, $0, $5,112, $245 and $0)	—	—	1,609	93	—
Swap premiums received	—	—	446	67	—
Unrealized depreciation on OTC swap agreements	—	—	—	321	—
Sale-buyback financing transactions	—	—	61,200	34,668	—
Variation margin on centrally cleared swap agreements	—	—	230	—	—
Unrealized depreciation on open forward currency contracts	—	—	6,607	124	—
Accrued expenses:
Management fees	154	806	845	42	23
12b-1 fees	—	18	7	—	—
Transfer agent fees	20	122	150	7	10
Trustees' fees and expenses	5	22	28	1	2
Other	98	452	633	63	39
Total Liabilities	1,400	23,309	1,464,577	43,909	25,156
NET ASSETS	$317,780	$1,766,400	$2,272,038	$105,895	$119,650
Net Assets Consist of:
Paid-in capital	$305,980	$1,796,585	$2,319,968	$135,387	$119,615
Accumulated undistributed net investment income/(loss)	(2,582)	8,713	19,726	478	35
Accumulated net realized gain/(loss)	2,307	(101,026)	(111,722)	(30,608)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	12,075	62,128	22,281	377	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	21,785	261	—
	$317,780	$1,766,400	$2,272,038	$105,895	$119,650

The accompanying notes are an integral part of the Financial Statements.

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$312,955	$1,655,631	$2,239,739	$104,315	$118,298
Shares of beneficial interest[1]	28,602	162,412	193,505	10,996	118,298
Net asset value per share[2]	$ 10.94	$ 10.19	$ 11.57	$ 9.49	$ 1.00
Administrative Class
Net assets	$ 456	$ 4,637	$ 32,299	$ 1,580	$ 1,352
Shares of beneficial interest[1]	42	454	2,788	167	1,352
Net asset value per share[2]	$ 10.93	$ 10.21	$ 11.59	$ 9.48	$ 1.00
Investor Class
Net assets	$ 1,953	$ 84,204	N/A	N/A	N/A
Shares of beneficial interest[1]	179	8,245	N/A	N/A	N/A
Net asset value per share[2]	$ 10.92	$ 10.21	N/A	N/A	N/A
Retirement Class
Net assets	$ 2,416	$ 21,928	N/A	N/A	N/A
Shares of beneficial interest[1]	221	2,149	N/A	N/A	N/A
Net asset value per share[2]	$ 10.94	$ 10.20	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Six Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 3,734	$54,241	$ 44,386	$ 1,774	$ 378
Consent fee income	—	39	—	—	—
Total Investment Income	3,734	54,280	44,386	1,774	378
Operating Expenses
Management fees	1,236	5,261	5,517	254	153
12b-1 fees:
Administrative Class	1	6	43	2	2
Investor Class	3	101	N/A	N/A	N/A
Shareholder communications	33	177	149	12	4
Custodian fees	17	46	145	33	12
Transfer agent fees:
Institutional Class	156	689	943	43	63
Administrative Class	—	2	14	1	1
Investor Class	2	82	N/A	N/A	N/A
Retirement Class	—	2	N/A	N/A	N/A
Professional fees	6	27	35	1	2
Trustees' fees and expenses	6	27	35	2	2
Registration fees	30	39	25	17	18
Miscellaneous	7	14	16	4	4
Expenses before interest expense	1,497	6,473	6,922	369	261
Interest expense	—	—	302	115	—
Total expenses	1,497	6,473	7,224	484	261
Management fees waived	(28)	(351)	(327)	—	(15)
Transfer agent fees waived	(16)	(73)	(96)	(4)	(7)
Other expenses reimbursed	—	—	(595)	(77)	(239)
Net expenses	1,453	6,049	6,206	403	—
Net Investment Income/(Loss)	2,281	48,231	38,180	1,371	378
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	11,499	7,501	(36,174)	(42)	—
Foreign currency transactions	—	—	7,458	871	—
Investments sold short	—	—	52	(5)	—
Swap agreements	—	—	(15,178)	(549)	—
Futures contracts	—	—	(17,752)	(43)	—
Purchased options	—	—	(1,361)	(7)	—
Written options	—	—	4,039	(41)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,482	28,986	(40,161)	(2,233)	—
Forwards currency contracts	—	—	(6,123)	(318)	—
Investments sold short	—	—	(38)	—	—
Swap agreements	—	—	63,040	1,270	—
Futures contracts	—	—	10,171	(73)	—
Purchased options	—	—	912	206	—
Written options	—	—	(1,209)	(88)	—
Translations of assets and liabilities in foreign currencies	—	—	241	1	—
Net gain/(loss) on investment transactions	15,981	36,487	(32,083)	(1,051)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,262	$84,718	$ 6,097	$ 320	$ 378
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 2,281	$ 4,152	$ 48,231	$ 94,071
Net realized gain/(loss) on investments	11,499	(9,260)	7,501	(85,774)
Change in net unrealized appreciation/(depreciation) of investments	4,482	13,769	28,986	104,959
Net increase/(decrease) in assets resulting from operations	18,262	8,661	84,718	113,256
Distributions to Shareholders
Net investment income:
Institutional Class	(3,644)	(7,671)	(47,615)	(87,833)
Administrative Class	(3)	(7)	(124)	(223)
Investor Class	(15)	(32)	(2,294)	(4,226)
Retirement Class	(23)	(9)	(569)	(42)
Net realized gain on investments:
Institutional Class	—	(6,871)	—	—
Administrative Class	—	(7)	—	—
Investor Class	—	(34)	—	—
Retirement Class	—	—	—	—
Total distributions to shareholders	(3,685)	(14,631)	(50,602)	(92,324)
Net Increase/(Decrease) Derived from Capital Share Transactions	(123,114)	56,629	(179,232)	328,505
Net increase/(decrease) in net assets	(108,537)	50,659	(145,116)	349,437
Net Assets
Beginning of period	426,317	375,658	1,911,516	1,562,079
End of period*	$ 317,780	$426,317	$1,766,400	$1,911,516
* Includes accumulated undistributed net investment income/(loss) of:	$ (2,582)	$ (1,178)	$ 8,713	$ 11,084
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)

$ 38,180	$ 85,711	$ 1,371	$ 1,918	$ 378	$ 443
(58,916)	24,402	184	(6,353)	—	—
26,833	12,245	(1,235)	10,477	—	—
6,097	122,358	320	6,042	378	443

(34,717)	(111,734)	(370)	(2,275)	(394)	(476)
(504)	(1,912)	(1)	(55)	(4)	(5)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

(33,573)	(22,480)	—	—	—	—
(538)	(439)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(69,332)	(136,565)	(371)	(2,330)	(398)	(481)
(141,429)	(441,670)	(5,436)	(25,971)	(19,583)	(39,217)
(204,664)	(455,877)	(5,487)	(22,259)	(19,603)	(39,255)

2,476,702	2,932,579	111,382	133,641	139,253	178,508
$2,272,038	$2,476,702	$105,895	$111,382	$119,650	$139,253
$ 19,726	$ 16,767	$ 478	$ (522)	$ 35	$ 55

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 61,050	$ 177,327	$ 194,306	$ 901,011
Net proceeds from redemption fees	1	2	10	27
Reinvested distributions	967	3,868	25,528	46,534
Cost of shares reacquired	(185,131)	(126,893)	(414,360)	(611,877)
Net increase/(decrease) in net assets	$(123,113)	$ 54,304	$(194,516)	$ 335,695
Administrative Class
Net proceeds from sale of shares	$ 50	$ 6	$ 303	$ 628
Reinvested distributions	3	14	124	223
Cost of shares reacquired	(6)	—	(514)	(542)
Net increase/(decrease) in net assets	$ 47	$ 20	$ (87)	$ 309
Investor Class
Net proceeds from sale of shares	$ 305	$ 693	$ 16,067	$ 42,066
Net proceeds from redemption fees	—	—	1	2
Reinvested distributions	15	66	2,279	4,191
Cost of shares reacquired	(482)	(586)	(22,864)	(55,542)
Net increase/(decrease) in net assets	$ (162)	$ 173	$ (4,517)	$ (9,283)
Retirement Class
Net proceeds from sale of shares	$ 113	$ 2,206	$ 20,763	$ 1,826
Reinvested distributions	23	9	569	42
Cost of shares reacquired	(22)	(83)	(1,444)	(84)
Net increase/(decrease) in net assets	$ 114	$ 2,132	$ 19,888	$ 1,784
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)

$ 129,512	$ 301,167	$ 7,608	$ 11,200	$ 316,346	$ 579,783
—	—	—	—	—	—
65,738	129,049	358	2,204	393	474
(332,103)	(852,459)	(12,503)	(38,609)	(335,408)	(620,014)
$(136,853)	$(422,243)	$ (4,537)	$(25,205)	$ (18,669)	$ (39,757)

$ 5,211	$ 6,631	$ 127	$ 419	$ 1,613	$ 2,643
1,037	2,345	1	55	4	5
(10,824)	(28,403)	(1,027)	(1,240)	(2,531)	(2,108)
$ (4,576)	$ (19,427)	$ (899)	$ (766)	$ (914)	$ 540

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)
SHARES
Institutional Class
Shares sold	5,685	17,034	19,289	94,211
Shares issued due to reinvestment of distributions	91	383	2,552	4,844
Shares reacquired	(17,202)	(12,521)	(41,341)	(63,167)
Net increase/(decrease) in shares outstanding	(11,426)	4,896	(19,500)	35,888
Beginning of period	40,028	35,132	181,912	146,024
End of period	28,602	40,028	162,412	181,912
Administrative Class
Shares sold	5	1	30	65
Shares issued due to reinvestment of distributions	—	1	12	23
Shares reacquired	—	—	(51)	(56)
Net increase/(decrease) in shares outstanding	5	2	(9)	32
Beginning of period	37	35	463	431
End of period	42	37	454	463
Investor Class
Shares sold	29	68	1,589	4,293
Shares issued due to reinvestment of distributions	1	7	227	437
Shares reacquired	(45)	(56)	(2,277)	(5,704)
Net increase/(decrease) in shares outstanding	(15)	19	(461)	(974)
Beginning of period	194	175	8,706	9,680
End of period	179	194	8,245	8,706
Retirement Class
Shares sold	11	217	2,052	187
Shares issued due to reinvestment of distributions	2	1	57	4
Shares reacquired	(2)	(8)	(143)	(8)
Net increase/(decrease) in shares outstanding	11	210	1,966	183
Beginning of period	210	—	183	—
End of period	221	210	2,149	183
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)

11,260	25,652	814	1,205	316,347	579,725
5,838	11,133	39	249	393	474
(28,923)	(72,530)	(1,340)	(4,225)	(335,408)	(620,014)
(11,825)	(35,745)	(487)	(2,771)	(18,668)	(39,815)
205,330	241,075	11,483	14,254	136,966	176,781
193,505	205,330	10,996	11,483	118,298	136,966

453	563	14	45	1,613	2,642
92	203	—	6	4	5
(944)	(2,429)	(110)	(135)	(2,531)	(2,108)
(399)	(1,663)	(96)	(84)	(914)	539
3,187	4,850	263	347	2,266	1,727
2,788	3,187	167	263	1,352	2,266

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Six-Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
Harbor Real Return Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$ 320
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(509,527)
Proceeds from sales of long-term securities	512,036
Proceeds from short-term portfolio investments, net	2,129
Decrease in receivable for investments sold	7,693
Decrease in foreign spot contracts receivable	7
Decrease in interest receivable	101
Increase in variation margin on options and futures contracts	(2)
Decrease in variation margin on swap agreements	26
Decrease in options sold	3
Decrease in prepaid registration fees	3
Increase in prepaid fund insurance	(1)
Increase in other assets	(34)
Decrease in payable for investments purchased	(8,189)
Decrease in premiums from written options not settled through variation margin	(181)
Increase in swap premiums received	32
Decrease in management fees payable	(3)
Increase in other liabilities	8
Net change in unrealized appreciation/(depreciation) on investments	2,233
Net change in unrealized appreciation/(depreciation) on forwards	318
Net change in unrealized appreciation/(depreciation) on OTC swaps	(734)
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(194)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	85
Net realized loss on investments	47
Net realized loss on purchased options not settled through variation margin	7
Net amortization and earned inflation component ..	382
Net cash provided by operating activities	6,566
Cash flows used for financing activities:
Proceeds from shares sold	7,672
Payment on shares redeemed	(13,489)
Cash dividends paid	(12)
Decrease in sale-buyback financing transactions	(906)
Increase in due to broker and cash restricted	204
Net cash used for financing activities	(6,531)
Net Increase in Cash and foreign currency	35
Cash and foreign Currency
Beginning of period	$ 266
End of period	301
Reinvestment of dividends	$ 359
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 115
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 10.53	$ 10.63	$ 11.20	$ 10.95	$ 10.01	$ 9.49
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.12 [e]	0.15 [e]	0.19	0.20	0.24
Net realized and unrealized gains/(losses) on investments	0.45	0.19	(0.08)	0.38	0.96	0.52
Total from investment operations	0.51	0.31	0.07	0.57	1.16	0.76
Less Distributions
Dividends from net investment income	(0.10)	(0.22)	(0.22)	(0.21)	(0.22)	(0.24)
Distributions from net realized capital gains[1]	—	(0.19)	(0.42)	(0.11)	—	—
Total distributions	(0.10)	(0.41)	(0.64)	(0.32)	(0.22)	(0.24)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.94	10.53	10.63	11.20	10.95	10.01
Net assets end of period (000s)	$312,955	$421,671	$373,421	$353,370	$267,251	$113,898
Ratios and Supplemental Data (%)
Total return[b]	4.90% [c]	3.12%	0.72%	5.23%	11.80%	8.18%
Ratio of total expenses to average net assets[2]	0.78 [d]	0.77	0.75	0.74	0.79	0.84
Ratio of net expenses to average net assets[a]	0.76 [d]	0.76	0.75	0.74	0.79	0.83
Ratio of net investment income to average net assets[a]	1.20 [d]	1.15	1.37	1.58	1.82	2.48
Portfolio turnover	48 [c]	102	81	54	45	40

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 10.52	$ 10.61	$ 11.18	$ 10.94	$ 10.00	$ 9.48
Income from Investment Operations
Net investment income/(loss)[a]	0.04 [e]	0.08 [e]	0.11 [e]	0.11	0.16	0.20
Net realized and unrealized gains/(losses) on investments	0.44	0.20	(0.08)	0.40	0.97	0.53
Total from investment operations	0.48	0.28	0.03	0.51	1.13	0.73
Less Distributions
Dividends from net investment income	(0.08)	(0.18)	(0.18)	(0.16)	(0.19)	(0.21)
Distributions from net realized capital gains[1]	—	(0.19)	(0.42)	(0.11)	—	—
Total distributions	(0.08)	(0.37)	(0.60)	(0.27)	(0.19)	(0.21)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.92	10.52	10.61	11.18	10.94	10.00
Net assets end of period (000s)	$ 1,953	$ 2,039	$ 1,861	$ 1,941	$ 2,452	$ 2,015
Ratios and Supplemental Data (%)
Total return[b]	4.62% [c]	2.85%	0.35%	4.76%	11.41%	7.83%
Ratio of total expenses to average net assets[2]	1.15 [d]	1.14	1.12	1.11	1.16	1.21
Ratio of net expenses to average net assets[a]	1.13 [d]	1.13	1.12	1.11	1.16	1.20
Ratio of net investment income to average net assets[a]	0.83 [d]	0.77	1.00	1.24	1.49	2.07
Portfolio turnover	48 [c]	102	81	54	45	40
See page 81 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$10.53	$10.62	$11.19	$10.94	$10.00	$ 9.48

0.05 [e]	0.09 [e]	0.12 [e]	0.13	0.16	0.22
0.44	0.20	(0.08)	0.41	0.98	0.52
0.49	0.29	0.04	0.54	1.14	0.74

(0.09)	(0.19)	(0.19)	(0.18)	(0.20)	(0.22)
—	(0.19)	(0.42)	(0.11)	—	—
(0.09)	(0.38)	(0.61)	(0.29)	(0.20)	(0.22)
— *	— *	— *	— *	— *	— *
10.93	10.53	10.62	11.19	10.94	10.00
$ 456	$ 392	$ 376	$ 306	$ 427	$ 310

4.68% [c]	2.96%	0.47%	4.97%	11.55%	7.93%
1.03 [d]	1.02	1.00	0.99	1.04	1.09
1.01 [d]	1.01	1.00	0.99	1.04	1.08
0.95 [d]	0.90	1.11	1.35	1.61	2.24
48 [c]	102	81	54	45	40

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[f]
		(Unaudited)
$10.53	$9.78

0.07 [e]	0.08 [e]
0.45	0.75
0.52	0.83

(0.11)	(0.08)
—	—
(0.11)	(0.08)
— *	—
10.94	10.53
$2,416	$2,215

4.93% [c]	8.51% [c]
0.73 [d]	0.73 [d]
0.70 [d]	0.72 [d]
1.26 [d]	1.13 [d]
48 [c]	102 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 9.99	$ 10.00	$ 10.85	$ 11.19	$ 11.15	$ 10.86
Income from Investment Operations
Net investment income/(loss)[a]	0.28 [e]	0.53 [e]	0.57 [e]	0.60	0.64	0.65
Net realized and unrealized gains/(losses) on investments	0.21	(0.02)	(0.66)	(0.05)	0.06	0.40
Total from investment operations	0.49	0.51	(0.09)	0.55	0.70	1.05
Less Distributions
Dividends from net investment income	(0.29)	(0.52)	(0.54)	(0.62)	(0.64)	(0.64)
Distributions from net realized capital gains[1]	—	—	(0.22)	(0.27)	(0.02)	(0.12)
Total distributions	(0.29)	(0.52)	(0.76)	(0.89)	(0.66)	(0.76)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.19	9.99	10.00	10.85	11.19	11.15
Net assets end of period (000s)	$1,655,631	$1,817,902	$1,460,808	$1,707,788	$1,880,044	$2,172,751
Ratios and Supplemental Data (%)
Total return[b]	5.02% [c]	5.46%	(0.79)%	5.10%	6.55%	10.18%
Ratio of total expenses to average net assets[2]	0.72 [d]	0.70	0.69	0.68	0.68	0.68
Ratio of net expenses to average net assets[a]	0.67 [d]	0.66	0.65	0.64	0.64	0.64
Ratio of net investment income to average net assets[a]	5.52 [d]	5.43	5.51	5.43	5.56	6.06
Portfolio turnover	27 [c]	58	49	48	57	32

	Investor Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 10.01	$ 10.02	$ 10.87	$ 11.21	$ 11.16	$ 10.87
Income from Investment Operations
Net investment income/(loss)[a]	0.26 [e]	0.49 [e]	0.53 [e]	0.59	0.66	0.61
Net realized and unrealized gains/(losses) on investments	0.22	(0.02)	(0.66)	(0.08)	0.01	0.40
Total from investment operations	0.48	0.47	(0.13)	0.51	0.67	1.01
Less Distributions
Dividends from net investment income	(0.28)	(0.48)	(0.50)	(0.58)	(0.60)	(0.60)
Distributions from net realized capital gains[1]	—	—	(0.22)	(0.27)	(0.02)	(0.12)
Total distributions	(0.28)	(0.48)	(0.72)	(0.85)	(0.62)	(0.72)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	10.21	10.01	10.02	10.87	11.21	11.16
Net assets end of period (000s)	$ 84,204	$ 87,155	$ 96,957	$ 100,194	$ 114,564	$ 154,604
Ratios and Supplemental Data (%)
Total return[b]	4.82% [c]	5.02%	(1.15)%	4.70%	6.22%	9.77%
Ratio of total expenses to average net assets[2]	1.09 [d]	1.07	1.06	1.05	1.05	1.05
Ratio of net expenses to average net assets[a]	1.04 [d]	1.03	1.02	1.01	1.01	1.01
Ratio of net investment income to average net assets[a]	5.15 [d]	5.09	5.14	5.06	5.19	5.71
Portfolio turnover	27 [c]	58	49	48	57	32
See page 81 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$10.01	$10.02	$10.87	$11.21	$11.16	$10.87

0.26 [e]	0.51 [e]	0.55 [e]	0.60	0.70	0.62
0.22	(0.02)	(0.67)	(0.08)	(0.02)	0.40
0.48	0.49	(0.12)	0.52	0.68	1.02

(0.28)	(0.50)	(0.51)	(0.59)	(0.61)	(0.61)
—	—	(0.22)	(0.27)	(0.02)	(0.12)
(0.28)	(0.50)	(0.73)	(0.86)	(0.63)	(0.73)
— *	— *	— *	— *	— *	— *
10.21	10.01	10.02	10.87	11.21	11.16
$4,637	$4,631	$4,314	$4,773	$5,519	$9,571

4.88% [c]	5.18%	(1.03)%	4.82%	6.33%	9.90%
0.97 [d]	0.95	0.94	0.93	0.93	0.93
0.92 [d]	0.91	0.90	0.89	0.89	0.89
5.27 [d]	5.20	5.26	5.18	5.32	5.81
27 [c]	58	49	48	57	32

Retirement Class
6-Month Period Ended April 30, 2017	Year Ended October 31, 2016[f]
		(Unaudited)
$ 10.00	$9.40

0.28 [e]	0.36 [e]
0.22	0.61
0.50	0.97

(0.30)	(0.37)
—	—
(0.30)	(0.37)
— *	— *
10.20	10.00
$21,928	$1,828

5.05% [c]	10.49% [c]
0.66 [d]	0.66 [d]
0.62 [d]	0.61 [d]
5.55 [d]	5.38 [d]
27 [c]	58 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 11.88	$ 11.92	$ 12.28	$ 12.22	$ 13.03	$ 12.20
Income from Investment Operations
Net investment income/(loss)[a]	0.19 [e]	0.37 [e]	0.34 [e]	0.25	0.30	0.36
Net realized and unrealized gains/(losses) on investments	(0.15)	0.16	(0.18)	0.16	(0.30)	0.76
Total from investment operations	0.04	0.53	0.16	0.41	— *	1.12
Less Distributions
Dividends from net investment income	(0.18)	(0.48)	(0.41)	(0.35)	(0.30)	(0.27)
Distributions from net realized capital gains[1]	(0.17)	(0.09)	(0.11)	—	(0.51)	(0.02)
Total distributions	(0.35)	(0.57)	(0.52)	(0.35)	(0.81)	(0.29)
Proceeds from redemption fees	—	—	—	—	—	— *
Net asset value end of period	11.57	11.88	11.92	12.28	12.22	13.03
Net assets end of period (000s)	$2,239,739	$2,438,815	$2,874,705	$4,125,889	$6,626,361	$7,748,277
Ratios and Supplemental Data (%)
Total return[b]	0.37% [c]	4.70%	1.32%	3.40%	(0.05)%	9.34%
Ratio of total expenses to average net assets[2]	0.62 [d]	0.60	0.58	0.56	0.56	0.57
Ratio of net expenses to average net assets[a]	0.54 [d]	0.53	0.52	0.54	0.53	0.54
Ratio of net expenses excluding interest expense to average net assets[a]	0.51 [d]	0.51	0.52	0.54	0.53	0.54
Ratio of net investment income to average net assets[a]	3.33 [d]	3.16	2.80	1.90	2.36	2.88
Portfolio turnover	287 [c]	592	586	439	446	473

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 9.48	$ 9.15	$ 10.18	$ 10.41	$ 11.54	$ 11.38
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.15 [e]	0.10 [e]	0.40	0.10	0.14
Net realized and unrealized gains/(losses) on investments	(0.08)	0.35	(0.43)	(0.20)	(0.84)	0.84
Total from investment operations	0.04	0.50	(0.33)	0.20	(0.74)	0.98
Less Distributions
Dividends from net investment income	(0.03)	(0.17)	(0.70)	(0.03)	(0.18)	(0.26)
Distributions from net realized capital gains[1]	—	—	—	(0.40)	(0.21)	(0.56)
Total distributions	(0.03)	(0.17)	(0.70)	(0.43)	(0.39)	(0.82)
Net asset value end of period	9.49	9.48	9.15	10.18	10.41	11.54
Net assets end of period (000s)	$ 104,315	$ 108,890	$ 130,467	$ 169,969	$ 404,689	$ 507,576
Ratios and Supplemental Data (%)
Total return[b]	0.47% [c]	5.55%	(3.32)%	2.07%	(6.67)%	9.19%
Ratio of total expenses to average net assets[2]	0.91 [d]	0.87	0.77	0.63	0.61	0.62
Ratio of net expenses to average net assets[a]	0.76 [d]	0.73	0.68	0.62	0.61	0.62
Ratio of net expenses excluding interest expense to average net assets[a]	0.54 [d]	0.55	0.58	0.60	0.59	0.59
Ratio of net investment income to average net assets[a]	2.60 [d]	1.63	1.06	1.91	0.92	1.43
Portfolio turnover	393 [c]	611	531	427	285	287
See page 81 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 11.89	$ 11.93	$ 12.28	$ 12.23	$ 13.03	$ 12.20

0.18 [e]	0.34 [e]	0.30 [e]	0.22	0.27	0.34
(0.15)	0.16	(0.16)	0.15	(0.29)	0.75
0.03	0.50	0.14	0.37	(0.02)	1.09

(0.16)	(0.45)	(0.38)	(0.32)	(0.27)	(0.24)
(0.17)	(0.09)	(0.11)	—	(0.51)	(0.02)
(0.33)	(0.54)	(0.49)	(0.32)	(0.78)	(0.26)
—	—	—	—	—	—
11.59	11.89	11.93	12.28	12.23	13.03
$32,299	$37,887	$57,874	$102,591	$138,575	$165,468

0.33% [c]	4.42%	1.13%	3.05%	(0.23)%	9.06%
0.87 [d]	0.85	0.83	0.81	0.81	0.82
0.79 [d]	0.78	0.77	0.79	0.78	0.79
0.76 [d]	0.76	0.77	0.79	0.78	0.79
3.07 [d]	2.89	2.47	1.66	2.11	2.64
287 [c]	592	586	439	446	473

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 9.46	$ 9.15	$ 10.17	$ 10.41	$ 11.55	$ 11.40

0.11 [e]	0.13 [e]	0.08 [e]	0.21	0.06	0.10
(0.09)	0.34	(0.42)	(0.03)	(0.84)	0.85
0.02	0.47	(0.34)	0.18	(0.78)	0.95

— *	(0.16)	(0.68)	(0.02)	(0.15)	(0.24)
—	—	—	(0.40)	(0.21)	(0.56)
— *	(0.16)	(0.68)	(0.42)	(0.36)	(0.80)
9.48	9.46	9.15	10.17	10.41	11.55
$ 1,580	$ 2,492	$ 3,174	$ 3,481	$ 3,542	$ 4,968

0.26% [c]	5.26%	(3.47)%	1.81%	(6.94)%	8.88%
1.16 [d]	1.12	1.02	0.88	0.86	0.87
1.01 [d]	0.98	0.93	0.87	0.86	0.87
0.79 [d]	0.80	0.83	0.85	0.84	0.84
2.30 [d]	1.38	0.90	2.08	0.69	1.18
393 [c]	611	531	427	285	287

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	— *,e	— *,e	— *,e	— *	— *	— *
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—	—
Total from investment operations	— *	— *	— *	— *	— *	— *
Less Distributions
Dividends from net investment income	— *	— *	— *	— *	— *	— *
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	— *	— *	— *	— *	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$118,298	$136,986	$176,781	$157,801	$137,042	$133,308
Ratios and Supplemental Data (%)
Total return[b]	0.26% [c]	0.30%	0.08%	0.06%	0.09%	0.08%
Ratio of total expenses to average net assets[2]	0.34 [d]	0.36	0.32	0.30	0.31	0.33
Ratio of net expenses to average net assets[a]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a]	0.49 [d]	0.27	0.08	0.06	0.09	0.08

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012
(Unaudited)
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$1.00	$1.00

— *,e	— *,e	— *,e	— *	— *	— *
—	—	—	—	—	—
— *	— *	— *	— *	— *	— *

— *	— *	— *	— *	— *	— *
—	—	—	—	—	—
— *	— *	— *	— *	— *	— *
1.00	1.00	1.00	1.00	1.00	1.00
$1,352	$2,267	$1,727	$2,177	$ 376	$ 331

0.26% [c]	0.30%	0.08%	0.06%	0.09%	0.08%
0.59 [d]	0.61	0.57	0.55	0.56	0.58
—	—	—	—	—	—
0.47 [d]	0.28	0.07	0.06	0.09	0.08

Harbor Fixed Income Funds
Notes to Financial Statements—April 30, 2017 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Harbor Funds’ valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions,

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and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants.

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In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.

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Harbor High-Yield Bond Fund entered into unfunded loan commitments during the period, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of April 30, 2017, Harbor High-Yield Bond Fund did not have unfunded loan commitments outstanding
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

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Forward Commitments and When-Issued Securities
During the period, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

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Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, each Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the six-month period ended April 30, 2017 was $78,427,000 at a weighted average interest rate of 0.777% for the Harbor Bond Fund and $28,554,000 at a weighted average interest rate of 0.811% for the Harbor Real Return Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found within each Fund’s Portfolio of Investments schedule.
Short Sales
During the period, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the

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Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements

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of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2017 for Harbor Bond Fund and Harbor Real Return Fund was $3,600,000 and $1,600,000.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the six-month period, Harbor Bond Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities. When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with the Funds' custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Funds generates credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month period ended April 30, 2017, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements, which are categorized as sale-buyback financing

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
Investment Company Reporting Modernization
In October 2016, the SEC released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2017 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$ —	$189,112	$ —	$310,994
Harbor High-Yield Bond Fund	7,499	472,495	—	660,337
Harbor Bond Fund	8,485,058	399,520	9,198,357	405,106
Harbor Real Return Fund	500,879	8,648	497,295	14,741
Written Options
Transactions in written options for the six-month period ended April 30, 2017 are summarized as follows:
HARBOR BOND FUND
	Currency Options		Swap/Inflation Linked Options		U.S. Government Obligation Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	166,900,000	$ 1,978	484,000,000	$5,018	32,000,000	$ 67
Options opened	218,800,000	2,096	—	—	197,700,000	840
Options closed	—	—	(81,400,000)	(580)	—	—
Options exercised	(72,300,000)	(742)	—	—	(51,000,000)	(273)
Options expired	(222,700,000)	(1,978)	(196,400,000)	(851)	(137,700,000)	(463)
Open at 04/30/2017	90,700,000	$ 1,354	206,200,000	$3,587	41,000,000	$ 171

	U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	347	$ 97
Options opened	2,183	569
Options closed	—	—
Options exercised	(1,190)	(344)
Options expired	(1,340)	(322)
Open at 04/30/2017	—	$ —

*	Options in this category require periodic settlement of variation margin.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
HARBOR REAL RETURN FUND
	British Pound Futures*		Currency Options		Eurodollar Futures*
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	169	$ 4	2,535,000	$ 23	—	$—
Options opened	—	—	2,064,700	14	28	5
Options closed	—	—	(731,000)	(5)	—	—
Options exercised	(134)	(3)	(878,000)	(9)	(28)	(5)
Options expired	—	—	(2,607,000)	(21)	—	—
Open at 04/30/2017	35	$ 1	383,700	$ 2	—	$—

	Swap/Inflation Linked Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	29,150,000	$ 399	14	$ 4
Options opened	20,200,000	146	118	77
Options closed	(16,700,000)	(264)	(73)	(45)
Options exercised	(6,200,000)	(37)	(14)	(4)
Options expired	(5,250,000)	(33)	—	—
Open at 04/30/2017	21,200,000	$ 211	45	$ 32

*	Options in this category require periodic settlement of variation margin.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65% [a]	0.64%
Harbor High-Yield Bond Fund	0.60 [b]	0.56%
Harbor Bond Fund	0.48 [c]	0.45%
Harbor Real Return Fund	0.48	0.48%
Harbor Money Market Fund	0.20 [d]	0.18%

a	Effective March 1, 2017 the Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2018.
b	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2018.
c	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 28, 2018.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2018.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
•	Harbor Bond Fund. For the period November 1, 2016 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Real Return Fund. For the period November 1, 2016 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Money Market Fund. For the period November 1, 2016 through April 30, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2018. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of Harbor Money Market Fund resulting in actual expense ratios for the six-month period ended April 30, 2017 to 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional shares
Administrative Class	0.09% of the average daily net assets of all Administrative shares
Investor Class	0.21% of the average daily net assets of all Investor shares
Retirement Class	0.01% of the average daily net assets of all Retirement shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares, 0.20% for the Investor Class shares, and 0.03% for the Retirement Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On April 30, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Convertible Securities Fund	—	29,830	29,641	149,207	208,678	0.7%
Harbor High-Yield Bond Fund	—	—	—	71,642	71,642	0.0
Harbor Bond Fund	40,185	—	N/A	N/A	40,185	0.0
Harbor Real Return Fund	12,232	—	N/A	N/A	12,232	0.1
Harbor Money Market Fund	39,390,969	25,321	N/A	N/A	39,416,290	33.0
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $66,000 for the six-month period ended April 30, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2017 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 1
Harbor High-Yield Bond Fund	11
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund*	$ 303,853	$15,428	$ (3,353)	$12,075
Harbor High-Yield Bond Fund*	1,684,723	72,374	(10,246)	62,128
Harbor Bond Fund	3,100,281	59,136	(36,981)	22,155
Harbor Real Return Fund*	140,386	1,806	(1,438)	368
Harbor Money Market Fund	144,518	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the six-month period ended April 30, 2017, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At April 30, 2017, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 5,451	$ —	$ 5,451
Unrealized appreciation on OTC swap agreements[b]	—	—	417	417
Variation margin on centrally cleared swap agreements[a,b]	19,985	—	358	20,343
Variation margin on options and futures contracts (futures)[a]	11,975	—	—	11,975
Variation margin on options and futures contracts (options)[a]	12	—	—	12
Purchased options, at value	1,156	—	—	1,156
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(6,607)	—	$ (6,607)
Unrealized depreciation on OTC swap agreements[b]	—	—	—	—
Variation margin on centrally cleared swap agreements[a,b]	(4,233)	—	(1)	(4,234)
Variation margin on options and futures contracts (futures)[a]	(7,261)	—	—	(7,261)
Written options, at value	(750)	(859)	—	(1,609)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 122	—	$ 122
Unrealized appreciation on OTC swap agreements[b]	98	—	61	159
Variation margin on centrally cleared swap agreements[a,b]	528	—	—	528
Variation margin on options and futures contracts (futures)[a]	126	—	—	126
Purchased options, at value	207	—	—	207
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(124)	—	$(124)
Unrealized depreciation on OTC swap agreements[b]	(321)	—	—	(321)
Variation margin on centrally cleared swap agreements[a,b]	(232)	—	(21)	(253)
Variation margin on options and futures contracts (futures)[a]	(136)	—	—	(136)
Written options, at value	(85)	(2)	(6)	(93)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $446,000 and $67,000 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the six-month period ended April 30, 2017, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$10,595	$ —	$ 10,595
Futures contracts	(17,752)	—	—	(17,752)
Purchased options	(1,361)	—	—	(1,361)
Written options	2,062	1,977	—	4,039
Swaps agreements	(19,490)	—	4,312	(15,178)
Net realized gain/(loss) on derivatives	$(36,541)	$12,572	$4,312	$(19,657)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(6,123)	$ —	$ (6,123)
Futures contracts	10,171	—	—	10,171
Purchased options	912	—	—	912
Written options	(1,119)	(90)	—	(1,209)
Swaps agreements	63,447	—	(407)	63,040
Change in unrealized appreciation/(depreciation) on derivatives	$73,411	$(6,213)	$(407)	$66,791
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$857	$ —	$ 857
Futures contracts	(43)	—	—	(43)
Purchased options	(7)	—	—	(7)
Written options[a]	(41)	—	—	(41)
Swaps agreements	(416)	—	(133)	(549)
Net realized gain/(loss) on derivatives	$(507)	$857	$(133)	$ 217

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(318)	$—	$ (318)
Futures contracts	(73)	—	—	(73)
Purchased options	206	—	—	206
Written options	(88)	—	—	(88)
Swaps agreements	1,219	—	51	1,270
Change in unrealized appreciation/(depreciation) on derivatives	$1,264	$(318)	$ 51	$ 997

a	Net of currency gain of $5 for Harbor Real Return Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due to counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the six-month period ended April 30, 2017, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of April 30, 2017, each Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2017, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2017, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2017:
HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Credit Suisse	$15,100	$—	$ —	$(24,363)	$ (9,263)	$(15,100)	$(24,363)
State Street Corp.	14,844	—	—	—	14,844	(14,844)	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(61,200)	—	(61,200)	918	(60,282)
Total Borrowings and Other Financing Transactions	$29,944	$—	$(61,200)	$(24,363)
HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
State Street Corp.	$738	$—	$ —	$—	$ 738	$(738)	$ —

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	$ —	$—	$ (5,152)	$—	$ (5,152)	$ —	$ (5,152)
BNP Paribas NY	—	—	(29,516)	—	(29,516)	—	(29,516)
Total Borrowings and Other Financing Transactions	$738	$—	$(34,668)	$—
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2017.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
BNP Paribas SA	$1,199	$ —	$134	$1,333	$ (682)	$ —	$—	$ (682)	$ 651	$ —	$ 651
Citibank NA	1,935	—	—	1,935	(4)	—	—	(4)	1,931	—	1,931
Credit Suisse International	18	—	—	18	(1,525)	(294)	—	(1,819)	(1,801)	1,801	—
Deutsche Bank AG	130	—	—	130	(1,185)	—	—	(1,185)	(1,055)	1,055	—
Goldman Sachs Bank USA	781	461	—	1,242	(1,478)	(573)	—	(2,051)	(809)	642	(167)
Goldman Sachs International	—	—	38	38	—	—	—	—	38	—	38
HSBC Bank USA	302	—	—	302	—	—	—	—	302	—	302
HSBC Bank USA NA	—	—	33	33	—	(154)	—	(154)	(121)	—	(121)
JP Morgan Chase Bank	532	—	—	532	(1,353)	—	—	(1,353)	(821)	—	(821)
JP Morgan Chase Bank NA	65	—	212	277	(236)	(142)	—	(378)	(101)	101	—
Morgan Stanley Capital Services LLC	—	666	—	666	—	(446)	—	(446)	220	—	220
Société Générale	113	—	—	113	(37)	—	—	(37)	76	—	76
Société Générale Paris	—	—	—	—	—	—	—	—	—	—	—
UBS AG	376	—	—	376	(107)	—	—	(107)	269	—	269
Total Over-the-Counter Exposure	$5,451	$1,127	$417	$6,995	$(6,607)	$(1,609)	$—	$(8,216)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ —	$ —	$ 3	$ 3	$ —	$ (3)	$ —	$ (3)	$ —	$—	$ —
BNP Paribas SA	29	—	13	42	—	—	—	—	42	—	42
Citibank NA	15	—	—	15	(14)	(2)	(6)	(22)	(7)	—	(7)
Credit Suisse International	27	—	19	46	(11)	(1)	—	(12)	34	—	34
Deutsche Bank AG	2	111	6	119	(3)	(2)	(149)	(154)	(35)	—	(35)
Goldman Sachs Bank USA	22	—	84	106	(68)	(8)	(58)	(134)	(28)	—	(28)
Goldman Sachs International	—	—	7	7	—	—	—	—	7	—	7
HSBC Bank USA	14	—	—	14	(2)	—	—	(2)	12	—	12
HSBC Bank USA NA	—	—	12	12	—	—	—	—	12	—	12

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
JP Morgan Chase Bank NA	$ 10	$ —	$ 15	$ 25	$ (21)	$(13)	$ —	$ (34)	$ (9)	$—	$ (9)
Morgan Stanley Capital Services LLC	—	96	—	96	—	—	(108)	(108)	(12)	—	(12)
Royal Bank of Scotland plc	—	—	—	—	—	(16)	—	(16)	(16)	16	—
Société Générale	3	—	—	3	—	—	—	—	3	—	3
UBS AG	—	—	—	—	(5)	—	—	(5)	(5)	—	(5)
Total Over-the-Counter Exposure	$122	$207	$159	$488	$(124)	$(45)	$(321)	$(490)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Convertible Securities Fund
Institutional Class	0.76%
Actual		$3.86	$1,000	$1,049.00
Hypothetical (5% return)		3.81	1,000	1,020.93
Administrative Class	1.01%
Actual		$5.13	$1,000	$1,046.80
Hypothetical (5% return)		5.06	1,000	1,019.66
Investor Class	1.13%
Actual		$5.73	$1,000	$1,046.20
Hypothetical (5% return)		5.66	1,000	1,019.05
Retirement Class	0.70%
Actual		$3.56	$1,000	$1,049.30
Hypothetical (5% return)		3.51	1,000	1,021.24

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor High-Yield Bond Fund
Institutional Class	0.67%
Actual		$3.40	$1,000	$1,050.20
Hypothetical (5% return)		3.36	1,000	1,021.39
Administrative Class	0.92%
Actual		$4.67	$1,000	$1,048.80
Hypothetical (5% return)		4.61	1,000	1,020.12
Investor Class	1.04%
Actual		$5.28	$1,000	$1,048.20
Hypothetical (5% return)		5.21	1,000	1,019.51
Retirement Class	0.62%
Actual		$3.15	$1,000	$1,050.50
Hypothetical (5% return)		3.11	1,000	1,021.64
Harbor Bond Fund
Institutional Class	0.51%
Actual		$2.53	$1,000	$1,003.70
Hypothetical (5% return)		2.56	1,000	1,022.20
Administrative Class	0.76%
Actual		$3.78	$1,000	$1,003.30
Hypothetical (5% return)		3.81	1,000	1,020.93
Harbor Real Return Fund
Institutional Class	0.54%
Actual		$2.69	$1,000	$1,004.70
Hypothetical (5% return)		2.71	1,000	1,022.05
Administrative Class	0.79%
Actual		$3.93	$1,000	$1,002.60
Hypothetical (5% return)		3.96	1,000	1,020.78
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,002.60
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,002.60
Hypothetical (5% return)		0.00	1,000	1,024.79

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 12, 13, and 14, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s Subadviser (each, a “Subadviser”), with respect to Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board , including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	the fees charged by the Adviser for investment advisory services, including, in each case, the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the advisory and related services, including investment, business, legal, compliance, financial and administrative services, that the Adviser provides;
•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and the Adviser’s efforts to address circumstances of underperformance where applicable;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	information contained in materials provided by the Adviser and compiled by Broadridge, as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar, Inc. (“Morningstar”) as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:
•	the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser providing services to the Funds;
•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;
•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds;
•	information received at regular meetings throughout the year related to Fund performance and services rendered by each Subadviser, and research arrangements with brokers who execute transactions on behalf of each Subadviser;

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	information contained in materials provided by the Adviser and compiled by Broadridge as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received presentations at the Meeting by investment professionals from the Subadvisers for Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor Money Market Fund at a meeting of the Board of Trustees held in 2016. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class Investor Class, and Retirement Class comparative performance, fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Convertible Securities Fund. The Trustees considered Harbor Convertible Securities Fund (inception date May 1, 2011), noting its underperformance relative to its Broadridge group and universe medians for the one-, three-, four- and five-year periods ended December 31, 2016 and its outperformance relative to its Broadridge group and universe medians for two-year period ended December 31, 2016. The Fund’s one-, three- and five-year rolling returns as of December 31, 2016 ranked in the

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
fourth, third and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America (“BofA”) Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-year, three-year, five-year, and since inception periods ended December 31, 2016. The Trustees noted that the shorter time period since the Fund’s inception did not support any significant conclusion about the performance of Shenkman Capital Management, Inc. (“Shenkman Capital”) in this strategy.
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $1.1 billion in assets in this asset class, out of a firm-wide total of $30.76 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, including the lead portfolio manager’s experience prior to joining Shenkman Capital.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $450 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the group median but below the universe median. The Trustees also considered the Adviser’s proposal to add a voluntary advisory fee waiver for the Fund until at least February 28, 2018. It was noted that this waiver would have both an immediate fee reduction effect, and, as the Fund grows, a future continuing one. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor High-Yield Bond Fund. The Trustees considered Harbor High-Yield Bond Fund (inception date December 1, 2002), noting the Fund’s underperformance relative to its Broadridge group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2016. The Fund’s one-, three- and five-year rolling returns as of December 31, 2016 ranked in the third, third and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmarks, the BofA Merrill Lynch U.S. High Yield Index and the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, for the one-, three-, five- and ten-year periods ended December 31, 2016. The Trustees considered that the Fund’s subadviser, Shenkman Capital, utilizes a more conservative high yield bond investment strategy that often underperforms in periods when high yield bonds are generally performing well.
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $9.49 billion in assets in this asset class, out of a firm-wide total of $30.76 billion in assets under management. The Trustees also noted the significant experience of the Fund’s portfolio managers in this asset class, one of whom is the founder of the firm.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.925 billion, showed the Fund’s management fee was at the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.
Harbor Bond Fund. The Trustees considered Harbor Bond Fund (inception date December 29, 1987), noting the Fund’s underperformance relative to its Broadridge group and universe medians for the one-, two-, three- and four-year periods ended December 31, 2016, its underperformance relative to its Broadridge universe median for the five-year period ended December 31, 2016, and its performance at the Broadridge group median for the five-year period ended December 31, 2016. The Fund’s one-, three- and five-year rolling returns as of December 31, 2016 ranked in the third, third and second quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, five- and ten-year periods ended December 31, 2016 while underperforming its benchmark index for the three--year period ended December 31, 2016.
The Trustees considered the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $160.5 billion in “total return” assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s co-portfolio managers each had significant experience in the bond markets.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.5 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below both the Broadridge group and universe medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Real Return Fund. The Trustees considered Harbor Real Return Fund (inception date December 1, 2005), noting the Fund’s outperformance relative to its Broadridge group medians for the one-, two- and five-year periods ended December 31, 2016. The Fund underperformed its Broadridge group medians for the three- and four-year periods ended December 31, 2016. The Fund outperformed its Broadridge universe medians for the one- and five-year periods ended December 31, 2016 and underperformed its universe medians for the two-, three- and four-year periods ended December 31, 2016. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2016 were ranked in the second quartile. The Trustees also considered the fact that the Fund underperformed its benchmark, the Bloomberg Barclays U.S. TIPS Index, for the three-, five- and ten-year periods ended December 31, 2016. The Fund outperformed its benchmark for the one-year period ended December 31, 2016.
The Trustees considered the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $45.38 billion in “real return” assets, out of a firm-wide total of approximately $1.47 trillion in assets under management. The Trustees also noted that the Fund’s portfolio managers had significant experience in the inflation protection/TIPS market.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Broadridge universe and group medians. The Trustees also considered that the Adviser proposed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.
Harbor Money Market Fund. The Trustees considered Harbor Money Market Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2016 were each ranked in the first quartile. The Trustees considered the Fund’s performance record relative to its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the one-, three-, five- and ten-year periods ended December 31, 2016.
The Trustees noted the fact that the Fund does not have asset levels comparable to many of its Broadridge peers, some of which are very large institutional-oriented money market funds. The Trustees also noted that the Fund had converted to a “government money market fund,” as defined in Rule 2a-7 under the 1940 Act, effective March 1, 2016.
The Trustees considered the expertise of Fischer Francis Trees & Watts, Inc. (“FFTW”) in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $3.92 billion of short duration assets, out of a firm-wide total of approximately $39.64 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class both with FFTW and at prior advisory firms.
The Trustees considered that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses that the Adviser proposed to continue until at least February 28, 2018. The Trustees noted that the Adviser’s profitability in operating the Fund was negative.
The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
The Trustees also considered the Adviser’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of the Adviser. The Trustees also noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or paid or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofAMerrill Lynch U.S. High Yield Index—The BofAMerrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Glossary—Continued

Financial Terms—Continued
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Glossary—Continued

Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Notes

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees, Advisory Board Members & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Joseph L. Dowling, III
Advisory Board Member
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer,
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.FI.0417

Semi-Annual Report
April 30, 2017
Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	HARAX	HARBX	HARCX
Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX
Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX
Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX
Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX
Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX
Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX
Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX
Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX
Harbor Target Retirement 2055 Fund	HATRX	HATAX	HATTX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds
Semi-Annual Report Overview (Unaudited)

The Funds’ first half of the fiscal year ended April 30, 2017. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Unannualized Total Return 6 Months Ended April 30, 2017
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	3.49%	3.38%	3.50%
Harbor Target Retirement 2015 Fund	4.20	4.30	4.20
Harbor Target Retirement 2020 Fund	5.51	5.63	5.52
Harbor Target Retirement 2025 Fund	6.48	6.39	6.39
Harbor Target Retirement 2030 Fund	7.52	7.40	7.40
Harbor Target Retirement 2035 Fund	8.57	8.58	8.58
Harbor Target Retirement 2040 Fund	9.61	9.61	9.61
Harbor Target Retirement 2045 Fund	10.70	10.70	10.70
Harbor Target Retirement 2050 Fund	11.71	11.82	11.70
Harbor Target Retirement 2055 Fund	12.21	12.21	12.21

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2017
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67%
MSCI EAFE (ND) (foreign stocks)	11.47
Russell 3000® (entire U.S. stock market)	13.83

HARBOR TARGET RETIREMENT FUND INDICES	Unannualized Total Return 6 Months Ended April 30, 2017
Composite Index Income	2.86%
Composite Index 2015	3.71
Composite Index 2020	5.19
Composite Index 2025	6.21
Composite Index 2030	7.20
Composite Index 2035	8.22
Composite Index 2040	9.24
Composite Index 2045	10.40
Composite Index 2050	11.56
Composite Index 2055	12.04
1

Harbor Target Retirement Funds
Semi-Annual Report Overview—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Period Ended April 30, 2017
EQUITY	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*,a
						Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	13.45%	19.97%	13.05%	9.04%	11.35%	N/A	N/A	12/29/1987	0.65% [d]	0.70%
Harbor Mid Cap Growth Fund	14.10	19.68	11.11	6.89	3.88	N/A	N/A	11/01/2000	0.87	0.87
Harbor Small Cap Growth Fund	17.04	23.67	13.21	8.42	8.45	N/A	N/A	11/01/2000	0.86	0.86
Harbor Large Cap Value Fund	15.44	21.79	15.24	7.19	10.07	N/A	N/A	12/29/1987	0.68 [e]	0.73
Harbor Mid Cap Value Fund	15.18	20.12	15.30	7.20	8.39	N/A	N/A	03/01/2002	0.86 [d]	0.87
Harbor Small Cap Value Fund	18.98	27.19	14.23	7.63	10.70	N/A	N/A	12/14/2001	0.87	0.87
Harbor International Fund	10.73	9.53	4.68	2.41	10.72	N/A	N/A	12/29/1987	0.79 [d]	0.80
Harbor Diversified International All Cap Fund	11.09	11.77	N/A	N/A	5.68	N/A	N/A	11/02/2015	0.85 [e]	1.23
Harbor International Growth Fund	9.30	13.07	5.44	1.46	3.57	N/A	N/A	11/01/1993	0.85 [e]	0.91
Harbor Global Leaders Fund	11.78	12.00	9.91	N/A	16.99	N/A	N/A	03/01/2009	0.90 [e]	1.05
FIXED INCOME
Harbor High-Yield Bond Fund	5.02%	10.41%	5.11%	5.84%	7.18%	N/A	N/A	12/01/2002	0.67% [d,e]	0.71%
Harbor Bond Fund	0.37	2.90	2.83	5.31	7.12	N/A	N/A	12/29/1987	0.53 [e]	0.61
Harbor Real Return Fund	0.47	2.85	0.46	4.13	4.00	N/A	N/A	12/01/2005	0.72 [e]	0.88
SHORT-TERM
Harbor Money Market Fund	0.26%	0.44%	0.17%	0.71%	3.25%	0.73%	0.39%	12/29/1987	0.28% [d,e]	0.37%

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period
c	Does not reflect reimbursements or waivers currently in effect
d	Reflects a contractual management fee waiver effective through February 28, 2018
e	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
2

Harbor Target Retirement Funds
Semi-Annual Report Overview—Continued

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF April 30, 2017
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	12%	11%	10%	8%	7%	6%	5%	4%	3%	3%
Harbor Mid Cap Growth Fund	6	6	5	5	4	3	3	2	2	1
Harbor Small Cap Growth Fund	5	5	5	4	4	3	3	2	2	1
Harbor Large Cap Value Fund	14	13	11	10	9	7	6	5	4	3
Harbor Mid Cap Value Fund	9	9	7	7	6	5	4	3	2	2
Harbor Small Cap Value Fund	7	6	6	5	4	4	3	3	2	1
Harbor International Fund	12	11	10	9	7	6	5	5	3	3
Harbor Diversified International All Cap Fund	11	11	10	9	7	6	5	4	3	2
Harbor International Growth Fund	12	11	10	9	8	6	5	5	3	3
Harbor Global Leaders Fund	5	5	4	3	3	3	2	2	1	1
Total Equity	93	88	78	69	59	49	41	35	25	20
Fixed Income
Harbor High-Yield Bond Fund	3%	5%	9%	12%	16%	19%	20%	17%	14%	13%
Harbor Bond Fund	4	7	12	17	21	25	29	32	37	39
Harbor Real Return Fund	0	0	1	2	4	7	10	12	15	18
Total Fixed Income	7	12	22	31	41	51	59	61	66	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	4%	9%	10%
Total Short-Term	0	0	0	0	0	0	0	4	9	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
3

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4

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
The Harbor Target Retirement Funds invest in a diversified portfolio of Harbor equity and fixed income funds. In the fiscal first half of 2017, most equity funds had double digit gains while most fixed income funds had single digit or modest returns leading to double digit or single digit returns depending on the target date of the Harbor Target Retirement Funds.
The U.S. elections brought the hope of increased infrastructure spending, possibly lower tax rates and reduced regulation, sparking investor optimism world-wide. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 13.83% for the fiscal six months.
Strong European equity returns led international equities while Japanese equity returns lagged. Emerging markets had a strong single digit return as improved economic growth, increasing earnings expectations and strengthening currencies contributed to the solid fiscal first half results. The MSCI All Country World Ex U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 10.37%.
In December 2016, encouraging economic data led the U.S. Federal Reserve (Fed) to raise the federal funds rate, the first increase since December 2015 and the second increase since the financial crisis of 2008. The Fed raised the rate again in March 2017 amid continuing favorable economic news.
Domestic long-term fixed income markets generally delivered slightly negative returns in the fiscal first half of 2017. The Bloomberg Barclays U.S. Aggregate Bond Index (an index of U.S. investment grade bonds) declined by -0.67%.
In contrast to the investment grade market, the high-yield market performed well over the first six months of fiscal 2017. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index had a return of 4.86%.
Comments by the portfolio managers of the Harbor Target Retirement Funds can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended April 30, 2017
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	13.83%	18.58%	13.57%	7.23%	9.76%
S&P 500 (large cap stocks)	13.32	17.92	13.68	7.15	9.74
Russell Midcap® (mid cap stocks)	12.94	16.70	13.34	7.62	11.17
Russell 2000® (small cap stocks)	18.37	25.63	12.95	7.05	9.06
Russell 3000® Growth (growth stocks)	15.47	19.83	13.79	8.80	9.15
Russell 3000® Value (value stocks)	12.18	17.33	13.29	5.56	10.01
International & Global
MSCI EAFE (ND) (foreign stocks)	11.47%	11.29%	6.78%	0.87%	4.81%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	12.57	13.14	10.22	3.09	N/A
MSCI World (ND) (global stocks)	12.12	14.65	9.94	3.92	6.67
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	10.37	12.59	5.14	1.12	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	8.88	19.13	1.49	2.47	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-0.76%	-1.32%	-9.74%	-6.47%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	4.86%	11.27%	6.86%	6.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.67	0.83	2.27	4.30	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.19	1.73	0.69	4.22	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.23	0.40	0.15	0.65	3.45
Invest for the Long-Term
As this letter was being finalized in mid-June 2017, the Fed once again raised the federal funds rate, a measure of short-term rates, to a range of 1% to 1.25%. It was the third rate increase in fiscal 2017. The Fed also indicated that, assuming the economy continues to perform as expected, they would begin later in 2017 reducing very slowly their large inventory of bonds purchased during the financial crisis.
The actions of the Fed indicate the economy continues to improve and the Fed believes it is appropriate for interest rates to return to more normal (higher) levels. While the actions of the Fed should help short-term and long-term interest rates return to more normal levels, no one is able to predict when such rate increases will occur, especially for longer-term rates.
5

So how should investors respond to the actions of the Fed? We believe long-term investors probably need to make few, if any, changes. Interest rates move in the opposite direction of bond prices. Higher interest rates mean lower prices for existing bonds. Over time, the higher interest rates should make up for any decline in the price of existing bonds.
No one can predict stock prices or bond prices with certainty. We encourage all investors to have a diversified portfolio of stocks, bonds and cash in an allocation consistent with their long-term financial objectives and comfort with risk. We also encourage investors to rebalance periodically to keep the allocation consistent with their long-term financial goals. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
June 15, 2017

David G. Van Hooser
Chairman
6

Harbor Target Retirement Income Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks current income and some capital appreciation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement Income Fund recorded a return of 3.49% (Institutional Class), 3.38% (Administrative Class) and 3.50% (Investor Class) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance, during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 2.86% gain of the Composite Index Income, the Fund’s additional benchmark.
The performance of the Fund’s fixed income fund holdings was positive across the lineup for the six-month period in both absolute and benchmark-relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, rose 0.47% and outperformed

7

Harbor Target Retirement Income Fund
Managers' Commentary—Continued

its benchmark, the Bloomberg Barclays U.S. TIPS Index, by 66 basis points. Contributors for the Harbor Real Return Fund included positive security selection among TIPS and Treasury bonds, along with modest allocations to non-agency mortgage backed securities and U.S. dollar denominated emerging market debt.
Turning to domestic equity fund performance, each of the U.S. stock funds held by the Fund gained more than 10% during the period, though relative results among funds in this group were mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points. Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.
The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by its underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
8

Harbor Target Retirement Income Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600
Cusip	411511371
Ticker	HARAX
Inception Date	01/02/2009
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$13,575

ADMINISTRATIVE CLASS

Fund #	2700
Cusip	411511363
Ticker	HARBX
Inception Date	01/02/2009
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2800
Cusip	411511355
Ticker	HARCX
Inception Date	01/02/2009
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$16

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	3.0%
Harbor Capital Appreciation Fund	2.6%
Harbor Diversified International All Cap Fund	2.6%
Harbor International Fund	2.6%
Harbor International Growth Fund	2.6%
Harbor Mid Cap Value Fund	1.9%
Harbor Small Cap Value Fund	1.4%
Harbor Mid Cap Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.2%
Harbor Global Leaders Fund	1.1%
Fixed Income
Harbor Bond Fund	39.1%
Harbor Real Return Fund	17.5%
Harbor High-Yield Bond Fund	13.1%
Short-Term Investments
Harbor Money Market Fund	10.0%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
9

Harbor Target Retirement Income Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	3.49%	6.36%	4.00%	6.12%	01/02/2009	$16,400
Administrative Class	3.38	6.37	3.98	6.11	01/02/2009	16,383
Investor Class	3.50	6.49	4.00	6.12	01/02/2009	16,401
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index Income	2.86	5.37	3.99	5.82	—	16,024
As stated in the Fund’s current prospectus, the expense ratios were 0.61% (Institutional Class), 0.86% (Administrative Class) and 0.98% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
10

Harbor Target Retirement Income Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—20.3%
Shares		Value
5,486	Harbor Capital Appreciation Fund	$ 354
18,518	Harbor Mid Cap Growth Fund	181
11,579	Harbor Small Cap Growth Fund	161
30,200	Harbor Large Cap Value Fund	414
11,778	Harbor Mid Cap Value Fund	266
6,093	Harbor Small Cap Value Fund	197
5,340	Harbor International Fund	350
32,523	Harbor Diversified International All Cap Fund	348
25,110	Harbor International Growth Fund	349
6,582	Harbor Global Leaders Fund	149
TOTAL EQUITY FUNDS
(Cost $2,444)		2,769

FIXED INCOME FUNDS—69.7%
174,664	Harbor High-Yield Bond Fund	1,780
FIXED INCOME FUNDS—Continued
Shares		Value
459,465	Harbor Bond Fund	$ 5,315
251,745	Harbor Real Return Fund	2,389
TOTAL FIXED INCOME FUNDS
(Cost $9,820)		9,484

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,354)
1,354,466	Harbor Money Market Fund	1,354
TOTAL INVESTMENTS—100.0%
(Cost $13,618)		13,607
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$13,607

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Target Retirement 2015 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2015 Fund recorded a return of 4.20% (Institutional and Investor Classes) and 4.30% (Administrative Class) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 3.71% gain of the Composite Index 2015, the Fund’s additional benchmark.
The performance of the Fund’s fixed income fund holdings was positive across the lineup for the six-month period in both absolute and benchmark-relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, rose 0.47% and outperformed

12

Harbor Target Retirement 2015 Fund
Managers' Commentary—Continued

its benchmark, the Bloomberg Barclay’s U.S. TIPS Index, by 66 basis points. Contributors for the Harbor Real Return Fund included positive security selection among TIPS and Treasury bonds, along with modest allocations to non-agency mortgage backed securities and U.S. dollar denominated emerging market debt.
Turning to domestic equity fund performance, each of the U.S. stock funds held by the Fund gained more than 10% during the period, though relative results among funds in this group were mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points. Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.
The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by its underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
The Fund’s small position in the Harbor Commodity Real Return Strategy Fund was liquidated during the period and reallocated among the Fund’s equity fund holdings.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Target Retirement 2015 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602
Cusip	411511314
Ticker	HARGX
Inception Date	01/02/2009
Net Expense Ratio	0.57% [a]
Total Net Assets (000s)	$6,354

ADMINISTRATIVE CLASS

Fund #	2702
Cusip	411511298
Ticker	HARHX
Inception Date	01/02/2009
Net Expense Ratio	0.57% [a]
Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2802
Cusip	411511280
Ticker	HARIX
Inception Date	01/02/2009
Net Expense Ratio	0.57% [a]
Total Net Assets (000s)	$18

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	3.7%
Harbor Capital Appreciation Fund	3.2%
Harbor Diversified International All Cap Fund	3.2%
Harbor International Fund	3.2%
Harbor International Growth Fund	3.2%
Harbor Mid Cap Value Fund	2.4%
Harbor Small Cap Value Fund	1.8%
Harbor Mid Cap Growth Fund	1.7%
Harbor Small Cap Growth Fund	1.5%
Harbor Global Leaders Fund	1.3%
Fixed Income
Harbor Bond Fund	36.8%
Harbor Real Return Fund	15.5%
Harbor High-Yield Bond Fund	13.8%
Short-Term Investments
Harbor Money Market Fund	8.7%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
14

Harbor Target Retirement 2015 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	4.20%	7.28%	4.67%	7.38%	01/02/2009	$18,088
Administrative Class	4.30	7.39	4.67	7.38	01/02/2009	18,091
Investor Class	4.20	7.28	4.67	7.38	01/02/2009	18,089
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2015	3.71	6.39	4.73	7.09	—	17,695
As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Institutional Class), 0.87% (Administrative Class) and 0.99% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
15

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—25.2%
Shares		Value
3,165	Harbor Capital Appreciation Fund	$ 204
10,958	Harbor Mid Cap Growth Fund	107
6,897	Harbor Small Cap Growth Fund	96
17,380	Harbor Large Cap Value Fund	238
6,862	Harbor Mid Cap Value Fund	155
3,594	Harbor Small Cap Value Fund	116
3,117	Harbor International Fund	204
18,987	Harbor Diversified International All Cap Fund	203
14,658	Harbor International Growth Fund	204
3,717	Harbor Global Leaders Fund	84
TOTAL EQUITY FUNDS
(Cost $1,415)		1,611

FIXED INCOME FUNDS—66.1%
86,218	Harbor High-Yield Bond Fund	879
FIXED INCOME FUNDS—Continued
Shares		Value
203,318	Harbor Bond Fund	$2,352
104,170	Harbor Real Return Fund	989
TOTAL FIXED INCOME FUNDS
(Cost $4,285)		4,220

SHORT-TERM INVESTMENTS—8.7%
(Cost $559)
558,866	Harbor Money Market Fund	559
TOTAL INVESTMENTS—100.0%
(Cost $6,259)		6,390
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$6,390

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2020 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2020 Fund recorded a return of 5.51% (Institutional Class), 5.63% (Administrative Class) and 5.52% (Investor Class) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 5.19% gain of the Composite Index 2020, the Fund’s additional benchmark.
The performance of the Fund’s fixed income fund holdings was positive across the lineup for the six-month period in both absolute and benchmark-relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over

17

Harbor Target Retirement 2020 Fund
Managers' Commentary—Continued

the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
Turning to domestic equity fund performance, each of the U.S. stock funds held by the Fund gained more than 10% during the period, though relative results among funds in this group were mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points. Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.
The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
The Fund’s small positions in the Harbor Commodity Real Return Strategy Fund and the Harbor Convertible Securities Fund were liquidated during the period and reallocated among the Fund’s equity fund and fixed income fund holdings, respectively.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Target Retirement 2020 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603
Cusip	411511272
Ticker	HARJX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$26,210

ADMINISTRATIVE CLASS

Fund #	2703
Cusip	411511264
Ticker	HARKX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2803
Cusip	411511256
Ticker	HARLX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$19

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	5.1%
Harbor Capital Appreciation Fund	4.4%
Harbor Diversified International All Cap Fund	4.4%
Harbor International Fund	4.4%
Harbor International Growth Fund	4.4%
Harbor Mid Cap Value Fund	3.3%
Harbor Small Cap Value Fund	2.5%
Harbor Mid Cap Growth Fund	2.4%
Harbor Small Cap Growth Fund	2.1%
Harbor Global Leaders Fund	1.7%
Fixed Income
Harbor Bond Fund	32.5%
Harbor High-Yield Bond Fund	17.0%
Harbor Real Return Fund	11.6%
Short-Term Investments
Harbor Money Market Fund	4.2%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
19

Harbor Target Retirement 2020 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	5.51%	9.03%	5.28%	8.05%	01/02/2009	$19,049
Administrative Class	5.63	9.04	5.29	8.05	01/02/2009	19,057
Investor Class	5.52	9.04	5.28	8.05	01/02/2009	19,053
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2020	5.19	8.39	5.42	7.78	—	18,668
As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Institutional Class), 0.91% (Administrative Class) and 1.03% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
20

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—34.7%
Shares		Value
17,763	Harbor Capital Appreciation Fund	$ 1,145
63,185	Harbor Mid Cap Growth Fund	618
40,068	Harbor Small Cap Growth Fund	557
97,151	Harbor Large Cap Value Fund	1,330
38,942	Harbor Mid Cap Value Fund	878
20,629	Harbor Small Cap Value Fund	667
17,639	Harbor International Fund	1,155
107,611	Harbor Diversified International All Cap Fund	1,153
83,067	Harbor International Growth Fund	1,155
20,207	Harbor Global Leaders Fund	458
TOTAL EQUITY FUNDS
(Cost $8,093)		9,116

FIXED INCOME FUNDS—61.1%
436,856	Harbor High-Yield Bond Fund	4,451
FIXED INCOME FUNDS—Continued
Shares		Value
737,160	Harbor Bond Fund	$ 8,528
322,090	Harbor Real Return Fund	3,057
TOTAL FIXED INCOME FUNDS
(Cost $16,344)		16,036

SHORT-TERM INVESTMENTS—4.2%
(Cost $1,095)
1,094,617	Harbor Money Market Fund	1,095
TOTAL INVESTMENTS—100.0%
(Cost $25,532)		26,247
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1
TOTAL NET ASSETS—100.0%		$26,248

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Target Retirement 2025 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2025 Fund recorded a return of 6.48% (Institutional Class) and 6.39% (Administrative and Investor Classes) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 6.21% gain of the Composite Index 2025, the Fund’s additional benchmark.
The performance of the Fund’s fixed income fund holdings was positive across the lineup for the six-month period in both absolute and benchmark-relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over

22

Harbor Target Retirement 2025 Fund
Managers' Commentary—Continued

the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
Turning to domestic equity fund performance, each of the U.S. stock funds held by the Fund gained more than 10% during the period, though relative results among funds in this group were mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points. Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.
The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9% a piece. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
The Fund’s small positions in the Harbor Commodity Real Return Strategy Fund and the Harbor Convertible Securities Fund were liquidated during the period and reallocated among the Fund’s equity fund and fixed income fund holdings, respectively.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor Target Retirement 2025 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604
Cusip	411511249
Ticker	HARMX
Inception Date	01/02/2009
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$17,642

ADMINISTRATIVE CLASS

Fund #	2704
Cusip	411511231
Ticker	HARNX
Inception Date	01/02/2009
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2804
Cusip	411511223
Ticker	HAROX
Inception Date	01/02/2009
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$20

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	5.9%
Harbor Diversified International All Cap Fund	5.2%
Harbor International Fund	5.2%
Harbor International Growth Fund	5.2%
Harbor Capital Appreciation Fund	5.1%
Harbor Mid Cap Value Fund	3.9%
Harbor Small Cap Value Fund	3.0%
Harbor Mid Cap Growth Fund	2.8%
Harbor Small Cap Growth Fund	2.5%
Harbor Global Leaders Fund	2.0%
Fixed Income
Harbor Bond Fund	29.4%
Harbor High-Yield Bond Fund	20.3%
Harbor Real Return Fund	9.5%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
24

Harbor Target Retirement 2025 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	6.48%	10.12%	5.74%	8.60%	01/02/2009	$19,880
Administrative Class	6.39	10.04	5.73	8.59	01/02/2009	19,867
Investor Class	6.39	10.04	5.73	8.59	01/02/2009	19,867
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2025	6.21	9.72	5.95	8.46	—	19,670
As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
25

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—40.8%
Shares		Value
14,015	Harbor Capital Appreciation Fund	$ 904
50,309	Harbor Mid Cap Growth Fund	492
31,946	Harbor Small Cap Growth Fund	444
76,749	Harbor Large Cap Value Fund	1,051
30,838	Harbor Mid Cap Value Fund	695
16,401	Harbor Small Cap Value Fund	530
14,034	Harbor International Fund	919
85,338	Harbor Diversified International All Cap Fund	914
65,767	Harbor International Growth Fund	914
15,650	Harbor Global Leaders Fund	355
TOTAL EQUITY FUNDS
(Cost $6,530)		7,218

FIXED INCOME FUNDS—59.2%
Shares		Value
351,081	Harbor High-Yield Bond Fund	$ 3,578
449,449	Harbor Bond Fund	5,200
177,681	Harbor Real Return Fund	1,686
TOTAL FIXED INCOME FUNDS
(Cost $10,544)		10,464
TOTAL INVESTMENTS—100.0%
(Cost $17,074)		17,682
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$17,682

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement 2030 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2030 Fund recorded a return of 7.52% (Institutional Class) and 7.40% (Administrative and Investor Classes) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 7.20% gain of the Composite Index 2030, the Fund’s additional benchmark.
The performance of the Fund’s fixed income fund holdings was positive across the lineup for the six-month period in both absolute and benchmark-relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over

27

Harbor Target Retirement 2030 Fund
Managers' Commentary—Continued

the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
Turning to domestic equity fund performance, each of the U.S. stock funds held by the Fund gained more than 10% during the period, though relative results among funds in this group were mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points. Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.
The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. This fund holding was added to better diversify the international equity allocation across styles, countries, and market cap ranges. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
The Fund’s small positions in the Harbor Commodity Real Return Strategy Fund and the Harbor Convertible Securities Fund were liquidated during the period and reallocated among the Fund’s equity fund and fixed income fund holdings, respectively.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Target Retirement 2030 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605
Cusip	411512700
Ticker	HARPX
Inception Date	01/02/2009
Net Expense Ratio	0.70% [a]
Total Net Assets (000s)	$27,566

ADMINISTRATIVE CLASS

Fund #	2705
Cusip	411512882
Ticker	HARQX
Inception Date	01/02/2009
Net Expense Ratio	0.70% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2805
Cusip	411512809
Ticker	HARTX
Inception Date	01/02/2009
Net Expense Ratio	0.70% [a]
Total Net Assets (000s)	$21

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	7.1%
Harbor Diversified International All Cap Fund	6.2%
Harbor International Fund	6.2%
Harbor International Growth Fund	6.2%
Harbor Capital Appreciation Fund	6.1%
Harbor Mid Cap Value Fund	4.7%
Harbor Small Cap Value Fund	3.6%
Harbor Mid Cap Growth Fund	3.3%
Harbor Small Cap Growth Fund	3.0%
Harbor Global Leaders Fund	2.4%
Fixed Income
Harbor Bond Fund	25.5%
Harbor High-Yield Bond Fund	19.0%
Harbor Real Return Fund	6.7%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
29

Harbor Target Retirement 2030 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	7.52%	11.14%	6.37%	9.27%	01/02/2009	$20,920
Administrative Class	7.40	11.15	6.36	9.26	01/02/2009	20,905
Investor Class	7.40	11.15	6.36	9.26	01/02/2009	20,905
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2030	7.20	10.72	6.60	9.17	—	20,768
As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
30

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—48.8%
Shares		Value
26,110	Harbor Capital Appreciation Fund	$ 1,684
94,488	Harbor Mid Cap Growth Fund	924
60,114	Harbor Small Cap Growth Fund	836
142,819	Harbor Large Cap Value Fund	1,955
57,650	Harbor Mid Cap Value Fund	1,300
30,808	Harbor Small Cap Value Fund	996
26,116	Harbor International Fund	1,710
159,131	Harbor Diversified International All Cap Fund	1,704
122,821	Harbor International Growth Fund	1,707
29,129	Harbor Global Leaders Fund	661
TOTAL EQUITY FUNDS
(Cost $11,936)		13,477

FIXED INCOME FUNDS—51.2%
Shares		Value
515,262	Harbor High-Yield Bond Fund	$ 5,250
608,042	Harbor Bond Fund	7,035
194,505	Harbor Real Return Fund	1,846
TOTAL FIXED INCOME FUNDS
(Cost $14,404)		14,131
TOTAL INVESTMENTS—100.0%
(Cost $26,340)		27,608
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$27,608

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Target Retirement 2035 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2035 Fund recorded a return of 8.57% (Institutional Class) and 8.58% (Administrative and Investor Classes) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 8.22% gain of the Composite Index 2035, the Fund’s additional benchmark.
Domestic equity fund performance for each of the U.S. stock funds held by the Fund gained more than 10% during the period, though benchmark-relative performance for these funds was mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.

32

Harbor Target Retirement 2035 Fund
Managers' Commentary—Continued

The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points over the period in which it was held in the Fund due to of stock selection in emerging markets. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
Turning to fixed income performance, each of the Fund’s fixed income holdings showed positive returns across the lineup for the six-month period in both absolute and relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points. Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
The Fund’s small positions in the Harbor Commodity Real Return Strategy Fund and the Harbor Convertible Securities Fund were liquidated during the period and reallocated among the Fund’s equity fund and fixed income fund holdings, respectively.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Target Retirement 2035 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606
Cusip	411512106
Ticker	HARUX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$12,854

ADMINISTRATIVE CLASS

Fund #	2706
Cusip	411512304
Ticker	HARVX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$22

INVESTOR CLASS

Fund #	2806
Cusip	411512205
Ticker	HARWX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$22

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	8.6%
Harbor Diversified International All Cap Fund	7.5%
Harbor International Fund	7.5%
Harbor International Growth Fund	7.5%
Harbor Capital Appreciation Fund	7.4%
Harbor Mid Cap Value Fund	5.7%
Harbor Small Cap Value Fund	4.4%
Harbor Mid Cap Growth Fund	4.1%
Harbor Small Cap Growth Fund	3.7%
Harbor Global Leaders Fund	2.9%
Fixed Income
Harbor Bond Fund	21.2%
Harbor High-Yield Bond Fund	15.7%
Harbor Real Return Fund	3.8%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
34

Harbor Target Retirement 2035 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	8.57%	12.40%	7.15%	9.88%	01/02/2009	$21,918
Administrative Class	8.58	12.32	7.14	9.88	01/02/2009	21,909
Investor Class	8.58	12.32	7.14	9.88	01/02/2009	21,909
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2035	8.22	11.63	7.33	9.82	—	21,815
As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
35

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—59.3%
Shares		Value
14,870	Harbor Capital Appreciation Fund	$ 959
53,442	Harbor Mid Cap Growth Fund	523
34,009	Harbor Small Cap Growth Fund	473
81,041	Harbor Large Cap Value Fund	1,109
32,741	Harbor Mid Cap Value Fund	738
17,419	Harbor Small Cap Value Fund	563
14,814	Harbor International Fund	970
90,418	Harbor Diversified International All Cap Fund	968
69,772	Harbor International Growth Fund	970
16,667	Harbor Global Leaders Fund	378
TOTAL EQUITY FUNDS
(Cost $6,897)		7,651

FIXED INCOME FUNDS—40.7%
Shares		Value
198,780	Harbor High-Yield Bond Fund	$ 2,026
235,809	Harbor Bond Fund	2,728
51,914	Harbor Real Return Fund	493
TOTAL FIXED INCOME FUNDS
(Cost $5,280)		5,247
TOTAL INVESTMENTS—100.0%
(Cost $12,177)		12,898
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$12,898

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
36

Harbor Target Retirement 2040 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2040 Fund recorded a return of 9.61% (Institutional, Administrative and Investor Classes) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 9.24% gain of the Composite Index 2040, the Fund’s additional benchmark.
Domestic equity fund performance for each of the U.S. stock funds held by the Fund gained more than 10% during the period, though benchmark-relative performance for these funds was mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.

37

Harbor Target Retirement 2040 Fund
Managers' Commentary—Continued

The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
Turning to fixed income performance, each of the Fund’s fixed income holdings showed positive returns across the lineup for the six-month period in both absolute and relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points. Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
The Fund’s small position in the Harbor Commodity Real Return Strategy Fund was liquidated during the period and reallocated among the Fund’s equity fund holdings.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor Target Retirement 2040 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607
Cusip	411512403
Ticker	HARYX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$22,324

ADMINISTRATIVE CLASS

Fund #	2707
Cusip	411512601
Ticker	HARZX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$23

INVESTOR CLASS

Fund #	2807
Cusip	411512502
Ticker	HABBX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$23

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	10.0%
Harbor Diversified International All Cap Fund	8.7%
Harbor International Fund	8.7%
Harbor International Growth Fund	8.7%
Harbor Capital Appreciation Fund	8.6%
Harbor Mid Cap Value Fund	6.7%
Harbor Small Cap Value Fund	5.0%
Harbor Mid Cap Growth Fund	4.7%
Harbor Small Cap Growth Fund	4.2%
Harbor Global Leaders Fund	3.5%
Fixed Income
Harbor Bond Fund	16.9%
Harbor High-Yield Bond Fund	12.0%
Harbor Real Return Fund	2.3%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
39

Harbor Target Retirement 2040 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	9.61%	13.38%	7.98%	10.46%	01/02/2009	$22,892
Administrative Class	9.61	13.37	7.98	10.47	01/02/2009	22,909
Investor Class	9.61	13.37	7.98	10.47	01/02/2009	22,909
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2040	9.24	12.58	8.15	10.47	—	22,914
As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
40

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—68.8%
Shares		Value
29,988	Harbor Capital Appreciation Fund	$ 1,934
106,709	Harbor Mid Cap Growth Fund	1,044
67,531	Harbor Small Cap Growth Fund	939
164,398	Harbor Large Cap Value Fund	2,250
66,093	Harbor Mid Cap Value Fund	1,490
34,850	Harbor Small Cap Value Fund	1,127
29,802	Harbor International Fund	1,951
181,479	Harbor Diversified International All Cap Fund	1,944
140,005	Harbor International Growth Fund	1,946
34,140	Harbor Global Leaders Fund	774
TOTAL EQUITY FUNDS
(Cost $13,414)		15,399

FIXED INCOME FUNDS—31.2%
Shares		Value
262,779	Harbor High-Yield Bond Fund	$ 2,678
326,967	Harbor Bond Fund	3,783
53,748	Harbor Real Return Fund	510
TOTAL FIXED INCOME FUNDS
(Cost $7,057)		6,971
TOTAL INVESTMENTS—100.0%
(Cost $20,471)		22,370
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$22,370

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
41

Harbor Target Retirement 2045 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2045 Fund recorded a return of 10.70% (Institutional, Administrative and Investor Classes) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 10.40% gain of the Composite Index 2045, the Fund’s additional benchmark.
Domestic equity fund performance for each of the U.S. stock funds held by the Fund gained more than 10% during the period, though benchmark-relative performance for these funds was mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.

42

Harbor Target Retirement 2045 Fund
Managers' Commentary—Continued

The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
Turning to fixed income performance, each of the Fund’s fixed income holdings showed positive returns across the lineup for the six-month period in both absolute and relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points. Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
The Fund’s small position in the Harbor Commodity Real Return Strategy Fund was liquidated during the period and reallocated among the Fund’s equity fund holdings.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
43

Harbor Target Retirement 2045 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608
Cusip	411511181
Ticker	HACCX
Inception Date	01/02/2009
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$8,953

ADMINISTRATIVE CLASS

Fund #	2708
Cusip	411511173
Ticker	HADDX
Inception Date	01/02/2009
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$24

INVESTOR CLASS

Fund #	2808
Cusip	411511165
Ticker	HAEEX
Inception Date	01/02/2009
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$23

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	11.5%
Harbor International Fund	9.9%
Harbor Capital Appreciation Fund	9.8%
Harbor Diversified International All Cap Fund	9.8%
Harbor International Growth Fund	9.8%
Harbor Mid Cap Value Fund	7.6%
Harbor Small Cap Value Fund	5.7%
Harbor Mid Cap Growth Fund	5.3%
Harbor Small Cap Growth Fund	4.7%
Harbor Global Leaders Fund	4.0%
Fixed Income
Harbor Bond Fund	11.8%
Harbor High-Yield Bond Fund	8.7%
Harbor Real Return Fund	1.4%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
44

Harbor Target Retirement 2045 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	10.70%	14.51%	8.67%	10.90%	01/02/2009	$23,667
Administrative Class	10.70	14.51	8.67	10.90	01/02/2009	23,668
Investor Class	10.70	14.51	8.67	10.90	01/02/2009	23,668
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2045	10.40	13.77	8.85	11.00	—	23,842
As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class), 1.00% (Administrative Class) and 1.12% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
45

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—78.1%
Shares		Value
13,746	Harbor Capital Appreciation Fund	$ 886
48,396	Harbor Mid Cap Growth Fund	473
30,575	Harbor Small Cap Growth Fund	425
75,572	Harbor Large Cap Value Fund	1,034
30,272	Harbor Mid Cap Value Fund	683
15,838	Harbor Small Cap Value Fund	512
13,566	Harbor International Fund	888
82,596	Harbor Diversified International All Cap Fund	885
63,642	Harbor International Growth Fund	885
15,816	Harbor Global Leaders Fund	359
TOTAL EQUITY FUNDS
(Cost $6,351)		7,030

FIXED INCOME FUNDS—21.9%
Shares		Value
77,017	Harbor High-Yield Bond Fund	$ 785
91,685	Harbor Bond Fund	1,061
13,136	Harbor Real Return Fund	124
TOTAL FIXED INCOME FUNDS
(Cost $1,970)		1,970
TOTAL INVESTMENTS—100.0%
(Cost $8,321)		9,000
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$9,000

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Target Retirement 2050 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2050 Fund recorded a return of 11.71% (Institutional Class), 11.82% (Administrative Class) and 11.70% (Investor Class) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 11.56% gain of the Composite Index 2050, the Fund’s additional benchmark.
Domestic equity fund performance for each of the U.S. stock funds held by the Fund gained more than 10% during the period, though benchmark-relative performance for these funds was mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.

47

Harbor Target Retirement 2050 Fund
Managers' Commentary—Continued

The international and global stock funds held by the Fund were also strong absolute performers, each returning more than 9%. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
Turning to fixed income performance, each of the Fund’s fixed income holdings showed positive returns across the lineup for the six-month period in both absolute and relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points. Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
The Fund’s small position in the Harbor Commodity Real Return Strategy Fund was liquidated during the period and reallocated among the Fund’s equity fund holdings.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Target Retirement 2050 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609
Cusip	411511157
Ticker	HAFFX
Inception Date	01/02/2009
Net Expense Ratio	0.79% [a]
Total Net Assets (000s)	$20,526

ADMINISTRATIVE CLASS

Fund #	2709
Cusip	411511140
Ticker	HAGGX
Inception Date	01/02/2009
Net Expense Ratio	0.79% [a]
Total Net Assets (000s)	$25

INVESTOR CLASS

Fund #	2809
Cusip	411511132
Ticker	HAHHX
Inception Date	01/02/2009
Net Expense Ratio	0.79% [a]
Total Net Assets (000s)	$24

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	13.0%
Harbor Capital Appreciation Fund	11.1%
Harbor Diversified International All Cap Fund	11.1%
Harbor International Fund	11.1%
Harbor International Growth Fund	11.1%
Harbor Mid Cap Value Fund	8.4%
Harbor Small Cap Value Fund	6.3%
Harbor Mid Cap Growth Fund	5.9%
Harbor Small Cap Growth Fund	5.3%
Harbor Global Leaders Fund	4.5%
Fixed Income
Harbor Bond Fund	6.7%
Harbor High-Yield Bond Fund	5.5%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
49

Harbor Target Retirement 2050 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	11.71%	15.59%	9.34%	11.31%	01/02/2009	$24,401
Administrative Class	11.82	15.70	9.37	11.33	01/02/2009	24,434
Investor Class	11.70	15.58	9.35	11.31	01/02/2009	24,408
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	2.27%	3.95%	—	$13,808
MSCI EAFE (ND)	11.47	11.29	6.78	7.89	—	18,826
Russell 3000®	13.83	18.58	13.57	15.04	—	32,116
Composite Index 2050	11.56	14.94	9.50	11.40	—	24,570
As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class), 1.02% (Administrative Class) and 1.14% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
50

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—87.8%
Shares		Value
35,430	Harbor Capital Appreciation Fund	$ 2,285
123,267	Harbor Mid Cap Growth Fund	1,206
77,728	Harbor Small Cap Growth Fund	1,081
194,596	Harbor Large Cap Value Fund	2,664
77,046	Harbor Mid Cap Value Fund	1,737
40,400	Harbor Small Cap Value Fund	1,306
34,931	Harbor International Fund	2,287
212,909	Harbor Diversified International All Cap Fund	2,280
164,118	Harbor International Growth Fund	2,281
41,142	Harbor Global Leaders Fund	933
TOTAL EQUITY FUNDS
(Cost $15,881)		18,060

FIXED INCOME FUNDS—12.2%
Shares		Value
111,505	Harbor High-Yield Bond Fund	$ 1,136
119,176	Harbor Bond Fund	1,379
TOTAL FIXED INCOME FUNDS
(Cost $2,508)		2,515
TOTAL INVESTMENTS—100.0%
(Cost $18,389)		20,575
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$20,575

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
51

Harbor Target Retirement 2055 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2014
Paul C. Herbert, CFA, CAIA
Since 2014
Linda M. Molenda
Since 2014
David G. Van Hooser
Since 2014
Harbor Capital has managed the Fund since 2014.
Investment Objective
The Fund seeks capital appreciation and current income consistent with the Fund’s current asset allocation.
Market Review
In general, a sense of enthusiasm powered equities markets forward during the first six months of fiscal year 2017, with U.S. and non-U.S. equities markets finishing the fiscal half year considerably higher. Meanwhile, fixed-income and broad commodity markets posted slight declines during the period.
The Russell 3000® Index, a benchmark measuring U.S. stock performance, returned 13.83% from November 1, 2016 through April 30, 2017. Small cap stocks delivered far better returns than either mid cap or large cap equities, and growth stocks outperformed value stocks across these market cap ranges. The S&P 500 Index, a proxy for the U.S. large-cap universe, returned 13.32% for the period. Each of the S&P 500 Index’s 11 economic sectors posted a gain during the period. Financials stocks led the way, rising by 20%, while Information Technology, Consumer Discretionary, Industrials, Materials, and Health Care stocks climbed by more than 10% each. The Energy sector’s return was flat, while the Telecommunications Services, Real Estate, Consumer Staples, and Utilities sectors delivered mid-single-digit returns.
Non-US equity markets were similarly strong, with the MSCI EAFE (ND) Index, which measures developed foreign market stock returns, gaining 11.47%. As in the U.S., small cap and growth stocks outperformed large cap and value stocks. The Financials sector (+18%) was also the highest performing sector overseas while Telecommunications Services (+1%) gained the smallest amount. The MSCI Emerging Markets (ND) Index, a barometer of equity market performance in developing markets, climbed by 8.88% for the period.
On the fixed income front, the Bloomberg Barclays U.S. Aggregate Bond Index fell by -0.67% during the six-month stretch. The U.S. Treasury bond component of the index fared the worst (-1%) as U.S. Treasury yields climbed as investors reset their inflation expectations higher following the U.S. Presidential election in November 2016. Below-investment grade bonds continued to deliver comfortable gains, with the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality below-investment grade bonds, concluding the period 4.86% higher.
Commodities continued to be a volatile area during this period, gaining ground in the first three months of the fiscal half year before giving up their gains by fiscal half year end. The Bloomberg Commodity Index Total ReturnSM declined by -0.76%.
Performance
Harbor Target Retirement 2055 Fund recorded a return of 12.21% (Institutional, Administrative and Investor Classes) for the six-month period ended April 30, 2017. Below are the results for the Fund’s primary benchmarks, which are measures of broad market performance. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, declined by -0.67%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, gained 11.47%; and the Russell 3000® Index, an index of U.S. stocks, increased by 13.83%. Consistent with these results, the Fund’s equity fund holdings delivered the highest absolute performance during the period while its bond fund holdings notched smaller gains. Meanwhile, the Fund’s largest holdings outpaced their benchmarks, leading the Fund to outperform the 12.04% gain of the Composite Index 2055, the Fund’s additional benchmark.
Domestic equity fund performance for each of the U.S. stock funds held by the Fund gained more than 10% during the period, though benchmark-relative performance for these funds was mixed. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 15.44% to outperform the Russell 1000® Value Index by 375 basis points (all underlying fund returns cited are for the respective underlying fund’s Institutional Class shares). Strong stock selection particularly in the Financials, Information Technology, Consumer Discretionary and Industrial sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Fund’s second largest U.S. equity holding, returned 13.45%, but trailed its benchmark by 178 basis points. Harbor Capital Appreciation Fund’s relative performance was hurt primarily by stock selection decisions in the Information Technology and Health Care sectors.

52

Harbor Target Retirement 2055 Fund
Managers' Commentary—Continued

The international and global stock funds held by the Fund were also strong absolute performers, returning more than 9% a piece. As with the U.S. stock funds, relative-to-benchmark results within this group varied. Harbor International Fund and Harbor International Growth Fund lagged their benchmarks by 74 and 107 basis points, respectively. Harbor International Fund was hurt primarily by the underweight to Financials, which was the best performing sector in the index. Harbor International Growth Fund trailed because of stock selection in Japanese stocks. A relative bright spot in this area was a new position in Harbor Diversified International All Cap Fund, which topped its benchmark by 17 basis points due to stock selection in emerging markets over the period in which it was held in the Fund. The Harbor Diversified International All Cap Fund was added during the fiscal period to the Fund’s allocation to better diversify the international equity allocation across styles, countries, and market cap ranges.
Turning to fixed income performance, each of the Fund’s fixed income holdings showed positive returns across the lineup for the six-month period in both absolute and relative terms. Harbor Bond Fund, the largest underlying fixed income fund position, gained 0.37% to outperform the Bloomberg Barclays U.S. Aggregate Bond Index by 104 basis points. Harbor Bond Fund benefited from U.S. interest rate strategies, including duration and yield curve positioning, and an underweight to the front and long-end of the U.S. Treasury curve as rates rose over the period. The Harbor Bond Fund’s results were buoyed by the performance of its out-of-benchmark-sector positions, specifically its exposure to Treasury Inflation-Protected Securities (TIPS), non-agency mortgage-backed securities, municipal and high-yield bonds. As mentioned above, the performance of U.S. below investment-grade bonds outpaced other fixed income sectors over the six-month period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.02%, outperforming its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index, by 16 basis points.
The Fund’s small position in the Harbor Commodity Real Return Strategy Fund was liquidated during the period and reallocated among the Fund’s equity fund holdings.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
53

Harbor Target Retirement 2055 Fund
Fund Summary—April 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2610
Cusip	411512635
Ticker	HATRX
Inception Date	11/01/2014
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$1,923

ADMINISTRATIVE CLASS

Fund #	2710
Cusip	411512627
Ticker	HATAX
Inception Date	11/01/2014
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2810
Cusip	411512619
Ticker	HATTX
Inception Date	11/01/2014
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$12

Asset Allocation (% of investments)
Equity
Harbor Large Cap Value Fund	13.8%
Harbor Capital Appreciation Fund	11.7%
Harbor Diversified International All Cap Fund	11.7%
Harbor International Fund	11.7%
Harbor International Growth Fund	11.7%
Harbor Mid Cap Value Fund	9.1%
Harbor Small Cap Value Fund	6.7%
Harbor Mid Cap Growth Fund	6.2%
Harbor Small Cap Growth Fund	5.6%
Harbor Global Leaders Fund	4.8%
Fixed Income
Harbor Bond Fund	3.9%
Harbor High-Yield Bond Fund	3.1%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the six-month period ended April 30, 2017, all 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
54

Harbor Target Retirement 2055 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 04/30/2017

TOTAL RETURNS For the periods ended 04/30/2017	Unannualized	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
	6 Months			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	12.21%	16.03%	N/A	6.26%	11/01/2014	$11,636
Administrative Class	12.21	16.03	N/A	6.26	11/01/2014	11,637
Investor Class	12.21	16.03	N/A	6.26	11/01/2014	11,637
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-0.67%	0.83%	N/A	2.25%	—	$10,570
MSCI EAFE (ND)	11.47	11.29	N/A	3.06	—	10,780
Russell 3000®	13.83	18.58	N/A	8.99	—	12,398
Composite Index 2055	12.04	15.41	N/A	5.80	—	11,510
As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
55

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—April 30, 2017 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
3,540	Harbor Capital Appreciation Fund	$ 228
12,242	Harbor Mid Cap Growth Fund	120
7,787	Harbor Small Cap Growth Fund	108
19,642	Harbor Large Cap Value Fund	269
7,830	Harbor Mid Cap Value Fund	177
4,054	Harbor Small Cap Value Fund	131
3,481	Harbor International Fund	228
21,274	Harbor Diversified International All Cap Fund	228
16,396	Harbor International Growth Fund	228
4,143	Harbor Global Leaders Fund	94
TOTAL EQUITY FUNDS
(Cost $1,652)		1,811

FIXED INCOME FUNDS—7.0%
Shares		Value
6,015	Harbor High-Yield Bond Fund	$ 61
6,474	Harbor Bond Fund	75
TOTAL FIXED INCOME FUNDS
(Cost $135)		136
TOTAL INVESTMENTS—100.0%
(Cost $1,787)		1,947
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$1,947

Fair Value Measurements
All holdings at April 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or April 30, 2017, and no transfers between levels during the six-month period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
56

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—April 30, 2017 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$13,618	$6,259	$25,532	$17,074	$26,340	$12,177	$20,471	$8,321	$18,389	$1,787
Investments in affiliated funds, at value	$13,607	$6,390	$26,247	$17,682	$27,608	$12,898	$22,370	$9,000	$20,575	$1,947
Receivables for:
Investments in affiliated funds sold	—	—	—	13	31	—	—	—	—	—
Capital shares sold	8	4	25	19	35	18	84	44	31	9
Dividends from affiliated funds	1	—	1	—	—	—	—	—	—	—
Total Assets	13,616	6,394	26,273	17,714	27,674	12,916	22,454	9,044	20,606	1,956
LIABILITIES
Payables for:
Investments in affiliated funds purchased	9	4	25	—	—	18	83	44	1	9
Capital shares reacquired	—	—	—	32	66	—	1	—	30	—
Total Liabilities	9	4	25	32	66	18	84	44	31	9
NET ASSETS	$13,607	$6,390	$26,248	$17,682	$27,608	$12,898	$22,370	$9,000	$20,575	$1,947
Net Assets Consist of:
Paid-in capital	$13,986	$6,681	$26,593	$17,487	$26,983	$12,562	$20,624	$8,428	$18,360	$1,815
Accumulated undistributed net investment income/(loss)	(75)	(13)	(37)	1	(1)	(3)	(8)	(4)	(4)	—
Accumulated net realized gain/(loss)	(293)	(409)	(1,023)	(414)	(642)	(382)	(145)	(103)	33	(28)
Unrealized appreciation/(depreciation) of investments	(11)	131	715	608	1,268	721	1,899	679	2,186	160
	$13,607	$6,390	$26,248	$17,682	$27,608	$12,898	$22,370	$9,000	$20,575	$1,947
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$13,575	$6,354	$26,210	$17,642	$27,566	$12,854	$22,324	$8,953	$20,526	$1,923
Shares of beneficial interest[1]	1,503	600	2,778	1,460	3,167	954	2,590	631	2,158	177
Net asset value per share[2]	$ 9.03	$10.59	$ 9.43	$ 12.09	$ 8.71	$ 13.48	$ 8.62	$14.19	$ 9.51	$10.89
Administrative Class
Net assets	$ 16	$ 18	$ 19	$ 20	$ 21	$ 22	$ 23	$ 24	$ 25	$ 12
Shares of beneficial interest[1]	2	2	2	2	2	2	2	2	2	1
Net asset value per share[2]	$ 9.02	$10.59	$ 9.43	$ 12.08	$ 8.70	$ 13.47	$ 8.63	$14.19	$ 9.53	$10.89
Investor Class
Net assets	$ 16	$ 18	$ 19	$ 20	$ 21	$ 22	$ 23	$ 23	$ 24	$ 12
Shares of beneficial interest[1]	2	2	2	2	2	2	2	2	2	1
Net asset value per share[2]	$ 9.03	$10.59	$ 9.43	$ 12.08	$ 8.70	$ 13.47	$ 8.63	$14.19	$ 9.52	$10.89

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds
StatementS of Operations—Six Months Ended April 30, 2017 (Unaudited)

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$169	$ 82	$ 345	$ 206	$ 338	$ 154	$ 240	$ 86	$ 196	$ 14
Total Investment Income	169	82	345	206	338	154	240	86	196	14
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	169	82	345	206	338	154	240	86	196	14
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(85)	(36)	(184)	(90)	(55)	(141)	95	(41)	183	(10)
Distributions received from affiliated funds	115	58	235	131	242	128	229	93	243	18
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	261	165	1,017	768	1,353	877	1,344	696	1,583	167
Net gain/(loss) on investment transactions	291	187	1,068	809	1,540	864	1,668	748	2,009	175
Net Increase/(Decrease) in Net Assets Resulting from Operations	$460	$269	$1,413	$1,015	$1,878	$1,018	$1,908	$834	$2,205	$189

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 169	$ 396	$ 82	$ 203	$ 345	$ 727	$ 206	$ 324
Net realized gain/(loss) on sale of affiliated funds	(85)	(254)	(36)	(287)	(184)	(692)	(90)	(240)
Realized gain distributions received from affiliated funds	115	157	58	107	235	443	131	214
Change in net unrealized appreciation/(depreciation) on affiliated funds	261	201	165	211	1,017	343	768	120
Net increase/(decrease) in assets resulting from operations	460	500	269	234	1,413	821	1,015	418
Distributions to Shareholders
Net investment income:
Institutional Class	(258)	(449)	(178)	(261)	(681)	(859)	(348)	(352)
Administrative Class	(1)	(1)	—	(1)	(1)	(1)	(1)	—
Investor Class	—	—	—	—	(1)	—	(1)	(1)
Net realized gain on investments:
Institutional Class	(50)	(466)	—	(218)	(304)	(1,705)	(181)	(501)
Administrative Class	—	—	—	—	—	(1)	—	(1)
Investor Class	—	1	—	1	—	(1)	—	(1)
Total distributions to shareholders	(309)	(917)	(178)	(481)	(987)	(2,567)	(531)	(856)
Net Increase/(Decrease) Derived from Capital Share Transactions	(381)	(900)	(310)	(955)	367	(123)	2,867	3,246
Net increase/(decrease) in net assets	(230)	(1,317)	(219)	(1,202)	793	(1,869)	3,351	2,808
Net Assets
Beginning of period	13,837	15,154	6,609	7,811	25,455	27,324	14,331	11,523
End of period*	$13,607	$13,837	$6,390	$ 6,609	$26,248	$25,455	$17,682	$14,331
* Includes accumulated undistributed net investment income/(loss) of:	$ (75)	$ 15	$ (13)	$ 83	$ (37)	$ 301	$ 1	$ 145
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 338	$ 605	$ 154	$ 222	$ 240	$ 385	$ 86	$ 95	$ 196	$ 247	$ 14	$ 11
(55)	(100)	(141)	(220)	95	128	(41)	3	183	414	(10)	(33)
242	528	128	229	229	564	93	180	243	672	18	31
1,353	(414)	877	91	1,344	(703)	696	(148)	1,583	(1,123)	167	3
1,878	619	1,018	322	1,908	374	834	130	2,205	210	189	12

(590)	(700)	(256)	(238)	(387)	(451)	(121)	(106)	(260)	(305)	(17)	(12)
(1)	(1)	—	—	—	—	—	—	(1)	(1)	—	—
—	(1)	—	—	—	—	—	—	(1)	—	—	—

(855)	(1,477)	(222)	(403)	(930)	(1,314)	(272)	(272)	(1,219)	(1,978)	(28)	(3)
—	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(3)	—	—
(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(2)	—	—
(1,447)	(2,181)	(480)	(643)	(1,319)	(1,768)	(395)	(380)	(1,483)	(2,289)	(45)	(15)
2,504	1,113	824	2,811	2,291	1,039	1,308	1,938	1,081	1,587	543	481
2,935	(449)	1,362	2,490	2,880	(355)	1,747	1,688	1,803	(492)	687	478

24,673	25,122	11,536	9,046	19,490	19,845	7,253	5,565	18,772	19,264	1,260	782
$27,608	$24,673	$12,898	$11,536	$22,370	$19,490	$9,000	$7,253	$20,575	$18,772	$1,947	$1,260
$ (1)	$ 252	$ (3)	$ 99	$ (8)	$ 139	$ (4)	$ 31	$ (4)	$ 62	$ —	$ 3
60

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 564	$ 1,979	$ 385	$ 1,226	$ 2,309	$ 5,082	$ 4,000	$ 4,503
Reinvested distributions	308	915	178	479	985	2,563	528	853
Cost of shares reacquired	(1,253)	(3,796)	(873)	(2,662)	(2,929)	(7,771)	(1,663)	(2,112)
Net increase/(decrease) in net assets	$ (381)	$ (902)	$(310)	$ (957)	$ 365	$ (126)	$ 2,865	$ 3,244
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	1	—	1	1	2	1	1
Net increase/(decrease) in net assets	$ —	$ 1	$ —	$ 1	$ 1	$ 2	$ 1	$ 1
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	1	—	1	1	1	1	1
Net increase/(decrease) in net assets	$ —	$ 1	$ —	$ 1	$ 1	$ 1	$ 1	$ 1
SHARES
Institutional Class
Shares sold	64	226	37	121	251	561	341	391
Shares issued due to reinvestment of distributions	34	107	18	49	110	293	46	77
Shares reacquired	(141)	(432)	(84)	(263)	(319)	(863)	(141)	(186)
Net increase/(decrease) in shares outstanding	(43)	(99)	(29)	(93)	42	(9)	246	282
Beginning of period	1,546	1,645	629	722	2,736	2,745	1,214	932
End of period	1,503	1,546	600	629	2,778	2,736	1,460	1,214
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	1	—	—	—	1
Net increase/(decrease) in shares outstanding	—	—	—	1	—	—	—	1
Beginning of period	2	2	2	1	2	2	2	1
End of period	2	2	2	2	2	2	2	2
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	1	—	—	—	1
Net increase/(decrease) in shares outstanding	—	—	—	1	—	—	—	1
Beginning of period	2	2	2	1	2	2	2	1
End of period	2	2	2	2	2	2	2	2
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through April 30, 2017	November 1, 2015 through October 31, 2016
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 2,558	$ 4,715	$ 1,731	$ 4,330	$ 2,308	$ 4,210	$1,549	$ 2,976	$ 2,186	$ 3,233	$ 701	$ 847
1,445	2,177	478	641	1,317	1,763	393	378	1,479	2,283	44	15
(1,501)	(5,783)	(1,387)	(2,162)	(1,336)	(4,937)	(636)	(1,418)	(2,588)	(3,934)	(202)	(381)
$ 2,502	$ 1,109	$ 822	$ 2,809	$ 2,289	$ 1,036	$1,306	$ 1,936	$ 1,077	$ 1,582	$ 543	$ 481

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
1	2	1	1	1	2	1	1	2	3	—	—
$ 1	$ 2	$ 1	$ 1	$ 1	$ 2	$ 1	$ 1	$ 2	$ 3	$ —	$ —

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
1	2	1	1	1	1	1	1	2	2	—	—
$ 1	$ 2	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 2	$ 2	$ —	$ —

302	561	133	345	276	514	114	225	239	357	68	87
177	270	38	53	164	222	30	30	169	262	4	2
(176)	(697)	(106)	(173)	(160)	(615)	(46)	(109)	(280)	(439)	(19)	(41)
303	134	65	225	280	121	98	146	128	180	53	48
2,864	2,730	889	664	2,310	2,189	533	387	2,030	1,850	124	76
3,167	2,864	954	889	2,590	2,310	631	533	2,158	2,030	177	124

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	—	—
—	—	—	1	—	—	—	1	—	—	—	—
2	2	2	1	2	2	2	1	2	2	1	1
2	2	2	2	2	2	2	2	2	2	1	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	—	—
—	—	—	1	—	—	—	1	—	—	—	—
2	2	2	1	2	2	2	1	2	2	1	1
2	2	2	2	2	2	2	2	2	2	1	1
62

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 8.93	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$ 10.14
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.25 [e]	0.34 [e]	0.22	0.23	0.23
Net realized and unrealized gains/(losses) on investments	0.19	0.08	(0.30)	0.19	0.20	0.61
Total from investment operations	0.30	0.33	0.04	0.41	0.43	0.84
Less Distributions
Dividends from net investment income	(0.17)	(0.29)	(0.35)	(0.28)	(0.38)	(0.31)
Distributions from net realized capital gains[1]	(0.03)	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)
Total distributions	(0.20)	(0.59)	(0.60)	(0.49)	(0.55)	(1.03)
Net asset value end of period	9.03	8.93	9.19	9.75	9.83	9.95
Net assets end of period (000s)	$13,575	$13,805	$15,124	$17,410	$15,510	$16,383
Ratios and Supplemental Data (%)
Total return[b]	3.49% [c]	3.91%	0.46%	4.32%	4.49%	9.23%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.51 [d]	2.87	3.57	2.14	2.36	2.26
Portfolio turnover[3]	9 [c]	26	24	20	28	21

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 10.45	$ 10.77	$ 11.68	$ 11.87	$ 11.52	$ 11.47
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.29 [e]	0.36 [e]	0.24	0.28	0.29
Net realized and unrealized gains/(losses) on investments	0.30	0.05	(0.35)	0.29	0.60	0.69
Total from investment operations	0.43	0.34	0.01	0.53	0.88	0.98
Less Distributions
Dividends from net investment income	(0.29)	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)
Distributions from net realized capital gains[1]	—	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)
Total distributions	(0.29)	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)
Net asset value end of period	10.59	10.45	10.77	11.68	11.87	11.52
Net assets end of period (000s)	$ 6,354	$ 6,574	$ 7,778	$11,200	$10,654	$10,832
Ratios and Supplemental Data (%)
Total return[b]	4.20% [c]	3.59%	0.13%	4.73%	7.89%	9.49%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.57 [d]	2.82	3.26	2.08	2.43	2.14
Portfolio turnover[3]	14 [c]	32	26	38	48	50
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$ 8.93	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$10.13	$ 8.93	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$10.13

0.11 [e]	0.25 [e]	0.32 [e]	0.21	0.24	0.23	0.11 [e]	0.25 [e]	0.33 [e]	0.21	0.24	0.23
0.18	0.08	(0.28)	0.20	0.19	0.62	0.19	0.08	(0.29)	0.20	0.19	0.62
0.29	0.33	0.04	0.41	0.43	0.85	0.30	0.33	0.04	0.41	0.43	0.85

(0.17)	(0.29)	(0.35)	(0.28)	(0.38)	(0.31)	(0.17)	(0.29)	(0.35)	(0.28)	(0.38)	(0.31)
(0.03)	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)	(0.03)	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)
(0.20)	(0.59)	(0.60)	(0.49)	(0.55)	(1.03)	(0.20)	(0.59)	(0.60)	(0.49)	(0.55)	(1.03)
9.02	8.93	9.19	9.75	9.83	9.95	9.03	8.93	9.19	9.75	9.83	9.95
$ 16	$ 16	$ 15	$ 15	$ 14	$ 14	$ 16	$ 16	$ 15	$ 15	$ 15	$ 14

3.38% [c]	3.91%	0.46%	4.32%	4.49%	9.34%	3.50% [c]	3.91%	0.46%	4.32%	4.49%	9.34%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.49 [d]	2.82	3.46	2.12	2.35	2.24	2.49 [d]	2.82	3.47	2.12	2.35	2.24
9 [c]	26	24	20	28	21	9 [c]	26	24	20	28	21

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$10.44	$10.77	$11.68	$11.87	$11.52	$11.47	$10.45	$10.77	$11.68	$11.87	$11.52	$11.47

0.13 [e]	0.28 [e]	0.34 [e]	0.23	0.27	0.24	0.13 [e]	0.28 [e]	0.34 [e]	0.23	0.27	0.24
0.31	0.05	(0.33)	0.30	0.61	0.74	0.30	0.06	(0.33)	0.30	0.61	0.74
0.44	0.33	0.01	0.53	0.88	0.98	0.43	0.34	0.01	0.53	0.88	0.98

(0.29)	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)	(0.29)	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)
—	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)	—	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)
(0.29)	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)	(0.29)	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)
10.59	10.44	10.77	11.68	11.87	11.52	10.59	10.45	10.77	11.68	11.87	11.52
$ 18	$ 17	$ 16	$ 17	$ 16	$ 15	$ 18	$ 18	$ 17	$ 17	$ 16	$ 15

4.30% [c]	3.50%	0.14%	4.73%	7.89%	9.49%	4.20% [c]	3.59%	0.13%	4.73%	7.89%	9.49%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.53 [d]	2.75	3.12	2.06	2.40	2.21	2.53 [d]	2.76	3.12	2.06	2.40	2.21
14 [c]	32	26	38	48	50	14 [c]	32	26	38	48	50
64

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 9.29	$ 9.94	$ 10.63	$ 10.78	$ 10.43	$ 10.92
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.26 [e]	0.32 [e]	0.23	0.26	0.25
Net realized and unrealized gains/(losses) on investments	0.37	0.04	(0.30)	0.29	0.68	0.64
Total from investment operations	0.49	0.30	0.02	0.52	0.94	0.89
Less Distributions
Dividends from net investment income	(0.24)	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)
Distributions from net realized capital gains[1]	(0.11)	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)
Total distributions	(0.35)	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)
Net asset value end of period	9.43	9.29	9.94	10.63	10.78	10.43
Net assets end of period (000s)	$26,210	$25,419	$27,290	$31,124	$27,397	$28,353
Ratios and Supplemental Data (%)
Total return[b]	5.51% [c]	3.56%	0.30%	5.06%	9.43%	9.71%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.67 [d]	2.83	3.19	2.18	2.56	2.25
Portfolio turnover[3]	20 [c]	33	28	19	36	22

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 11.78	$ 12.32	$ 13.48	$ 13.44	$ 12.69	$ 12.50
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.31 [e]	0.37 [e]	0.29	0.34	0.27
Net realized and unrealized gains/(losses) on investments	0.59	0.05	(0.36)	0.40	1.04	0.81
Total from investment operations	0.74	0.36	0.01	0.69	1.38	1.08
Less Distributions
Dividends from net investment income	(0.28)	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)
Distributions from net realized capital gains[1]	(0.15)	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)
Total distributions	(0.43)	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)
Net asset value end of period	12.09	11.78	12.32	13.48	13.44	12.69
Net assets end of period (000s)	$17,642	$14,293	$11,487	$10,612	$ 8,728	$ 7,204
Ratios and Supplemental Data (%)
Total return[b]	6.48% [c]	3.39%	0.11%	5.37%	11.33%	9.62%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.64 [d]	2.69	2.91	2.06	2.44	2.18
Portfolio turnover[3]	22 [c]	25	25	33	32	30
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$ 9.28	$ 9.94	$10.63	$10.77	$10.42	$10.91	$ 9.29	$ 9.94	$10.63	$10.77	$10.43	$10.92

0.12 [e]	0.25 [e]	0.31 [e]	0.23	0.26	0.23	0.12 [e]	0.25 [e]	0.31 [e]	0.23	0.26	0.23
0.38	0.04	(0.29)	0.30	0.68	0.66	0.37	0.05	(0.29)	0.30	0.67	0.66
0.50	0.29	0.02	0.53	0.94	0.89	0.49	0.30	0.02	0.53	0.93	0.89

(0.24)	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)	(0.24)	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)
(0.11)	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)	(0.11)	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)
(0.35)	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)	(0.35)	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)
9.43	9.28	9.94	10.63	10.77	10.42	9.43	9.29	9.94	10.63	10.77	10.43
$ 19	$ 18	$ 17	$ 17	$ 16	$ 15	$ 19	$ 18	$ 17	$ 18	$ 17	$ 15

5.63% [c]	3.46%	0.30%	5.16%	9.44%	9.72%	5.52% [c]	3.56%	0.30%	5.16%	9.34%	9.71%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.65 [d]	2.79	3.11	2.17	2.50	2.25	2.65 [d]	2.79	3.11	2.17	2.50	2.25
20 [c]	33	28	19	36	22	20 [c]	33	28	19	36	22

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$11.78	$12.32	$13.48	$13.44	$12.69	$12.50	$11.78	$12.32	$13.48	$13.44	$12.69	$12.50

0.16 [e]	0.31 [e]	0.37 [e]	0.28	0.32	0.26	0.16 [e]	0.31 [e]	0.37 [e]	0.28	0.32	0.26
0.57	0.05	(0.36)	0.41	1.06	0.82	0.57	0.05	(0.36)	0.41	1.06	0.82
0.73	0.36	0.01	0.69	1.38	1.08	0.73	0.36	0.01	0.69	1.38	1.08

(0.28)	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)	(0.28)	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)
(0.15)	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)	(0.15)	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)
(0.43)	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)	(0.43)	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)
12.08	11.78	12.32	13.48	13.44	12.69	12.08	11.78	12.32	13.48	13.44	12.69
$ 20	$ 19	$ 18	$ 18	$ 17	$ 16	$ 20	$ 19	$ 18	$ 18	$ 17	$ 15

6.39% [c]	3.40%	0.12%	5.37%	11.33%	9.62%	6.39% [c]	3.40%	0.12%	5.37%	11.33%	9.62%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.74 [d]	2.74	2.94	2.13	2.50	2.14	2.74 [d]	2.74	2.94	2.13	2.50	2.14
22 [c]	25	25	33	32	30	22 [c]	25	25	33	32	30
66

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 8.60	$ 9.19	$ 10.04	$ 10.22	$ 9.56	$ 10.59
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.21 [e]	0.24 [e]	0.21	0.25	0.21
Net realized and unrealized gains/(losses) on investments	0.51	0.01	(0.23)	0.35	1.04	0.56
Total from investment operations	0.62	0.22	0.01	0.56	1.29	0.77
Less Distributions
Dividends from net investment income	(0.21)	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)
Distributions from net realized capital gains[1]	(0.30)	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)
Total distributions	(0.51)	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)
Net asset value end of period	8.71	8.60	9.19	10.04	10.22	9.56
Net assets end of period (000s)	$27,566	$24,634	$25,084	$24,727	$23,994	$22,862
Ratios and Supplemental Data (%)
Total return[b]	7.52% [c]	2.96%	0.13%	5.79%	14.19%	9.64%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.63 [d]	2.54	2.55	1.99	2.42	2.03
Portfolio turnover[3]	19 [c]	31	24	22	31	27

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 12.93	$ 13.56	$ 14.92	$ 14.52	$ 13.01	$ 12.99
Income from Investment Operations
Net investment income/(loss)[a]	0.16 [e]	0.27 [e]	0.30 [e]	0.29	0.33	0.24
Net realized and unrealized gains/(losses) on investments	0.91	0.04	(0.26)	0.58	1.85	0.87
Total from investment operations	1.07	0.31	0.04	0.87	2.18	1.11
Less Distributions
Dividends from net investment income	(0.28)	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)
Distributions from net realized capital gains[1]	(0.24)	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)
Total distributions	(0.52)	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)
Net asset value end of period	13.48	12.93	13.56	14.92	14.52	13.01
Net assets end of period (000s)	$12,854	$11,496	$ 9,007	$ 7,708	$ 5,397	$ 2,794
Ratios and Supplemental Data (%)
Total return[b]	8.57% [c]	2.70%	0.34%	6.19%	17.43%	9.86%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.54 [d]	2.17	2.17	1.64	2.08	1.79
Portfolio turnover[3]	23 [c]	26	22	39	12	41
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$ 8.60	$ 9.19	$10.03	$10.22	$ 9.56	$10.58	$ 8.60	$ 9.19	$10.03	$10.22	$ 9.56	$10.58

0.11 [e]	0.21 [e]	0.24 [e]	0.20	0.24	0.20	0.11 [e]	0.21 [e]	0.24 [e]	0.20	0.24	0.20
0.50	0.01	(0.22)	0.35	1.05	0.58	0.50	0.01	(0.22)	0.35	1.05	0.58
0.61	0.22	0.02	0.55	1.29	0.78	0.61	0.22	0.02	0.55	1.29	0.78

(0.21)	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)	(0.21)	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)
(0.30)	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)	(0.30)	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)
(0.51)	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)	(0.51)	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)
8.70	8.60	9.19	10.03	10.22	9.56	8.70	8.60	9.19	10.03	10.22	9.56
$ 21	$ 19	$ 19	$ 19	$ 18	$ 16	$ 21	$ 20	$ 19	$ 19	$ 18	$ 16

7.40% [c]	2.97%	0.24%	5.70%	14.20%	9.74%	7.40% [c]	2.97%	0.24%	5.70%	14.20%	9.74%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.66 [d]	2.54	2.59	1.97	2.40	2.02	2.66 [d]	2.54	2.59	1.97	2.40	2.02
19 [c]	31	24	22	31	27	19 [c]	31	24	22	31	27

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$12.92	$13.55	$14.91	$14.51	$13.01	$12.99	$12.92	$13.55	$14.91	$14.51	$13.01	$12.99

0.16 [e]	0.29 [e]	0.31 [e]	0.27	0.32	0.25	0.16 [e]	0.29 [e]	0.31 [e]	0.27	0.32	0.25
0.91	0.02	(0.27)	0.60	1.85	0.86	0.91	0.02	(0.27)	0.60	1.85	0.86
1.07	0.31	0.04	0.87	2.17	1.11	1.07	0.31	0.04	0.87	2.17	1.11

(0.28)	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)	(0.28)	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)
(0.24)	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)	(0.24)	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)
(0.52)	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)	(0.52)	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)
13.47	12.92	13.55	14.91	14.51	13.01	13.47	12.92	13.55	14.91	14.51	13.01
$ 22	$ 20	$ 20	$ 20	$ 19	$ 16	$ 22	$ 20	$ 19	$ 19	$ 18	$ 16

8.58% [c]	2.70%	0.34%	6.19%	17.36%	9.87%	8.58% [c]	2.70%	0.34%	6.19%	17.36%	9.87%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.53 [d]	2.30	2.27	1.80	2.30	1.93	2.53 [d]	2.30	2.27	1.80	2.30	1.93
23 [c]	26	22	39	12	41	23 [c]	26	22	39	12	41
68

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 8.42	$ 9.05	$ 9.84	$ 10.01	$ 9.19	$ 10.85
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.17 [e]	0.18 [e]	0.17	0.22	0.18
Net realized and unrealized gains/(losses) on investments	0.67	(0.01)	(0.10)	0.46	1.52	0.50
Total from investment operations	0.77	0.16	0.08	0.63	1.74	0.68
Less Distributions
Dividends from net investment income	(0.17)	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)
Distributions from net realized capital gains[1]	(0.40)	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)
Total distributions	(0.57)	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)
Net asset value end of period	8.62	8.42	9.05	9.84	10.01	9.19
Net assets end of period (000s)	$22,324	$19,448	$19,805	$18,933	$17,963	$15,554
Ratios and Supplemental Data (%)
Total return[b]	9.61% [c]	2.36%	0.94%	6.77%	20.63%	9.76%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.34 [d]	2.03	1.96	1.59	2.24	1.71
Portfolio turnover[3]	18 [c]	30	18	22	22	27

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 13.51	$ 14.25	$ 15.17	$ 14.85	$ 12.42	$ 12.85
Income from Investment Operations
Net investment income/(loss)[a]	0.14 [e]	0.21 [e]	0.23 [e]	0.23	0.29	0.19
Net realized and unrealized gains/(losses) on investments	1.25	0.01	(0.06)	0.80	2.58	0.81
Total from investment operations	1.39	0.22	0.17	1.03	2.87	1.00
Less Distributions
Dividends from net investment income	(0.22)	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)
Distributions from net realized capital gains[1]	(0.49)	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)
Total distributions	(0.71)	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)
Net asset value end of period	14.19	13.51	14.25	15.17	14.85	12.42
Net assets end of period (000s)	$ 8,953	$ 7,211	$ 5,523	$ 4,239	$ 3,340	$ 1,911
Ratios and Supplemental Data (%)
Total return[b]	10.70% [c]	1.91%	1.23%	7.17%	23.75%	9.62%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.14 [d]	1.58	1.56	1.37	1.82	1.40
Portfolio turnover[3]	19 [c]	24	15	21	20	16
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$ 8.43	$ 9.06	$ 9.85	$10.02	$ 9.20	$10.86	$ 8.43	$ 9.06	$ 9.85	$10.02	$ 9.20	$10.86

0.10 [e]	0.17 [e]	0.18 [e]	0.16	0.21	0.17	0.10 [e]	0.17 [e]	0.18 [e]	0.16	0.21	0.17
0.67	(0.01)	(0.10)	0.47	1.53	0.51	0.67	(0.01)	(0.10)	0.47	1.53	0.51
0.77	0.16	0.08	0.63	1.74	0.68	0.77	0.16	0.08	0.63	1.74	0.68

(0.17)	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)	(0.17)	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)
(0.40)	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)	(0.40)	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)
(0.57)	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)	(0.57)	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)
8.63	8.43	9.06	9.85	10.02	9.20	8.63	8.43	9.06	9.85	10.02	9.20
$ 23	$ 21	$ 20	$ 20	$ 19	$ 16	$ 23	$ 21	$ 20	$ 20	$ 19	$ 16

9.61% [c]	2.36%	0.94%	6.76%	20.62%	9.78%	9.61% [c]	2.36%	0.94%	6.76%	20.62%	9.78%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.37 [d]	2.01	1.97	1.60	2.20	1.71	2.37 [d]	2.01	1.97	1.60	2.20	1.71
18 [c]	30	18	22	22	27	18 [c]	30	18	22	22	27

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$13.51	$14.25	$15.17	$14.84	$12.42	$12.85	$13.51	$14.25	$15.17	$14.84	$12.42	$12.85

0.15 [e]	0.22 [e]	0.24 [e]	0.22	0.28	0.20	0.15 [e]	0.22 [e]	0.24 [e]	0.22	0.28	0.20
1.24	— *	(0.07)	0.82	2.58	0.80	1.24	— *	(0.07)	0.82	2.58	0.80
1.39	0.22	0.17	1.04	2.86	1.00	1.39	0.22	0.17	1.04	2.86	1.00

(0.22)	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)	(0.22)	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)
(0.49)	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)	(0.49)	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)
(0.71)	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)	(0.71)	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)
14.19	13.51	14.25	15.17	14.84	12.42	14.19	13.51	14.25	15.17	14.84	12.42
$ 24	$ 21	$ 21	$ 21	$ 20	$ 16	$ 23	$ 21	$ 21	$ 21	$ 19	$ 15

10.70% [c]	1.91%	1.23%	7.24%	23.66%	9.62%	10.70% [c]	1.91%	1.23%	7.24%	23.66%	9.62%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.19 [d]	1.68	1.63	1.40	2.06	1.50	2.19 [d]	1.68	1.63	1.40	2.06	1.50
19 [c]	24	15	21	20	16	19 [c]	24	15	21	20	16
70

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value beginning of period	$ 9.23	$ 10.39	$ 11.40	$ 11.46	$ 10.17	$ 11.75
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.12 [e]	0.14 [e]	0.15	0.22	0.16
Net realized and unrealized gains/(losses) on investments	0.93	(0.03)	0.05	0.67	2.20	0.58
Total from investment operations	1.02	0.09	0.19	0.82	2.42	0.74
Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)
Distributions from net realized capital gains[1]	(0.61)	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)
Total distributions	(0.74)	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)
Net asset value end of period	9.51	9.23	10.39	11.40	11.46	10.17
Net assets end of period (000s)	$20,526	$18,728	$19,221	$20,434	$19,170	$14,516
Ratios and Supplemental Data (%)
Total return[b]	11.71% [c]	1.51%	1.83%	7.61%	26.12%	9.66%
Ratio of total expenses to average net assets[2]	—	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.00 [d]	1.34	1.35	1.17	1.88	1.41
Portfolio turnover[3]	26 [c]	24	24	23	17	21

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class
	6-Month Period Ended April 30, 2017	Year Ended October 31,
		2016	2015
	(Unaudited)
Net asset value beginning of period	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.11 [e]	0.05 [e]
Net realized and unrealized gains/(losses) on investments	1.10	0.01	0.18
Total from investment operations	1.19	0.12	0.23
Less Distributions
Dividends from net investment income	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains[1]	(0.20)	(0.04)	—
Total distributions	(0.32)	(0.18)	(0.15)
Net asset value end of period	10.89	10.02	10.08
Net assets end of period (000s)	$1,923	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return[b]	12.21% [c]	1.38%	2.28% [c]
Ratio of total expenses to average net assets[2]	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—
Ratio of net investment income to average net assets[a,2]	1.77 [d]	1.13	0.52 [d]
Portfolio turnover[3]	24 [c]	33	15 [c]
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class						Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,					6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
(Unaudited)						(Unaudited)
$ 9.24	$10.40	$11.41	$11.47	$10.18	$11.75	$ 9.24	$10.40	$11.41	$11.47	$10.18	$11.75

0.09 [e]	0.12 [e]	0.14 [e]	0.15	0.22	0.16	0.09 [e]	0.12 [e]	0.14 [e]	0.15	0.22	0.16
0.94	(0.03)	0.05	0.67	2.20	0.59	0.93	(0.03)	0.05	0.67	2.20	0.59
1.03	0.09	0.19	0.82	2.42	0.75	1.02	0.09	0.19	0.82	2.42	0.75

(0.13)	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)	(0.13)	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)
(0.61)	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)	(0.61)	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)
(0.74)	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)	(0.74)	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)
9.53	9.24	10.40	11.41	11.47	10.18	9.52	9.24	10.40	11.41	11.47	10.18
$ 25	$ 22	$ 21	$ 21	$ 19	$ 15	$ 24	$ 22	$ 22	$ 21	$ 20	$ 16

11.82% [c]	1.50%	1.83%	7.61%	26.09%	9.74%	11.70% [c]	1.50%	1.83%	7.61%	26.09%	9.74%
0.25 [d]	0.25	0.25	0.25	0.25	0.25	0.37 [d]	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—	—	—
2.01 [d]	1.36	1.32	1.17	1.91	1.35	2.01 [d]	1.36	1.32	1.17	1.91	1.35
26 [c]	24	24	23	17	21	26 [c]	24	24	23	17	21

Administrative Class			Investor Class
6-Month Period Ended April 30, 2017	Year Ended October 31,		6-Month Period Ended April 30, 2017	Year Ended October 31,
	2016	2015		2016	2015
(Unaudited)			(Unaudited)
$10.02	$10.08	$10.00	$10.02	$10.08	$10.00

0.10 [e]	0.12 [e]	0.13 [e]	0.10 [e]	0.12 [e]	0.13 [e]
1.09	— *	0.10	1.09	— *	0.10
1.19	0.12	0.23	1.19	0.12	0.23

(0.12)	(0.14)	(0.15)	(0.12)	(0.14)	(0.15)
(0.20)	(0.04)	—	(0.20)	(0.04)	—
(0.32)	(0.18)	(0.15)	(0.32)	(0.18)	(0.15)
10.89	10.02	10.08	10.89	10.02	10.08
$ 12	$ 10	$ 10	$ 12	$ 10	$ 10

12.21% [c]	1.39%	2.28% [c]	12.21% [c]	1.39%	2.28% [c]
0.25 [d]	0.25	0.25 [d]	0.37 [d]	0.37	0.37 [d]
—	—	—	—	—	—
1.90 [d]	1.23	1.29 [d]	1.90 [d]	1.23	1.29 [d]
24 [c]	33	15 [c]	24 [c]	33	15 [c]
72

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
3	Amounts do not include the activity of the underlying funds.
a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

73

Harbor Target Retirement Funds
Notes to Financial Statements—April 30, 2017 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 30 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by the subadvisers, none of which is affiliated with the Adviser.
The Funds' currently may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
74

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
75

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2017, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 11% of Harbor Global Leaders Fund and 10% of Harbor Real Return Fund.
Investment Company Reporting Modernization
In October 2016, the SEC released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, investment income, realized and unrealized gains or losses for each Fund for the six-month period ended April 30, 2017 are as follows:
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 43	$ 61	$ —	$ 21	$ 20	$ 3
Harbor Mid Cap Growth Fund	17	34	—	31	—	(7)
Harbor Small Cap Growth Fund	14	35	—	30	1	(5)
Harbor Large Cap Value Fund	34	78	2	34	13	10
Harbor Mid Cap Value Fund	28	62	4	15	4	16
Harbor Small Cap Value Fund	17	50	1	26	—	8
Harbor International Fund	46	329	12	65	—	(37)
Harbor Diversified International All Cap Fund	343	17	—	22	—	1
Harbor International Growth Fund	37	132	6	21	—	4
Harbor Global Leaders Fund	13	24	—	18	—	(1)
Harbor High-Yield Bond Fund	108	169	52	50	—	(15)
Harbor Bond Fund	370	373	81	(108)	77	(29)
Harbor Real Return Fund	106	166	8	36	—	(33)
Harbor Money Market Fund	61	94	3	—	—	—
Total	$1,237	$1,624	$169	$ 261	$115	$(85)

76

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 31	$ 58	$—	$ 12	$ 13	$ 1
Harbor Mid Cap Growth Fund	10	28	—	16	—	(2)
Harbor Small Cap Growth Fund	8	28	—	17	1	(2)
Harbor Large Cap Value Fund	24	71	1	20	8	7
Harbor Mid Cap Value Fund	19	52	3	14	2	5
Harbor Small Cap Value Fund	11	38	—	16	—	5
Harbor International Fund	25	220	7	41	—	(23)
Harbor Diversified International All Cap Fund	203	12	—	12	—	—
Harbor International Growth Fund	19	97	4	13	—	3
Harbor Global Leaders Fund	7	24	—	11	—	(1)
Harbor Commodity Real Return Strategy Fund	3	85	—	2	—	2
Harbor High-Yield Bond Fund	71	138	27	29	—	(11)
Harbor Bond Fund	285	255	36	(45)	34	(15)
Harbor Real Return Fund	127	100	3	7	—	(5)
Harbor Money Market Fund	68	51	1	—	—	—
Total	$911	$1,257	$ 82	$165	$ 58	$(36)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 177	$ 170	$ 1	$ 70	$ 63	$ 8
Harbor Mid Cap Growth Fund	96	87	—	92	—	(15)
Harbor Small Cap Growth Fund	98	104	—	90	2	(10)
Harbor Large Cap Value Fund	149	221	7	88	42	51
Harbor Mid Cap Value Fund	135	173	13	28	12	69
Harbor Small Cap Value Fund	91	130	2	82	—	25
Harbor International Fund	170	966	37	228	—	(126)
Harbor Diversified International All Cap Fund	1,173	89	—	67	—	1
Harbor International Growth Fund	149	364	18	84	—	4
Harbor Global Leaders Fund	38	70	—	55	—	(3)
Harbor Commodity Real Return Strategy Fund	37	723	—	107	—	(74)
Harbor Convertible Securities Fund	32	803	5	(3)	—	17
Harbor High-Yield Bond Fund	530	395	127	124	—	(35)
Harbor Bond Fund	1,594	694	122	(128)	116	(69)
Harbor Real Return Fund	384	227	11	33	—	(27)
Harbor Money Market Fund	462	80	2	—	—	—
Total	$5,315	$5,296	$345	$1,017	$235	$(184)

77

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 251	$ 99	$ 1	$ 57	$ 40	$ 5
Harbor Mid Cap Growth Fund	140	58	—	66	—	(10)
Harbor Small Cap Growth Fund	129	60	—	63	2	(7)
Harbor Large Cap Value Fund	260	125	4	71	26	26
Harbor Mid Cap Value Fund	206	108	8	36	7	30
Harbor Small Cap Value Fund	144	77	1	59	—	14
Harbor International Fund	308	678	24	168	—	(88)
Harbor Diversified International All Cap Fund	882	20	—	53	—	1
Harbor International Growth Fund	231	230	11	70	—	1
Harbor Global Leaders Fund	71	45	—	41	—	(4)
Harbor Commodity Real Return Strategy Fund	81	617	—	66	—	(40)
Harbor Convertible Securities Fund	95	778	4	(4)	—	17
Harbor High-Yield Bond Fund	1,169	203	86	78	—	(17)
Harbor Bond Fund	1,775	273	62	(69)	56	(13)
Harbor Real Return Fund	481	92	5	13	—	(5)
Total	$6,223	$3,463	$206	$768	$131	$(90)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 221	$ 93	$ 1	$ 108	$ 84	$ 7
Harbor Mid Cap Growth Fund	133	56	—	116	—	(8)
Harbor Small Cap Growth Fund	138	79	—	122	3	(10)
Harbor Large Cap Value Fund	212	156	9	121	56	72
Harbor Mid Cap Value Fund	228	164	17	53	16	79
Harbor Small Cap Value Fund	152	116	3	130	—	19
Harbor International Fund	240	1,199	50	223	—	(79)
Harbor Diversified International All Cap Fund	1,640	36	—	100	—	1
Harbor International Growth Fund	206	388	24	120	—	11
Harbor Global Leaders Fund	45	64	—	61	—	10
Harbor Commodity Real Return Strategy Fund	82	1,256	—	205	—	(150)
Harbor Convertible Securities Fund	58	1,052	6	(5)	—	23
Harbor High-Yield Bond Fund	1,236	135	133	106	—	(15)
Harbor Bond Fund	1,760	180	90	(118)	83	(11)
Harbor Real Return Fund	397	44	5	11	—	(4)
Total	$6,748	$5,018	$338	$1,353	$242	$ (55)

78

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 184	$ 108	$ 1	$ 59	$ 49	$ 7
Harbor Mid Cap Growth Fund	111	67	—	76	—	(13)
Harbor Small Cap Growth Fund	106	73	—	73	2	(9)
Harbor Large Cap Value Fund	171	138	5	93	33	18
Harbor Mid Cap Value Fund	152	115	10	55	9	19
Harbor Small Cap Value Fund	101	82	2	72	—	13
Harbor International Fund	178	728	29	187	—	(104)
Harbor Diversified International All Cap Fund	952	41	—	56	—	1
Harbor International Growth Fund	165	263	14	81	—	(5)
Harbor Global Leaders Fund	49	54	—	45	—	(4)
Harbor Commodity Real Return Strategy Fund	33	633	—	81	—	(52)
Harbor Convertible Securities Fund	11	181	1	(5)	—	8
Harbor High-Yield Bond Fund	478	112	53	46	—	(10)
Harbor Bond Fund	689	167	37	(44)	35	(10)
Harbor Real Return Fund	133	29	2	2	—	—
Total	$3,513	$2,791	$154	$877	$128	$(141)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 294	$ 119	$ 2	$ 93	$ 97	$ 38
Harbor Mid Cap Growth Fund	154	61	—	129	—	(6)
Harbor Small Cap Growth Fund	143	77	—	134	4	(9)
Harbor Large Cap Value Fund	249	145	10	162	64	57
Harbor Mid Cap Value Fund	237	147	20	70	18	77
Harbor Small Cap Value Fund	161	119	3	130	—	37
Harbor International Fund	276	1,337	57	201	—	(35)
Harbor Diversified International All Cap Fund	1,881	50	—	111	—	2
Harbor International Growth Fund	267	449	27	112	—	35
Harbor Global Leaders Fund	73	63	—	65	—	18
Harbor Commodity Real Return Strategy Fund	36	930	—	145	—	(103)
Harbor High-Yield Bond Fund	520	91	70	58	—	(10)
Harbor Bond Fund	858	110	50	(69)	46	(5)
Harbor Real Return Fund	98	13	1	3	—	(1)
Total	$5,247	$3,711	$240	$1,344	$229	$ 95

79

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 174	$ 45	$ 1	$ 52	$ 43	$ 8
Harbor Mid Cap Growth Fund	88	24	—	61	—	(7)
Harbor Small Cap Growth Fund	85	34	—	61	2	(5)
Harbor Large Cap Value Fund	186	70	4	76	28	22
Harbor Mid Cap Value Fund	153	69	9	40	8	26
Harbor Small Cap Value Fund	91	44	2	70	—	4
Harbor International Fund	208	613	25	155	—	(78)
Harbor Diversified International All Cap Fund	873	33	—	51	—	1
Harbor International Growth Fund	184	209	12	67	—	1
Harbor Global Leaders Fund	56	26	—	38	—	1
Harbor Commodity Real Return Strategy Fund	27	332	—	23	—	(9)
Harbor High-Yield Bond Fund	214	29	20	16	—	(2)
Harbor Bond Fund	351	41	13	(15)	12	(3)
Harbor Real Return Fund	50	4	—	1	—	—
Total	$2,740	$1,573	$ 86	$696	$ 93	$(41)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 336	$ 259	$ 2	$ 90	$120	$ 67
Harbor Mid Cap Growth Fund	174	154	—	181	—	(32)
Harbor Small Cap Growth Fund	160	167	—	174	5	(19)
Harbor Large Cap Value Fund	291	323	13	143	80	131
Harbor Mid Cap Value Fund	256	269	25	51	22	134
Harbor Small Cap Value Fund	155	206	4	148	—	59
Harbor International Fund	402	1,892	71	363	—	(162)
Harbor Diversified International All Cap Fund	2,294	146	—	133	—	3
Harbor International Growth Fund	345	718	34	143	—	31
Harbor Global Leaders Fund	98	119	—	76	—	26
Harbor Commodity Real Return Strategy Fund	53	723	—	69	—	(38)
Harbor High-Yield Bond Fund	325	96	29	28	—	(9)
Harbor Bond Fund	454	130	18	(16)	16	(8)
Total	$5,343	$5,202	$196	$1,583	$243	$ 183

80

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund				Change in Unrealized Gain/(Loss)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 90	$ 17	$—	$ 16	$ 9	$ (1)
Harbor Mid Cap Growth Fund	45	10	—	14	—	(1)
Harbor Small Cap Growth Fund	43	11	—	14	—	(2)
Harbor Large Cap Value Fund	105	24	1	23	6	1
Harbor Mid Cap Value Fund	74	19	2	13	2	—
Harbor Small Cap Value Fund	51	15	—	15	—	1
Harbor International Fund	116	155	6	32	—	(10)
Harbor Diversified International All Cap Fund	233	14	—	13	—	—
Harbor International Growth Fund	93	54	3	19	—	(1)
Harbor Global Leaders Fund	34	8	—	9	—	—
Harbor Commodity Real Return Strategy Fund	9	48	—	(1)	—	3
Harbor High-Yield Bond Fund	26	4	1	—	—	—
Harbor Bond Fund	35	5	1	—	1	—
Total	$954	$384	$ 14	$167	$ 18	$(10)

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
81

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the period ended April 30, 2017. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.  The voluntary waiver may be discontinued at any time.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds'. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional shares
Administrative Class	0.00% of the average daily net assets of all Administrative shares
Investor Class	0.12% of the average daily net assets of all Investor shares
Harbor Services Group has voluntarily waived its transfer agent fees during the six-month period ended April 30, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On April 30, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	9,081	1,816	1,816	12,713	0.8%
Harbor Target Retirement 2015 Fund	8,540	1,708	1,708	11,956	2.0
Harbor Target Retirement 2020 Fund	24,076	2,021	2,020	28,117	1.0
Harbor Target Retirement 2025 Fund	17,066	1,645	1,645	20,356	1.4
Harbor Target Retirement 2030 Fund	42,936	2,403	2,403	47,742	1.5
Harbor Target Retirement 2035 Fund	31,331	1,626	1,626	34,583	3.6
Harbor Target Retirement 2040 Fund	13,278	2,655	2,655	18,588	0.7
Harbor Target Retirement 2045 Fund	58,190	1,668	1,668	61,526	9.7
Harbor Target Retirement 2050 Fund	24,539	2,564	2,564	29,667	1.4
Harbor Target Retirement 2055 Fund	11,496	1,069	1,069	13,634	7.7
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2017.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
82

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$13,618	$ 325	$(336)	$ (11)
Harbor Target Retirement 2015 Fund*	6,259	204	(73)	131
Harbor Target Retirement 2020 Fund	25,532	1,023	(308)	715
Harbor Target Retirement 2025 Fund	17,074	705	(97)	608
Harbor Target Retirement 2030 Fund	26,340	1,561	(293)	1,268
Harbor Target Retirement 2035 Fund	12,177	780	(59)	721
Harbor Target Retirement 2040 Fund	20,471	1,993	(94)	1,899
Harbor Target Retirement 2045 Fund	8,321	695	(16)	679
Harbor Target Retirement 2050 Fund	18,389	2,204	(18)	2,186
Harbor Target Retirement 2055 Fund	1,787	160	—	160

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
83

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,034.90
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,033.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,035.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,042.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,043.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,042.00
Hypothetical (5% return)		0.00	1,000	1,024.79
84

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,055.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,056.30
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,055.20
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,064.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,063.90
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,063.90
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,075.20
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,074.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,074.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,085.70
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,085.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,085.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,096.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,096.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,096.10
Hypothetical (5% return)		0.00	1,000	1,024.79
85

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,107.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,107.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,107.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,117.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,118.20
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,117.00
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,122.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,122.10
Hypothetical (5% return)		0.00	1,000	1,024.79
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,122.10
Hypothetical (5% return)		0.00	1,000	1,024.79

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.
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Harbor Target Retirement Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 12, 13 and 14, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Harbor Funds.
In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
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Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:
•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;
•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;
•	the profitability of the Adviser with respect to each Target Retirement Fund;
•	while no fees were proposed to be charged by the Adviser for investment advisory services, the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;
•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	the short- and long-term investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glidepaths on relative performance;
•	the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other “fall out” benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;
•	information received at regular meetings throughout the year related to Target Retirement Funds’ performance and services rendered by the Adviser; and
•	information contained in materials provided by the Adviser and compiled by Broadridge, as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.
Investment Performance, Advisory Fees, and Expense Ratios
In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Broadridge. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund except the Target Retirement 2055 Fund which had an inception date of November 1, 2014), the Trustees noted that Broadridge had selected 15 peer complexes’ target date funds as peers for the Target Retirement Funds that Broadridge believes are the most comparable to the Target Retirement Funds. These 15 peer complexes are: American Century One Choice Portfolios, BlackRock LifePath Smart Beta Portfolios, Fidelity Advisor Freedom Funds, Franklin LifeSmart Retirement Target Funds, John Hancock Retirement Living Portfolios, JPMorgan SmartRetirement Funds, MainStay Retirement Funds, Principal LifeTime Portfolios, Putnam Retirement Ready Portfolios, Russell Strategy Portfolios, Schwab Target Funds, T. Rowe Price Retirement Funds, TIAA-CREF Lifecycle Portfolios and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Broadridge included these
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Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
15 selected peers, as applicable, as the performance group and all target date funds as the performance universe. The Trustees also noted that Broadridge had produced reports on only the Institutional Class shares of the Target Retirement Funds as there are no shareholders currently in either of the Administrative or Investor share classes and no 12b-1 fees are assessed.
The Trustees considered the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $146.45 million in assets, out of a firm-wide total of approximately $67.14 billion in assets under management as of December 31, 2016.
The Trustees considered the fact that the Target Retirement Funds had been in operation for a shorter period than many of their peers. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and that the Adviser was voluntarily waiving its fees and/or reimbursing each of the Target Retirement Fund’s expenses, acknowledging that the waivers/reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating the Target Retirement Funds was negative.
Harbor Target Retirement Income Fund. The Trustees noted the Fund’s Institutional Class outperformance relative to its universe median for the two-, and three-year periods ended December 31, 2016, its underperformance relative to its universe median for the one- and four-year periods ended December 31, 2016, and its performance at its universe median for the five-year period ended December 31, 2016, according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the top third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the top half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, three-, four- and five-year periods ended December 31, 2016 and the Fund’s outperformance relative to its universe median for the two-year period ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses were in the third quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was at the peer group median and above the universe median.
Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses were in the third quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe median.
Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
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Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the third quintile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below both the peer group and universe medians.
Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2016 according to Broadridge. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the third quartile of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median and at the universe median.
Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its Broadridge universe median for the one-, two-, three- and four-year periods ended December 31, 2016 and its outperformance for the five-year period ended December 31, 2016. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median and at the universe median.
Harbor Target Retirement 2055 Fund. The Trustees noted the Fund’s Institutional Class underperformance relative to its Broadridge universe median for the one-year, two-year and since inception periods ended December 31, 2016. The Trustees also considered the Broadridge comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was above both the peer group and universe medians.
Adviser Fees and Profitability
The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.
Economies of Scale
As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.
90

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
91

Glossary

Benchmark Descriptions
Composite Index Income—The Composite Index Income is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index Income match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2015—The Composite Index 2015 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2015 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2020 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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Glossary—Continued

Benchmark Descriptions—Continued
Composite Index 2035—The Composite Index 2035 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2035 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2040 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2045 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
93

Glossary—Continued

Benchmark Descriptions—Continued
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofAMerrill Lynch U.S. High Yield Index—The BofAMerrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
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Benchmark Descriptions—Continued
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
95

Glossary—Continued

Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
96

Glossary—Continued

Financial Terms—Continued
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
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Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
98

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees, Advisory Board Members & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Joseph L. Dowling, III
Advisory Board Member
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer,
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.SAR.TR.0417

ITEM 2 – CODE OF ETHICS
Not applicable.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 5th day of July, 2017 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ David G. Van Hooser

David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	July 5, 2017
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	July 5, 2017

Exhibit Index
Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).